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SCHEDULE 14a

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.
CYLINK CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.*
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
*
Fee paid by SafeNet, Inc. in connection with the filing of the Registration Statement of SafeNet, Inc. on Form S-4 (File No. 333-101577) filed on November 27, 2002 with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

CYLINK CORPORATION
3131 Jay Street
Santa Clara, CA 95054

To the Shareholders of Cylink Corporation
Merger Proposal—Your Vote is Very Important

Dear Cylink Corporation Shareholders:

        We are pleased to report that on October 30, 2002 the Boards of Directors of Cylink Corporation, or Cylink, and SafeNet, Inc., or SafeNet, unanimously approved an agreement to merge a wholly-owned SafeNet subsidiary into Cylink. As a result of the proposed merger, Cylink will become a wholly-owned subsidiary of SafeNet. If Cylink and SafeNet complete the proposed merger, you will become a stockholder of SafeNet.

        In the merger, each share of Cylink common stock will be exchanged for 0.05 of a share of SafeNet common stock. Accordingly, the value of the shares of SafeNet common stock that the Cylink shareholders will receive will vary depending upon the market price of SafeNet common stock at the time of the consummation of the merger. SafeNet common stock is listed on the Nasdaq National Market under the trading symbol "SFNT," and on December 26, 2002, SafeNet common stock closed at $25.45 per share. Based on the number of shares of common stock of Cylink and SafeNet outstanding on December 26, 2002, the former shareholders of Cylink will own approximately 17.4% of SafeNet's common stock after the merger.

        SafeNet and Cylink cannot complete the merger unless Cylink shareholders holding a majority of the outstanding shares of Cylink approve the merger agreement and the merger. Your vote is very important. Whether or not you plan to attend your shareholders' meeting, please complete, sign, date and return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        After careful consideration, the Cylink Board of Directors has unanimously approved the merger agreement and the merger and concluded the merger to be fair and in the best interests of the Cylink shareholders. The Cylink Board of Directors unanimously recommends that you vote "FOR" the proposed merger.

        This proxy statement/prospectus provides you with information concerning SafeNet and the merger. Please give all of the information contained in the proxy statement/prospectus your careful attention, as an investment in SafeNet common stock involves risk. In particular, you should carefully consider the discussion in the section entitled "Risk Factors" beginning on page 22 of this proxy statement/prospectus.

        Cylink Corporation appreciates your interest in and consideration of this matter.

Sincerely,

Leo A. Guthart Chairman of the Board Cylink Corporation

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the SafeNet securities to be issued in connection with the merger or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

        This proxy statement/prospectus is dated December 27, 2002 and is first being mailed to the Cylink shareholders on or about December 31, 2002.

CYLINK CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME:	9:00 a.m., Pacific Time
DATE:	Wednesday, February 5, 2003
PLACE:	Morrison & Foerster LLP 755 Page Mill Road Palo Alto, CA 94304-1018

TO THE SHAREHOLDERS OF CYLINK CORPORATION:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Cylink Corporation, a California corporation, will be held on Wednesday, February 5, 2003, at 9:00 a.m., Pacific Time, at the offices of Morrison & Foerster LLP, Cylink's outside counsel, located at 755 Page Mill Road, Palo Alto, California 94304-1018, for the following purposes, as more fully described in the proxy statement/prospectus accompanying this Notice:

        1.    To consider and vote upon a proposal to approve the Agreement and Plan of Reorganization, dated October 30, 2002, by and among SafeNet, Inc., Sapphire Acquisition Corp., a wholly-owned subsidiary of SafeNet, Inc., and Cylink Corporation (see Annex A). Under the terms of the proposed merger agreement, Sapphire Acquisition Corp. will merge with and into Cylink Corporation, and Cylink Corporation will survive the merger as a wholly-owned subsidiary of SafeNet. In the merger, holders of outstanding shares of common stock of Cylink will receive 0.05 of a share of SafeNet common stock for each share of Cylink common stock they hold. Approval of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement.

        2.    To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Only shareholders of record at the close of business on December 26, 2002 are entitled to notice of and to vote at the special meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the special meeting will be available for inspection at the executive offices of Cylink.

        All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the special meeting. If you attend the special meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the special meeting will be counted. Pursuant to the California Corporations Code, holders of outstanding shares of common stock of Cylink who do not vote in favor of the approval of the merger and the merger agreement and who comply with the requirements of Section 1300 et. seq. of the California Corporations Code will have, if the merger is consummated, the right to seek appraisal of their shares of common stock. For a more complete description of such appraisal or dissenters' rights, see "The Merger—Appraisal Rights" beginning on page 85 in the accompanying proxy statement/prospectus.

By Order of the Cylink Corporation Board of Directors

Leo A. Guthart Chairman of the Board

Santa Clara, California

December 27, 2002

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT/PROSPECTUS CAREFULLY AND, TO ENSURE THAT YOUR SHARES ARE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

i

Reasonable Efforts to Complete the Merger	97
Limitation on Cylink's Ability to Consider Other Acquisition Proposals	97
Employee Benefits	99
Indemnification	100
Conditions to Completion of the Merger	100
Termination of the Merger Agreement	102
Termination Fee; Expenses	105
Amendments to the Merger Agreement; Waiver	105
Restrictions on the Ability of Affiliates of Cylink to Sell SafeNet Stock	106
Operations After the Merger	106
THE VOTING AGREEMENTS	107
Cylink Principal Shareholders Voting Agreement	107
Anthony A. Caputo Voting Agreement	109
INFORMATION RELATING TO CYLINK	110
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA	111
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS	115
COMPARATIVE RIGHTS OF SAFENET STOCKHOLDERS AND CYLINK SHAREHOLDERS	119
Authorized Shares of Capital Stock	119
Voting Rights	119
Preemptive Rights	120
Business Combinations; Supermajority Voting Requirements	120
Appraisal Rights	121
Special Meetings of Stockholders	122
Stockholder Action Without a Meeting	122
Stockholder Proposal Procedures	122
Advance Notice and Record Date	123
Inspection of Books and Records	123
Classified Board of Directors	123
Removal of Directors	124
Vacancies on the Board of Directors	124
Fiduciary Duties	124
Indemnification	125
Limitation of Personal Liability of Directors	126
Derivative Actions	126
Interested Director Transactions	127
Amendment of Governing Documents	127
Dividends	128
LEGAL MATTERS	129
EXPERTS	129
ADDITIONAL INFORMATION FOR STOCKHOLDERS	130
WHERE YOU CAN FIND MORE INFORMATION	131
ANNEX A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
ANNEX B-1: VOTING AGREEMENT—CYLINK PRINCIPAL SHAREHOLDERS	B-1-1
ANNEX B-2: VOTING AGREEMENT—ANTHONY A. CAPUTO	B-2-1
ANNEX C: OPINION OF FIRST ANALYSIS SECURITIES CORPORATION	C-1
ANNEX D: OPINION OF PACIFIC GROWTH EQUITIES, INC.	D-1
ANNEX E: CHAPTER 13 OF THE CALIFORNIA CORPORATIONS CODE	E-1

ii

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:	Who is SafeNet?
A:
SafeNet, Inc., or SafeNet, delivers a widely deployed Virtual Private Network, or VPN, technology for secure business communications over the Internet, offering both Original Equipment Manufacturer, or OEM, technology and end-user products for VPN and e-commerce applications. A VPN is a communications system that uses strong encryption and authentication to create private "tunnels" through the Internet or other shared networks, allowing businesses to take advantage of the lowest cost network without exposing their business communications. Since its inception in 1983, SafeNet has been providing network security solutions worldwide for financial, enterprise, telecommunications, and government use. Through customer engagements with organizations like the U.S. Department of State, Internal Revenue Service, U.S. Treasury, Federal Reserve Bank, and Citibank, SafeNet has gained over 18 years of direct experience developing, deploying, and managing network security systems for Fortune 500 companies and government organizations around the world. SafeNet is traded on the Nasdaq National Market under the symbol "SFNT."
Q:	Who is Cylink?
A:
Cylink Corporation, or Cylink, develops, manufactures, markets and supports a comprehensive portfolio of hardware and software security products for mission-critical private networks and business communications over the Internet. Cylink's solutions enable its customers to merge their operations and transactions onto existing networks, maximize network use, reduce the costs of operations and expand their businesses. Cylink's customers include leading Fortune 500 companies, multinational corporations, financial institutions and numerous agencies within the United States Government. Cylink is traded on the Nasdaq SmallCap Market under the symbol "CYLK."
Q:	What are SafeNet and Cylink proposing?
A:
SafeNet and Cylink have entered into a merger agreement pursuant to which SafeNet is offering to exchange shares of SafeNet common stock for all of the outstanding shares of Cylink common stock. Upon completion of the merger, Sapphire Acquisition Corp., a wholly-owned subsidiary of SafeNet, will merge with and into Cylink. If the merger is completed, Cylink will become a wholly-owned subsidiary of SafeNet.
Q:	Why are SafeNet and Cylink proposing the merger?
A:
The Boards of Directors of SafeNet and Cylink believe the combined strengths of the two companies will enable them to compete more effectively than either can compete alone and believe that the merger will allow the combined company to grow its base of government and commercial customers, enhance its product line, expand its international sales and provide broader technology and expertise to its customers. For a complete description of the background of the merger and Cylink's and SafeNet's reasons for the proposing the merger, please see "The Merger—Cylink's Reasons for the Merger" beginning on page 59 of this proxy statement/prospectus and "The Merger—SafeNet's Reasons for the Merger" beginning on page 70 of this proxy statement/prospectus.

Q:	What will Cylink shareholders receive in exchange for their shares of Cylink common stock?
A:
In exchange for each share of Cylink common stock, Cylink shareholders will receive 0.05 of a share of SafeNet common stock. Accordingly, the value of the shares that the Cylink shareholders will receive will vary depending upon the market price of SafeNet common stock at the time of the consummation of the merger. SafeNet will not issue fractional shares of common stock in connection with the merger. Cylink shareholders instead will receive cash for any fractional shares otherwise issuable to them in an amount, without interest, equal to the product of (1) such fraction, multiplied by (2) the closing price per share of SafeNet's common stock as reported on the Nasdaq National Market on the trading day immediately preceding the date of the closing of the merger, less any amounts required to be withheld under foreign, federal, state or local tax laws. For a complete description of the consideration Cylink shareholders will receive in the merger, please see "The Merger—General Description of the Merger and Conversion of Cylink Common Stock," on page 53 of this proxy statement/prospectus.
Q:	How long will it take to complete the merger?
A:
SafeNet and Cylink are working to complete the merger as quickly as possible. The merger will be consummated after approval of the Cylink shareholders and the SafeNet stockholders is received, and after other conditions to the merger, including receipt of legal opinions, are satisfied or waived. As of the date of this proxy statement/prospectus, Cylink has satisfied certain of these closing conditions. For a complete description of the conditions that must be satisfied or waived prior to the consummation of the merger, please see "Terms of the Merger Agreement—Conditions to Completion of the Merger" beginning on page 100 of this proxy statement/prospectus.
Q:	Do SafeNet or Cylink have the right to terminate the merger agreement based upon their stock prices?
A:
No. The exchange ratio is fixed at 0.05 and neither SafeNet nor Cylink has the right to "walk-away" from the transaction based on the fact that its or the other party's stock price increases or decreases.
Q:	How will the merger affect Cylink stock options and warrants?
A:
SafeNet will assume certain options and warrants to purchase shares of Cylink common stock. The number of shares covered by these options and warrants, and their applicable exercise prices, will be adjusted using the merger exchange ratio of 0.05 of a share of SafeNet common stock for each share of Cylink common stock that was subject to the applicable option or warrant prior to the merger (subject to adjustment to reflect the effect of any stock split, stock dividend, recapitalization, reclassification or the like on Cylink or SafeNet common stock). For a complete description of SafeNet's assumption of options and warrants in the merger, please see "Terms of the Merger Agreement—Treatment of Cylink Stock Options, Warrants and Cylink Stock Purchase Rights," beginning on page 92 of this proxy statement/prospectus.
Q:	Will Cylink shareholders be able to trade the SafeNet stock they receive in the merger?
A:
Yes. The SafeNet common stock will be listed on the Nasdaq National Market under the symbol "SFNT." Certain persons who are deemed affiliates of Cylink will be required to comply with Rule 145 under the Securities Act if they sell their shares of SafeNet common stock received in the merger.

Q:	Will Cylink shareholders be taxed on the SafeNet shares they receive?
A:
SafeNet and Cylink intend for the merger to qualify as a tax-free reorganization. For a description of the material federal income tax consequences of the merger, please see "The Merger—Material Federal Income Tax Consequences," beginning on page 82 of this proxy statement/prospectus. You are urged to read the information regarding material federal income tax consequences contained in this proxy statement/prospectus carefully, and to consult with your tax advisor regarding the consequences of the merger to you.
Q:	Are Cylink shareholders entitled to dissenters' rights?
A:
Under California law, Cylink shareholders are entitled to dissenters' rights or rights of appraisal. For a description of these rights, please see "The Merger—Appraisal Rights," beginning on page 85 of this proxy statement/prospectus.
Q:	Who must approve the merger?
A:.
In addition to the Boards of Directors of Cylink and SafeNet which have already approved the merger, the shareholders of Cylink must approve the merger agreement and the merger, and the stockholders of SafeNet must approve the issuance of the shares of SafeNet common stock to the Cylink shareholders pursuant to the merger, and are also being asked to adopt and approve the merger agreement and the merger. The Cylink special meeting of shareholders to approve the merger will take place on Wednesday, February 5, 2003. The SafeNet special meeting of stockholders to approve the issuance of shares of common stock to the Cylink shareholders pursuant to the merger will take place on Wednesday, February 5, 2003.
Q:	Are there risks I should consider in deciding whether to vote for the merger?
A:
Yes. SafeNet and Cylink have set out in the section entitled "Risk Factors" beginning on page 22 of this proxy statement/prospectus a number of risk factors that you should consider in connection with the merger.
Q:	How will Cylink fit into SafeNet after the merger?
A:
Following the merger, Cylink will operate as a wholly-owned subsidiary of SafeNet. The employees of Cylink who are retained by SafeNet will become employees of the surviving corporation or of SafeNet after the completion of the merger.
Q:	What do I need to do now?
A:
You should carefully read and consider the information contained in this proxy statement/prospectus. You should then complete and sign your proxy card and return it in the enclosed return envelope as soon as possible so that your shares will be represented at the special meeting.
Q:	How do I vote on the merger?
A:
Following your review of this proxy statement/prospectus, complete and sign the enclosed proxy card, and then mail it in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of Cylink shareholders or the special meeting of SafeNet stockholders at which the merger agreement and the merger will be presented and voted upon. You may also attend the special meeting and vote in person instead of submitting a proxy.
Q:	What happens if I return my proxy card but don't indicate how to vote?
A:
If you sign your proxy properly, but do not include instructions on how to vote, your shares will be voted "FOR" approval of the merger agreement, the merger, the issuance of SafeNet common stock and the related merger transactions.

Q:	What happens if I don't return a proxy card at all?
A:
If you are a Cylink shareholder, not returning your proxy card will have the same effect as voting against approval of the merger agreement, the merger and the related transactions. If you are a SafeNet stockholder and do not return your proxy card or attend the SafeNet special meeting in person, your shares will not be counted for purposes of determining a quorum and if a quorum is achieved, your shares will have no effect on the outcome of the vote.
Q:	Can I change my vote after I mail my signed proxy?
A:
Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can change your vote in one of three ways. First, you can send a written notice to SafeNet or Cylink, as applicable, stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card reflecting a later date. If you choose to change your vote by either of these two methods, you must submit your notice of revocation or your new proxy to the applicable address on pages 49 and 51, respectively, of this proxy statement/prospectus before the vote at the special meeting. Third, you can attend the special meeting and vote in person.
Q:	If my broker holds my shares in street name, will my broker vote my shares for me?
A:
No. Your broker will not be able to vote your shares without instructions from you. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.
Q:	Should I send in my stock certificates now?
A:
No, do not send in your stock certificates now. After the consummation of the merger, SafeNet will send Cylink shareholders written instructions on how to exchange their Cylink stock certificates for new SafeNet certificates.
Q:	Where can I find more information about SafeNet and Cylink?
A:	You can find more information about SafeNet and Cylink in the section entitled "Where You Can Find More Information," beginning on page 131 of this proxy statement/prospectus.
Q:	Who can help answer questions about the transaction?
A:	If you are a Cylink shareholder with questions about the merger or voting your shares, please contact:

Cylink Corporation
Investor Relations
3131 Jay Street
Santa Clara, California 95054
Attn: R. Christopher Chillingworth
(408) 855-6000

If you are a SafeNet stockholder with questions about the merger or voting your shares, please contact:

SafeNet, Inc.
Investor Relations
8029 Corporate Drive
Baltimore, Maryland 21236
Attn: Michelle Layne, Investor Relations
(410) 931-7500

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

        This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire document and the other documents to which this document refers or that are incorporated by reference herein in order to fully understand the merger. The merger agreement is attached as Annex A to this proxy statement/prospectus. SafeNet and Cylink encourage you to read the merger agreement in its entirety as it is the legal document that governs the merger and related transactions. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions in the section titled "Where You Can Find More Information" beginning on page 131 of this proxy statement/prospectus.

The Companies

  SafeNet, Inc.
  8029 Corporate Drive
  Baltimore, Maryland 21236
  Telephone: (410) 931-7500
  http://www.safenet-inc.com

        SafeNet delivers a widely deployed Virtual Private Network, or VPN, technology for secure business communications over the Internet, offering both Original Equipment Manufacturer, or OEM, technology and end-user products for VPN and e-commerce applications. A VPN is a communications system that uses strong encryption and authentication to create private "tunnels" through the Internet or other shared networks, allowing businesses to take advantage of the lowest cost network without exposing their business communications. With the increasing use of public and private communications networks and the ability of different types of computers to communicate with each other, data integrity and security have gained increased importance. Secure VPNs have three key uses: secure remote access, secure site-to-site connections and secure extranet connections.

        VPNs have become one of the most sought after sectors in the networking communications industry. SafeNet believes that the market for security systems and products providing VPN solutions has grown over the last several years due to an increase in the use of the Internet for business communications and electronic commerce applications such as work-at-home arrangements or telecommuting, electronic mail, satellite offices connected to a central computer, electronic funds transfer, electronic data interchange with clients, suppliers and business customers and numerous other arrangements.

        Since its inception in 1983, SafeNet has been providing network security solutions worldwide for financial, enterprise, telecommunications, and government use. SafeNet's SecureIP Technology™ has enjoyed broad market acceptance through both the end-user and OEM VPN markets. Organizations that depend on robust security for all communications have been enabled with SafeNet technology for years. Through customer engagements with organizations like the U.S. Department of State, Internal Revenue Service, U.S. Treasury, Federal Reserve Bank, and Citibank, SafeNet has gained over 18 years of direct experience developing, deploying, and managing network security systems for Fortune 500 companies and government organizations around the world. SafeNet expects to continue to deliver security solutions for existing markets while remaining competitive by creating innovative products and technology for new and emerging markets, such as broadband and wireless technologies.

        SafeNet, Inc. was incorporated in Delaware in 1983. References herein to "SafeNet" refer to SafeNet, Inc. and its subsidiaries. SafeNet's headquarters are located at 8029 Corporate Drive, Baltimore, Maryland 21236, and SafeNet's telephone number (410) 931-7500. Additional information about SafeNet is available on SafeNet's website at www.safenet-inc.com.

  Sapphire Acquisition Corp.
  c/o SafeNet, Inc.
  8029 Corporate Drive
  Baltimore, Maryland 21236
  Telephone: (410) 931-7500

        Sapphire Acquisition Corp. is a wholly-owned subsidiary of SafeNet and was incorporated on October 17, 2002, in the State of California. Sapphire Acquisition Corp. has not engaged in any operations and exists solely to facilitate this transaction. Therefore, although Sapphire Acquisition Corp. will be a party to the merger, when we discuss the merger in this proxy statement/prospectus, we generally refer only to SafeNet.

  Cylink Corporation
  3131 Jay Street
  Santa Clara, California 95054
  Telephone: (408) 855-6000
  http://www.cylink.com

        Cylink Corporation, or Cylink, develops, manufactures, markets and supports a comprehensive portfolio of hardware and software security products for mission-critical private networks and business communications over the Internet. Cylink's solutions enable its customers to merge their operations and transactions onto existing networks, maximize network use, reduce the costs of operations and expand their businesses. Cylink's customers include leading Fortune 500 companies, multinational corporations, financial institutions and numerous agencies within the United States Government. Cylink is traded on the Nasdaq SmallCap Market under the symbol "CYLK."

        Cylink's solutions offer competitive advantages to its customers by lowering the cost of deploying and managing secure, reliable private networks, while enabling its customers' use of the Internet for trusted transactions with their business partners. Cylink offers "drop-in" hardware encryption products that are easily deployed within its customers' existing high-speed data networks known as Local Area Networks, LANs, and Wide Area Networks, WANs, including VPNs, that use the Internet.

        Cylink's products are centrally managed by its proprietary software management system, PrivaCy Manager. PrivaCy Manager allows Cylink's customers' network security managers to remotely configure and operate all of Cylink's products without risk of tampering by other network operations personnel. In addition, Cylink's public key-based solutions include the NetHawk, which creates a secure VPN for transmitting high-value information. Cylink also offers a unified management platform for all of its security appliances to authenticate these devices, configure their use and centrally manage their operation. Such solutions include Cylink's public key infrastructure, or PKI, for managing the digital identities and privileges of all correspondents on the customer's network. Cylink's products creates trust in its customers' networks by securing the access, privacy and integrity of its customers' important information when such information is transmitted over their LANs, WANs, and the Internet.

        Cylink Corporation was incorporated in California in 1983 and was the first company to focus exclusively on public key-based security solutions for high value networks. References herein to "Cylink" refer to Cylink Corporation and its subsidiaries. Cylink's headquarters are located at 3131 Jay Street, Santa Clara, California 95054, and Cylink's telephone number is (408) 855-6000. Additional information about Cylink is available on Cylink's website at www.cylink.com.

The Transaction

  The Merger (See page 53)

        SafeNet and Cylink are proposing a business combination transaction in which SafeNet intends to acquire all of the outstanding shares of Cylink common stock. In the merger, each share of Cylink common stock will be converted into the right to receive 0.05 of a share of SafeNet common stock. The exchange ratio is described in more detail in the section titled "The Merger—General Description of the Merger and Conversion of Cylink Common Stock" beginning on page 53 of this proxy statement/prospectus.

        Under the merger agreement, Sapphire Acquisition Corp., a wholly-owned subsidiary of SafeNet, will merge with and into Cylink. Following the merger, Cylink will operate as a wholly-owned subsidiary of SafeNet.

  Market Price and Dividend Information (See page 14)

        SafeNet common stock is listed on the Nasdaq National Market under the symbol "SFNT" and Cylink common stock is listed on the Nasdaq SmallCap Market under the symbol "CYLK." On October 29, 2002, the last full trading day before the public announcement of the merger, the closing sale price per share of SafeNet common stock on the Nasdaq National Market was $19.02 and the closing sale price per share of Cylink common stock on the Nasdaq SmallCap Market was $0.40. On December 26, 2002, the most recent practicable date prior to the filing of this proxy statement/prospectus, the closing sale price per share of SafeNet common stock on the Nasdaq National Market was $25.45 and the closing sale price per share of Cylink common stock on the Nasdaq SmallCap Market was $1.21.

  Exchange of Stock Certificates (See page 89)

        After the merger is completed, Cylink shareholders will receive a letter of transmittal that will provide instructions on how to exchange their Cylink stock certificates for new SafeNet stock certificates.

  Please do not send your stock certificates at this time.

  Special Meeting of Cylink Shareholders (See page 45)

        Under California law, Cylink shareholders must vote to approve the merger agreement and the merger in order for Cylink and SafeNet to consummate the merger.

        The special meeting of Cylink shareholders will be held at 9:00 a.m., Pacific Time, on Wednesday, February 5, 2003, at the offices of Morrison & Foerster LLP, Cylink's outside counsel, located at 755 Page Mill Road, Palo Alto, California 94304-1018. At the special meeting, Cylink shareholders will be asked to vote to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        Record holders of Cylink common stock at the close of business on December 26, 2002, which is the record date for the Cylink special meeting, may vote, or submit a proxy to vote, at the Cylink special meeting. Cylink shareholders who return a proxy may revoke it at any time before the vote at the Cylink special meeting by sending a later-dated proxy or a written notice revoking the proxy to the secretary of Cylink or by attending the meeting and voting in person.

  Special Meeting of SafeNet Stockholders (See page 45)

        Under the rules of the Nasdaq National Market, SafeNet stockholders must vote to approve the issuance of shares of SafeNet common stock pursuant to the merger in order for SafeNet and Cylink to complete the merger.

        The special meeting of SafeNet stockholders will be held at 10:30 a.m., Eastern Time, on Wednesday, February 5, 2003, at SafeNet's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236. At the special meeting, SafeNet stockholders will be asked to vote to adopt and approve the merger agreement, the merger, the issuance of SafeNet common stock pursuant to the merger and the other transactions contemplated by the merger agreement.

        Record holders of SafeNet common stock at the close of business on December 26, 2002, which is the record date for the SafeNet special meeting, may vote, or submit a proxy to vote, at the SafeNet special meeting. SafeNet stockholders who return a proxy may revoke it at any time before the vote at the SafeNet special meeting by sending a later-dated proxy or a written notice revoking the proxy to the secretary of SafeNet, or by attending the meeting and voting in person.

  Vote Required (See page 47)

  Cylink

        Holders of a majority of the shares of Cylink common stock issued and outstanding on December 26, 2002, the record date for the Cylink special meeting, must vote to approve the merger agreement and the merger. Cylink's shareholders are entitled to cast one vote for each share of Cylink common stock they owned as of December 26, 2002. If a Cylink shareholder does not send in completed proxy card, or attend the special meeting to vote his, her or its shares of Cylink common stock in person, the effect will be the same as a vote against the merger.

        As of December 26, 2002, the record date for the Cylink shareholder special meeting, Directors, executive officers and certain principal shareholders of Cylink, each of whom has executed a voting agreement agreeing to approve the merger and the merger agreement, beneficially held approximately 9,765,387 shares of Cylink common stock (in addition to approximately 2,363,758 shares of Cylink common stock underlying options exercisable by such Directors, executive officers and principal shareholders within 60 days of December 26, 2002), representing approximately 29.3% of all outstanding shares of Cylink common stock entitled to vote at the special meeting as of the record date. Except for Mr. Crowell, Chief Executive Officer of Cylink, such Directors, executive officers and principal shareholders are not expected to exercise any of their options prior to the effective date of the merger. For more information about the terms of this voting agreement, please see the section of this proxy statement/prospectus titled "The Voting Agreements" beginning on page 107. For more information about Mr. Crowell's anticipated exercise of Cylink options, please see the "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus.

  SafeNet

        Holders of a majority of the shares of SafeNet common stock present in person or by proxy at the SafeNet stockholder special meeting must vote to approve the issuance of shares of SafeNet common stock pursuant to the merger. In order for there to be a quorum at the SafeNet special meeting, holders of a majority of the shares of SafeNet common stock outstanding on December 26, 2002, the record date for the SafeNet stockholder special meeting, must be present in person or by proxy. If a SafeNet stockholder does not send in completed proxy card, or attend the special meeting to vote his, her or its shares of SafeNet common stock in person, his, her or its shares will not be counted for purposes of determining a quorum and if a quorum is achieved, such shares will have no effect on the outcome of the vote.

        As of December 26, 2002, the record date for the SafeNet stockholder special meeting, Directors and executive officers of SafeNet beneficially held approximately 862,375 shares of SafeNet common stock (in addition to approximately 772,529 shares of SafeNet common stock underlying options exercisable by such Directors and executive officers within 60 days of December 26, 2002), representing approximately 10.9% of all outstanding shares of SafeNet common stock entitled to vote at the special meeting as of the record date. Anthony A. Caputo, Chairman of the Board, President and Chief Executive Officer of SafeNet, has signed an agreement to vote his shares in favor of the merger and the issuance of shares of SafeNet common stock. As of December 26, 2002, the record date for the SafeNet stockholder special meeting, Mr. Caputo beneficially held approximately 594,600 shares of SafeNet common stock (in addition to approximately 277,962 shares of SafeNet common stock underlying options exercisable by Mr. Caputo within 60 days of December 26, 2002), representing approximately 7.5% of all outstanding shares of SafeNet common stock entitled to vote at the special meeting as of the record date. Mr. Caputo is not expected to exercise any of his options prior to the effective date of the merger. For more information about the terms of Mr. Caputo's voting agreement, please see the section of this proxy statement/prospectus titled "The Voting Agreements" beginning on page 107.

  Cylink's Reasons for the Merger (See page 59)

        Cylink's Board of Directors believes that the merger could result in a number of benefits to Cylink and its shareholders. Cylink's reasons for entering into the merger and a number of factors considered by Cylink's Board in determining whether to enter into the transaction are described below.

  •
  The value of the consideration that Cylink shareholders will receive for their Cylink common stock represents a premium over recent and historical prices of Cylink common stock, and SafeNet common stock, which has a much larger market capitalization than Cylink common stock, provides greater liquidity for Cylink's shareholders and could prove to be less volatile.

  •
  The Cylink Board of Directors believes that the combination of Cylink and SafeNet will result in strategic advantages to the combined company, stemming in part from complementary expertise, that may result in greater growth of the combined company than the two companies might achieve operating independently.

  •
  Based on Cylink's experience, the Cylink Board of Directors believes that the merger with SafeNet represents the transaction most favorable to the Cylink shareholders that has been or is likely to be presented to Cylink after sustained efforts by Cylink's management to invite similar transactions.

  •
  The ability of SafeNet's management to recover quickly from the current market decline on capital spending in the information technology markets and to grow the revenue of SafeNet during such decline from the addition of both new customers and the introduction of new products, and SafeNet's ability to integrate Cylink's VPN and management technology into SafeNet's products and solutions.

  •
  The Cylink Board of Directors believes that the merger is the best and most viable alternative for Cylink to continue its operations.

  Recommendation to Cylink Shareholders (See page 46)

        After careful consideration, Cylink's Board of Directors unanimously approved the merger agreement and the merger, determined that the merger is in the best interests of Cylink and its shareholders, and unanimously determined to recommend that Cylink shareholders vote to approve the merger agreement and the merger as required under California law.

THE CYLINK BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF CYLINK STOCK APPROVE THE MERGER AGREEMENT AND THE MERGER.

  Opinion of Cylink's Financial Advisor (See page 62)

        On October 30, 2002, First Analysis Securities Corporation, or First Analysis, delivered to the Board of Directors of Cylink its oral opinion, which was subsequently confirmed by delivery of its written opinion dated October 29, 2002, that, as of October 29, 2002 and based upon and subject to the assumptions, limitations and other considerations set forth in the opinion, the exchange ratio in the merger is fair from a financial point of view to the holders of Cylink common stock, other than SafeNet and its affiliates. The full text of the written opinion of First Analysis, which sets forth the procedures followed, assumptions made, matters considered and limits on review undertaken, has been attached as Annex C to this proxy statement/prospectus. You are encouraged to read this opinion carefully in its entirety. The opinion of First Analysis is addressed to the Cylink Board of Directors and relates only to the fairness, from a financial point of view, of the exchange ratio to the holders of Cylink common stock, other than SafeNet and its affiliates. The opinion does not address any other aspects of the proposed merger and does not constitute an opinion or recommendation to Cylink, its Board of Directors, any shareholder or any other person as to any specific action which should be taken with respect to the merger, including with respect to how any Cylink shareholder should vote at the special meeting.

  SafeNet's Reasons for the Merger (See page 70)

        SafeNet's Board of Directors believes that the merger will allow the combined company to grow its base of government and commercial customers, enhance its product line, expand its international sales and provide broader technology and expertise to its customers. The factors the SafeNet Board considered include the following:

  •
  The merger is expected to enhance the combined company's revenues from government and financial institution customers;

  •
  The merger is expected to expand the combined company's international customer base;

  •
  The merger is expected to enable the combined company to leverage a broader product base in order to more effectively target and pursue opportunities resulting from increased government spending on information technology security;

  •
  The combined company is expected to achieve significant operating efficiencies going forward;

  •
  The merger is expected to allow the combined company to offer new and existing customers a single-source vendor for a broad range of VPN and WAN security solutions; and

  •
  The merger is expected to enable the combined company to more effectively innovate and rapidly bring products to market, as well as respond to changes in technology and the needs of customers.

  Recommendation to SafeNet Stockholders (See page 46)

        After careful consideration, SafeNet's Board of Directors has unanimously approved and adopted the merger agreement, determined that the merger is in the best interests of SafeNet and its stockholders, and unanimously determined to recommend that SafeNet stockholders vote to adopt and approve the merger agreement and the merger, including the issuance of shares of SafeNet common stock pursuant to the merger, as required under the rules of the Nasdaq National Market.

THE SAFENET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SAFENET STOCK APPROVE AND ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER AND THE ISSUANCE OF SAFENET COMMON STOCK PURSUANT TO THE MERGER.

  Opinion of SafeNet's Financial Advisor (See page 72)

        On October 18, 2002, Pacific Growth Equities, Inc., or Pacific Growth Equities, delivered to the Board of Directors of SafeNet its oral opinion, which was subsequently confirmed by delivery of its written opinion dated October 29, 2002, that, as of October 29, 2002 and based upon and subject to the assumptions, limitations and other considerations set forth in the opinion, the merger is fair from a financial point of view to the holders of SafeNet common stock. The full text of the written opinion of Pacific Growth Equities, which sets forth the procedures followed, assumptions made, matters considered and limits on review undertaken, has been attached as Annex D to this proxy statement/prospectus. You are encouraged to read this opinion carefully in its entirety. The opinion of Pacific Growth Equities is addressed to the SafeNet Board of Directors and relates only to the fairness, from a financial point of view, of the merger to the holders of SafeNet common stock. The opinion does not address any other aspects of the proposed merger and does not constitute an opinion or recommendation to SafeNet, its Board of Directors, any stockholder or any other person as to any specific action which should be taken with respect to the merger, including with respect to how any SafeNet stockholder should vote at the special meeting.

  Interests of Cylink's Officers and Directors in the Merger (See page 78)

        When considering the recommendation of Cylink's Board of Directors, you should be aware that some Cylink Directors and executive officers have interests in the merger that are different from, or are in addition to, your interests. Some of the Directors and officers of Cylink participate or will participate in employment and severance agreements and other arrangements and have continuing indemnification against liabilities. The members of the Cylink Board of Directors knew about these additional interests, and considered them, when they approved the merger and the merger agreement.

        As a result of these interests, these Directors and officers may be more likely to vote to approve the merger agreement and the merger than if they did not hold these interests. You should consider whether these interests may have influenced these Directors and officers to support or recommend the merger.

  Treatment of Cylink Stock Options and Warrants by SafeNet (See page 92)

        Upon the consummation of the merger, SafeNet will assume (1) warrants to purchase shares of Cylink common stock, (2) all options to purchase shares of Cylink common stock outstanding under all stock option plans of Cylink and held by individuals who are employees (including officers) of Cylink at any time within 30 days of the date of the consummation of the merger which are then vested and would have, if then exchanged in the merger, an exercise price equal to or less than the greater of (a) the average of the closing sales prices of SafeNet's common stock for the 5 trading days ending on the fifth business day prior to the date of Cylink's special shareholders' meeting or (b) $12.50, and (3) all outstanding options to purchase shares of Cylink common stock issued under the Cylink/ARL 1997 Stock Option Plan. These assumed options and warrants will be converted into an option (or warrant, as the case may be) to purchase shares of SafeNet common stock. The number of shares covered by these options and warrants, and their applicable exercise prices, will be adjusted using the merger exchange ratio of 0.05 of a share of SafeNet common stock for each share of Cylink common stock that was subject to the applicable option or warrant prior to the merger (subject to adjustment to reflect the effect of any stock split, stock dividend, recapitalization, reclassification or the like on Cylink or SafeNet common stock). All other remaining options to purchase Cylink common stock shall terminate as of the consummation of the merger and shall not be assumed by SafeNet.

  Limitation on Cylink's Ability to Consider Other Acquisition Proposals (See page 97)

        Cylink has agreed, subject to certain exceptions, not to solicit, initiate, encourage or discuss any proposal for a business combination or other similar transaction involving the acquisition or purchase of securities or businesses or assets of Cylink or any of its subsidiaries prior to completion of the merger or termination of the merger agreement.

  Conditions to Completion of the Merger (See page 100)

        SafeNet and Cylink will complete the merger when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger agreement and the merger by the shareholders of Cylink and adoption of the merger agreement and approval of the issuance of SafeNet common stock thereunder by the SafeNet stockholders. As of the date of this proxy statement/prospectus, Cylink has satisfied certain of these closing conditions. SafeNet and Cylink are working towards completing the merger as quickly as reasonably possible.

  Termination of the Merger Agreement (See page 102)

        SafeNet and Cylink can terminate the merger agreement under certain circumstances, including if the merger is not consummated by March 29, 2003.

  Termination Fee (See page 105)

        The merger agreement requires Cylink to pay SafeNet a termination fee equal to 5% of the total value of the merger consideration if the merger agreement is terminated under certain circumstances. Based on the number of shares of Cylink common stock outstanding on December 26, 2002, the termination fee would be $1,585,093.

  Material Federal Income Tax Consequences (See page 82)

        The merger is structured so that, in general, Cylink's shareholders will not recognize gain or loss for United States federal income tax purposes upon the merger, except for taxes payable because of cash received by Cylink shareholders instead of fractional shares. In connection with the filing of the registration statement on Form S-4, of which this proxy statement/prospectus forms a part, SafeNet and Cylink have received legal opinions of their respective counsel stating that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Those legal opinions are filed as exhibits to the registration statement on Form S-4 of which this proxy statement/prospectus forms a part. In addition, it is a condition to the closing of the merger that SafeNet and Cylink receive updated legal opinions stating that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This condition may be waived in writing by either of the parties. In the event that either of these tax opinions is withdrawn or otherwise not delivered at the closing of the merger, or if the condition is waived, the approval of the Cylink shareholders will be resolicited should the federal income tax consequences to them be determined to be materially different from those described herein. The legal opinions described above are based upon certain representations, assumptions and limitations, and are not binding on the Internal Revenue Service or any court.

        Tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your own tax advisor to fully understand the tax consequences of the merger to you.

  Regulatory Approvals (See page 85)

        Other than the Securities and Exchange Commission declaring SafeNet's registration statement on Form S-4 relating to this merger effective and the filing of an agreement of merger under California law with respect to the merger, SafeNet does not believe that any additional material governmental filings are required with respect to the merger and the other transactions contemplated by the merger agreement.

  Accounting Treatment (See page 84)

        SafeNet will account for the merger using the purchase method of accounting in accordance with United States generally accepted accounting principles.

  Appraisal Rights (See page 85)

        Under California law, Cylink shareholders may be entitled to exercise appraisal or dissenters' rights in connection with the merger in the manner provided for in the California Corporations Code. To exercise dissenters' rights, a Cylink shareholder must not vote in favor of the merger agreement and the merger and must demand in writing that Cylink purchase his, her or its shares at their fair market value.

        It is a condition to SafeNet's obligation to complete the merger that holders of less than 10% of Cylink's shares outstanding immediately prior to the effective time of the merger shall have demanded and not lost or withdrawn, or shall be eligible to demand, dissenters' or appraisal rights.

  Restrictions on the Ability to Sell SafeNet Stock (See page 88).

        Under the merger agreement and related affiliates agreements, SafeNet will be entitled to place appropriate legends on the certificates evidencing any SafeNet common stock to be received by affiliates of Cylink in the merger relating to the resale restrictions imposed by Rule 145 under the Securities Act.

        All shares of SafeNet common stock received by a Cylink shareholder in connection with the merger will be freely transferable unless the shareholder is considered an affiliate of either SafeNet or Cylink under the federal securities laws.

  Expenses (See page 89).

        Except for the termination fees and expense reimbursements payable by SafeNet and Cylink in certain circumstances, each company has agreed to pay all expenses it incurs in connection with the merger, whether or not the merger is completed.

  Differences in the Rights of Holders of Cylink and SafeNet Common Stock (See page 119)

        Holders of Cylink common stock will receive SafeNet common stock and become a stockholder of SafeNet after the merger. Their rights as a SafeNet stockholder will be governed by Delaware law and by SafeNet's certificate of incorporation and bylaws, rather than by California law, Cylink's articles of incorporation and bylaws.

  Where You Can Find More Information (See page 131)

        If you would like more information about SafeNet or Cylink, you can find this information in documents filed by SafeNet and Cylink with the Securities and Exchange Commission.

MARKET PRICE AND DIVIDEND INFORMATION

        SafeNet common stock is listed on the Nasdaq National Market under the symbol "SFNT." Cylink common stock was listed on the Nasdaq National Market under the symbol "CYLK" until October 8, 2002. Effective October 9, 2002, Cylink common stock became listed on the Nasdaq SmallCap Market under the symbol "CYLK." The following table shows, for the periods indicated, the highest and lowest closing sale prices for shares of SafeNet common stock on the Nasdaq National Market and the highest and lowest closing sale prices for shares of Cylink common stock on the Nasdaq National Market and Nasdaq SmallCap Market for the quarters indicated. Neither SafeNet nor Cylink has paid any cash dividends during the periods presented. According to SafeNet, there were, as of December 26, 2002, approximately 7,894,270 shares of SafeNet common stock outstanding, held by approximately 100 stockholders of record. According to Cylink, there were, as of December 26, 2002, approximately 33,335,296 shares of Cylink common stock outstanding, held by approximately 392 shareholders of record.

        Neither SafeNet nor Cylink has ever paid any cash dividends on its stock, and both anticipate that they will continue to retain any earnings for the foreseeable future for use in the expansion and operation of their respective businesses. If the merger is completed, the combined company intends to retain its earnings, if any, for the foreseeable future and, therefore, does not anticipate declaring dividends.

	SAFENET COMMON STOCK		CYLINK COMMON STOCK
	Low	High	Low	High
CALENDAR YEAR 2000
First Quarter	$19.81	$44.56	$10.88	$22.75
Second Quarter	14.13	36.25	8.81	19.94
Third Quarter	24.75	39.50	8.75	19.38
Fourth Quarter	22.31	53.50	1.56	11.44
CALENDAR YEAR 2001
First Quarter	10.75	64.69	1.62	4.69
Second Quarter	7.10	17.55	0.54	2.00
Third Quarter	5.81	10.10	0.37	1.76
Fourth Quarter	5.81	19.71	0.75	3.75
CALENDAR YEAR 2002
First Quarter	9.70	19.41	1.25	2.88
Second Quarter	10.80	16.16	0.47	1.63
Third Quarter	14.05	21.48	0.38	1.22

Comparative Market Price Information

        The following table presents:

  •
  The closing sale price of SafeNet's common stock, as reported on the Nasdaq National Market;

  •
  The closing sale price of Cylink's common stock, as reported on the Nasdaq SmallCap Market; and

  •
  The market value based on the closing sale price on the dates specified below of the shares of SafeNet common stock to be received in exchange for one share of Cylink common stock in the merger;

in each case as if the merger consideration had been determined on October 29, 2002, the last full trading day prior to the public announcement of the merger, and on December 26, 2002, the last day for which such information could be practicably calculated prior to the date of this proxy statement/prospectus. The actual value of the SafeNet common shares a Cylink shareholder will receive in the merger may be higher or lower than the equivalent prices shown in the table.

Date	Closing Price of SafeNet Common Stock	Closing Price of Cylink Common Stock	Equivalent Price Per Share of Cylink Common Stock
October 29, 2002	$19.02	$0.40	$0.95
December 26, 2002	25.45	1.21	1.27

SAFENET SELECTED HISTORICAL FINANCIAL DATA
(in thousands, except per share data)

        The selected historical consolidated balance sheet data of SafeNet at December 31, 2001, 2000, 1999, 1998 and 1997 and the selected historical consolidated statement of operations data of SafeNet for the years then ended have been derived from SafeNet's audited consolidated financial statements previously filed with the SEC and incorporated by reference into this proxy statement/prospectus. SafeNet's selected unaudited interim financial data included in this proxy statement/prospectus was derived from its books and records and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of its financial position and results of operations at and for such periods. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.

        When you read this selected financial data it is important that you read along with it the historical financial statements and related notes included incorporated by reference in this proxy statement/prospectus, as well as SafeNet's "Management's Discussion and Analysis of Financial Condition and Results of Operations" found in its Annual Reports on Forms 10-K, Current Reports on Forms 8-K and Quarterly Reports on Forms 10-Q filed with the SEC and incorporated by reference into this proxy statement/prospectus.

						Nine Months Ended September 30,
	Year Ended December 31,
(in thousands, except per share amounts)
	2001	2000	1999	1998	1997	2002(1)	2001
						(unaudited)
Revenues	$16,462	$25,278	$10,565	$11,624	$10,533	$22,409	$12,377
Cost of revenues	4,525	5,834	4,352	5,527	4,428	6,594	3,807

Gross profit	11,937	19,444	6,213	6,097	6,105	15,815	8,570

Research and development expenses	6,119	6,342	4,580	3,446	2,653	6,546	4,483
Sales and marketing expenses	5,060	4,755	5,251	5,889	5,527	5,198	4,122
General and administrative expenses	2,203	2,681	2,227	2,292	2,086	2,634	1,610
Reserve for (recovery of) Cyberguard advance	—	(275)	(375)	772	—	—	—
Write-off of acquired in-process research and development costs	—	—	—	—	—	3,375	—
Amortization of acquired intangible assets	—	—	—	—	—	1,102	—

Total operating expenses	13,382	13,503	11,683	12,399	10,266	18,855	10,215

Operating income (loss)	(1,445)	5,941	(5,470)	(6,302)	(4,161)	(3,040)	(1,645)
Interest and other income, net	1,336	1,320	95	232	478	421	1,047

Income (loss) from continuing operations before income taxes	(109)	7,261	(5,375)	(6,070)	(3,683)	(2,619)	(598)
Income taxes	—	—	—	—	—	—	—

Income (loss) from continuing operations(2)	$(109)	$7,261	$(5,375)	$(6,070)	$(3,683)	$(2,619)	$(598)

Income (loss) from continuing operations per common share:
Basic	$(0.01)	$1.08	$(0.98)	$(1.12)	$(0.67)	$(0.34)	$(0.08)

Diluted	$(0.01)	$1.01	$(0.98)	$(1.12)	$(0.67)	$(0.34)	$(0.08)

Shares used in computation:
Basic	7,057	6,751	5,504	5,409	5,462	7,701	7,046

Diluted	7,057	7,194	5,504	5,409	5,462	7,701	7,046

	At December 31,
						As of September 30, 2002
	2001	2000	1999	1998	1997
						(unaudited)
Balance Sheet Data:
Working Capital	$32,385	$33,695	$23,035	$11,081	$12,499	$27,992
Intangible Assets	727	1,516	2,107	1,527	1,407	12,920
Total assets	39,878	43,106	31,896	18,940	21,531	49,432
Stockholders equity	35,459	37,723	27,636	15,400	17,980	43,411

(1)
On January 2, 2002, SafeNet acquired Pijnenburg Securealink, Inc. (Securealink) in a business combination accounted for as a purchase.

(2)
On February 11, 2002, SafeNet management made the decision to discontinue operations at GretaCoder Data Systems (GDS). Accordingly, beginning January 1, 2002, results of this operation have been classified as discontinued, and prior periods have been restated. Therefore, the operations of this entity, and the related loss on the disposal, are not presented in this table.

CYLINK CORPORATION SELECTED HISTORICAL FINANCIAL DATA
(in thousands, except per share data)

        The selected historical consolidated balance sheet data of Cylink at December 31, 2001, 2000, 1999, 1998 and 1997 and the selected historical consolidated statement of operations data of Cylink for the years then ended have been derived from Cylink's audited consolidated financial statements previously filed with the SEC and incorporated by reference into this proxy statement/prospectus. Cylink's selected unaudited interim financial data included in this proxy statement/prospectus was derived from its books and records and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of its financial position and results of operations at and for such periods. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.

        When you read this selected financial data it is important that you read along with it the historical financial statements and related notes included incorporated by reference in this proxy statement/prospectus as well as Cylink's "Management's Discussion and Analysis of Financial Condition and Results of Operations" found in its Annual Reports on Forms 10-K and Quarterly Reports on Forms 10-Q filed with the SEC and incorporated by reference into this proxy statement/prospectus.

	Year Ended December 31,					Nine Months Ended
	2001	2000(6)	1999	1998	1997	Sept. 29, 2002	Sept. 30, 2001
	(in thousands, except per share amounts)					(unaudited)
Revenues	$48,566	$68,107	$59,655	$42,760	$47,690	$21,572	$36,528
Cost of revenue	18,637	27,241	19,159	16,898	13,986	7,552	15,203

Gross profit	29,929	40,866	40,496	25,862	33,704	14,020	21,325

Operating expenses:
Research and development, net	16,961	21,994	16,176	15,809	12,488	8,305	14,851
Selling and marketing	16,288	33,691	26,316	24,111	16,036	8,038	13,895
General and administrative	10,528	13,626	13,998	12,082	8,422	5,120	8,581
Amortization of acquired intangible assets	3,215	3,115	2,799	2,718	807	1,431	2,447
Loss on divestiture of Algorithmic Research, Ltd.	2,661	—	—	—	—	—	2,797
Impairment of goodwill(1)	—	—	—	—	—	6,222	—
Restructuring charges(2)	1,992	818	—	—	—	2,043	—
Write-off of acquired in-process research and development(3)	—	3,681	—	—	63,920	—	—

Total operating expenses	51,645	76,925	59,289	54,720	101,673	31,159	42,571

Loss from operations	(21,716)	(36,059)	(18,793)	(28,858)	(67,969)	(17,139)	(21,246)
Other income (expense):
Interest income, net	663	1,308	1,858	2,281	2,697	95	596
Royalty and other income (expense), net	200	(237)	232	66	(317)	506	417
Write-down of investment in unaffiliated company	(316)	—	—	—	—	(222)	(253)

	547	1,071	2,090	2,347	3,014	379	760

Loss from continuing operations before income taxes	(21,169)	(34,988)	(16,703)	(26,511)	(64,955)	(16,760)	(20,486)
Income tax expense (benefit)	(1,119)	400	174	(9,155)	—	(334)	(1,177)

Loss from continuing operations(4)	$(20,050)	$(35,388)	$(16,877)	$(17,356)	$(64,995)	$(16,426)	$(19,309)

Loss from continuing operations per common share — basic and diluted	$(0.62)	$(1.15)	$(0.58)	$(0.60)	$(2.43)	$(0.50)	$(0.60)

Shares used in computation — basic and diluted	32,534	30,771	29,217	29,009	26,703	32,912	32,437

	At December 31,
						As of September 29, 2002
	2001	2000	1999	1998	1997
						(unaudited)
Balance Sheet data:
Working capital	$15,739	$25,138	$43,243	$60,587	$47,985	$8,151
Intangible assets	16,648	20,707	3,188	5,341	8,017	8,996
Total assets	52,692	78,884	81,289	94,318	76,555	41,586
Capital leases and long-term debt	1,927	1,454	112	147	256	1,149
Shareholders' equity	39,888	59,153	61,979	75,221	66,134	23,577

(1)
During the quarter ended September 29, 2002, a significant decrease in the market value of Cylink's publicly traded securities reduced the fair value of the company well below its carrying amount. As a result, Cylink conducted an additional impairment test and determined that all of its recorded goodwill was impaired. The resulting impairment loss of $6.2 million is included as a component of operating loss.

(2)
Restructuring charges consist of severance expenses due or paid to former employees and the estimated cost of excess leased facilities and related furniture and equipment, net of estimated proceeds from planned subleasing of excess office space.

(3)
The net loss for 1997 included a charge of approximately $63.9 million ($2.39 per share) for purchased in-process technology resulting from the acquisition of Algorithmic Research Ltd. (ARL). The results of operations of ARL are included in the above consolidated statements of operations information until its divestiture by Cylink in August 2001.

(4)
On March 28, 1998, Cylink sold its Wireless Communications Group, which has been reported as discontinued operations and, therefore, the above consolidated statements of operations information excludes discontinued operations for all periods presented.

(5)
Cylink adopted Statement of Financial Accounting Standards (SFAS) 142, "Goodwill and Other Intangible Assets" effective January 1, 2002. SFAS 142 requires that goodwill is no longer amortized, but tested for impairment at least annually, or more frequently if certain indications arise. As a result of the adoption of SFAS 142, $333,000 relating to acquired workforce was reclassified from identified intangibles to goodwill. Cylink completed its initial goodwill impairment tests on January 1, 2002 and determined that no impairment of goodwill had occurred as of that date. The following table represents a reconciliation of the reported net loss and loss per share to the amounts adjusted for the assumed exclusion of goodwill amortization.

	Year Ended December 31,					Nine Months Ended
	2001	2000(6)	1999	1998	1997	Sept. 29, 2002	Sept. 30, 2001
	(in thousands, except per share amounts)					(unaudited)
Reported net income (loss)	$(20,050)	$(35,388)	$(14,573)	$5,161	$(61,745)	$(16,426)	$(19,309)
Add back goodwill amortization net of income taxes	1,307	829	426	426	329	—	1,019

Adjusted net income (loss)(5)	$(18,743)	$(34,559)	$(14,147)	$5,587	$(61,416)	$(16,426)	$(18,290)

Adjusted basic and diluted net income (loss) per share(5)	$(0.58)	$(1.12)	$(0.48)	$0.19	$(2.30)	$(0.50)	$(0.56)

(6)
On August 30, 2002, Cylink acquired Celotek in a business combination accounted for as a purchase, in which it had written off approximately $3.7 million for purchased-in-process technology.

SUMMARY PRO FORMA COMBINED CONDENSED FINANCIAL DATA

        The following unaudited summary pro forma combined financial data have been prepared to give effect to the proposed purchase business combination between SafeNet and Cylink. The unaudited summary pro forma combined statement of operations data gives effect to the proposed purchase business combination as if it had occurred on January 1, 2001. The unaudited summary pro forma combined balance sheet data gives effect to the proposed combination as if it had occurred on September 30, 2002. The unaudited summary pro forma combined statement of operations for the year ended December 31, 2001 also includes the impact of the purchase business combination between SafeNet and Securealink.

        The following summary unaudited pro forma combined financial data has been derived from, and should be read together with, the unaudited pro forma combined financial statements and related notes in the section of this proxy statement/prospectus titled "Unaudited Pro Forma Combined Condensed Financial Data" beginning on page 111. This information is based on the historical consolidated balance sheets and related historical consolidated statements of operations of SafeNet, Securealink and Cylink, giving effect to the mergers using the purchase method of accounting for business combinations. The companies may have performed differently had they always been combined. You should not rely on the summary unaudited pro forma combined financial data as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger. This information is for illustrative purposes only.

Year Ended December 31, 2001
(in thousands, except per share data)
Pro Forma Condensed Combined Statement of Operations Data:
Total revenues	$71,911
Loss from continuing operations	$(24,945)
Basic loss per share from continuing operations	$(2.69)
Diluted loss per share from continuing operations	$(2.69)
Nine Months Ended September 30, 2002
(in thousands, except per share data)
Pro Forma Condensed Combined Statement of Operations Data:
Total revenues	$43,981
Loss from continuing operations	$(14,194)
Basic loss per share from continuing operations	$(1.52)
Diluted loss per share from continuing operations	$(1.52)
As of September 30, 2002
(in thousands)
Pro Forma Condensed Combined Balance Sheet Data:
Cash, cash equivalents and short-term investments	$36,005
Total assets	$105,708
Current liabilities	$28,692
Total stockholders' equity	$75,873

COMPARATIVE PER SHARE DATA

        The following table sets forth selected historical per share information of SafeNet and Cylink and unaudited pro forma combined per share information after giving effect to the merger between SafeNet and Cylink, under the purchase method of accounting, assuming that 0.05 of a share of SafeNet common stock had been issued in exchange for each outstanding share of Cylink common stock. The pro forma combined per share information for the year ended December 31, 2001 also gives effect to the merger between SafeNet and Securealink on January 2, 2002. You should read this information in conjunction with the selected historical financial information, included elsewhere in this document, and the historical financial statements of SafeNet and Cylink and related notes that are incorporated by reference into this document. The historical per share information is derived from SafeNet's unaudited financial statements as of and for the nine months ended September 30, 2002, Cylink's unaudited financial statements as of and for the nine months ended September 29, 2002, and SafeNet's and Cylink's audited financial statements as of and for the year ended December 31, 2001. The unaudited SafeNet pro forma combined per share information is derived from, and should be read in conjunction with, the section of this proxy statement/prospectus titled "Unaudited Pro Forma Combined Condensed Financial Data" beginning on page 111. The unaudited pro forma Cylink per share equivalents are calculated by multiplying the unaudited SafeNet pro forma combined per share amounts by the exchange ratio of 0.05.

        The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of SafeNet and Cylink would have been had the companies been combined or to project SafeNet's and Cylink's results of operations that may be achieved after the merger.

        Neither SafeNet nor Cylink has paid any cash dividends during the periods presented.

	Year Ended December 31, 2001	Nine Months Ended September 30, 2002
Historical SafeNet Data:
Loss from continuing operations per common share— basic and diluted	$(0.01)	$(0.34)
Book value per share at end of period—basic and diluted(1)	$5.02	$5.64
Historical Cylink Data:
Loss from continuing operations per common share— basic and diluted	$(0.62)	$(0.50)
Book value per share at end of period—basic and diluted(1)	$1.23	$0.72
Unaudited SafeNet Pro Forma Combined Data(2):
Loss from continuing operations per common share— basic and diluted	$(2.69)	$(1.52)
Book value per SafeNet share at end of period— basic and diluted(1)	N/A	$8.12
Unaudited Pro Forma Cylink Equivalents Data(3):
Loss from continuing operations per common share— basic and diluted	$(0.13)	$(0.08)
Book value per Cylink share at end of period— basic and diluted(1)	N/A	$0.41

(1)
The historical book value per share is computed by dividing stockholders' equity by the weighted average number of common shares outstanding during the period. The pro forma book value per share is computed by dividing pro forma stockholders' equity by the pro forma weighted average number of common shares outstanding during the period.

(2)
The pro forma combined loss from continuing operations per SafeNet share is computed by combining the loss from continuing operations for SafeNet, Securealink and Cylink and any pro forma adjustments and dividing the sum by the pro forma weighted average number of common shares outstanding during the period. The pro forma shares are computed based upon the shares issued in the merger with Securealink and the shares to be issued in the merger with Cylink using an exchange ratio of 0.05.

(3)
Amounts are calculated by multiplying unaudited SafeNet pro forma combined per share amounts by the exchange ratio in the merger (0.05 of a share of SafeNet common stock for each share of Cylink common stock).

RISK FACTORS

        By voting in favor of approving the merger agreement and the merger and related transactions, Cylink shareholders will be choosing to invest in SafeNet common stock. An investment in SafeNet common stock involves a high degree of risk, which risk may be in addition to or different from the risks of investment in Cylink. You should consider the following risk factors in deciding whether to approve the merger. In evaluating the merger, you should consider these risk factors in connection with the other information that SafeNet and Cylink have included or incorporated by reference into this proxy statement/prospectus.

RISKS RELATED TO THE MERGER

The shares of SafeNet common stock to be received by Cylink shareholders in the merger may decrease in value.

        Upon completion of the merger, each Cylink share will be converted into 0.05 of a share of SafeNet common stock. As the exchange ratio is fixed, the number of shares of SafeNet common stock that Cylink shareholders will receive in the merger will not change, even if the market price of SafeNet common stock changes. There will be no adjustment to the exchange ratio or right to terminate the merger agreement or the merger based solely on fluctuations in the price of SafeNet common stock. In recent years, and particularly in recent months, the stock market in general has experienced extreme price and volume fluctuations. These market fluctuations may adversely affect the market price of SafeNet common stock. The market price of SafeNet common stock upon and after completion of the merger could be lower than the market price on the date of the merger agreement or its current market price. You should obtain recent market quotations of SafeNet common stock before you return your proxy card or cast your vote on the merger at the Cylink special meeting.

        In particular, the market price of SafeNet's common stock may fluctuate significantly in response to various factors, including:

  •
  Quarterly variations in operating results or growth rates;

  •
  The announcement of technological innovations and/or other actions by competitors;

  •
  The introduction of new products;

  •
  Changes in estimates by securities analysts;

  •
  Market conditions in the industry and general economic conditions; and

  •
  Patents and other intellectual property rights issued to competitors of SafeNet.

Failure to retain key employees could diminish the benefits of the merger.

        The successful combination of SafeNet and Cylink will depend in part on the retention of key personnel. There can be no assurance that SafeNet will be able to retain Cylink's key personnel, or that SafeNet will realize the anticipated benefits of the merger in the event SafeNet is successful in retaining Cylink's key personnel.

If SafeNet and Cylink are not successful in integrating their organizations, the anticipated benefits of the merger may not be realized.

        Achieving the anticipated benefits of the merger may depend in part on the integration of technology, operations and personnel of SafeNet and Cylink. SafeNet and Cylink cannot assure you that the integration will be successful or that the anticipated benefits of the merger will be fully realized. The challenges involved in this integration include the following:

  •
  Satisfying the needs of the combined company's customers in a timely and efficient manner and maintaining SafeNet's and Cylink's customer relationships;

  •
  Persuading the employees that SafeNet's and Cylink's business cultures are compatible and retaining the combined company's key personnel;

  •
  Maintaining the dedication of SafeNet's management resources to integration activities without distracting attention from the day-to-day business of the combined company;

  •
  Maintaining SafeNet's management's ability to focus on anticipating, responding to or utilizing changing technologies in the networking communications industry;

  •
  Maintaining Cylink's key supplier relationships; and

  •
  Introduction by competitors of new, disruptive technologies to the marketplace which reduce Cylink's market share prior to the successful integration of the two companies.

In addition, after the transaction, SafeNet intends to develop new products that combine Cylink's products and intellectual property with SafeNet's products and intellectual property. This may result in longer product development cycles, which may cause the revenue and operating income of Cylink, and the revenue and operating income of SafeNet's businesses that are collaborating with Cylink, to fluctuate and fail to meet expectations. To date, SafeNet has not completed its investigation into the challenges (technological, market-driven or otherwise) to developing and marketing these new products in a timely and efficient manner. There can be no assurance that SafeNet and Cylink will be able to overcome these challenges, or that a market for such new products will develop after the merger.

        It is not certain that SafeNet and Cylink can be successfully integrated in a timely manner or at all or that any of the anticipated benefits of the merger will be realized by the combined company. In addition, SafeNet cannot assure you that there will not be substantial costs associated with the integration process, that integration activities will not result in a decrease in revenues, a decrease in the value of SafeNet common stock, or that there will not be other material adverse effects from SafeNet's integration efforts.

        If SafeNet is unable to successfully integrate Cylink, or if the benefits of the merger do not meet the expectations of financial or industry analysts, the market price of SafeNet's common stock may decline.

Sales of substantial amounts of SafeNet's common stock in the open market by Cylink shareholders could depress SafeNet's stock price.

        Other than shares held by affiliates of Cylink or SafeNet, shares of SafeNet's common stock that are issued to shareholders of Cylink, including those shares issued upon the exercise of outstanding options to purchase SafeNet common stock by Cylink option holders, will be freely tradable by the shareholders of Cylink without restrictions or further registration under the Securities Act. If the merger with Cylink closes and if Cylink shareholders sell substantial amounts of SafeNet common stock in the public market following the transaction, including shares issued upon the exercise of outstanding options, the market price of SafeNet common stock may decrease. These sales might also make it more difficult for SafeNet to sell equity or equity-related securities at a time and price that it otherwise would deem appropriate.

        In the transaction, SafeNet will issue 0.05 of a share of its common stock for each share of Cylink common stock outstanding at the time the merger closes, or approximately 1,666,764 shares of SafeNet common stock as of December 26, 2002. In addition, SafeNet will assume certain options and warrants to purchase Cylink common stock as follows:

  •
  SafeNet will assume all outstanding options to purchase Cylink common stock that are vested and held by individuals who are employees (including officers) of Cylink at any time within 30 days of the closing of the merger and would have an exercise price equal to or less than the greater of (1) the average of the closing sales prices of the SafeNet common stock for the five (5) trading days ending on the fifth business day prior to the date of the Cylink shareholders meeting or (2) $12.50; based on the exchange ratio of 0.05 and assuming a SafeNet average closing price per share of $12.50 or higher, such options would be converted into options to acquire approximately 171,804 shares of SafeNet common stock at the closing of the merger;

  •
  SafeNet will assume all outstanding options issued under the Cylink/ARL 1997 Stock Option Plan to purchase 119,784 shares of Cylink common stock, which, based on the exchange ratio of 0.05, would be converted into options to acquire 5,989 shares of SafeNet common stock at the closing of the merger; and

  •
  SafeNet will assume a warrant to purchase 500,000 shares of Cylink common stock, which, based on the exchange ratio of 0.05, would be converted into a warrant to purchase 25,000 shares of SafeNet common stock at the closing of the merger.

Customer and employee uncertainty related to the merger could harm the combined company.

        SafeNet's or Cylink's customers may, in response to the announcement of the merger, delay or defer purchasing decisions. Any delay or deferral in purchasing decisions by SafeNet's or Cylink's customers could seriously harm the business of the combined company. Similarly, SafeNet and Cylink employees may experience uncertainty about their future role with the combined company until or after strategies with regard to the combined company are announced or executed. This may adversely affect the combined company's ability to attract and retain key management, marketing, sales, customer support and technical personnel, which could harm the combined company.

SafeNet and Cylink expect to incur significant costs associated with the merger.

        SafeNet estimates that it will incur transaction costs of approximately $5.0 million associated with the merger, including direct costs of the acquisition as well as liabilities to be accrued in connection with the acquisition, including severance and related costs. In addition, Cylink estimates that it will incur direct transaction costs of approximately $1.3 million which will be expensed as incurred. SafeNet and Cylink believe the combined entity may incur charges to operations, which are not currently reasonably estimable, in the quarter in which the merger is completed or the following quarters, to reflect costs associated with integrating the two companies. There is no assurance that the combined company will not incur additional material charges in subsequent quarters to reflect additional costs associated with the merger.

        If the merger is not completed, SafeNet's and Cylink's stock prices and future business and operations could be harmed.

        If the merger is not completed, SafeNet and Cylink may be subject to the following material risks, among others:

  •
  The prices of SafeNet and Cylink common stock may change to the extent that the current market prices of SafeNet and Cylink common stock reflect an assumption that the merger will be completed;

  •
  SafeNet's and Cylink's costs related to the merger, such as legal, accounting and some of the fees of their financial advisors, must be paid even if the merger is not completed; and

  •
  Under some circumstances (more fully described on page 105), Cylink may be required to pay SafeNet a termination fee of up to 5% of the total merger consideration.

        Further, with respect to Cylink, if the merger is terminated and Cylink's Board of Directors determines to seek another merger or business combination, it is not certain that Cylink will be able to find a merger partner or that the new merger partner would be willing to pay an equivalent or more attractive price than that which would be paid by SafeNet in the merger. While the merger agreement is in effect, subject to specified exceptions, Cylink is prohibited from entering into or soliciting, initiating or intentionally encouraging any inquiries or proposals that may lead to a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, tender offer, sale of shares of capital stock or other similar transactions with any person other than SafeNet. These restrictions could limit Cylink's ability to enter into an alternative transaction at a favorable price.

Cylink's officers and Directors have conflicts of interest that may influence them to support or approve the merger.

        Certain officers and Directors of Cylink have employment and severance agreements or other arrangements with Cylink, have received or may receive offers of employment with SafeNet after the merger, and have continuing indemnification against liabilities that provide them with interests in the merger that are different from, or in addition to, yours. Therefore, these officers and Directors may be more likely to vote to approve the merger agreement and the merger than if they did not have these interests. Cylink shareholders should consider whether these interests may have influenced these officers and Directors to support or recommend the merger. You should read more about these interests under "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus.

RISKS RELATED TO SAFENET'S BUSINESS

SafeNet has a history of losses and may incur future losses.

        SafeNet has experienced substantial net losses in four of the last five years, including 2001. As of September 30, 2002, SafeNet had an accumulated deficit of $22.2 million. Although SafeNet's revenues are subject to fluctuation, it intends to maintain or increase its expenditures in all areas in order to execute its business plan. As a result, SafeNet may incur substantial additional losses. The likelihood of SafeNet's success must be considered in light of the problems, expenses and delays frequently encountered in connection with new technologies utilized with the transition to an Internet VPN business and the competitive environment in which SafeNet operates. You should not consider SafeNet's historical results indicative of future revenue levels or operating results. SafeNet can neither give assurance that it will operate profitably in the future nor that profitability will be sustained if it is achieved.

SafeNet may not be able to successfully integrate companies acquired by SafeNet in the future.

        SafeNet may from time pursue acquisitions of businesses that complement or expand its existing business, including acquisitions that could be material in size and scope.

        Any future acquisitions involve various risks, including:

  •
  Difficulties in integrating the operations, technologies, and products of the acquired company;

  •
  The risk of diverting management's attention from normal daily operations of the business;

  •
  Potential difficulties in completing projects associated with in-process research and development;

  •
  Risks of entering markets in which SafeNet has no or limited direct prior experience and where competitors in such markets have stronger market positions;

  •
  Initial dependence on unfamiliar supply chains or relatively small supply partners;

  •
  Insufficient revenues to offset increased expenses associated with the acquisition; and

  •
  The potential loss of key employees of the acquired company.

        There can be no assurance that SafeNet's acquisition of any other business will be successful and will not materially adversely affect its business, operating results, or financial condition. SafeNet must also manage any growth resulting from such acquisitions effectively. Failure to manage growth effectively and successfully integrate the acquired company's operations could have a material adverse effect on SafeNet's business and operating results.

SafeNet's quarterly operating results may fluctuate and its future revenues and profitability are uncertain.

        SafeNet has experienced significant fluctuations in its quarterly operating results and anticipates continued substantial fluctuations in its future operating results. A number of factors have contributed to these quarterly fluctuations including:

  •
  Market acceptance and demand for SafeNet products;

  •
  Length of sales cycle including the size, timing, cancellation or delay of customer orders;

  •
  Introduction of new products and product enhancements by SafeNet or its competitors;

  •
  Market acceptance of new products introduced by SafeNet or its competitors;

  •
  Budgeting cycles of customers;

  •
  The timing and execution of individual contracts;

  •
  The product mix sold in a given quarter;

  •
  Changes in the percentage of revenues attributable to OEM license fees and royalties;

  •
  Length of time required by OEM's to embed SafeNet products into their products which generate royalties to SafeNet;

  •
  The percentage of products sold through SafeNet's direct sales force and indirect distribution channels;

  •
  Product development expenses;

  •
  Competitive conditions in the industry; and

  •
  Changes in general economic conditions.

        SafeNet's expenses are based, in part, on its expectations regarding future revenues, and are largely fixed in nature, particularly in the short-term. SafeNet may be unable to predict future revenues accurately or to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall of revenues in relation to SafeNet's expectations could cause significant declines in its quarterly operating results.

        Due to all of the foregoing factors, SafeNet's quarterly revenues and operating results are difficult to forecast. Therefore, SafeNet believes that period-to-period comparisons of its operating results will not necessarily be meaningful, and you should not rely upon them as an indication of SafeNet's future performance. Also, it is likely that SafeNet's operating results will fall below its expectations and the expectations of securities analysts or investors in some future quarter. In such event, the market price of SafeNet's common stock could be materially adversely affected.

SafeNet may not successfully adapt to changes in technology and industry standards.

        The network security industry is characterized by rapid changes, including evolving industry standards, frequent new product introductions, continuing advances in technology and changes in customer requirements and preferences. Although SafeNet believes its core technology will be the basis for future product offerings, it expects technological developments to continue at a rapid pace in the computer and communications industries, and there can be no assurance that technological developments will not cause SafeNet's technology to be rendered obsolete or non-competitive.

        SafeNet's future products may not keep pace with technological changes implemented by competitors, developers of operating systems or networking systems, or persons seeking to breach network security. The introduction of new technologies could also require SafeNet to invest in research and development at much higher rates with no assurance of developing competitive products. Changes in technologies or customer requirements may also cause the development cycle for SafeNet's new products to be significantly longer than its historical product development cycle, resulting in higher development costs or a loss in market share. SafeNet products may not satisfy evolving preferences of customers and prospects and failure to develop and introduce new products and improve current products in a timely fashion could adversely affect SafeNet. Because of the complexity of SafeNet's products, which operate on or utilize multiple platforms and communications protocols, SafeNet has from time to time experienced delays in introducing new products and product enhancements primarily due to development difficulties or shortages of development personnel.

The loss of a commercial customer that accounted for a significant portion of SafeNet's revenues for the nine months ended September 30, 2002 could have a material adverse effect on SafeNet's business and results of operations.

        SafeNet has one commercial client that accounted for 41% of its consolidated revenues for the nine months ended September 30, 2002. A loss of this customer or significant cutback in its orders for SafeNet's products would have a material adverse effect on SafeNet's business and results of operations.

Restrictions on the export of some SafeNet products could negatively impact sales of its products.

        SafeNet currently sells its products internationally and intends to continue to expand its relationships with international distributors and resellers. International sales and operations could be subject to the following risks:

  •
  The imposition of governmental controls;

  •
  Export license requirements;

  •
  Restrictions on the export of critical technology;

  •
  Trade restrictions; and

  •
  Changes in tariffs.

        Some of SafeNet's network security products are cryptographic devices and are subject to the export restrictions administered by the Bureau of Export Control, U.S. Department of Commerce. These restrictions permit the export of encryption products based on country, algorithm and class of end-user. They prohibit the export of encryption products to a number of countries and to business entities that are not included in a range of end-users. There is no assurance, however, that the applicable regulations or policies concerning the export of such technology will not become more restrictive. SafeNet's foreign distributors may also be required to secure licenses or formal permission before encryption products can be imported.

SafeNet's industry is competitive and becoming increasingly consolidated, which may result in losing customers and declining revenue.

        SafeNet's industry is relatively new, highly competitive and subject to rapid technological changes, and its success will depend, in large part, on its ability to establish and maintain an advantageous market position. SafeNet competes with companies that have substantially greater financial resources, sales and marketing organizations, market penetration and research and development capabilities, as well as broader product offerings and greater market presence and name recognition. SafeNet expects to face increasing competitive pressures from its current competitors and new market entrants. This competitive risk will increase to the extent that SafeNet's competitors begin to include software vendors, network providers, and manufacturers of networking and computer equipment and communication devices. These manufacturers and network providers may be in a better position to develop security products in anticipation of developments in their products and networks. Competitive factors in the network security industry include:

  •
  Standards compliance;

  •
  Product quality and reliability;

  •
  Technical features;

  •
  Product ease of use;

  •
  Network compatibility;

  •
  Client service and product support;

  •
  Distribution; and

  •
  Price.

        There has been substantial consolidation in the information security industry, and SafeNet expects that there will be significant additional consolidation in the near future. As a result of that increasing consolidation, SafeNet expects that it will increasingly compete with larger firms that have broader product offerings and greater financial resources. Such competition may have a significant negative effect on SafeNet's current and developing collaborative, marketing, distribution and reselling relationships, its product pricing and its product development budget and capabilities. Any of these negative effects could significantly impair SafeNet's financial condition and results of operations.

SafeNet may not be able to protect its proprietary technologies.

        SafeNet's success and ability to compete is dependent, in part, upon its ability to maintain the proprietary nature of its technologies. SafeNet relies on a combination of patent, trade secret, copyright and trademark law and nondisclosure agreements to protect its proprietary technology. Although SafeNet holds several patents and has several pending patent applications that cover certain aspects of its technology, such patents and patent applications do not protect some of SafeNet's security products. SafeNet's current and future patent applications may not be granted. Additionally, SafeNet's patents may not be broad enough to protect the core technology critical to its security products.

        Confidentiality agreements and other methods on which SafeNet relies to protect its trade secrets and proprietary information and rights may not be adequate to protect its proprietary rights. Litigation to defend and enforce SafeNet's intellectual property rights could result in substantial costs and diversion of resources and could have a material adverse effect on SafeNet's financial condition and results of operations regardless of the final outcome of such litigation. SafeNet may not be able to successfully safeguard and maintain its proprietary rights and to deter misappropriation or independent third-party development of its technology or prevent an unauthorized third party from copying or otherwise obtaining and using products, technology or other information that it regards as proprietary.

SafeNet's trade secrets or non-disclosure agreements may not provide meaningful protection of its proprietary information. Also, others may independently develop similar technologies or duplicate any technology developed by SafeNet. SafeNet's inability to protect its proprietary rights would have a material adverse effect on its financial condition and results of operations.

        Further, as the number of network security products in the industry increases and the functionality of these products further overlaps, SafeNet may become subject to claims of infringement or misappropriation of the intellectual property or proprietary rights of others. Third parties could assert infringement or misappropriation claims against SafeNet in the future with respect to current or future products. SafeNet may also be subject to additional risks as it enters into transactions in countries where intellectual property laws are not well developed or are poorly enforced. Legal protections of SafeNet's rights may be ineffective in such countries, and technology developed in such countries may not be protected in jurisdictions where protection is ordinarily available. Any claims or litigation, with or without merit, could be costly and could result in a diversion of management's attention, which could have a material adverse effect on SafeNet's financial condition and results of operations. Adverse determinations in such claims or litigation could also have a material adverse effect on SafeNet's financial condition and results of operations.

SafeNet may not be able to maintain effective product distribution channels, which could result in decreased revenue.

        SafeNet relies on both its direct sales force and an indirect channel distribution strategy for the sale and marketing of SafeNet products. SafeNet's sales and marketing organization may be unable to successfully compete against the more extensive and well-funded sales and marketing operations of certain of its current and future competitors. Additionally, SafeNet may be unable to continue to attract integrators and resellers that can market its legacy products effectively and provide timely and cost-effective customer support and service. Further, SafeNet's distributors, integrators and resellers may carry competing lines of network security solutions. The loss of important sales personnel, distributors, integrators or resellers could adversely affect SafeNet.

Delays in product development could adversely affect market acceptance of SafeNet products.

        SafeNet may experience schedule overruns in product development triggered by factors such as insufficient staffing or the unavailability of development-related software, hardware or technologies. Further, when developing new network security products, SafeNet's development schedules may be altered as a result of the discovery of software bugs, performance problems or changes to the product specification in response to customer requirements, technology market developments or self-initiated changes. All of these factors can cause a product to enter the market behind schedule, which may adversely affect market acceptance of the product or place it at a disadvantage to a competitor's product that has already gained market share or market acceptance during the delay.

SafeNet may be subject to product liability or other claims that could adversely affect its reputation with existing and potential customers and expose it to significant liability.

        The sale and installation of SafeNet's network security systems and products within the computer networks of its customers and the operation of its SafeNet™ facility entails a risk of product failure, product liability or other claims. An actual or perceived breach of network or computer security, regardless of whether such breach is attributable to SafeNet's products, could adversely affect SafeNet's reputation and its financial condition or results of operations. The complex nature of SafeNet's products can make the detection of errors or failures difficult when products are introduced. If errors or failures are subsequently discovered, this may result in delays and lost revenues during the correction process. A malfunction or the inadequate design of SafeNet's products could result in product liability claims. SafeNet attempts to reduce the risk of such losses through warranty disclaimers and liability limitation clauses. However, SafeNet may not have obtained adequate contractual protection in all instances or where otherwise required under agreements it has entered into with others.

        SafeNet currently maintains product liability insurance. However, SafeNet's insurance coverage may not be adequate and any product liability claim for damages resulting from security breaches could be substantial. In the event of product liability litigation, insufficient insurance coverage could have a material adverse effect on SafeNet's financial condition and results of operations. Further, certain customers and potential customers may require minimum product liability insurance coverage as a condition precedent to purchasing SafeNet's products. Failure to satisfy such insurance requirements could impede SafeNet's ability to achieve product sales, which would have a material adverse effect on its financial condition and results of operations. There is no assurance that such insurance will be available at a reasonable cost or will be sufficient to cover all possible liabilities.

SafeNet relies on third party contractors and suppliers for the manufacture of its products and the failure to maintain satisfactory relations with these third parties could adversely affect SafeNet's business.

        SafeNet relies upon third party contractors for the manufacture of components and sub-assemblies for its products. SafeNet may not be able to obtain and/or maintain satisfactory contractual relations with qualified vendors or suppliers. The unavailability of such third parties may substantially decrease SafeNet's control of the cost, quality and timeliness of the manufacturing process. At present, SafeNet is not a party to any exclusive supply contracts with third party contractors for its legacy products. All purchases of components or parts for SafeNet's products are accomplished by the use of purchase orders issued in the ordinary course of business. Although SafeNet has not experienced any significant supply problems in the past, and there have been no materially late deliveries of components or parts, it is possible that in the future SafeNet may encounter shortages in parts, components, or other elements vital to the manufacture, production and sale of its products. SafeNet's business would suffer if the supply of such components were interrupted.

SafeNet relies on key employees and if such employees become unavailable, SafeNet's business could be adversely affected.

        The network security industry is highly specialized and the competition for qualified employees is intense. SafeNet expects this to remain so for the foreseeable future. SafeNet believes its success depends significantly upon a number of key technical and management employees, and upon its ability to retain and hire additional key personnel. The loss of the services of key personnel or the inability to attract additional qualified personnel could materially and adversely affect SafeNet's results of operations and product development efforts. SafeNet may be unable to achieve our revenue and operating performance objectives unless it can attract and retain technically qualified and highly skilled engineers and sales, technical, marketing, and management personnel. Such personnel are particularly important to SafeNet's research and development efforts, where it employs a large number of technical personnel holding advanced degrees. Further, additions of new and departures of existing personnel, particularly in key positions, can be disruptive and can result in further departures of SafeNet personnel, which could in turn harm its business and results of operation.

        In 2001, SafeNet entered into a five-year employment agreement with Anthony A. Caputo, its Chairman, President and Chief Executive Officer. However, SafeNet has not historically provided such types of employment agreements to other employees. This may adversely impact SafeNet's ability to attract and retain the necessary technical, management and other key personnel.

RISKS RELATED TO SAFENET'S COMMON STOCK

SafeNet's stock price could be volatile.

        Market prices for SafeNet's common stock and the securities of other network security companies have been volatile. Factors such as announcements of technological innovations or new products by SafeNet or by its competitors and market conditions for network security company and other technology stocks in general can have a significant impact on the market for SafeNet's common stock, which could reduce SafeNet's stock price regardless of its operating performance.

        SafeNet periodically reviews and considers possible acquisitions of companies that it believes will contribute to its long-term objectives. In addition, depending on market conditions, liquidity requirements and other factors, SafeNet considers, from time to time, accessing the capital markets. Such events may also affect the market prices for SafeNet's common stock and reduce such prices regardless of operating performance.

Anti-takeover provisions in SafeNet's charter documents and Delaware law could prevent or delay a change in control.

        SafeNet's certificate of incorporation and bylaws may discourage, delay or prevent a merger or acquisition that a stockholder may consider favorable by authorizing the issuance of "blank check" preferred stock. In addition, certain provisions of Delaware law may also discourage, delay or prevent a third party from acquiring or merging with SafeNet, even if such action were beneficial to some, or even a majority, of SafeNet's stockholders.

SafeNet has not paid dividends and does not intend to pay dividends in the foreseeable future.

        SafeNet has never paid nor declared any cash or other dividends on its common stock since its inception and SafeNet does not presently anticipate that dividends will be paid on its common stock in the foreseeable future.

RISKS RELATED TO CYLINK'S BUSINESS AND COMMON STOCK

Cylink has a history of losses, and may not be able to meet its needs for working capital.

        Cylink incurred significant net losses in the nine month period ended September 29, 2002, in fiscal year 2001 and in prior fiscal years. Cylink had an accumulated deficit of $135.2 million as of September 29, 2002. Cylink's prior losses may also adversely impact its ability to raise additional capital if required to sustain its operations.

        As of the date of filing of this proxy statement/prospectus, Cylink's revenue to date for 2002 is significantly below the revenue anticipated under its current financial plan for such year. Under Cylink's internal financial plan for 2002, Cylink had projected a positive operating cash flow for the 2002 fiscal year, but as of September 29, 2002 Cylink's operations are not generating a positive cash flow. Due to the decrease in Cylink's revenues in 2001 and the continued decrease in Cylink's revenues below the amounts anticipated by its management under its internal financial plan for 2002, Cylink undertook certain actions to reduce operating costs in its core businesses in 2001 and 2002, including a workforce reduction in June 2002. In addition, on October 30, 2002 Cylink entered into a modification of its lease on its corporate headquarters facility in Santa Clara, California. In 2002 Cylink began to realize the benefits of the actions taken in the fourth quarter of 2000, throughout 2001 and the first nine months of 2002 to reduce operating costs. Cylink plans to continue such cost reducing measures in the fourth quarter 2002 to the extent necessary or advisable. However, there can be no assurance that the cost cutting measures already implemented, either alone or in combination with such other cost cutting measures as the management of Cylink determines are necessary or advisable if implemented, would be sufficient for Cylink to achieve profitability or that Cylink will be able to continue reducing costs at a pace that reflects any further reduction in its revenues below anticipated levels or that Cylink will not need to raise additional capital to fund its operations or that additional financing could be obtained by Cylink on acceptable terms, or at all.

        There also can be no assurances that Cylink's principal sources of liquidity, which include cash and cash equivalents of $8.2 million as of September 29, 2002, will satisfy its current anticipated working capital and capital expenditure requirements through at least the next twelve months. Cylink's $7.5 million revolving working capital loan facility matured on June 27, 2002. During the third quarter of 2002, the bank renewed Cylink's line of credit for $5.0 million through July 27, 2003. This loan is secured by all of Cylink's tangible assets and the loan agreement for such credit line contains a covenant to maintain a minimum tangible net worth. In February 2002, Cylink breached certain financial covenants contained in this loan agreement. The minimum tangible net worth covenant was reset at the time of the loan renewal; however, due to restructuring costs associated with modification of Cylink's Santa Clara lease and professional fees incurred with respect to Cylink's pending merger with SafeNet's subsidiary, Cylink fell out of compliance with this covenant on October 30, 2002. There is no guarantee that Cylink will satisfy those covenants or other covenants in the loan agreement in the future. If Cylink fails to meet such financial covenants, the line of credit may not be available to fund its operations if needed. Further, if additional funds are raised by issuing equity securities, dilution to Cylink's shareholders may result. If adequate funds needed to sustain Cylink's operations are not available, Cylink, its business, and the price of its common stock will be adversely affected.

Cylink's quarterly operating results vary from period to period and may vary in the future.

        Cylink has historically experienced significant fluctuations in its operating results on both a quarterly and an annual basis and could experience such fluctuations in the future. Cylink's revenues and operating results are affected by a number of factors outside of its control, including the following:

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  Cylink's inability to accurately forecast revenues and respond in a timely manner to changes in revenue levels;

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  The timing of the introduction by Cylink or by its competitors of new or enhanced products;

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  Market acceptance of Cylink's new products and those of its competitors;

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  The timing, cancellation or delay of customer orders, including cancellation or delay in anticipation of new product introductions or enhancements;

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  Changes in Cylink's pricing policies or those of its competitors;

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  Changes in operating costs and expenses, including those resulting from changes in available production capacity of independent foundries and other suppliers and the availability of raw materials;

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  Changes in the revenue mix from products or services sold;

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  Changes in the percentage of products sold through Cylink's direct sales force;

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  Loss of an important customer;

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  Failure to grow Cylink's customer base in accordance with market expectations;

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  Customer discounts and credits;

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  Cylink's limited ability to reduce expenses to offset any unexpected shortfall in revenue growth or decrease in revenue;

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  Delays in manufacturing due to shortages in components or unanticipated revisions in product design;

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  Expenses incurred in seeking to enforce or defend claims with respect to intellectual property rights;

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  Changes in the economy that affect the purchasing decisions of Cylink's customers; and

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  Disruption in Cylink's operations caused by reductions in its workforce.

        Many of these factors are outside of Cylink's control. It is possible that in the future Cylink's operating results will be below the expectations of securities analysts and investors. In such an event, or in the event that adverse conditions prevail or are perceived to prevail generally or specifically with respect to Cylink's business or the market sector in which Cylink operates, the price of its common stock may be adversely affected.

If the merger with SafeNet, Inc. is not completed, Cylink's stock price and future business and operations could be harmed.

        If the merger with SafeNet is not completed, Cylink will be subject to the following material risks, among others:

  •
  The price of Cylink's common stock may change to the extent that the current market price of Cylink's common stock reflect an assumption that the merger will be completed;

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  Cylink's costs related to the merger, such as legal, accounting and some of the fees of its financial advisors, must be paid even if the merger is not completed; and

  •
  Under some circumstances Cylink may be required to pay SafeNet a cash termination fee.

        Further, if the merger is terminated or otherwise is not consummated and Cylink's Board of Directors determines to seek another merger or business combination, it is not certain that Cylink will be able to find a merger partner or that the new merger partner would be willing to pay an equivalent or more attractive price than that which would be paid by SafeNet in the merger. While the merger agreement is in effect, subject to specified exceptions, Cylink is prohibited from entering into or soliciting, initiating or intentionally encouraging any inquiries or proposals that may lead to a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, tender offer, sale of shares of capital stock or other similar transactions with any person other than SafeNet. These restrictions could limit Cylink's ability to enter into an alternative transaction at a favorable price.

Cylink is currently involved in litigation.

  Securities Class Action

        In 1998, Cylink filed amended Quarterly Reports on Form 10-Q for the first and third quarters of 1998 and an amended Annual Report on Form 10-K for the 1997 fiscal year, reflecting restated financial results for those quarters, and for the fourth quarter of 1997. Between November 6, 1998 and December 14, 1998 several securities class action complaints were filed against Cylink and certain of its current and former Directors and officers in federal courts in California. These complaints alleged, among other things, that Cylink's previously issued financial statements were materially false and misleading and that the defendants knew or should have known that these financial statements caused Cylink's common stock price to rise artificially. The actions variously alleged violations of Section 10(b) of the Securities Exchange Act of 1934, as amended, and SEC Rule 10b-5 promulgated thereunder, and Section 20 of the Exchange Act. The securities class action lawsuits were ordered consolidated into a single action pending in the United States District Court for the Northern District of California, captioned In Re Cylink Securities Litigation, No. C98-4292 (VRW). On October 16, 2002, Cylink entered into an agreement with all plaintiffs in the securities class action lawsuit to settle all claims in the class action for $6.2 million. The settlement amount will be paid entirely from insurance proceeds under insurance policies held by Cylink. The settlement agreement is subject to approval by the United

States District Court for the Northern District of California. The court preliminarily approved the settlement agreement on November 12, 2002 and Cylink expects that the settlement agreement will receive final approval in March of 2003.

  Other Litigation

        In addition, in the normal course of business, Cylink, from time to time, receives inquiries or other informal communications with regard to possible infringement of third party intellectual property rights by Cylink's patents or the features or content of certain of its products. Cylink believes that it is unlikely that the outcome of any of these infringement inquiries will have a material adverse effect on its financial position or results of operations, however if litigation results from any of these inquires and the outcome is unfavorable to Cylink, it could have a material adverse effect on Cylink's cash flows, results of operations and financial condition. There has been substantial litigation regarding patent and other intellectual property rights in the software and network security related industries in which Cylink operates. Further commercialization of Cylink's products could provoke claims of infringement from third parties. In the future, litigation may be necessary to enforce Cylink's patents, to protect its trade secrets or know-how or to defend against claimed infringement of the intellectual property rights of others and to determine the scope and validity of the proprietary rights of others. Any litigation regarding the intellectual property rights of Cylink or others could result in substantial cost and diversion of Cylink's management's efforts from the operation of its businesses, which by itself could have a material adverse effect on its financial condition and operating results. Further, adverse determinations in such litigation could result in loss of Cylink's proprietary rights, subject Cylink to significant liabilities to third parties, require it to seek licenses from third parties or prevent Cylink from manufacturing or selling its products, any of which could have a material adverse effect on its business, financial condition or results of operations.

Cylink's sales cycles are long and unpredictable which makes period-to-period revenues difficult to predict.

        Sales of Cylink's products generally involve a significant commitment of capital by its customers, with the attendant delays frequently associated with large capital expenditures. For these and other reasons, the sales cycle associated with Cylink's products is typically lengthy and subject to a number of significant risks over which Cylink has little or no control. Cylink is often required to ship products shortly after it receives the orders from its customers. Consequently, order backlog at the beginning of any period has, at times in the past, represented only a small portion of that period's expected revenue. Furthermore, increases in backlog from quarter to quarter may be due to placement of orders calling for delivery dates extended over a much longer period of time into future periods. Consequently, Cylink's order backlog becomes more vulnerable to customer cancellations. As a result of these fluctuations in its sales cycle and because of order backlog, Cylink's product revenue in any period has been and will continue to be substantially dependent on orders booked and shipped in that period.

        Cylink typically plans its production and inventory levels based on internal forecasts of customer demand, which are highly unpredictable and can fluctuate substantially. In particular, market forces beyond its control, including a general economic recession and limits or changes in government spending, may have a material affect on customer demand for its products. In addition, Cylink's operating expenses are based on anticipated revenue levels and a high percentage of its expenses are generally fixed in the short term. Based on these factors, a small fluctuation in the timing of sales can cause operating results to vary significantly from period to period. It is possible that in the future Cylink's operating results will be below the expectations of securities analysts and investors, as they have in the past. If Cylink disappoints the expectations of securities analysts and investors, or in the event that adverse market conditions prevail, or are perceived to prevail, generally or with respect to the market sector in which Cylink operates, the price of its common stock would likely be adversely affected. All of these factors make it difficult to predict Cylink's financial performance from period to period. As Cylink's quarterly results fluctuate, they may fall below the expectations of the public market analysts or investors. If this occurs, the price of Cylink's common stock may drop and Cylink's financial condition and results of operations may be materially and adversely affected.

The overall economic climate continues to be weak.

        Cylink's products typically represent substantial capital commitments by its customers and potentially involve a long sales cycle. As a result, its customers' purchase decisions may be significantly affected by a variety of factors outside of Cylink's control, including downward trends in capital spending for communication networks, increased market competition and the availability or announcement of alternative technologies by its competitors. Continued recent weakness in general economic conditions has resulted in many of Cylink's customers delaying and/or reducing their capital spending related to information systems. If the economy continues to be weak or further weakens, demand for Cylink's products could decrease, resulting in lower revenues and a decline in the overall rate of its revenue growth.

Cylink is dependent on recently introduced and new network security products.

        Cylink's future results of operations will be highly dependent on the successful marketing and manufacture of Cylink's NetHawk product, as well as the Cylink Link Encryptors, PrivaCy Manager, Cylink ATM and Cylink Frame Encryptor products. Through the third quarter of 2002, Cylink has made only limited commercial shipments of its NetHawk product, which began shipping in mid-year 2000. This product requires additional development work, enhancement and testing to achieve widespread commercial success. If this or other new or recently introduced products have performance, reliability, quality or other shortcomings, such products could fail to achieve adequate market acceptance. The failure of Cylink's new or existing products to achieve or enjoy continued market acceptance, whether for these or other reasons, could cause Cylink to experience reduced orders, higher manufacturing costs, delays in collecting accounts receivable and additional warranty and service expenses, which in each case could have a material adverse effect on Cylink's business, financial condition and results of operations.

        Due to insufficient market acceptance of stand alone public key infrastructure (PKI) products generally, such as Cylink's Net Authority product and similar products of its competitors, Cylink revised its marketing approach in the second half of 2001 by discontinuing efforts to sell Net Authority as a stand alone product. Instead, Cylink focused its efforts on potential customers seeking to embed its PKI product as part of their application or service. In addition, on February 8, 2002, Cylink received notice from the United States Postal Service (USPS) that it was terminating its license to Cylink's Net Authority product as of March 17, 2002, noting that its decision was "not a reflection of the quality of work performance provided by Cylink" but was due to "USPS' immediate need to reduce cost" and downsize its non core businesses following the anthrax attack on its operations in October of 2001. At its request, Cylink granted the USPS a continuation of its license through May 30, 2002. On May 31, 2002 the Cylink/USPS license terminated and all revenue earned under the contract expired in the third quarter of 2002. Revenue for the third quarter of 2002, and for the first nine months of 2002 resulting from the USPS license, was $0.2 million and $0.5 million, respectively. Cylink completely discontinued all further development of its PKI technology and products in July 2002.

Cylink faces significant competition from other providers of network security systems.

        Competition is intense among providers of network security systems and Cylink expects that such competition will increase in the future. Significant competitive factors in Cylink's products' markets include:

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  The rapid development of new products and features by market participants;

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  Product quality and performance;

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  Customer perception regarding the adequacy of security provided by existing software and routers;

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  Adoption of embedded security solutions in other vendors' hardware and software products;

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  The quality and experience of Cylink's sales, marketing and service organizations;

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  Cylink's products' prices and the prices of similar products of its competitors;

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  Name recognition of Cylink versus its competitors; and

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  Customers' perception of Cylink's stability and long-term viability.

        Many of these competitive factors are beyond Cylink's control. Cylink's competitors in the information security markets, including companies that offer products similar to, or products that are perceived as an alternative to, Cylink's products, are Checkpoint Software Technologies, Ltd., Network Associates, Inc., SafeNet, Inc., Secure Computing Corporation, RSA Security, Inc., Symantec Corporation, and Thales e-Security, Inc. Cylink's NetHawk VPN appliance competes with numerous other products, including those offered or under development by Cisco Systems, Inc., Newbridge Networks Corporation, Netscreen Technologies, Inc., Nokia Corp, and Sonic Wall, Inc. A number of significant vendors, including Microsoft Corporation, and Cisco Systems, Inc. have embedded security solutions in their software. To the extent that these embedded or optional security capabilities provide all or a portion of the functionality provided by Cylink's products, Cylink's products may no longer be required by its customers to attain network security.

        Many of Cylink's competitors have substantially greater financial, technical, marketing, distribution and other resources and greater name recognition and longer standing relationships with customers than possessed by Cylink. Competitors with greater financial resources are better able to engage in more aggressive marketing campaigns and sustained price reductions in order to gain market share. However, any period of sustained price reductions in Cylink's products would have a material adverse effect on its financial condition and results of operations. Cylink may not be able to compete successfully in the future and competitive pressures may result in price reductions, loss of market share or otherwise have a material adverse effect on its financial condition and results of operations.

Cylink faces risks from tort and warranty claims.

        Cylink faces risks from tort and warranty claims by third parties. Customers rely on Cylink's network security products to prevent unauthorized access to their networks and data transmissions. A malfunction or the inadequate design of a Cylink product could result in tort or warranty claims from its customers. Additionally, a breach of a Cylink's customer's network by an unauthorized party, which is determined to be attributable to an alleged defect in its products, may cause substantial damages due to loss or compromise of the customer's valuable information. Furthermore, there is inadequate legal precedent for allocating responsibility for such losses caused by the wrongful acts of third parties. Although Cylink attempts to reduce the risk of such losses and claims through warranty disclaimers and liability limitation clauses in its standard forms of sales and license agreements and by maintaining product liability insurance, there can be no assurance that such measures will be effective in limiting Cylink's liability for such damages. Any liability for damages resulting from security breaches or other alleged product defects could be substantial and could have a material adverse effect on Cylink's business, financial condition and results of operations.

        In addition, a well-publicized actual or perceived security breach could adversely affect the market's perception of security products in general, or Cylink's products in particular, regardless of whether such breach is attributable to a Cylink products. Such negative perceptions could result in a decline in demand for Cylink's products, which, in turn, would have a material adverse effect on Cylink's business, financial condition and results of operations.

        On August 2, 2001 Cylink determined that a hardware design could cause a premature failure of the backup battery on its Cylink Frame Encryptor (CFE) product. Shortly thereafter, Cylink announced a program to give its customers the option of updating their CFE units by returning them to the factory, or receiving an extended warranty covering the battery through the end of December 2002. Cylink accrued approximately $1.0 million in warranty costs during the second quarter of 2001 associated with this program. While Cylink management believes that this reserve is adequate based on reasonable estimates derived from information available to Cylink at the time the reserve was accrued, and actual costs incurred to date, Cylink's total actual costs resulting from this program could exceed these reserves. After Cylink announced this program, two of its major customers stated their intention to submit substantial claims to Cylink related to their costs of avoiding product failures, however, neither of these customers (nor any other Cylink customer of this product) has made a claim against Cylink for damages related to the failure of the backup battery. Although Cylink believes any such claims would be barred or significantly reduced by the limitations and exclusions set forth in the governing contracts of sale, there can be no assurance that Cylink would be found free from liability or any obligation to reimburse these customers should such customers bring such a claim against Cylink. If such claims were brought against Cylink and Cylink were found to be liable for these customers' damages, Cylink's operations and financial condition may be materially and adversely effected.

        In addition, Cylink may face warranty and support claims from users of its ISDN product line. See "Cylink faces risks from its dependence on third party subcontractors and suppliers" on page 40 below.

Cylink may be unable to retain executive officers and key personnel that are critical to its business.

        Cylink's future success depends in large part on the abilities of its executive officers, key management and technical personnel and its ability to retain qualified and competent individuals following its recent reductions in the employee workforce and the announcement of Cylink's agreement to be acquired by SafeNet, Inc. on October 30, 2002. There is no guarantee that Cylink's present executive management and technical staff will remain with Cylink, particularly if Cylink's performance is not up to the employees' expectations, if there is prolonged uncertainty concerning the effect of the SafeNet transaction on individual positions, and if a general economic recovery leads to expanded alternative opportunities for such employees. The loss of the services of one or more of Cylink's executive officers or key personnel, or the inability to attract and retain additional executives and other qualified personnel, could delay product development cycles or otherwise have a material adverse effect on Cylink's business and operating results.

Cylink may not be able to hire and retain sufficient technical, marketing and management personnel that it needs to succeed.

        Cylink may not be able to hire and retain sufficient technical, marketing and management personnel that it needs to succeed because Cylink has limited resources to expand its work force. Cylink recently experienced, and may continue to experience, substantial fluctuations in the number of employees and the scope of its operations in the network security business. These fluctuations resulted in increased responsibilities for the Cylink management team. To manage Cylink's businesses effectively, Cylink must continue to improve its operational, financial and management information systems and must retain, motivate and manage its employees. In the recent past competition among companies has been intense for qualified technical, marketing and management personnel. Furthermore, the recent reductions in Cylink's workforce, the recently announced transaction with SafeNet and the fluctuation in Cylink's stock price, may create greater uncertainty amongst our existing employees. There can be no assurance that Cylink will be able to effectively achieve or manage future growth in its work force and its failure to do so could delay product development cycles or otherwise have a material adverse effect on its financial condition and results of operations.

Cylink's intellectual property is critical to the success of its business.

        Cylink relies on patents, trademarks, copyrights, licenses and trade secret law to establish and preserve its intellectual property rights. Cylink owns a number of U.S. patents covering certain features of its network security product designs, and has additional U.S. patent applications pending. However, there can be no assurance that any patent, trademark, copyright or license owned or held by Cylink will not be invalidated, circumvented or challenged, that the rights granted thereunder will provide competitive advantages to Cylink, or that any of Cylink's pending or future patent applications will be issued with the scope of the claims sought by it, if at all. Further, there can be no assurance that others will not develop technologies that are similar or superior to Cylink's technology, duplicate Cylink's technology, misappropriate its trade secrets, or design around the patents owned by it. Resorting to the courts to protect Cylink's intellectual property would require significant financial and management resources. In addition, the laws of certain countries in which Cylink's products are or may be developed, manufactured or sold may not protect those products and intellectual property rights to the same extent as the laws of the United States. Cylink's inability to protect its intellectual property rights adequately could have a material adverse effect on its financial condition and results of operations.

        The computer, communications, software and network security industries are characterized by substantial litigation regarding patent and other intellectual property rights. In the past, Cylink has received communications from third parties asserting that its patents, features or content of certain of its products infringe upon the intellectual property rights of third parties, and Cylink may receive such communications in the future. There can be no assurance that these third parties will not assert claims against Cylink that result in litigation. Any litigation, whether or not determined in Cylink's favor, could result in significant expense to Cylink and could divert its management's attention and other resources from the day-to-day operations of the company. In the event of an adverse ruling in any such litigation involving a dispute over Cylink's intellectual property rights, Cylink might be required to discontinue the use of certain processes, cease the manufacture, use and sale of infringing products, expend significant resources to develop non-infringing technology or obtain licenses to the infringing technology and we may suffer significant monetary damages, which could include treble damages. There can be no assurance that under such circumstances a license would be available to Cylink on reasonable terms or at all. In the event of a successful claim against Cylink, combined with its failure to develop or license a substitute technology on commercially reasonable terms, Cylink's financial condition and results of operations would be adversely affected.

If Cylink is unable to adapt its services to rapidly changing technology, or if the market for its network security products fails to grow, its business and operating results could suffer.

        The market for Cylink's network security products is characterized by rapidly changing technology, emerging industry standards, new product introductions and changes in customer requirements and preferences. Cylink's future success will depend in part upon end users' demand for network security products in general, and upon Cylink's ability to enhance its existing products and to develop and introduce new products and technologies that meet customer requirements. Cylink faces continuing challenges to educate potential customers as to the value of its security products. Many potential customers prefer not to disclose significant security breaches of their networks or are reluctant to invest in the development of a professional security architecture to protect their networks because of the expense. Cylink also believes that many potential customers do not appreciate the need for its security products unless and until they have faced a major security breach. This general market resistance to the purchase of security products is compounded by Cylink's limited resources to invest in marketing campaigns to promote its products and services. In addition, a portion of the sales of Cylink's network security products will depend upon a robust industry and infrastructure for providing access to public switched networks, such as the Internet. The infrastructure or complementary products necessary to turn these networks into viable commercial marketplaces may not fully develop, or once fully developed, may not become viable commercial marketplaces.

        If Cylink is unable to successfully educate potential customers about the value of its products and services, it is unlikely that its products will gain broad market acceptance. Without broad market acceptance for, its products and services, Cylink will continue to rely primarily on selling new and existing products to its base of existing customers, which will significantly limit any opportunity for real growth. In addition, any significant advance in technologies for attacking cryptographic systems could render some or all of Cylink's existing and new products obsolete or unmarketable. Additionally, if a specific product or technology other than Cylink's is adopted as the standard for implementing network security in any segment of the network security market, sales of Cylink's existing and planned products in that market segment may be adversely impacted, which could have a material adverse effect on its business, financial condition and results of operations.

        The National Institute of Standards and Technology has announced a new Advanced Encryption Standard, or AES, which Cylink expects to integrate into its products. Cylink's ability to timely implement the AES into its products may also materially affect its development costs and ability to timely market its solutions.

If Cylink's research and development activities are unsuccessful, it will not be able to market new products and services.

        The markets for Cylink's products are characterized by rapidly changing technologies, extensive research and new product introductions. Cylink believes that its future success depends in part upon its ability to continue to enhance its existing products and to develop, manufacture and market new products. As a result, Cylink expects to continue to make significant investments in engineering, research and development. However, there can be no assurances that such investments will lead to the development of new or viable products or enhancements to Cylink's existing products. In addition, Cylink may not be able to develop and introduce new products or enhancements in a timely manner that satisfies its customer needs, achieves broad market acceptance or addresses technological changes in its target markets. If Cylink fails to develop new products and enhancements or to introduce them successfully and in a timely manner, its competitive position, financial condition and results of operations will be adversely affected.

Cylink faces risks associated with its international operations.

        Cylink plans to maintain its foreign sales channels which require significant management attention and financial resources. International sales are subject to a number of risks, including:

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  Unexpected changes in regulatory requirements;

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  Export control laws, tariffs and other trade barriers;

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  Political and economic instability in foreign markets;

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  Difficulties in the staffing, management and integration of foreign operations;

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  Longer payment cycles and greater difficulty in collecting accounts receivable;

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  Currency fluctuations; and

  •
  Potentially adverse tax consequences.

        Because most of Cylink's foreign sales are denominated in U.S. dollars, its products become less price competitive in countries in which local currencies decline in value relative to the U.S. dollar. The uncertainties of monetary exchange values have caused, and may in the future cause, some foreign customers to delay new orders or delay payment for existing orders in the short term, although the long-term impact of such devaluation cannot be predicted.

        Cylink's ability to compete successfully in foreign countries is dependent in part on its ability to obtain and retain reliable and experienced in-country distributors and other strategic partners. Cylink does not have long-term contracts with most of its value added resellers and distributors and, therefore, has no assurance of a continuing relationship with such resellers and distributors within a given market.

        Due to U.S. government regulations restricting the export of cryptographic devices and software, including Cylink's network security products, to non-civilian agencies of foreign governments, Cylink often is disadvantaged in competing for international sales against companies located outside the United States which are not subject to such restrictions. Furthermore, in certain foreign countries, Cylink's distributors are required to secure licenses or formal permission before encryption products can be imported. Although the U.S. Department of Commerce continues to relax certain export control laws as they apply to sales of Cylink's products to its international commercial customers, Cylink still faces export controls on sales of its products to certain foreign governments and on transfers of its technology to its foreign partners. To date, Cylink has been able to secure the necessary export and import licenses to compete effectively in the international market. However, there can be no assurances that Cylink will be able to secure such licenses in a timely manner in the future, or at all.

Cylink faces risks from its dependence on third party subcontractors and suppliers.

        Cylink's ability to deliver its products in a timely manner is dependent upon the availability of quality components and subsystems used in these products. Cylink depends in part upon subcontractors to manufacture, assemble and deliver certain components and subsystems used in its products in a timely and satisfactory manner. Cylink obtains certain components and subsystems from a single, or a limited number of, suppliers. A significant delay in obtaining a supply of components selected by Cylink's design engineers, or an interruption in the delivery of such items, could have a material adverse effect on Cylink's financial condition and results of operations.

        On February 14, 2002 Cylink notified its OEM supplier of its ISDN encryption products, Biodata Information Technology AG (Biodata), of its decision to terminate Cylink's development and supply agreement with Biodata, following Biodata's declaration of insolvency. Due to Biodata's financial failure, as well as the financial failure of Dica, Cylink's previous supplier of its ISDN encryption products, in the first nine months of 2001, Cylink discontinued all further sales and support for this product line. Cylink has disclaimed all liability for Biodata's and Dica's failures in the terms of its supply contract with Cylink's principal customer for its ISDN encryption products; however, there can be no assurance that Biodata's and Dica's financial failure, and Cylink's subsequent discontinuance of its ISDN product line, will not give rise to claims for breach of warranty and support by Cylink's customers and end users of this product line. If these customers should bring such claims against Cylink, and if Cylink were found to be liable for these customers' damages, Cylink's operations and financial condition may be materially and adversely affected.

Cylink common stock could be delisted from the Nasdaq SmallCap Market, which could adversely affect Cylink and its shareholders.

        On June 27, 2002, Cylink received a notice from the staff of the Nasdaq National Market that its common stock had failed to maintain the minimum bid price of $1.00 over the prior 30 trading days as required for continued listing on the Nasdaq National Market. The notice stated that, if during the 90 days following the date of the notice, the bid price of Cylink common stock failed to close at or above $1.00 for at least 10 consecutive trading days, then the Cylink common stock could be delisted.

        On September 24, 2002, Cylink submitted its application to Nasdaq to move trading of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. Cylink's application was accepted and on October 9, 2002 Cylink common stock began trading on the Nasdaq SmallCap Market under the symbol "CYLK". Under the listing rules of the Nasdaq SmallCap Market, Cylink received an extension of an additional 90 days to comply with the $1.00 minimum bid requirement until December 24, 2002. However, should Cylink's common stock continue to close below $1.00, Cylink common stock could be delisted from the Nasdaq SmallCap Market. If Cylink's common stock were to be delisted from the Nasdaq SmallCap Market, Cylink could apply for listing on the Over-The-Counter Bulletin Board or another quotation system or exchange for which it could qualify. Cylink cannot guarantee, however, that it could apply for listing on another quotation system or exchange if it is delisted from the Nasdaq SmallCap Market or that if it does apply for listing, that it will be eligible initially for such listing, or that if it does become listed, that it will be able to maintain eligibility. Also, listing on another quotation system or exchange may negatively affect the price of Cylink's common stock because stocks trading on over-the-counter markets are typically less liquid and trade with larger variations between bid and ask prices. In addition, the delisting of Cylink's common stock from the Nasdaq SmallCap Market would adversely affect or limit or restrict its ability to raise funds through stock issuances.

        If the market price for Cylink's Common Stock remains below $1.00 per share, its common stock will be deemed to be penny stock and will be subject to rules that impose additional sales practices on broker-dealers who sell Cylink's securities. For example, broker-dealers must make a special suitability determination for the purchaser of a penny stock, and have received the purchaser's written consent to the transaction prior to the sale. Also, a disclosure schedule must be prepared prior to any transaction involving a penny stock and disclosure is required about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Monthly statements are also required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. Because of these additional obligations, some brokers may be unwilling to effect transactions in penny stocks. Such circumstances could have an adverse effect on the liquidity of Cylink's common stock.

Terrorist attacks may negatively impact all aspects of Cylink's operations, revenues, costs and stock price.

        Recent terrorist attacks in the United States, as well as future events occurring in response or connection to such attacks, including future terrorist attacks against United States targets, rumors or threats of war, actual conflicts involving the United States or its allies or military or trade disruptions impacting Cylink's domestic or foreign suppliers of merchandise, may negatively impact Cylink's operations by causing delays or losses in the delivery of goods and supplies to Cylink and decreased sales of the products it carries. More generally, any of these events may continue to negatively affect the general economy and Cylink's customers' demand for capital equipment, thereby negatively impacting Cylink's operating results, revenues and costs.

Recent accounting pronouncements may impact Cylink's financial position and results of operations.

        In June, July and August, 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 141 "Business Combinations," SFAS 143, "Accounting for Asset Retirement Obligations", and SFAS 144, "Impairment or Disposal of Long-Lived Assets," respectively, which are effective for fiscal years beginning after December 15, 2001. The adoption of these statements did not have a material effect on Cylink's financial condition or results of operations. There can be no assurances, however, that the issuance by FASB of additional statements of financial accounting standards would not materially adversely affect Cylink's business, financial condition, and results of operations if such are required to be adopted by it in the future.

        In June 2002 the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," which addresses accounting for restructuring and similar costs. SFAS 146 supersedes previous accounting guidance, principally Emerging Issues Task Force (EITF) Issue No. 94-3. Cylink will adopt the provisions of SFAS 146 for any restructuring activities initiated after December 31, 2002. SFAS 146 requires that the liability for most costs associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost was recognized at the date of Cylink's commitment to an exit plan. SFAS 146 also established that the liability should initially be measured and recorded at fair value. Accordingly, SFAS 146 may affect the timing of recognizing future restructuring costs as well as the amounts ultimately recognized by Cylink in that regard.

FORWARD LOOKING STATEMENTS

        This proxy statement/prospectus and the documents incorporated by reference into this proxy statement/prospectus contain forward looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to SafeNet's and Cylink's financial conditions, results of operations and businesses, and the expected impact of the merger on SafeNet's and Cylink's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "contemplates" and similar expressions identify forward looking statements. In addition, forward looking statements in this proxy statement/prospectus include the following:

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  SafeNet's and Cylink's expectations, beliefs and intentions regarding the merger, including that the combined strengths of the two companies will enable them to compete more effectively than either can compete alone and the merger will allow the combined company to grow its base of government and commercial customers, enhance its product line, expand its international sales and provide broader technology and expertise to its customers; the value of the consideration to be received by Cylink shareholders, its greater liquidity and lesser volatility; beliefs that the combination will result in strategic advantages and greater growth; the merger is the best and most viable alternative to continue Cylink's operations; SafeNet's market capitalization, broader suite of products and services, and historical revenue growth has the potential to provide Cylink with additional resources to grow and gain market share more rapidly than Cylink can grow as an independent company; the merger will result in a combined company with significantly greater financial, technological, and human resources to develop new products and acquire new technologies; the merger will enhance the combined company's revenues from government and financial institution customers; the merger will expand the combined company's international customer base; the merger will enable the combined company to leverage a broader product base, and more effectively target and pursue opportunities resulting from increased government spending on information technology security; the merger will allow the combined company to achieve significant operating efficiencies going forward; the merger will allow the combined company to offer new and existing customers a single-source vendor for a broad range of VPN and WAN security solutions; the merger will allow the combined company to more effectively innovate and rapidly bring products to market and respond to changes in technology and the needs of customers; and that Cylink's Directors and officers, other than Mr. Crowell, and Mr. Caputo do not anticipate exercising their stock options prior to the completion of the merger;

  •
  SafeNet's and Cylink's anticipation that neither company will pay any cash dividends in the foreseeable future;

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  SafeNet's and Cylink's estimates regarding their respective direct transaction costs associated with the merger, the values related to the SafeNet common stock to be issued to Cylink's shareholders, and any projections;

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  SafeNet's and Cylink's beliefs regarding potential charges to operations that the combined entity may incur in the quarter in which the merger is completed or the following quarters to reflect costs associated with integrating the two companies;

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  SafeNet' and Cylink's intention that the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

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  Beliefs, expectations and intentions of Cylink regarding its operations, including belief that Cylink's solutions offer competitive advantages; beliefs regarding implementation by Cylink of its financial plan; Cylink's plans to continue cost reducing measures in 2002; intentions to raise additional funds through public or private equity or debt financing, sales of assets, or from other sources if necessary; expectations that Cylink will consummate its merger with a wholly-owned subsidiary of SafeNet during the first quarter of 2003 and other expectations regarding the status or completion of the merger; beliefs regarding when the court will approve the settlement agreement in the Cylink shareholder litigation actions; beliefs regarding Cylink's principal sources of liquidity and whether they will satisfy Cylink's current anticipated working capital and capital expenditure requirements through at least the next twelve months; and beliefs regarding financial covenants; and

  •
  Beliefs, expectations and intentions of SafeNet regarding its business, including the belief that SafeNet's core technology will be the basis for future product offerings; expectations that SafeNet will continue to deliver security solutions while creating innovative products and technology; expectations that technological developments will continue at a rapid pace in the computer and communications industries; expectations regarding the terms of employment for those executive officers of Cylink that are offered employment with SafeNet after the merger; intentions of developing new products that combine Cylink's and SafeNet's products and intellectual property; intentions to continue to expand relationships with international distributors and resellers; expectations that SafeNet will be able to recover quickly from the current market decline and to grow revenue during the decline; belief that there will be no additional, material governmental filings required with respect to the merger and the related transactions; belief that the combined company's success depends upon a number of key employees of Cylink and SafeNet; expectations that there will not be significant changes to the preliminary valuation of the merger; and expectations that SafeNet will consummate the merger of Cylink with a wholly-owned subsidiary of SafeNet during the first quarter of 2003 and other expectations regarding the status or completion of the merger.

        All forward looking statements included in this proxy statement/prospectus are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward looking statements. Some of the factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, but are not limited to, the following possibilities:

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  Combining the businesses of SafeNet and Cylink may cost more than is currently expected;

  •
  The timing of the completion of the proposed merger may be materially delayed or prohibited;

  •
  General economic conditions or conditions in securities markets may be less favorable than currently anticipated;

  •
  Expected cost savings from the merger may not be fully realized or realized within the expected time frame;

  •
  Integrating the businesses, technology and operations of SafeNet and Cylink and retaining key personnel may be more difficult and more expensive than expected;

  •
  Contingencies may arise of which SafeNet and Cylink are not currently aware or of which SafeNet and Cylink underestimated the significance;

  •
  The combined company's revenues after the merger may be lower than expected;

  •
  The combined company may lose more business, customers or supplies after the merger than SafeNet and Cylink currently expect, or the combined company's operating costs may be higher than SafeNet and Cylink currently expect;

  •
  Development costs, anticipated completion, introduction and projected revenues from SafeNet's and/or Cylink's new and developing products and technologies may be materially different than currently anticipated; or

  •
  The purchase price allocation used to prepare the Unaudited Pro Forma Combined Condensed Financial Data could change significantly upon the completion of further analyses and valuations.

        Some of these factors and additional risks and uncertainties are further discussed under "Risk Factors" beginning on page 22. Because such forward looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. Cylink shareholders and SafeNet stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this proxy statement/prospectus or the date of any document incorporated herein by reference.

THE SPECIAL MEETINGS

General.

  SafeNet.

        The SafeNet stockholders' special meeting is being held so that stockholders of SafeNet may consider and vote upon a proposal to adopt and approve the Agreement and Plan of Reorganization, dated as of October 30, 2002, by and among SafeNet, Sapphire Acquisition Corp. and Cylink and to approve of the issuance of SafeNet common stock to the shareholders of Cylink in the merger, and to transact any other business that properly comes before the special meeting or any adjournment of the special meeting. Additionally, SafeNet stockholders may be asked to vote upon a proposal to adjourn or postpone the special meeting. Any adjournment or postponement could be used for the purpose of allowing additional time for soliciting additional votes to approve the merger agreement and the issuance of shares of SafeNet common stock to the Cylink shareholders, or to satisfy other conditions to closing that the parties elect to satisfy prior to the SafeNet stockholder vote. Approval and adoption of the merger agreement will also constitute approval of the merger, the issuance of shares to the shareholders of Cylink and the other transactions contemplated by the merger agreement.

        This proxy statement/prospectus, together with a notice of special meeting and a form of proxy, is being provided to SafeNet stockholders in connection with the solicitation of proxies by the SafeNet Board of Directors for use at the special meeting of SafeNet stockholders. The special meeting of the SafeNet stockholders will be held at 10:30 a.m., Eastern Time, on Wednesday, February 5, 2003, at SafeNet's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236, or at any adjournment, postponement or rescheduling of that meeting.

        This proxy statement/prospectus and the accompanying notice of special meeting and form of proxy are first being mailed to stockholders of SafeNet on or about December 31, 2002.

  Cylink.

        The Cylink shareholders' special meeting is being held so that shareholders of Cylink may consider and vote upon a proposal to approve the Agreement and Plan of Reorganization, dated as of October 30, 2002, by and among SafeNet, Sapphire Acquisition Corp. and Cylink, and to transact any other business that properly comes before the special meeting or any adjournment of the special meeting. Additionally, Cylink shareholders may be asked to vote upon a proposal to adjourn or postpone the special meeting. Any adjournment or postponement could be used for the purpose of allowing additional time for soliciting additional votes to approve the merger agreement or to satisfy other conditions to closing that the parties elect to satisfy prior to the Cylink shareholder vote. Approval of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement.

        This proxy statement/prospectus, together with a notice of special meeting and a form of proxy, is being provided to Cylink shareholders in connection with the solicitation of proxies by the Cylink Board of Directors for use at the special meeting of Cylink shareholders. The special meeting of the Cylink shareholders will be held at 9:00 a.m., Pacific Time, on Wednesday, February 5, 2003, at the offices of Morrison & Foerster LLP, Cylink's outside counsel, located at 755 Page Mill Road, Palo Alto, California 94304-1018, or at any adjournment, postponement or rescheduling of that meeting.

        This proxy statement/prospectus and the accompanying notice of special meeting and form of proxy are first being mailed to shareholders of Cylink on or about December 31, 2002.

Matters to be Considered.

  SafeNet.

        At the SafeNet special meeting and any adjournment or postponement thereof, SafeNet stockholders will be asked:

  •
  To consider and vote upon a proposal to adopt and approve the merger agreement, the merger, the issuance of shares of SafeNet common stock to the Cylink shareholders pursuant to the merger and the other transactions contemplated by the merger agreement; and

  •
  To transact any other business that may properly come before the meeting.

  Cylink.

        At the Cylink special meeting and any adjournment or postponement thereof, Cylink shareholders will be asked:

  •
  To consider and vote upon a proposal to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement; and

  •
  To transact any other business that may properly come before the meeting.

Recommendations of the Boards of Directors.

  SafeNet.

        The SafeNet Board of Directors has unanimously approved the merger agreement, the merger, the issuance of shares of SafeNet common stock pursuant to the merger and the other transactions related to the merger and contemplated by the merger agreement. The SafeNet Board of Directors believes that the merger is in the best interest of SafeNet.

        THE SAFENET BOARD UNANIMOUSLY RECOMMENDS THAT SAFENET STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT, THE MERGER, THE ISSUANCE OF SHARES OF SAFENET COMMON STOCK TO THE CYLINK SHAREHOLDERS PURSUANT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

  Cylink.

        The Cylink Board of Directors has unanimously approved the merger agreement, the merger and the other transactions related to the merger and contemplated by the merger agreement. The Cylink Board of Directors believes that the merger is in the best interest of Cylink.

        THE CYLINK BOARD UNANIMOUSLY RECOMMENDS THAT CYLINK SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

        In considering such recommendations, SafeNet stockholders and Cylink shareholders should be aware that SafeNet and Cylink have agreed to provide certain employment, severance and indemnification arrangements to certain Directors and officers of Cylink. See "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus.

Record Date and Vote Required.

  SafeNet.

        The SafeNet Board of Directors has fixed December 26, 2002 as the record date for determining the SafeNet stockholders who are entitled to notice of and to vote at the SafeNet special meeting. Only SafeNet stockholders of record at the close of business on the record date will receive notice of, and be entitled to vote at, the special meeting of SafeNet stockholders.

        At the close of business on the record date, there were 7,894,270 shares of SafeNet common stock outstanding and entitled to a vote, held by 100 record holders. The number of record holders does not include shares held in "street name" by brokers. A majority of these shares must be represented, in person or by proxy, at the SafeNet special meeting in order to constitute a quorum. A quorum must be present before a vote can be taken on the adoption and approval of the merger agreement, the merger, the issuance of shares of SafeNet common stock, or any other matter, except adjournment or postponement of the meeting due to the absence of a quorum. Abstentions, but not shares held in SafeNet's treasury, will be counted for purposes of determining the presence of a quorum at the SafeNet special meeting.

        Each share of SafeNet common stock entitles its holder to cast one vote on each matter submitted to a vote at the SafeNet special meeting. For the merger and issuance of shares of SafeNet common stock to be approved under the rules of the Nasdaq National Market, Delaware law and SafeNet's certificate of incorporation, at least a majority of the shares of SafeNet common stock present in person or by proxy at the SafeNet special meeting must be voted for the adoption and approval of the merger agreement, the merger and the issuance of shares of SafeNet common stock pursuant to the merger. In the event that stockholders are asked to vote on a proposal to adjourn or postpone the SafeNet special meeting to permit solicitation of additional proxies, approval of that proposal would require the affirmative vote of holders of at least a majority of the shares of SafeNet common stock present in person or represented by proxy at the meeting.

        As of December 26, 2002, the record date for the SafeNet stockholders' special meeting, Directors and executive officers of SafeNet beneficially owned 862,375 of the outstanding shares of SafeNet common stock, which represented approximately 10.9% of the shares of SafeNet common stock then outstanding.

        Anthony A. Caputo, Chairman of the Board, President and Chief Executive Officer of SafeNet, has signed an agreement to vote his shares in favor of the merger and the issuance of shares of SafeNet common stock. As of December 26, 2002, the record date for the SafeNet stockholder special meeting, Mr. Caputo beneficially held approximately 594,600 shares of SafeNet common stock (in addition to approximately 277,962 shares of SafeNet common stock underlying options exercisable by Mr. Caputo within 60 days of December 26, 2002), representing approximately 7.5% of all outstanding shares of SafeNet common stock entitled to vote at the special meeting as of December 26, 2002. Mr. Caputo is not expected to exercise any of his options prior to the effective date of the merger. Mr. Caputo also has given Cylink an irrevocable proxy authorizing Cylink to vote his shares in favor of adoption and approval of the merger agreement, the merger, the issuance of shares of SafeNet common stock pursuant to the merger and the other transactions contemplated by the merger agreement. See the section titled "The Voting Agreements" beginning on page 107 of this proxy statement/prospectus for more information about this voting agreement.

  Cylink.

        The Cylink Board of Directors has fixed December 26, 2002 as the record date for determining the Cylink shareholders who are entitled to notice of and to vote at the special meeting. Only Cylink shareholders of record at the close of business on the record date will receive notice of, and be entitled to vote at, the special meeting of Cylink shareholders.

        At the close of business on the record date, there were 33,335,296 shares of Cylink common stock outstanding and entitled to a vote, held by 392 record holders. The number of record holders does not include shares held in "street name" by brokers. A majority of these shares must be represented, in person or by proxy, at the Cylink special meeting in order to constitute a quorum. A quorum must be present before a vote can be taken on the approval of the merger agreement, or any other matter except adjournment or postponement of the meeting due to the absence of a quorum. Abstentions, but not shares held in Cylink's treasury, will be counted for purposes of determining the presence of a quorum at the Cylink special meeting.

        Each share of Cylink common stock entitles its holder to cast one vote on each matter submitted to a vote at the Cylink special meeting. For the merger to be approved under California law and Cylink's articles of incorporation, at least a majority of the outstanding shares of Cylink common stock on the record date must be voted for the approval of the merger agreement and the merger. In the event that shareholders are asked to vote on a proposal to adjourn or postpone the Cylink special meeting to permit solicitation of additional proxies, approval of that proposal would require the affirmative vote of holders of at least a majority of the shares of Cylink common stock present in person or represented by proxy at the special meeting.

        As of December 26, 2002, the record date for the Cylink shareholders special meeting, Directors and executive officers of Cylink beneficially owned 8,016,782 of the outstanding shares of Cylink common stock, which represented approximately 24% of the shares of Cylink common stock then outstanding. These Directors and executive officers, as well as certain principal shareholders of Cylink, have executed voting agreements agreeing to approve the merger and the merger agreement. As of December 26, 2002, the record date for the Cylink shareholder special meeting, these Directors, officers and principal shareholders beneficially held approximately 9,765,387 shares of Cylink common stock (in addition to approximately 2,363,758 shares of Cylink common stock underlying options exercisable by such Directors, executive officers and principal shareholders within 60 days of December 26, 2002), representing approximately 29.3% of all outstanding shares of Cylink common stock entitled to vote at the special meeting as of December 26, 2002. Except for Mr. Crowell, Chief Executive Officer of Cylink, such Directors, executive officers and principal shareholders are not expected to exercise any of their options prior to the effective date of the merger. Each of these shareholders also has given SafeNet an irrevocable proxy authorizing SafeNet to vote the shareholder's shares in favor of adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement. For more information about the terms of this voting agreement, please see the section of this proxy statement/prospectus titled "The Voting Agreements" beginning on page 107. For more information about Mr. Crowell's anticipated exercise of Cylink options, please see "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus.

Proxies.

  SafeNet.

        This proxy statement/prospectus is being furnished to SafeNet stockholders in connection with the solicitation of proxies by the SafeNet Board of Directors for use at the special meeting of SafeNet stockholders. It is accompanied by a form of proxy card.

        SafeNet stockholders should complete, sign and return the proxy card if they will not be able to attend the special meeting in person. A SafeNet stockholder who submits a proxy and later changes his or her mind as to their vote, or decides to attend the meeting in person, may revoke their proxy at any time before the vote at the SafeNet special meeting by (1) notifying the corporate secretary of SafeNet in writing of the revocation, either by mail, by fax or by delivering such revocation in person, or (2) completing, signing and returning a proxy with a later date, either by mail, fax or delivery of such later proxy in person. In addition, a SafeNet stockholder may revoke a prior proxy by attending the SafeNet special meeting and voting in person. However, mere attendance alone at the special meeting by a SafeNet stockholder who has signed a proxy, but has not provided a notice of revocation or request to vote in person to SafeNet's Secretary, is not sufficient to revoke such stockholder's proxy.

        All shares of SafeNet common stock represented by properly executed proxies that SafeNet receives by mail, facsimile or in person before or at the SafeNet special meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated thereon. If a properly executed proxy is returned but contains no voting instructions, the shares of SafeNet common stock represented by the proxy will be voted "FOR" adoption and approval of the merger agreement, the merger, the issuance of shares of SafeNet common stock pursuant to the merger and the other transactions contemplated by the merger agreement, unless the shares are held in a brokerage account. If a properly executed proxy is returned to SafeNet and the stockholder has abstained from voting on approval and adoption of the merger agreement, the merger and the related transactions, SafeNet common stock represented by the proxy will be considered present at the special meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of adoption of the merger agreement, the merger and related transactions. In the event that SafeNet stockholders are asked to vote on a proposal to adjourn or postpone the SafeNet special meeting to permit the solicitation of additional proxies and no directions on this proposal are indicated, proxies that indicate a vote in favor of adoption of the merger agreement will be voted "FOR" the proposal to postpone or adjourn, proxies that indicate a vote against adoption of the merger agreement will be voted "AGAINST" the proposal to postpone or adjourn, and proxies that abstain from a vote on adoption of the merger agreement will be voted "FOR" the adjournment or postponement.

        If a SafeNet stockholder holds his, her or its shares of SafeNet common stock in a brokerage account, the broker holding such shares in "street name" may vote the shares only if the stockholder provides the broker with appropriate instructions. If an executed proxy is returned to SafeNet by a broker holding shares of SafeNet common stock in street name which indicates that the broker does not have discretionary authority to vote on adoption and approval of the merger agreement, the merger and related transactions, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted either in favor of, or against, adoption and approval of the merger agreement. Your broker will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker. You are urged to mark the applicable box on the proxy to indicate how to vote your shares. In addition, please note that if the shares of a SafeNet stockholder are held in "street name" by a broker, bank or other nominee, and such SafeNet stockholder wishes to vote in person at the SafeNet special meeting, such stockholder must bring to the special meeting a letter from the broker, bank or other nominee in order to vote his, her or its shares in person.

        SafeNet stockholders should address written notices of revocation of proxies and other communications relating to proxies to:

SafeNet, Inc.
8029 Corporate Drive
Baltimore, Maryland 21236
Attention: Carole D. Argo, Secretary

         Adoption and approval of the merger agreement, the merger, the issuance of shares of SafeNet common stock to the Cylink shareholders and the other transactions contemplated by the merger agreement requires the affirmative vote of holders of at least a majority of the shares of SafeNet common stock present in person or by proxy at the SafeNet special meeting. In order to ensure there is a quorum at the special meeting, the SafeNet Board of Directors urges all SafeNet stockholders to complete, date and sign the accompanying proxy and return it promptly in the pre-addressed, postage-paid envelope provided for that purpose.

        SafeNet does not expect that any matter other than adoption and approval of the merger agreement will be brought before the special meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters, unless authority to do so is withheld in the proxy.

  Solicitation of SafeNet Proxies.

        Expenses incurred in connection with the solicitation of proxies from SafeNet stockholders are estimated to be approximately $15,000 and will be borne by SafeNet. Following the original mailing of this proxy statement/prospectus, proxies and other soliciting materials, SafeNet will request brokers, custodians, nominees and other record holders of SafeNet common stock to forward copies of those materials to persons for whom they hold shares of SafeNet common stock, and to request authority for the exercise of proxies. In these cases, if the record holders so request, SafeNet will reimburse the record holders for their reasonable expenses. Directors, officers and employees of SafeNet may solicit proxies in person or by telephone, mail, facsimile or other means. These Directors, officers and employees will not be separately compensated for soliciting proxies.

  Cylink.

        This proxy statement/prospectus is being furnished to Cylink shareholders in connection with the solicitation of proxies by the Cylink Board of Directors for use at the special meeting of Cylink shareholders. It is accompanied by a form of proxy card.

        Cylink shareholders should complete, sign and return the proxy card if they will not be able to attend the special meeting in person. A Cylink shareholder who submits a proxy and later changes his or her mind as to their vote, or decides to attend the meeting in person, may revoke their proxy at any time before the vote at the Cylink special meeting by (1) notifying the corporate secretary of Cylink in writing of the revocation, either by mail, by fax or by delivering such revocation in person, or (2) completing, signing and returning a proxy with a later date, either by mail, by fax or by delivering such later dated proxy in person. In addition, a Cylink shareholder may revoke a prior proxy by attending the Cylink special meeting and voting in person. However, mere attendance alone at the special meeting by a Cylink shareholder who has signed a proxy but was not provided a notice of revocation or request to vote in person, is not sufficient to revoke such shareholder's proxy.

        All shares of Cylink common stock represented by properly executed proxies that Cylink receives by mail, facsimile or in person before or at the Cylink special meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated thereon. If a properly executed proxy is returned but contains no voting instructions, the shares of Cylink common stock represented by the proxy will be voted "FOR" approval of the merger agreement, the merger and the other transactions, unless such shares are held in a brokerage account. If a properly executed proxy is returned to Cylink and the shareholder has abstained from voting on approval of the merger agreement, the merger and the related transactions, Cylink common stock represented by the proxy will be considered present at the special meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of approval of the merger agreement, the merger and related transactions contemplated by the merger agreement. In the event that Cylink shareholders are asked to vote on a proposal to adjourn or postpone the meeting to permit the solicitation of additional proxies and no directions on this proposal are indicated, proxies that indicate a vote in favor of approval of the merger agreement will be voted "FOR" the proposal to postpone or adjourn, proxies that indicate a vote against approval of the merger agreement will be voted "AGAINST" the proposal to postpone or adjourn, and proxies that abstain from a vote on approval of the merger agreement will be voted "FOR" the adjournment or postponement.

        If a Cylink shareholder holds his, her or its shares of Cylink common stock in a brokerage account, the broker holding such shares in "street name" may vote the shares only if the shareholder provides the broker with appropriate instructions. If an executed proxy is returned to Cylink by a broker holding shares of Cylink common stock in "street name" which indicates that the broker does not have discretionary authority to vote on approval of the merger agreement, the merger and related transactions (called a "broker non-vote"), the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of approval of the merger agreement. Your broker will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker. You are urged to mark the applicable box on the proxy to indicate how to vote your shares. In addition, please note that if the shares of a Cylink shareholder are held in "street name" by a broker, bank or other nominee, and such Cylink shareholder wishes to vote in person at the Cylink special meeting, such shareholder must bring to the special meeting a letter from the broker, bank or other nominee in order to vote his, her or its shares in person.

        Cylink shareholders should address written notices of revocation of proxies and other communications relating to proxies to:

Cylink Corporation
3131 Jay Street
Santa Clara, California 95054
Attention: Robert B. Fougner, Esq., Secretary

        BECAUSE APPROVAL OF THE MERGER AGREEMENT, THE MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT REQUIRES THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE CYLINK COMMON STOCK OUTSTANDING AS OF THE RECORD DATE, ABSTENTIONS, FAILURES TO VOTE AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL OF THE MERGER AGREEMENT. THE CYLINK BOARD OF DIRECTORS URGES ALL CYLINK SHAREHOLDERS TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE PRE-ADDRESSED, POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE.

        Cylink does not expect that any matter other than approval of the merger agreement will be brought before the special meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters, unless authority to do so is withheld in the proxy.

  Solicitation of Cylink Proxies.

        Expenses incurred in connection with the solicitation of proxies from Cylink shareholders are estimated to be approximately $33,000 and will be borne by Cylink. Following the original mailing of this proxy statement/prospectus, proxies and other soliciting materials, Cylink will request brokers, custodians, nominees and other record holders of Cylink common stock to forward copies of those materials to persons for whom they hold shares of Cylink common stock, and to request authority for the exercise of proxies. In these cases, if the record holders so request, Cylink will reimburse the record holders for their reasonable expenses. Directors, officers and employees of Cylink may solicit proxies in person or by telephone, mail, facsimile or other means. These Directors, officers and employees will not be separately compensated for soliciting proxies. In addition, Cylink has retained the services of MacKenzie Partners, Inc., a proxy solicitation firm, to assist Cylink in the solicitation of proxies. MacKenzie Partners may be reached at 1-800-322-2885.

        YOU SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH YOUR PROXIES. A TRANSMITTAL FORM WITH INSTRUCTIONS FOR THE SURRENDER OF STOCK CERTIFICATES FOR CYLINK COMMON STOCK WILL BE MAILED TO YOU AS SOON AS PRACTICABLE AFTER COMPLETION OF THE MERGER.

Availability of Independent Auditors.

  SafeNet.

        Ernst & Young LLP acted as SafeNet's independent auditors for the fiscal year ended December 31, 2001. Representatives of Ernst & Young LLP familiar with SafeNet are expected to attend the SafeNet special meeting and to be available to answer appropriate questions and will have an opportunity to make a statement if they should desire to do so.

  Cylink.

        Deloitte & Touche LLP acted as Cylink's independent auditors for the fiscal year ended December 31, 2001. Representatives of Deloitte & Touche LLP familiar with Cylink are expected to attend the Cylink special meeting and to be available to answer appropriate questions and will have an opportunity to make a statement if they should desire to do so.

THE MERGER

        This section of the proxy statement/prospectus describes material aspects of the proposed merger, including the merger agreement and the related agreements. While SafeNet and Cylink believe that the description covers the material terms of the merger and related transactions, this summary may not contain all of the information that is important to you. You should read this entire document and the other documents referred to herein carefully for a more complete understanding of the merger. References in this section to "you" or "your" refer to Cylink's shareholders.

General Description of the Merger and Conversion of Cylink Common Stock.

        On October 30, 2002, SafeNet, Cylink and Sapphire Acquisition Corp. a wholly-owned subsidiary of SafeNet entered into a merger agreement. The merger agreement provides for SafeNet to acquire all of the outstanding shares of Cylink common stock by means of the merger of a wholly-owned subsidiary of SafeNet with and into Cylink. The merger agreement is attached to this proxy statement/prospectus as Annex A. You are urged to read this document in its entirety. In accordance with the merger agreement and California law, Sapphire Acquisition Corp., a wholly-owed subsidiary of SafeNet, will merge with and into Cylink. As a result of the merger, the separate corporate existence of Sapphire Acquisition Corp. will cease and Cylink will survive the merger as a wholly-owned subsidiary of SafeNet.

        Upon completion of the merger, each outstanding share of Cylink common stock, other than shares held by SafeNet and its subsidiaries, will be converted into the right to receive 0.05 of a fully paid and nonassessable share of SafeNet common stock. The number of shares of SafeNet common stock issuable in the merger will be proportionately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, redenomination of share capital or other similar transactions with respect to Cylink common stock or SafeNet common stock that takes place between the date of the merger agreement and the completion of the merger. No certificate or scrip representing fractional shares of SafeNet common stock will be issued in connection with the merger. Instead, any holder of Cylink common stock who would otherwise be entitled to receive a fraction of a share of SafeNet common stock by virtue of the merger will receive cash equal to the product of (1) the fraction of a share to which the holder is entitled multiplied by (2) the closing sale price of one share of SafeNet common stock on the Nasdaq National Market (as reported in the Wall Street Journal or, if not reported therein, any other authoritative source) on the trading day immediately before the effective date of the merger, rounded to the nearest whole cent, less any amount required to be withheld under foreign, federal, state or local tax laws.

Background of the Transaction.

        The terms, conditions and other provisions of the merger agreement are the result of arm's length negotiations conducted among representatives of Cylink and SafeNet. The following is a summary of the meetings, negotiations and discussions between the parties that preceded entering into the merger agreement.

        General.    The following is a description of the existing and historical business relationship between Cylink and SafeNet, and a description of the material aspects of the proposed merger and related transactions, including the merger agreement and certain other agreements entered into in connection therewith. This section of the proxy statement/prospectus also discusses additional contacts, meetings and negotiations that representatives of Cylink had with other interested parties. While Cylink and SafeNet believe that the following description covers the material terms of the merger and the related transactions, the description may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents we refer to herein for a more complete understanding of the merger and the related transactions.

        Historical Background.    Since 1995, both Cylink and SafeNet have developed technologies that enable Virtual Private Networks, or VPNs, to protect their customers' communications over "shared networks," such as the Internet. SafeNet's VPN technology and product offerings include software and hardware products, dedicated solutions and embedded technology for the OEM market. Among other products, Cylink offers its customers a high speed hardware VPN encryption device, the NetHawk, for their enterprise networks.

        In September 2000, SafeNet and Cylink executed an OEM software license agreement which authorized Cylink to offer SafeNet's "SoftPK" software product to Cylink's customers. This OEM agreement was the foundation for a successful business relationship between Cylink and SafeNet that allowed Cylink's customers to deploy the SafeNet "SoftPK" software product for secure access to their VPN networks protected by Cylink's NetHawk product. The success of the OEM agreement led Cylink and SafeNet to further exploratory discussions concerning other, complementary solutions that could be created by a combination of the parties' products and technologies. On several occasions during 2000 and 2001, SafeNet's Chairman and Chief Executive Officer, Anthony Caputo, contacted Cylink's President and Chief Executive Officer, William Crowell, to discuss their respective businesses and the state of the network security industry as a whole.

        Following the general market downturn and a period of reduced demand for Cylink's networking products in late 2000, Cylink commenced a substantial restructuring of its business operations and product lines in a sustained effort to achieve a positive or even cash flow performance. As part of this restructuring process, in April 2001 Cylink sold its Virginia based consulting business, Security Design International, and in August 2001 divested its controlling interest in its Israeli subsidiary, Algorithmic Research, Ltd.

        Also as part of its restructuring efforts, Cylink engaged First Analysis Securities Corporation, or First Analysis, as its financial advisor under a letter agreement dated March 16, 2001. Cylink authorized First Analysis to explore opportunities relating to a sale of Cylink's Public Key Infrastructure (PKI) business unit. On May 31, 2001 First Analysis contacted SafeNet regarding its interest in a purchase of Cylink's PKI unit and offered to provide preliminary background information on the opportunity. At SafeNet's request, First Analysis submitted a "no names" descriptive summary on the PKI business to SafeNet on June 7, 2001.

        At a special meeting of Cylink's Board of Directors held on June 27, 2001, the Cylink Board discussed various reasons why a sale of the entire company rather than just the PKI division would be preferable to maximize shareholder value. The Cylink Board then authorized Cylink's management to expand First Analysis' engagement and authorized First Analysis to determine the level of market interest in, and the potential valuation for, a sale of the company. By a letter dated July 2, 2001, Cylink amended its original engagement agreement with First Analysis to broaden the scope of their engagement to seek an acquisition of Cylink Corporation.

        Initial Discussions.    On July 3, 2001, First Analysis discussed with Mr. Caputo, SafeNet's Chairman and Chief Executive Officer, the expanded scope of their engagement with Cylink, and forwarded to SafeNet a non-disclosure agreement. On July 5, 2001 SafeNet and Cylink executed the non-disclosure agreement, and, over the next two weeks, First Analysis held numerous discussions with both Mr. Caputo and SafeNet's Chief Financial Officer, Carole Argo. SafeNet then agreed to schedule a meeting with Cylink's senior management in Santa Clara, California.

        At a regularly scheduled meeting of SafeNet's Board of Directors held on July 11, 2001, the SafeNet Board discussed various strategic alternatives for growing the company's business, including a possible acquisition of Cylink's business.

        On July 23 and 24, 2001, Mr. Caputo, Ms. Argo and Mr. Michael Kaplan, SafeNet's Chief Technology Officer, met at the Santa Clara Marriott Hotel for several hours with Mr. Crowell, as well as Cylink's Vice President of Finance and Chief Financial Officer, R. Chris Chillingworth, and Cylink's Vice President and General Counsel, Robert Fougner, and a representative of First Analysis. Additionally, the parties conducted a brief tour of Cylink's Santa Clara facilities. SafeNet and Cylink each described their current efforts to improve the efficiency of their operations, and discussed the complementary nature of their various products and sales channels. Following this meeting, on July 25, 2001, Mr. Crowell received a telephone call from one of SafeNet's Directors, Thomas Brooks, expressing SafeNet's interest in proceeding with further discussions about a possible business combination between the companies. At a regularly scheduled meeting of SafeNet's Board of Directors held on August 8, 2001, the SafeNet Board discussed a possible acquisition of Cylink and instructed SafeNet's management to continue discussions with Cylink's representatives. However, on September 19, 2001, the SafeNet Board met again telephonically and discussed concerns regarding an increase in Cylink's market capitalization. The SafeNet Board then decided to suspend active negotiations regarding a business combination between the two companies.

        During the period beginning in July 2001 and continuing through November 2001, representatives of Cylink also engaged in numerous discussions with a number of other publicly traded and private entities interested in exploring the possibility of acquiring all of Cylink's businesses. These parties included a defense oriented contractor, one other provider of both commercial and government network security products, a provider of both enterprise and personal network security and anti-virus products, and a privately owned investment group. Although these third parties entered into non-disclosure agreements with Cylink, except as described in the following paragraph below, none of these discussions progressed beyond the preliminary stage or resulted in any of the parties making an offer to acquire Cylink. Additionally, other third parties received and/or executed non-disclosure agreements in connection with a potential sale of Cylink's businesses during this time, but did not enter into discussions or negotiations with Cylink.

        By letter dated October 25, 2001, Cylink received a written indication from a public company in the network security business of its interest in making an offer to acquire Cylink. The interested party was one of the parties that had entered into a non-disclosure agreement with Cylink during the July 2001 through November 2001 period. The letter discussed an offer to exchange the interested party's publicly traded common stock in exchange for all outstanding shares of Cylink at a conversion rate based on the then current market values of both companies' stock. The proposed exchange ratio implied a valuation of Cylink of approximately $26,000,000. Cylink's Chairman of the Board, Leo Guthart, circulated this indication of interest among all of Cylink's Directors. At a regularly scheduled meeting of Cylink's Board of Directors on October 26, 2001, representatives of First Analysis discussed the offer and presented their analysis of this opportunity. During the Board meeting one of Cylink's Directors expressed the opinion that the terrorist attack on September 11, 2001 had increased market awareness for security and network security products in general, and questioned whether Cylink should continue seeking potential acquirors for the company. The Board authorized Cylink's management to continue negotiations with the interested party on the condition that Cylink seek a higher valuation. On November 1, 2001, Mr. Crowell, Mr. Guthart and another Cylink Director, Elwyn Berlekamp, along with other members of Cylink's management team and representatives of First Analysis, conducted a lengthy telephone conference with representatives of the interested party to discuss the potential future value of Cylink's stock in light of recent events and to determine whether the interested party would continue negotiations within a valuation range that the Cylink Board believed more appropriate. The interested party declined to make a revised offer within a range acceptable to the Cylink Board and the parties discontinued their negotiations.

        During the fourth quarter of 2001, the market value of Cylink's stock continued to strengthen and Cylink was completing its restructuring plan and appeared to be able to achieve a break-even cash flow position. Therefore, Cylink engaged in fewer discussions with third parties concerning a potential sale of Cylink. Based on Cylink's performance at the time, at a regularly scheduled meeting of Cylink's

Board of Directors held on February 8, 2002, the Directors' unanimously approved a resolution instructing Cylink's management to terminate First Analysis' engagement.

        The Current SafeNet Offer.    During the first half of 2002, Cylink and SafeNet maintained their business relationship, including discussions concerning an upgrade to Cylink's existing OEM license to SafeNet's SoftPK product. On February 21, 2002, Mr. Crowell and Mr. Caputo met at an industry trade show. Neither Mr. Caputo nor Mr. Crowell had any substantive discussions concerning any potential corporate transactions between the two companies during the trade show.

        On July 5, 2002, at SafeNet's request, Cylink and SafeNet executed a written extension of the non-disclosure agreement that had been entered into between the companies in July 2001. On July 10, 2002, Ms. Argo of SafeNet contacted Mr. Chillingworth of Cylink and requested an update on Cylink's recent financial performance. This SafeNet request was followed by an inquiry from SafeNet on July 22, 2002, concerning the status of the class action securities litigation pending against Cylink. On July 25, 2002, Mr. Chillingworth received a telephone call from Ms. Argo in which she conveyed SafeNet's continued interest, as discussed at a regularly scheduled SafeNet Board meeting held on July 22, 2002, in a possible business combination with Cylink.

        Between July 25, 2002 and July 31, 2002, additional telephone discussions were conducted among SafeNet's and Cylink's respective counsel and representatives concerning the pending Cylink litigation. On July 31, 2002, Mr. Caputo orally conveyed to Mr. Crowell the basis on which SafeNet was prepared to make an offer to acquire Cylink. Mr. Caputo told Mr. Crowell that SafeNet was prepared to offer SafeNet common stock for all of Cylink's outstanding common stock at an exchange ratio of 0.0413. Later in the afternoon of July 31, 2002, Cylink received a letter from SafeNet confirming its expression of interest in a business combination on the terms Mr. Caputo had discussed with Mr. Crowell.

        On August 1, 2002, at a regularly scheduled meeting of Cylink's Board of Directors, the SafeNet offer letter was presented to the Board and the offer was discussed. The Directors approved a resolution forming a Special Committee of the Cylink Board of Directors to negotiate with SafeNet the final consideration to be received by Cylink's shareholders in the event of a business combination between Cylink and SafeNet, and appointed Mr. Guthart and Howard Morgan to be the members of the Special Committee. The Board also authorized Cylink's management to engage in due diligence with SafeNet, prepare and negotiate an appropriate acquisition agreement (subject to the final approval of the Board of Directors), and retain outside counsel to assist in the conduct of due diligence and negotiation of an acquisition agreement with SafeNet. The Board also approved a resolution authorizing Cylink's management to retain First Analysis to evaluate the fairness to Cylink's shareholders of any proposed corporate transaction with SafeNet, with such amendment being executed on August 7, 2002. The Board also authorized Cylink's management and the Special Committee, subject to the Board of Directors' final approval, to take such further and necessary action to prepare for a possible corporate transaction with SafeNet. The Cylink Board of Directors unanimously approved the above resolutions and actions, however, Mr. Crowell abstained from the above vote on the advice of counsel in order to avoid any appearance of a conflict of interest between the Directors' decision to enter into negotiations with SafeNet and certain provisions in Mr. Crowell's employment contract with Cylink (for a further discussion of Mr. Crowell's interests in the merger, please see "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus.) After the Cylink Board meeting, Mr. Crowell conveyed the results of the Board meeting in a telephone discussion with Mr. Caputo.

        On August 5, 2002, a member of the Cylink Special Committee, Mr. Guthart, met with Mr. Caputo and Ms. Argo to discuss SafeNet's businesses and operations. Mr. Guthart also discussed the value of the consideration to be received by Cylink's shareholders under SafeNet's original proposal. After consultation with First Analysis and the other Special Committee member, Mr. Morgan, Mr. Guthart submitted a counter offer to SafeNet by letter dated August 14, 2002, and expressed

Cylink's belief that an exchange ratio of 0.077 would be more appropriate. Mr. Guthart discussed Cylink's counter offer with Ms. Argo the following day, August 15, 2002.

        On August 16, 2002, Mr. Caputo sent a written proposal to Mr. Guthart offering an exchange ratio of 0.046. Mr. Guthart responded by letter to SafeNet dated August 20, 2002, and offered to negotiate a compromise between the parties' proposed exchange ratios. On August 21, 2002, Mr. Guthart and Mr. Caputo discussed the parties' proposed exchange ratios by telephone and agreed that Cylink and SafeNet would commence due diligence and negotiation of a definitive acquisition agreement based on an agreement in principal of an exchange ratio of 0.050 shares of SafeNet common stock for each share of Cylink common stock, subject to the results of the parties mutual due diligence. On August 23, 2002, Cylink and SafeNet executed an exclusivity letter in which Cylink agreed not to solicit any other proposals for the acquisition of Cylink until September 30, 2002.

        During the period from August 27, 2002 through October 30, 2002, Cylink, SafeNet and their respective representatives, general counsels and outside legal counsel participated in extensive due diligence and negotiations with respect to the terms of the merger agreement and the other related transaction documents. These negotiations covered all aspects of the transaction, including, among other things, the representations and warranties made by the parties, the restrictions on the conduct of Cylink's business, the conditions to completion of the proposed merger, the provisions regarding termination, the details of the "no shop" clause agreed to by Cylink, the amount, triggers and payment of the termination fees and the consequences of termination and the delivery and terms of voting agreements and irrevocable proxies. During this period of negotiations with SafeNet, Cylink also agreed to extensions of the exclusivity letter from September 30, 2002 until October 17, 2002, October 25, 2002 and November 1, 2002, respectively.

Cylink Board Meetings.

        October 8, 2002 Cylink Board Meeting.    On October 8, 2002, Cylink's Board of Directors held a special telephonic meeting to review the status of negotiations over the proposed agreement with SafeNet. Cylink's outside legal counsel, Morrison & Foerster LLP described the exchange ratio, SafeNet's request for waivers by the officers and Directors of certain provisions in their existing indemnification agreements with Cylink, Cylink's obligations to refrain from soliciting competing offers, the Directors' fiduciary rights and duties to consider superior offers, the amount of directors' and officers' insurance to be purchased by the surviving corporation on the Directors and officers behalf, and SafeNet's and Cylink's rights to terminate the agreement in the event of a "material adverse effect," prior to close. Mr. Chillingworth also reported on the status of his renegotiation of Cylink's lease of its principal offices in Santa Clara, California, in accordance with SafeNet's demand that Cylink restructure its leasehold obligations prior its acquisition by SafeNet. During the course of the Board meeting and upon the recommendation of the Cylink Special Committee, the Cylink Board of Directors resolved that, subject to the final approval of the Board of Directors, Cylink's management should complete all negotiations regarding the definitive acquisition agreement and other matters relating to the acquisition and should take all other steps necessary to execute a final acquisition agreement with SafeNet.

        October 22, 2002 Cylink Board Meeting.    Cylink's Board of Directors met again telephonically on October 22, 2002 to review the status of the SafeNet negotiations with Cylink's management. Mr. Crowell and Mr. Chillingworth discussed with the Board the status of the negotiations with SafeNet and Cylink's progress on re-negotiating the Santa Clara lease. Following the Board meeting, also on October 22, 2002, Mr. Guthart, Mr. Crowell and Mr. Chillingworth held a telephone conference call with Cylink's Santa Clara landlord to assess the feasibility of entering into a timely resolution of Cylink's restructured leasehold requirements such that the definitive acquisition agreement could be executed by the parties in accordance with SafeNet's request.

        October 30, 2002 Cylink Board Meeting.    On October 30, 2002, Cylink's Board of Directors met again telephonically to discuss and approve the final version of a definitive acquisition agreement proposed by SafeNet for the reorganization of the two companies. The Cylink Directors discussed and considered an overview of Cylink's activities over 2001 and the first 10 months of 2002 with respect to possible business combinations and other strategic transactions with third parties other than SafeNet. The Board discussed that during 2001 and 2002, members of Cylink's Board and management, as well as representatives of First Analysis, had approached other third parties regarding a potential business combination with Cylink. However, due to the lack of interest expressed by these other parties, or such parties' inability or unwillingness to consider a transaction structure acceptable to the Cylink Board, these discussions did not progress beyond the preliminary stage and did not result in offers either to or from these other parties. The Cylink Board discussed that, with respect to the one indication of interest Cylink received in October 2001, the Directors did not believe the consideration offered by such party provided adequate value for Cylink's shareholders at the time it was proposed.

        After discussing Cylink's past efforts in soliciting a business combination partner, the Cylink Board discussed the merits of the transaction with SafeNet. The Cylink Board believed that SafeNet (1) presented the most attractive partner for a business combination as compared to other industry participants that Cylink had approached; (2) possessed both the compelling product strategy and the critical mass necessary to achieve success with Cylink as a combined entity; and (3) provided a product focus that is strongly aligned with the direction in which the Cylink Board felt the security industry is rapidly moving and that is complementary to Cylink's products. In discussing the merits of the SafeNet transaction, the Cylink Directors also considered the potential difficulties Cylink might face in continuing to pursue an independent growth strategy, including the following:

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  Cylink's prolonged history of losses and its inability to maintain operations on a cash flow, break-even basis and the lack of sufficient capital to continue operating at a loss, as well as Cylink's potential inability to raise additional capital or obtaining additional financing on reasonable or acceptable terms without significant dilution to its shareholders;

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  Cylink's declining financial performance and its results on customer relations;

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  The potential delisting of its common stock by Nasdaq; and

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  The slow recovery of the network equipment and network security markets for Cylink's products.

        Cylink's outside legal counsel then discussed with the Cylink Board members their fiduciary duties in considering the merger and other applicable legal principles in the context of business combination transactions. Cylink's outside legal counsel also discussed with the Board the timing of the proposed merger and the material terms of the merger agreement and other transaction documents, including the proposed exchange ratio, closing conditions, termination rights, termination fees and the ability of Cylink to consider alternative proposals.

        Also at the October 30, 2002 Cylink Board meeting, First Analysis made a financial presentation and delivered its oral opinion to the Cylink Board of Directors that, based upon and subject to the assumptions, limitations and other considerations set forth in its written opinion to the Cylink Board of Directors, as of October 29, 2002, the exchange ratio of 0.050 shares of SafeNet common stock to be received for each share of Cylink common stock was fair from a financial point of view to the holders of Cylink common stock. For a more detailed discussion of First Analysis' opinion, you should review the sections entitled "The Merger—Opinion of First Analysis Securities Corporation" beginning on page 62 of this proxy statement/prospectus, and the text of First Analysis' opinion attached to this document as Annex C. First Analysis delivered its presentation and oral opinion at the beginning of the Board meeting and immediately removed itself from the remainder of the Board meeting and discussions. Following the presentation of First Analysis, the Board reviewed the strategic, business and financial merits of the proposed transaction and further discussed the timing of the proposed transaction with

SafeNet. The Cylink Board of Directors then reviewed and discussed the principal terms of the proposed merger, including among other things the proposed exchange ratio and merger consideration, closing conditions, termination rights, termination fees and the ability of Cylink to consider alternative proposals.

        After such deliberations, at the October 30, 2002 Board meeting, the Cylink Directors by unanimous approval:

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  Determined that the merger agreement and merger were advisable, and fair to and in the best interests of Cylink and its shareholders;

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  Approved the merger, the merger agreement, the voting agreements and the transactions contemplated thereby;

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  Resolved to recommend that shareholders of Cylink vote in favor of adoption and approval of the merger agreement and approval of the merger;

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  Resolved to call a special meeting of Cylink shareholders to adopt and approve the merger agreement and to approve the merger; and

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  Authorized the Chief Executive Officer and other senior officers of Cylink to execute, on behalf of Cylink, the merger agreement and such other documents that such officers find necessary or advisable in their sole discretion, together with any changes, deletions, additions and alterations such officers approve consistent with the resolutions of the Cylink Board of Directors.

        Further, at the October 30, 2002 Board meeting, Cylink Directors authorized Cylink's officers to enter into an amended lease agreement with its Santa Clara landlord as well as to execute an amendment to Mr. Crowell's employment agreement with Cylink. The amendments to the lease and Mr. Crowell's employment contract were conditions for SafeNet entering into the merger transaction with Cylink, and a prerequisite for Cylink's shareholders to realize the benefits of the merger.

        Although Mr. Crowell approved the merger and the merger agreement at the October 30, 2002 Cylink Board meeting, he abstained from voting on aspects of the proposed transaction with SafeNet that affected his employment and severance arrangements with Cylink. The changes to Mr. Crowell's employment and severance arrangements are discussed in more detail in the section entitled "The Merger—Interests of Cylink's Officers and Directors in the Merger," beginning on page 78 of this proxy statement/prospectus.

Cylink's Reasons for the Merger.

        The Boards of Directors of SafeNet and Cylink believe the combined strengths of the two companies will enable them to compete more effectively than either can compete alone. The merger is expected to allow the combined company to grow its base of government and commercial customers, enhance its product line, expand its international sales and provide broader technology and expertise to its customers.

        Specifically, the Cylink Board of Directors believes that the merger will have the following benefits for Cylink and its shareholders:

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  The value of the consideration that Cylink shareholders will receive for their Cylink common stock represents a premium over recent and historical prices of Cylink common stock, and SafeNet common stock, which has a much larger market capitalization than Cylink common stock, provides greater liquidity to Cylink shareholders, and could prove to be less volatile;

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  The combination of Cylink and SafeNet will result in strategic advantages to the combined company, stemming in part from complementary expertise, that may result in greater growth of the combined company than the two companies might achieve operating independently;

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  The ability of SafeNet's management to recover quickly from the current market decline on capital spending in the information technology markets and to grow the revenue of SafeNet during such decline from the addition of both new customers and the introduction of new products, and SafeNet's ability to integrate Cylink's VPN and management technology into SafeNet's products and solutions;

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  Based on Cylink's experience, the merger with SafeNet represents the transaction most favorable to the Cylink shareholders that has been or is likely to be presented to Cylink, after a sustained effort by Cylink's management and Directors to invite similar transactions over the past fifteen month period;

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  The merger is the best and most viable alternative to continue Cylink's operations;

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  The two companies have significant complementary strengths and complementary products, services and solutions and SafeNet's capability of integrating Cylink's VPN and management technology into SafeNet's products and solutions;

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  SafeNet's market capitalization, broader suite of products and services, and historical revenue growth has the potential to provide Cylink with additional resources to grow and gain market share more rapidly than Cylink can grow as an independent company;

  •
  Receipt of SafeNet common stock provides the further opportunity for Cylink's shareholders to participate in the future growth in value of the combined company as stockholders of SafeNet following the merger and allows Cylink shareholders to participate in any appreciation in the price of SafeNet common stock whether prior to or after the time of the merger;

  •
  The combined company's potential to leverage global presence in sales, support and alliances through SafeNet's extensive sales force, strong service organization and the combined company's developed customer bases; and

  •
  The likelihood that the merger will result in a combined company with significantly greater financial, technological, and human resources to develop new products and acquire new technologies.

        Consideration of the Merger by Cylink's Board of Directors.    After careful consideration, the Cylink Board of Directors unanimously concluded that the merger agreement and the merger are advisable, and fair to and in the best interests of Cylink and its shareholders, and unanimously recommends that Cylink shareholders approve the merger agreement and the merger. This decision was based upon a number of potential benefits that the Cylink Board of Directors believes will contribute to the success of the combined company compared to Cylink continuing to operate as an independent business, including those reasons discussed above.

        In identifying these benefits and evaluating the merger, the Cylink Board of Directors considered a number of factors and sources of information, including the following:

  •
  Historical information concerning Cylink and SafeNet and their respective businesses, financial performance, condition, operations, technology, management and position in the industry, and information and evaluations regarding the two companies' strengths, weaknesses and prospects, both before and after giving effect to the merger;

  •
  The reports and presentations of Cylink's outside legal counsel regarding the terms of the transaction, the financial presentations of Cylink's financial advisor, First Analysis, and First Analysis' oral opinion, which was subsequently confirmed by delivery of its written opinion dated October 30, 2002 (which is attached to this proxy statement/prospectus as Annex C), that, based upon and subject to the assumptions, limitations and other considerations set forth in the opinion, as of October 29, 2002, the exchange ratio of 0.05 was fair, from a financial point of view, to the holders of Cylink common stock, other than SafeNet and its affiliates;

  •
  Current financial market conditions and historical market prices, volatility and trading information for Cylink common stock and SafeNet common stock, and various factors that might affect the market value of SafeNet common stock in the future;

  •
  The premium represented by the exchange ratio and the premiums paid in other recent transactions that could be viewed as comparable, and the negotiations between Cylink and SafeNet relating to the exchange ratio;

  •
  The alternatives available to Cylink and the history of contacts with other parties concerning their possible interest in a business combination with Cylink;

  •
  The terms of the merger agreement and related agreements, by themselves and in comparison to the terms of other transactions, and the intensive negotiations between SafeNet and Cylink, including their negotiations relating to the details of the conditions to the parties' obligations to complete the merger, the parties' termination rights, the termination fee that Cylink may be required to pay SafeNet in certain circumstances, and the voting agreements;

  •
  The ability of Cylink to entertain "superior proposals" pursuant to specific terms of the merger agreement; and

  •
  The conditions to the closing of the merger, and the provisions of the merger agreement concerning what will, and will not, constitute a "material adverse effect" allowing a party not to complete the merger.

        The Cylink Board of Directors also identified and considered a number of risks and uncertainties in its deliberations concerning the merger, including the following:

  •
  The fact that the exchange ratio is fixed and will not change with increases or decreases in the market price of either company's stock before the closing of the merger, and the possibility that the dollar value of a share of Cylink stock at the closing of the merger may be more or less than the dollar value of a share of Cylink stock at the signing of the merger agreement;

  •
  Cylink shareholders will receive shares of SafeNet common stock in the transaction rather than cash, and the market value of SafeNet common stock may decline following consummation of the merger;

  •
  The risk that the potential benefits sought in the merger may not be fully realized, if at all;

  •
  The possibility that the merger may not be consummated and the effect of the public announcement of the merger on Cylink's sales, customer relations and operating results and Cylink's ability to attract and retain key management, marketing and technical personnel;

  •
  The risk that despite the efforts of the combined company, key technical, marketing and management personnel might not choose to remain employed by the combined company;

  •
  The risk of market confusion and hesitation and potential delay or reduction in orders;

  •
  The fact that pursuant to the merger agreement, Cylink is required to obtain SafeNet's consent before it can take a variety of actions between the signing and the closing of the merger; and

  •
  Various other risks associated with the businesses of Cylink, SafeNet and the combined company and the merger described under the section entitled "Risk Factors" beginning on page 22 of this proxy statement/prospectus.

        The Cylink Board of Directors concluded, however, that many of these risks could be managed or mitigated by Cylink, SafeNet or by the combined company or were unlikely to have a material impact on the merger or the combined company, and that, overall, the risks, uncertainties, restrictions and potentially negative factors associated with the merger were outweighed by the potential benefits of the merger.

        The above discussion of information and factors considered by Cylink's Board of Directors is not intended to be exhaustive, but is believed to include all material factors considered by the Cylink Board. In view of the wide variety of factors considered by Cylink's Board of Directors, the Board did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, Cylink's Board did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors. Additionally, individual members of Cylink's Board may have given different weight to different factors in determining to approve the merger with SafeNet.

        Although the Cylink Board of Directors believes the merger could have the benefits described above, both companies caution that there can be no assurance that any of these benefits will be achieved and the failure to achieve one or more of these benefits may have a material adverse effect on the combined company's business, results of operations and financial condition. See "Risk Factors" beginning on page 22 of this proxy statement/prospectus.

        FOR THE REASONS DISCUSSED ABOVE, THE CYLINK BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND HAS DETERMINED THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE, AND FAIR TO AND IN THE BEST INTERESTS OF CYLINK AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT CYLINK'S SHAREHOLDERS VOTE TO APPROVE THE MERGER AGREEMENT AND THE MERGER.

Opinion of First Analysis Securities Corporation.

        Pursuant to an engagement letter dated March 16, 2001, and amended July 2, 2001 and August 7, 2002, Cylink retained First Analysis Securities Corporation, or First Analysis, to deliver financial advisory services and render a fairness opinion in connection with a proposed acquisition of Cylink by SafeNet, Inc. At the meeting of Cylink's Board of Directors on October 30, 2002, First Analysis rendered its oral opinion to the Board of Directors, which was subsequently confirmed in writing, that, as of October 29, 2002 and based upon and subject to the various considerations set forth in the opinion, the exchange ratio to be paid to Cylink's common shareholders in the Merger was fair, from a financial point of view, to Cylink's common shareholders. Cylink's Board of Directors did not limit First Analysis in any way in the investigations it made or the procedures it followed in giving its opinion.

        Attached as Annex C to this proxy statement/prospectus is the full text of First Analysis's written opinion dated October 29, 2002. This opinion sets forth the assumptions made, matters considered and limits on the review undertaken. Cylink's common shareholders are urged to read the opinion in its entirety. First Analysis addressed its opinion to Cylink's Board of Directors. The opinion addresses only the exchange ratio to be paid in the transaction and is not a recommendation to any Cylink common shareholder as to how that common shareholder should vote at Cylink's special meeting of common shareholders.

        In arriving at its opinion set forth below, First Analysis has, among other things:

  (1)
  Reviewed the terms of the merger agreement and the associated exhibits thereto in the form of the draft received by First Analysis via electronic mail on October 25, 2002 from Cylink management which, for the purposes of this opinion, was assumed, with Cylink's permission, to be identical in all material respects to the agreement to be executed;

  (2)
  Reviewed the Non-binding Indication of Interest Regarding a Potential Transaction executed by both Cylink and SafeNet on August 23, 2002;

  (3)
  Reviewed Cylink's Annual Report and Form 10-K for the fiscal year ended December 31, 2001, including the audited financial statements included therein, the Definitive Proxy Statement and Notice of Annual Meeting of Shareholders of Cylink dated April 12, 2002, and Cylink's Form 10-Q for the quarterly period ended June 30, 2002, including the unaudited financial statements included therein;

  (4)
  Reviewed SafeNet's Form 10-K for the fiscal year ended December 31, 2001, including the audited financial statements included therein, the Definitive Proxy Statement and Notice of Annual Meeting of Stockholders of SafeNet dated April 25, 2002, and SafeNet's Form 10-Q for the quarterly period ended June 30, 2002, including the unaudited financial statements included therein;

  (5)
  Reviewed Cylink press releases from March, 2001 to present;

  (6)
  Reviewed Cylink's Form 8-K filed on September 30, 2002 pertaining to its application to move from the Nasdaq National Market to the Nasdaq SmallCap Market;

  (7)
  Reviewed Cylink's Form 8-K filed on October 9, 2002 pertaining to its move from the Nasdaq National Market to the Nasdaq SmallCap Market;

  (8)
  Reviewed the potential de-listing notification letter from the NASDAQ to Cylink dated June 27, 2002;

  (9)
  Noted an explanatory paragraph expressing substantial doubt as to Cylink's ability to continue as a going concern, in the opinion of Deloitte & Touche LLP, independent auditors to Cylink, on the Consolidated Financial Statements in Cylink's Form 10-K for the fiscal year ended December 31, 2001;

  (10)
  Reviewed certain internal financial and operating information, including financial forecasts and projections for the fiscal years ending December 31, 2002 through December 31, 2007, relating to the business, earnings, cash flow, assets and prospects of Cylink;

  (11)
  Conducted discussions with members of the management of Cylink concerning the operations, business strategy, financial performance and prospects for Cylink;

  (12)
  Discussed with the management of Cylink its view of the strategic rationale for the Merger;

  (13)
  Reviewed the historical market prices and trading activity of the common stock of Cylink;

  (14)
  Reviewed the historical market exchange ratios between the individual shares of common stock of Cylink and SafeNet;

  (15)
  Compared the results of Cylink with that of certain public companies which First Analysis deemed to be reasonably comparable to Cylink;

  (16)
  Compared the financial terms of the merger with the financial terms of certain other precedent mergers and acquisitions of companies First Analysis deemed to be comparable to Cylink;

  (17)
  Performed a discounted cash flow analysis of the projected free cash flows of Cylink on a stand-alone basis, based on projections provided by Cylink management; and

  (18)
  Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as First Analysis deemed appropriate for purposes of this opinion, including its assessment of general economic, market, industry, competitive, monetary and other conditions.

        First Analysis relied upon and assumed, without responsibility for independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to First

Analysis by Cylink or otherwise reviewed by First Analysis. First Analysis is not responsible or liable for that information or its accuracy. First Analysis has not conducted any valuation or appraisal of any assets or liabilities of Cylink, nor have any valuations or appraisals been provided to First Analysis. In relying on financial analyses and forecasts provided to it, First Analysis has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Cylink to which those analyses or forecasts relate. First Analysis has also assumed that the transaction will have the tax consequences described in discussions with, and materials furnished to First Analysis by, representatives of Cylink and that the parties will complete the transaction and other transactions contemplated by the merger agreement as described in the merger agreement. The management of Cylink prepared the projections furnished to First Analysis for Cylink. First Analysis relied as to all legal matters relevant to rendering its opinion upon the advice of its independent counsel.

        As is customary in the rendering of fairness opinions, First Analysis based its opinion on general economic, market, industry, competitive, monetary and other conditions as in effect on, and the information made available to First Analysis as of, the date of its opinion. Subsequent developments may affect First Analysis's opinion, and First Analysis does not have any obligation to update, revise or reaffirm its opinion.

        In preparing and rendering its opinion, in line with instructions from Cylink's management, First Analysis has not undertaken the following:

  (1)
  Advised or made recommendation as to the course of action undertaken or to be undertaken by Cylink's Board of Directors and management;

  (2)
  Participated in direct negotiations and advised as to the structure of the contemplated transaction;

  (3)
  Approached any other potential acquirors, since being re-engaged on August 7, 2002, to explore additional third-party interest in a potential acquisition of Cylink;

  (4)
  Reviewed the pro forma impact on SafeNet of a potential combination with Cylink;

  (5)
  Discussed projected financial or business information relating to SafeNet with representatives of SafeNet;

  (6)
  Reviewed or advised on the financial and business prospects of either SafeNet or the combined company going forward; and

  (7)
  Completed any evaluation on whether the SafeNet/Cylink combination will be profitable post-merger, or whether the combined businesses of the two companies can be easily integrated, or whether the stock price of SafeNet shares post-merger will rise or fall.

        In accordance with customary investment banking practice, First Analysis employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses that First Analysis utilized in providing its opinion, and to the extent that it is based on market data, is based on market data as it existed at October 28, 2002, and is not necessarily indicative of current market conditions.

  Summary of Analysis.

        Implied Transaction Multiples and Premiums Analysis.    First Analysis calculated the implied offer price for Cylink as a result of the merger to be $1.00 for each share of Cylink common stock by multiplying the exchange ratio of 0.050x by SafeNet's closing price per share of $20.00 on October 28, 2002. First Analysis calculated the implied equity value of Cylink that will be paid in the merger, using the treasury stock method, to be $34.4 million by multiplying the implied offer price per share for

Cylink's common stock by the total number of shares outstanding, including net shares issuable upon the exercise of stock options and warrants. The shares outstanding calculation also included an assumed warrant to be issued in connection with the lease restructuring. First Analysis then calculated the implied enterprise value of Cylink as a result of the merger to be $28.1 million by adding net debt and subtracting net cash and equivalents to the implied equity value. The implied enterprise value calculation assumed an additional $3.2 million cash payment to be made prior to closing in connection with the lease restructuring.

        Using the implied enterprise value of $28.1 million, implied equity value of $34.4 million and implied equity per share price of $1.00 per common share, First Analysis calculated the following implied Enterprise Value multiples of the latest twelve months (LTM) revenue, run rate revenue (calculated by multiplying the revenue amount for the quarter ended September 30, 2002 by four), projected fiscal year 2002 revenue and projected fiscal year 2003 revenue; implied equity multiples of both book value and tangible book value (defined as book value less intangibles); and implied respective per share equity premiums based on the market closing date of October 28, 2002:

LTM Revenue	0.84x	Book Value	1.46x
Run Rate Revenue	0.99x	1 Day Spot Premium	143.90%
FY 2002 Revenue	0.97x	1 Week Spot Premium	163.16%
FY 2003 Revenue	0.62x	4 Week Spot Premium	138.10%
Tangible Book Value	2.36x

        Exchange Ratio Analysis.    Using publicly available information, First Analysis calculated the average premium to historical exchange ratio for Cylink common shares over certain trading periods ending October 28, 2002. The average exchange ratio for a relevant period was calculated by dividing the daily closing stock price of Cylink by the daily closing stock price of SafeNet for the relevant period and averaging them over such period, while the premium to exchange ratio was determined by comparing the average exchange ratio over certain periods to the exchange ratio in the merger of 0.050x. The resulting average premium to historical exchange ratio for the periods up to and including October 28, 2002, were as follows:

	Exchange Ratio	Premium
1 Day Spot Exchange Ratio	.021x	143.90%
1 Week Spot Exchange Ratio	.021x	133.62%
4 Week Spot Exchange Ratio	.026x	93.33%
1 Week Average Exchange Ratio	.020x	149.35%
2 Week Average Exchange Ratio	.021x	139.51%
1 Month Average Exchange Ratio	.024x	109.54%
2 Months Average Exchange Ratio	.026x	89.21%
3 Months Average Exchange Ratio	.027x	86.70%
6 Months Average Exchange Ratio	.043x	16.33%

        First Analysis observed that the proposed exchange ratio in the merger of 0.050x exceeded the historical implied exchange ratios during all of the above-mentioned time periods.

        Public Comparables Trading Analysis.    First Analysis compared selected financial data of Cylink with certain financial data from publicly traded security and network equipment and systems companies considered by First Analysis to be comparable in some respect to Cylink. Criteria for inclusion in the comparison group, or the Comparable Companies, included, among many factors, per share stock price, equity market capitalization, mix of sales attributed to security and/or network equipment and systems, and Cylink's primary product and customer base. Eight security and network equipment and systems companies were ultimately chosen as comparable companies (Comparable Companies). The

Comparable Companies chosen were: Aladdin Knowledge Systems, Ltd.; Entrust Technologies, Inc.; Netegrity, Inc.; Paradyne Networks, Inc.; Rainbow Technologies, Inc.; RSA Security Inc.; Tumbleweed Communications Corporation; and Valicert, Inc.

        For the Comparable Companies, First Analysis calculated the Enterprise Value (defined as equity market capitalization plus net debt) and analyzed this value as a multiple of run rate revenue (calculated by multiplying the revenue amount for the latest reported quarter by four), projected current year (2002) and projected forward year (2003) revenue for the Comparable Companies. Estimated revenue figures were based on published research analyst reports. Such reports include projections compiled by research analysts utilizing only publicly available information and may or may not prove to be accurate. First Analysis's analysis indicated multiples of run rate revenue that ranged from a high of 0.83x to a low of 0.21x, with a median value of 0.56x; multiples of projected current year (2002) revenue that ranged from a high of 0.81x to a low of 0.16x, with a median value of 0.53x; and multiples of projected forward year (2003) revenue that ranged from a high of 0.78x to a low of 0.12x, with a median value of 0.40x. Additionally, First Analysis compared the equity value (defined as current stock price multiplied by fully diluted shares outstanding) of the Comparable Companies as a multiple of the most recently reported quarter's tangible book value (defined as shareholders equity less the value of any intangible assets). First Analysis's analysis indicated multiples of tangible book value ranged from a high of 3.09x to a low of 0.29x, with a median value of 1.47x.

        For run rate revenue, First Analysis applied the above-mentioned multiples to projected revenue of $28.4 million in order to determine Cylink's implied equity value. The multiples implied an equity value for Cylink of $12.3 to $30.0 million, or $0.36 to $0.87 per common share. For the current year (2002), First Analysis applied the above-mentioned multiples to projected revenue of $29.1 million in order to determine Cylink's implied equity value. These multiples implied an equity value for Cylink of $11.0 to $29.8 million, or $0.32 to $0.87 per common share. For the projected forward year (2003), First Analysis applied the above-mentioned multiples to projected revenue of $45.0 million in order to determine Cylink's implied equity value. These multiples implied an equity value for Cylink of $11.8 to $41.5 million, or $0.34 to $1.20 per common share. For tangible book value, First Analysis applied the above-mentioned multiples to tangible book value of $14.6 million in order to determine Cylink's implied equity value. These multiples implied an equity value for Cylink of $4.2 to $45.1 million, or $0.12 to $1.31 per common share. In aggregate, the Public Comparables Trading Analysis implied equity values ranging from $4.2 to $45.1 million, or $0.12 to $1.31 per common share. First Analysis noted the implied equity value to be paid for all of Cylink's common shares and stock options and warrants outstanding as of the closing date of $34.4 million, or $1.00 per common share, was either higher than or within this range.

        Precedent Transactions Analysis.    First Analysis reviewed the following seven selected merger and acquisition transactions (the "Precedent Transactions") in the security, networking equipment, telecommunications equipment and systems, and electronics industry since January of 2000: (1) Avocent Corporation's acquisition of Equinox Systems, Inc.; (2) Danaher Corporation's acquisition of Microtest, Inc.; (3) Digi International, Inc.'s acquisition of NetSilicon, Inc.; (4) Eastman Kodak Company, Inc.'s acquisition of ENCAD, Inc.; (5) LM Ericsson Telefon's acquisition of Microwave Power Devices, Inc.; (6) Paradyne Networks Corporation's acquisition of Elastic Networks, Inc.; and (7) Robert Bosch GmbH's acquisition of Detection Systems, Inc. Criteria for inclusion in the analysis included, among many factors, primary products and markets of the acquired company, mix of sales attributed to hardware and software systems, publicly held target company and transaction values between $5.0 and $150.0 million. First Analysis compared the transaction value (defined as market value of equity plus net debt) of the acquired company as a multiple of LTM Revenue and the equity value as a multiple of Book Value. First Analysis's analysis of the transaction value of the Precedent Transactions indicated multiples of LTM Revenue ranging from a high of 3.20x to a low of 0.30x, with a median value of 1.40x, while the equity value of Precedent Transactions indicated equity multiples of Book Value that ranged from a high of 3.00x to a low of 0.50x, with a median value of 1.00x.

        For the Precedent Transactions, First Analysis applied Cylink's LTM revenue of $33.6 million to the above-mentioned multiples in order to determine Cylink's implied equity value. The multiples implied an equity value for Cylink of $16.4 to $113.9 million, or $0.48 to $3.31 per common share. First Analysis also applied Cylink's Book Value of $23.6 million to the above-mentioned multiples in order to determine Cylink's implied equity value. The multiples implied an equity value for Cylink of $11.8 to $70.7 million, or $0.34 to $2.05 per common share.

        First Analysis also considered the premiums offered relative to the acquired company's stock price one day, one week and four weeks, respectively, prior to the announcement of the seven Precedent Transactions, all of which were acquisitions of publicly traded companies. The premium offered in these Precedent Transactions ranged from (1) a high of 94.05% to a low of 8.11% with a median of 43.33% based on the stock price one day prior to announcement, (2) a high of 120.87% to a low of 15.48% with a median of 44.72% based on the stock price one week prior to announcement, and (3) a high of 171.67% to a low of 16.00% with a median of 57.48% based on the stock price four weeks prior to announcement. Applying these premiums to (a) Cylink's closing stock price one day prior to the announcement of the Merger implied an equity value ranging from $15.3 to $27.4 million, or $0.44 to $0.80 per common share; (b) Cylink's closing stock price one week prior to the announcement of the Merger implied an equity value ranging from $15.1 to $28.9 million, or $0.44 to $0.84 per common share; and (c) Cylink's closing stock price four weeks prior to the announcement of the Merger implied an equity value ranging from $16.8 to $39.3 million, or $0.49 to $1.14 per common share. In aggregate, the Precedent Transactions Analysis of both multiples and premiums offered implied equity values ranging from $11.8 to $113.9 million, or $0.34 to $3.31 per common share. First Analysis noted the implied equity value to be paid for all of Cylink's common shares and stock options and warrants outstanding as of the closing date of $34.4 million, or $1.00 per common share, was either above or within this range.

        Discounted Cash Flow Analysis.    First Analysis prepared a discounted free cash flow analysis based on financial projections for Cylink provided by Cylink management and reviewed by First Analysis as to the assumptions and reasonableness of those projections. First Analysis calculated the estimated free cash flows of Cylink based on the unleveraged operating income adjusted for (1) taxes at 40%; (2) certain projected non-cash items (e.g., depreciation and amortization); (3) projected capital expenditures; and (4) changes in working capital. First Analysis then calculated a net present value of free cash flows for Cylink for the fiscal years ended 2002 through 2007, along with terminal values based on (a) free cash flow growth into perpetuity and (b) multiples of 2007 projected EBITDA (defined as earnings before interest, taxes, depreciation and amortization). Free cash flow for fiscal year 2002 only reflected projected free cash flow for the quarter ending December 31, 2002, due to the timing of the announcement. The analysis utilizing discount rates ranging from 21.0% to 25.0% and free cash flow perpetuity growth rates ranging from 8.00% to 11.00% implied equity values ranging from $23.3 to $36.7 million, or $0.68 to $1.07 per common share. The analysis utilizing discount rates ranging from 21.0% to 25.0% and EBITDA multiples ranging from 2.00x to 5.00x implied equity values ranging from $23.8 to $49.4 million, or $0.69 to $1.43 per common share. Both aforementioned discounted cash flow analyses reflect the assumed cash impact relating to the proposed lease restructuring. In aggregate, the Discounted Cash Flow Analysis implied equity values ranging from $23.3 to $49.4 million, or $0.68 to $1.43 per common share. First Analysis noted the implied equity value to be paid for all of Cylink's common shares and stock options and warrants outstanding as of the closing date of $34.4 million, or $1.00 per common share, was within this range.

        Although First Analysis undertook other analyses in connection with the delivery of its opinion, the foregoing is a summary of the material analyses and data presented by First Analysis. It should be noted that no company utilized in the Public Comparables Trading Analysis is identical to Cylink, nor are any of the transactions utilized in the Precedent Transactions Analysis identical to the proposed Cylink transaction. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. First Analysis believes that you must consider its opinion, this summary and its analyses as a whole. Selecting portions of this summary and these analyses, without considering the analyses as a whole, could create an incomplete view of the processes underlying the analyses and opinion. In arriving at its opinion, First Analysis considered the results of all of the analyses as a whole. No single factor or analysis was determinative of First Analysis's fairness determination. Rather, the totality of the factors considered and analyses performed operated collectively to support its determination. First Analysis based the analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions which impact growth rates, labor costs and price competition and industry-specific factors. First Analysis's analyses are not necessarily indicative of actual values or actual future results that Cylink might achieve, which values may be higher or lower than those indicated. First Analysis's analyses also do not necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, these forecasts and analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Therefore, none of Cylink, First Analysis or any other person assume responsibility if future results are materially different from those forecasted.

        First Analysis received a fee for rendering its fairness opinion. First Analysis will also receive an additional advisory fee, with such fee being contingent upon closing of the Merger. In addition, Cylink has agreed to indemnify First Analysis against certain liabilities arising out of its engagement. First Analysis has also, from time to time, provided investment banking and other financial services to Cylink for which First Analysis has received compensation, including advising Cylink on the acquisition of Celotek Corporation in August 2000. As a part of its investment banking business, First Analysis and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers, acquisitions and other transactions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. First Analysis was selected to advise Cylink with respect to the transaction on the basis of its experience and familiarity with Cylink. First Analysis is not affiliated with and has no conflicts of interest with any parties to the Merger Agreement. In the ordinary course of their businesses, First Analysis and its affiliates may actively trade the debt and equity securities of Cylink and/or SafeNet for their own accounts or for the accounts of customers and, accordingly, they may hold long and/or short positions in those securities at any given time.

        THE FULL TEXT OF FIRST ANALYSIS'S OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEX C AND IS INCORPORATED HEREIN BY REFERENCE. FIRST ANALYSIS'S OPINION IS ADDRESSED ONLY TO THE CYLINK BOARD OF DIRECTORS AND IS DIRECTED ONLY TO THE EXCHANGE RATIO TO BE RECEIVED IN THE MERGER BY THE HOLDERS OF CYLINK COMMON SHARES AND DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW YOU SHOULD VOTE AT THE CYLINK SPECIAL MEETING.

SafeNet Board Meetings.

        July 22, 2002 SafeNet Board Meeting.    At a regularly scheduled meeting of SafeNet's Board of Directors held on July 22, 2002, the SafeNet Board discussed the merits of a potential acquisition of Cylink. The SafeNet Board determined that management should continue discussions with representatives of Cylink.

        October 18, 2002 SafeNet Board Meeting.    At a regularly scheduled meeting of SafeNet's Board of Directors held on October 18, 2002, the SafeNet Board discussed the terms of the merger, the merger agreement and the related agreements and transactions. In addition to discussing the terms of the merger agreement and the merits of the transaction, the SafeNet Directors also discussed the status of certain issues relating to Cylink, including the following:

  •
  The proposed restructuring of Cylink's lease with its Santa Clara landlord;

  •
  The proposed settlement of the class action litigation against Cylink; and

  •
  Proposed changes in certain compensation arrangements of executive officers of Cylink.

        SafeNet's outside legal counsel then discussed with the SafeNet Board members their fiduciary duties in considering the merger and other applicable legal principles in the context of business combination transactions. SafeNet's outside legal counsel also discussed with the Board the timing of the proposed merger and the material terms of the merger agreement and other transaction documents, including the proposed exchange ratio, closing conditions, termination rights, and termination fees.

        Also at the October 18, 2002 SafeNet Board meeting, Pacific Growth Equities made a financial presentation and delivered its oral opinion to the SafeNet Board of Directors that, based upon and subject to the assumptions, limitations and other considerations set forth in its written opinion to the SafeNet Board of Directors, the merger was fair from a financial point of view to the holders of SafeNet common stock. For a more detailed discussion of Pacific Growth Equities' opinion, you should review the sections entitled "The Merger—Opinion of Pacific Growth Equities, Inc." beginning on page 72 of this proxy statement/prospectus, and the text of Pacific Growth Equities' opinion attached to this document as Annex D. Pacific Growth Equities delivered its presentation and oral opinion at the beginning of the Board meeting and immediately removed itself from the remainder of the Board meeting and discussions.

        After such deliberations, at the October 18, 2002 Board meeting, the SafeNet Directors unanimously approved the merger, the merger agreement, and the other agreements and transactions contemplated thereby, subject to the following conditions:

  •
  The restructuring of Cylink's lease with its Santa Clara landlord in accordance with the terms presented to the Board at the meeting;

  •
  The settlement of class action litigation against Cylink substantially in accordance with the terms presented to the Board at the meeting; and

  •
  The agreement of the executive officers of Cylink to the changes in their compensation arrangements presented to the Board at the meeting.

        October 30, 2002 SafeNet Board Meeting.    At a special meeting of SafeNet's Board of Directors held on October 30, 2002, the SafeNet Board met telephonically to discuss the final terms of the merger, the merger agreement and the related agreements and transactions. SafeNet's outside legal counsel provided the Board with an update regarding the terms of the merger agreement and the status of the issues discussed at the October 18, 2002 Board meeting. SafeNet's outside legal counsel then discussed with the SafeNet Board members their fiduciary duties in considering the merger and other applicable legal principles in the context of business combination transactions.

        Also at the October 30, 2002 Board meeting, management informed the Board that it had met with representatives of Pacific Growth Equities on October 29, 2002 and that Pacific Growth Equities had confirmed in writing its oral opinion delivered to the Board at the October 18, 2002 Board meeting that the merger was fair from a financial point of view to the holders of SafeNet common stock.

        After such deliberations, at the October 30, 2002 Board meeting, the SafeNet Directors by unanimous approval:

  •
  Determined that the merger agreement and merger were advisable, and fair to and in the best interests of SafeNet and its stockholders;

  •
  Approved the merger, the merger agreement, the voting agreements and the transactions contemplated thereby;

  •
  Resolved to recommend that stockholders of SafeNet vote in favor of adoption and approval of the merger agreement and approval of the merger; and

  •
  Authorized the Chief Executive Officer and other senior officers of SafeNet to execute, on behalf of SafeNet, the merger agreement and such other documents that such officers find necessary or advisable in their sole discretion, together with any changes, deletions, additions and alterations such officers approve consistent with the resolutions of the SafeNet Board of Directors.

SafeNet's Reasons for the Merger.

        The Boards of Directors of SafeNet and Cylink believe the combined strengths of the two companies will enable them to compete more effectively than either can compete alone. The merger will allow the combined company to grow its base of government and commercial customers, enhance its product line, expand its international sales and provide broader technology and expertise to its customers. Specifically, the SafeNet Board of Directors believes that the merger will have the following benefits for SafeNet and its stockholders:

  •
  The merger is expected to enhance the combined company's revenues from government and financial institution customers;

  •
  The merger is expected to expand the combined company's international customer base;

  •
  The merger is expected to enable the combined company to leverage a broader product base in order to more effectively target and pursue opportunities resulting from increased government spending on information technology security;

  •
  The combined company is expected to achieve significant operating efficiencies going forward;

  •
  The merger is expected to allow the combined company to offer new and existing customers a single-source vendor for a broad range of VPN and WAN security solution; and

  •
  The merger is expected to enable the combined company to more effectively innovate and rapidly bring products to market, as well as respond to changes in technology and the needs of customers.

        SafeNet's Board of Directors has determined that the merger is in the best interests of SafeNet and its stockholders. In reaching its determination, SafeNet's Board of Directors considered a number of factors, including the factors discussed above and listed below. The conclusions reached by SafeNet's Board of Directors with respect to the following factors supported its determination that the merger and the issuance of shares of SafeNet common stock in the merger were fair to, and in the best interests of, SafeNet and its stockholders:

  •
  The judgment, advice and analysis of SafeNet's management with respect to the potential strategic, financial and operational benefits of the merger, including management's favorable recommendation of the merger, based in part on the business, technical, financial, accounting and legal due diligence investigations performed with respect to Cylink;

  •
  The results of operations and financial condition of SafeNet and Cylink;

  •
  The terms of the merger agreement and related agreements, including the exchange ratio and structure, which were determined by both the Board of Directors and management of SafeNet to provide a fair and equitable basis for the merger;

  •
  The likelihood that the merger will result in a combined company with significantly greater financial, technological, and human resources to develop new products and acquire new technologies; and

  •
  The reports and presentations of SafeNet's outside legal counsel regarding the terms of the transaction, the financial presentations of SafeNet's financial advisor, Pacific Growth Equities, and Pacific Growth Equities' oral opinion, which was subsequently confirmed by delivery of its written opinion dated October 29, 2002 (which is attached to this proxy statement/prospectus as Annex D), that, based upon and subject to the assumptions, limitations and other considerations set forth in the opinion, as of October 29, 2002, the exchange ratio of 0.05 was fair, from a financial point of view, to the holders of SafeNet common stock.

        SafeNet's Board of Directors also considered a number of potentially negative factors in its deliberations concerning the merger. The potentially negative factors considered by SafeNet's Board of Directors included:

  •
  The risk that the transaction might not be completed in a timely manner or at all;

  •
  The potential dilutive effect on the SafeNet common stock price if revenue and earnings expectations of the combined company are not met;

  •
  The risk that the combined company would not achieve the expected operating efficiencies and, as a result, would not be able to reduce its losses;

  •
  The potential loss of key Cylink employees critical to the ongoing success of the Cylink products and to the successful integration of the SafeNet and Cylink product lines;

  •
  The risk that SafeNet will not be able to sublease out the excess office space that Cylink is obligated to lease;

  •
  The risk that the settlement agreement for the class action litigation against Cylink will not receive final approval from the court;

  •
  The general difficulties of integrating products, technologies and companies; and

  •
  The other risks and uncertainties discussed above in the section titled "Risk Factors" beginning on page 22 of this proxy statement/prospectus.

        The above discussion of information and factors considered by SafeNet's Board of Directors is not intended to be exhaustive, but is believed to include all material factors considered by the Board. In view of the wide variety of factors considered by SafeNet's Board of Directors, the Board did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, SafeNet's Board did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors.

        Individual members of SafeNet's Board may have given different weight to different factors. However, after taking into account all of the factors described above, SafeNet's Board of Directors determined that the merger agreement and the merger were fair to, and in the best interests of, SafeNet and that SafeNet should proceed with the merger.

Opinion of Pacific Growth Equities, Inc.

        SafeNet retained Pacific Growth Equities, Inc. to evaluate the terms of the merger with Cylink and render an opinion as to the fairness of the proposed merger, from a financial point of view, to the holders of common stock of SafeNet. On October 18, 2002, Pacific Growth Equities rendered its oral opinion to the SafeNet Board of Directors that, as of that date and subject to the assumptions and limitations set forth in its opinion, the merger is fair from a financial point of view to SafeNet's common stockholders. Subsequent to that date, Pacific Growth Equities brought down its procedures and on October 29, 2002 met with management and confirmed its earlier oral opinion in writing.

        THE FULL TEXT OF PACIFIC GROWTH EQUITIES' WRITTEN OPINION DATED OCTOBER 29, 2002, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. HOLDERS OF SAFENET COMMON STOCK ARE URGED TO, AND SHOULD, READ THIS OPINION CAREFULLY IN ITS ENTIRETY. THE ENGAGEMENT OF PACIFIC GROWTH EQUITIES AND ITS OPINION ARE FOR THE BENEFIT OF THE SAFENET BOARD OF DIRECTORS ONLY AND ITS OPINION WAS DELIVERED TO THE SAFENET BOARD OF DIRECTORS IN CONNECTION WITH ITS CONSIDERATION OF THE MERGER. PACIFIC GROWTH EQUITIES' OPINION ADDRESSES ONLY THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW, TO SAFENET, AND IT DOES NOT ADDRESS THE RELATIVE MERITS OF THE MERGER, ANY OTHER POTENTIAL TRANSACTION OR BUSINESS STRATEGY CONSIDERED BY THE BOARD OF DIRECTORS OR ANY BENEFITS THAT MAY INURE TO ANY PARTICULAR STOCKHOLDER. PACIFIC GROWTH EQUITIES' OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF SAFENET COMMON STOCK AS TO HOW TO VOTE WITH RESPECT TO THE MERGER.

        In connection with the Pacific Growth Equities opinion, Pacific Growth Equities:

  •
  Reviewed the merger agreement;

  •
  Reviewed certain publicly available financial information and other information concerning SafeNet and Cylink and certain internal analyses and other information furnished to it by SafeNet and Cylink; and

  •
  Held discussions with the members of senior management of SafeNet and Cylink regarding the current and historical conditions and operating results of the businesses and prospects of the respective companies and the joint prospects of a combined company.

        In addition, Pacific Growth Equities:

  •
  Reviewed the historical reported prices and trading activity for SafeNet common stock and Cylink common stock;

  •
  Compared certain financial information for both SafeNet and Cylink with similar information for selected companies whose securities are publicly traded;

  •
  Compared certain stock market information and valuations to SafeNet and Cylink with similar information for certain companies whose securities are publicly traded;

  •
  Analyzed information about prices paid in acquisitions of other networking and communications software companies between January 1, 2001 and October 29, 2002; and

  •
  Performed such other studies and analyses and considered such other factors as it deemed appropriate.

        In conducting its review and arriving at its opinion, Pacific Growth Equities assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by or discussed with it for the purposes of rendering its opinion, including, but not limited to, the accuracy and completeness of all of the financial and other information provided to Pacific Growth Equities by or on behalf of SafeNet and Cylink and all publicly available financial and other information. With respect to financial projections, forecasts and other forward looking statements provided to Pacific Growth Equities and used in any analysis, Pacific Growth Equities has assumed that such information was prepared in good faith and was based on reasonable estimates and represents SafeNet's and Cylink's best judgment as to future performance. Pacific Growth Equities assumed, with the consent of SafeNet, that the merger would qualify for purchase accounting treatment and as a tax-free transaction for the stockholders of SafeNet for federal income tax purposes, and that the merger would be consummated in accordance with the terms of the merger agreement, without any amendment thereto and without waiver by SafeNet or Cylink of any of the conditions to their respective obligations under the merger agreement. Pacific Growth Equities also assumed that all material governmental, regulatory and other consents and approvals that are necessary for the completion of the merger will be obtained without a material adverse effect on SafeNet or Cylink or on the contemplated benefits of the merger. Pacific Growth Equities was not requested to and did not make an independent evaluation or appraisal of the assets of SafeNet or Cylink nor was Pacific Growth Equities furnished with any such evaluations or appraisals. The Pacific Growth Equities opinion is based on market, economic and other conditions as they existed and could be evaluated as of the date of the opinion letter.

        The following is a summary of the material analyses performed and factors considered by Pacific Growth Equities in connection with rendering the Pacific Growth Equities opinion. Some of the financial analyses summarized below include information presented in tabular form. The tables alone do not constitute a complete description of the financial analyses. In order to better understand the financial analyses performed by Pacific Growth Equities, these tables must be read together with the text of each summary.

        Historical Financial Position.    In rendering its opinion, Pacific Growth Equities reviewed and analyzed the historical financial position of SafeNet and Cylink, which included:

  •
  An assessment of each of SafeNet's and Cylink's recent financial statements; and

  •
  An analysis of each of SafeNet's and Cylink's revenue, growth and operating performance trends.

        Enterprise Value.    Pacific Growth Equities calculated the implied offer price for Cylink as a result of the merger to be $0.95 for each share of Cylink common stock by multiplying the exchange ratio of 0.05 by SafeNet's closing price per share of $19.02 on October 29, 2002. Pacific Growth Equities calculated the implied equity value of Cylink that will be paid in the merger to be $35.0 million by multiplying the implied offer price per share by the total number of shares outstanding, including net shares issuable upon the exercise of stock options. Pacific Growth Equities then calculated the implied enterprise value of Cylink as a result of the merger to be $26.3 million by adding net debt and subtracting net cash and equivalents and cash from the proceeds from the exercise of the options.

        Comparable Company Valuation—Current Trading Multiples.    Pacific Growth Equities compared selected financial data and ratios for Cylink to the corresponding financial data and ratios of a group of selected publicly traded comparable companies. These companies were: Symantec Corporation; CheckPoint Software Technologies Ltd.; Network Associates, Inc.; VeriSign, Inc.; Internet Security Systems, Inc.; Entrust, Inc.; RSA Security Inc.; Secure Computing Corporation; VASCO Data Security International, Inc.; NetScreen Technologies, Inc.; SonicWALL, Inc.; WatchGuard Technologies, Inc.; SafeNet, Inc.; Rainbow Technologies, Inc.; hi/fn, inc.; and Datakey, Inc.

        Pacific Growth Equities analyzed the selected comparable company's enterprise value as multiples of 2001 actual and 2002 and 2003 forecasted calendar year end revenue as compared to Cylink's enterprise value resulting from the merger and found that the multiples for Cylink resulting from the merger are within the range of Cylink's comparable company enterprise value to revenue multiples.

        The following table presents, for the periods indicated, the multiples implied by the ratio of enterprise value to revenue for the comparable companies compared to the multiples resulting for Cylink in the merger. The financial information used in connection with the analysis provided below was derived from publicly available information. The information in the table is based on the closing price of SafeNet and Cylink common stock on October 29, 2002.

Enterprise Value as a Ratio of	Comparable Range	Trimmed Average	Multiple Implied by Transaction for Cylink
2001 Revenue	-0.4x - 7.3x	2.1x	0.5x
2002 Revenue	-0.5x - 6.0x	1.7x	0.9x
2003 Revenue	-0.5x - 5.4x	1.5x	0.8x

        Although the selected companies were used for comparison purposes, none of those companies is directly comparable to Cylink. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies to which they are being compared.

        Comparable Merger and Acquisition Transactions—Multiples Analysis.    Pacific Growth Equities analyzed the enterprise value paid in previous acquisition transactions in the networking software, communications software and other similar technology industry announced or completed since January 1, 2001 through October 29, 2002 as a multiple of last twelve month, or LTM, Revenue, Book Value and Total Assets.

        Pacific Growth Equities reviewed the financial terms, to the extent publicly available, of 49 representative acquisition transactions. The 49 selected transactions, in chronological order of public announcement, were: Vicinity Corp / Microsoft Corp—October 22, 2002, Starbase Corp / Borland Software Corp—October 9, 2002, Interlinq Software Corp / Harland Financial Solutions—August 6, 2002, SilverStream Software Inc. / Novell Inc.—June 10, 2002, SignalSoft Corp / Openwave Systems Inc.—May 29, 2002, Datum Inc. / SymmetriCom Inc.—May 23, 2002, ONTRACK Data International / Kroll Inc.—April 2, 2002, Elantec Semiconductor / Intersil Corp.—March 8, 2002, TRW Inc. / Northrop Grumman Corp.—February 22, 2002, OTG Software Inc. / Legato Systems Inc.—February 20, 2002, Talarian Corp. / TIBCO Software Inc.—January 5, 2002, Elastic Networks Inc. / Paradyne Networks Inc.—December 28, 2001, Alpha Industries / Conexant Systems Inc.-Wireless, December 17, 2001, IKOS Systems Inc. / Mentor Graphics Corp., December 7, 2001, Conestoga Enterprises Inc. / D&E Communications Inc., November 21, 2001, NetSilicon Inc. / Digi International, October 30, 2001, PRI Automation Inc. / Brooks Automation Inc., October 24, 2001, Zengine Inc. / MCSi Inc., October 5, 2001, Sage Inc. / Genesis Microchip Inc., September 28, 2001, Illuminet Holdings Inc. / VeriSign Inc., September 24, 2001, Luminet Inc. / MRV Communications Inc., September 13, 2001, Data Critical Corp. / GE Medical Systems, July 19, 2001, On2com Inc. / RealNetworks Inc., July 18, 2001, SCI Systems Inc. / Sanmina Corp., July 16, 2001, Microware Systems

Corp. / RadiSys Corp., July 2, 2002, Microtest Inc. / Fluke Networks, June 13, 2001, Remedy Corp. / Peregrine Systems Inc., June 11, 2001, Juno Online Services Inc. / Netzero Inc., June 7, 2001, C-bridge Internet Solutions / Excelon Corp., May 23, 2001, Unigraphics Solutions Inc. / Electronic Data Holdings PLC, May 23, 2001, Sawtek Inc. / TriQuint Semiconductor Inc., May 15, 2001, Proxicom Inc. / Dimension Data Holdings PLC, May 7, 2001, Telemate Net Software Inc. / Verso Technologies Inc., May 7, 2001, Proxicom Inc. / Compaq Computer Corp., April 26, 2001, Exigent International Inc. / Harris Corp., April 3, 2001, Interland Inc. / Micron Electronics Inc., March 23, 2001, CUseeMe Networks Inc. / First Virtual Communications, March 22, 2001, Kent Electronics Corp. / Avnet Inc., March 22, 2001, Sequoia Software Corp. / Citrix Systems Inc., March 21, 2001, Cambridge Technology Partners / Novell Inc., March 12, 2001, Extended Systems Inc. / Palm Inc., March 6, 2001, Siliconix Inc. / Vishay Intertechnology Inc, March 5, 2001, Efficient Networks Inc. / Siemens Information and Communications Group, February 22, 2001, Agile Software Corp. / Ariba Inc., January 29, 2001, Command Systems Inc. / ICICI Infotech Inc., January 26, 2001, Netopia Inc. / Proxim Inc., January 23, 2001, WebTrends Corp. / NetIQ Corp., January 17, 2001, Allaire Corp. / Macromedia Inc., January 16, 2001, and Xircom Inc. / Intel Corp., January 15, 2001.

        Pacific Growth Equities compared the multiples for the target companies in the selected transactions to the multiples implied for Cylink in the merger and found that the multiples implied for Cylink in the merger are within the range of comparable company merger and acquisition multiples.

        The following table presents, for the periods indicated, the multiples for the target companies in the selected transactions as compared to the multiple implied for Cylink in the merger.

Enterprise Value as a Ratio of	Comparable Range	Trimmed Average	Multiple Implied by Transaction for Cylink
LTM Revenue	0.2x - 47.7x	3.5x	0.8x
Book Value	0.1x - 11.2x	3.0x	1.1x
Total Assets	0.1x - 9.1x	2.0x	0.7x

        All multiples for these comparable transactions were based on public information available at the time of the announcement of such transaction, without taking into account specific market and other conditions during the period during which these comparable transactions occurred.

        Comparable Merger and Acquisition Transactions—Premiums Paid Analysis.    Pacific Growth Equities analyzed the premium of the offer price over the trading prices one trading day, one week and four weeks prior to the announcement date of the 49 selected transactions.

        Pacific Growth Equities compared the premiums for the target companies in the selected transactions to the premiums implied for Cylink in the merger and found that the premiums implied for Cylink in the merger are within the range of comparable company merger and acquisition premiums.

        The following table presents, for the periods indicated, the premiums for the target companies in the selected transactions compared to the premiums implied for Cylink in the merger. The information in the table is based on the closing price of SafeNet and Cylink common stock on October 29, 2002.

Premiums Paid to Stock Price	Comparable Range	Trimmed Average	Premium Implied in Transaction
One Day Prior to Announcement	-6.7% - 243.8%	49.2%	137.8%
One Week Prior to Announcement	3.3% - 261.4%	59.3%	147.5%
Four Weeks Prior to Announcement	-53.3% - 264.1%	65.9%	136.4%

        All premiums for these comparable transactions were based on public information available at the time of the announcement of such transaction, without taking into account specific market and other conditions during the period during which these comparable transactions occurred.

        Historical Exchange Ratio Analysis.    Pacific Growth Equities performed an analysis comparing the exchange ratios provided for in the merger with the historical exchange ratios for Cylink common stock and SafeNet common stock. The historical exchange ratios were calculated by dividing the average per share closing prices of Cylink common stock by the average per share closing prices of SafeNet common stock on October 29, 2002 and during the 7 day, 15 day, 30 day, 60 day, 90 day, 120 day, 180 day and 1 year trailing average ended October 29, 2002. The table below illustrates the ratios for those periods and the premium or discount implied by the exchange ratio in the merger to those historical exchange ratios.

	Stock Prices		Implied Historical Exchange Ratio @ no Premium	Premium/ Discount % to Implied Exchange Ratio
Trading Days
	SafeNet	Cylink
Implied Deal Metrics	$19.020	$0.951	0.050
7 Day Trailing Average:	$18.856	$0.384	0.020	145.3%
15 Day Trailing Average:	$17.013	$0.381	0.022	123.4%
30 Day Trailing Average:	$16.215	$0.402	0.025	101.6%
60 Day Trailing Average:	$17.392	$0.454	0.026	91.5%
90 Day Trailing Average:	$16.836	$0.551	0.033	52.9%
120 Day Trailing Average:	$15.892	$0.607	0.038	30.8%
180 Day Trailing Average:	$15.221	$0.891	0.059	-14.5%
1 Year Trailing Average:	$15.154	$1.332	0.088	-43.1%

Current-Share Price as of October 29, 2002	$19.020	$0.400	0.021	137.8%

        Contribution Analysis.    Pacific Growth Equities analyzed the revenue and gross profit contribution of SafeNet and Cylink to the combined entity as compared to SafeNet's and Cylink's percentage ownership of the combined company resulting from the merger. Pacific Growth Equities analyzed the revenue and gross profit contribution of SafeNet and Cylink for the following periods: (1) the latest reported twelve months, or LTM, (2) estimated calendar year 2002, and (3) estimated calendar year 2003. This analysis was based upon the historical and projected financial results of SafeNet and Cylink obtained from SafeNet's and Cylink's management.

        We note in our analysis that SafeNet's percentage ownership of the combined company resulting from the exchange ratio is greater than its respective financial contribution for the given periods indicated.

        The following table presents the SafeNet financial contribution to the combined entity as compared to its percentage ownership resulting from the merger.

SafeNet Financial Contribution to Combined Company	LTM - 2003 Projected Contribution Range	Trimmed Average	% Ownership Implied by Transaction
Revenue	44.1% - 59.6%	52.3%	84.0%
Gross Profit	45.5% - 60.3%	54.0%	84.0%

        Analysis of Discounted Cash Flow.    Pacific Growth Equities performed a discounted cash flow analysis to estimate the present value of the unlevered free cash flows that Cylink could generate during fiscal years 2002 through 2006. The range of estimated terminal values was calculated by applying enterprise value to revenue terminal value multiples ranging from 1.1x to 1.9x to Cylink's projected 2006 revenue. The present value of the cash flows and terminal values was calculated using discount rates ranging from 5% to 15% which were selected based on the estimated industry weighted average cost of capital. This analysis was based upon assumptions and projections supplied by and discussions held with the management of SafeNet and Cylink. Utilizing this methodology, the implied enterprise value of Cylink ranged from $11.0 million to $55.2 million. We note in our analysis that the enterprise value of Cylink implied in the merger is within the range of enterprise values based on the discounted cash flow for Cylink. Because the discounted terminal value accounted for such a high percentage of the discounted present value of Cylink, Pacific Growth Equities did not ascribe significance to this analysis in reaching its opinion.

        While the foregoing summary describes analyses and factors that Pacific Growth Equities deemed material in its presentation to SafeNet's Board of Directors, it is not a comprehensive description of all analyses and factors considered by Pacific Growth Equities. To the extent that any quantitative information set forth in this opinion is based on market data or internal financial forecasts prepared by the management of SafeNet or Cylink, such quantitative information is based on such market data and financial forecasts as they existed at or about October 29, 2002 and is not necessarily indicative of current conditions. Each analysis has inherent strengths and weaknesses and the nature of the available information may further affect the value of a particular analysis. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the applications of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description or partial analysis. Pacific Growth Equities believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors as a whole, could create an incomplete view of the evaluation process underlying Pacific Growth Equities' opinion. In performing its analyses, Pacific Growth Equities considered general economic, market and financial conditions and other matters, many of which are beyond the control of Cylink and SafeNet. The analyses performed by Pacific Growth Equities are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. The opinion does not predict or take into account any changes that could occur or information that could become available. Accordingly such analyses are subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business or securities actually may be sold.

        Pursuant to a letter agreement dated July 26, 2002 between SafeNet and Pacific Growth Equities, as subsequently amended, Pacific Growth Equities is entitled to receive a fee upon delivering its opinion, whether or not the opinion is favorable, as well as an additional fee for its financial advisory services contingent upon consummation of the merger. In addition to the fees provided for above, SafeNet agreed to promptly reimburse Pacific Growth Equities, upon request, for all of Pacific Growth Equities' reasonable and accountable out-of-pocket expenses (including, without limitation, travel expenses, charges for public reference documents and database services, statistical analysis data and legal fees and expenses) incurred by Pacific Growth Equities in connection with the performance of its services under the letter agreement, up to a maximum of $50,000. SafeNet has agreed to indemnify Pacific Growth Equities and its directors, officers, agents, employees and controlling persons, for certain costs, expenses, losses, claims, damages and liabilities related to or arising out of its rendering of services under its engagement.

        Pacific Growth Equities may from time to time trade the securities of Cylink and/or SafeNet for its own accounts or the accounts of Pacific Growth Equities customers and, accordingly, may at any time hold long or short positions in the securities.

        The SafeNet Board of Directors retained Pacific Growth Equities based upon Pacific Growth Equities' qualifications, reputation, experience and expertise. Pacific Growth Equities, as a customary part of it investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public equity underwritings, private placements and valuations for corporate and other purposes. Pacific Growth Equities maintains a market in the common stock of many publicly traded internet-related and other companies and regularly publishes research reports regarding companies in the internet-related industry and publicly traded companies in the internet-related industry. In the ordinary course of business, Pacific Growth Equities acts as a market maker and broker in the publicly traded securities of SafeNet and receives customary compensation in connection with those trading activities and also provides research coverage for SafeNet.

Interests of Cylink's Officers and Directors in the Merger.

        Certain of Cylink's Directors and officers may have interests in the merger that may be different from, or in addition to, their interest as Cylink shareholders. You should be aware of those interests when considering the unanimous recommendation of the Cylink Board that Cylink shareholders vote to adopt the merger agreement and approve the merger at the Cylink special meeting. The members of the SafeNet and Cylink Board of Directors knew about these additional interests and considered them when they approved the merger agreement.

        Specifically, the Directors and officers of Cylink participate in arrangements and have continuing indemnification against liabilities that provide them with interests in the merger that are different from, or in addition to, yours, including the following:

        As of December 26, 2002, the Directors and executive officers of Cylink owned stock options to purchase an aggregate of approximately 2,975,610 shares of Cylink common stock, of which approximately 749,604 are unvested. If the merger is completed, approximately 613,958 shares underlying unvested options will accelerate and become immediately exercisable. All of the unvested options held by Directors of Cylink will be cancelled in the merger.

        As of December 26, 2002, the Directors and executive officers of Cylink, who beneficially own 24% of all outstanding shares of common stock entitled to vote at the special meeting on February 5, 2003, have agreed to vote in favor of the merger.

        Each of Cylink's executive officers are entitled to severance packages under his respective employment agreement with Cylink in the event of termination without cause or constructive termination of their position. Under these employment agreements, upon the closing of the merger, each executive will be entitled to all earned salary and accrued vacation time. In addition, following the merger, all of the outstanding, unvested, in-the-money options held by Cylink's executive officers will vest no later than the first anniversary of the merger or termination of their employment, whichever occurs earlier. Specifically, assuming the termination of the officer's employment with Cylink at the time of the closing of the merger, the Cylink officers identified below will receive the following benefits:

        Mr. Crowell.    Mr. Crowell will receive a severance payment of $340,000, to be paid in twelve monthly installments following termination of his employment, plus a severance amount equal to the premiums for Mr. Crowell's and his dependents' COBRA coverage for Cylink's health insurance plan during such one year period. As noted below, this is a $60,000 reduction from the severance otherwise required by his employment agreement. In addition, in accordance with his employment agreement, in the event of the consummation of the merger, Mr. Crowell is entitled to forgiveness of his outstanding loan owed to Cylink, which is equal to $1,111,123.34 as of the date of this filing.

        In accordance with an amendment to Mr. Crowell's employment agreement authorized by Cylink's Board of Directors on October 30, 2002, as described in greater detail below, a special bonus of $550,000 will be paid to Mr. Crowell, less withholding taxes as required by law, provided the merger agreement is not terminated by the parties prior to December 30, 2002. If at the time the special bonus is paid, Mr. Crowell has not repaid his loan, Mr. Crowell will pay $550,000 to Cylink as a partial satisfaction of the loan, and the outstanding amount of the loan balance will be adjusted to reflect this partial payment. In the event the merger agreement is terminated after December 31, 2002, the $550,000 special bonus will be applied against all future severance payments, consulting payments and other payments upon termination of employment owed to Mr. Crowell from Cylink. The remaining balance of the loan will be forgiven at the time of closing of the merger. In the event the loan has been prepaid, a bonus equal to the amount of all prepayments of the loan, less the $550,000 special bonus, will be paid to Mr. Crowell at closing.

        Pursuant to his employment agreement, SafeNet has agreed to retain Mr. Crowell, following termination of his employment agreement with Cylink, for a period of one year, under a separate consulting agreement with SafeNet. Under this consulting agreement, SafeNet will pay Mr. Crowell a minimum amount equal to $60,000. Mr. Crowell and SafeNet will execute such consulting agreement prior to the closing of the merger and such agreement will contain such terms as agreed to by Mr. Crowell and SafeNet. All of Mr. Crowell's outstanding, unvested, and in-the-money options (representing 187,500 options as of December 26, 2002) will continue to vest in accordance with their terms during the period of his consultant's agreement with SafeNet.

        On October 8, 2002, the Cylink Board of Directors authorized payment of Mr. Crowell's accrued and outstanding minimum contract bonus in the amount of $100,000 for services rendered to Cylink by Mr. Crowell in 2001. In addition, in accordance with the employment agreement amendment described below, prior to December 31, 2002, Mr. Crowell will also be entitled to payment of his minimum contract bonus in the amount of $100,000, for services rendered to Cylink in 2002.

        At the October 30, 2002 Cylink Board meeting, the Cylink Directors authorized Cylink's officers to execute an amendment to Mr. Crowell's employment agreement with Cylink. The amendment to Mr. Crowell's employment contract was a condition for SafeNet entering into the merger transaction with Cylink, and a prerequisite for Cylink's shareholders to realize the benefits of the merger. The amendment to Mr. Crowell's employment agreement provides that: (i) Cylink will owe no bonus to Mr. Crowell for any services rendered in 2003; (ii) payment of Mr. Crowell's minimum annual bonuses equal to $100,000 for 2001 and $100,000 for 2002, prior to the end of calendar year 2002; (iii) payment of a special bonus to Mr. Crowell equal to $550,000 (subject to withholding of all taxes required by law), prior to December 30, 2002 (if the merger agreement has not been terminated as of such date), which amount shall be applied by Mr. Crowell as partial payment of Mr. Crowell's outstanding loan owed to Cylink, unless such loan has been prepaid in its entirety prior to such date; (iv) Mr. Crowell's severance payments following termination of his employment will be reduced by $60,00.00; (v) Mr. Crowell agrees to exercise prior to December 30, 2002, a number of his vested options to acquire Cylink stock sufficient to generate a minimum of $60,000.00 of federal taxable income; (vi) in the event Mr. Crowell's compensation and termination benefits are deemed by counsel and qualified accountants to exceed the threshold of Internal Revenue Code Section 280(g), Mr. Crowell agrees to a reduction of his termination benefits up to the amount of $50,000.00; (vii) in the event Mr. Crowell, notwithstanding his agreement to reduce his benefits by up to $50,000.00, is still liable for any excise tax, Cylink shall increase his compensation by the amount of the excise tax, but without further "gross ups"; (viii); Cylink shall retain a qualified appraiser (at a cost not to exceed $15,000.00) to determine the value of Mr. Crowell's no-compete and non-solicitation obligations owed to Cylink; and (ix) Mr. Crowell's unvested options shall continue to vest during the term of his consulting agreement with SafeNet and shall not be accelerated at the time of any change in control thereafter.

        Mr. Breeden.    In accordance with his employment agreement, Mr. Breeden will receive a severance payment in the amount of $127,500, to be paid in six monthly installments following termination of his employment, plus a severance payment equal in amount to the premiums for his COBRA coverage for Cylink's health insurance plan during such six month period. In addition, at the time of the closing of the merger, Mr. Breeden will receive payment of a bonus in the amount of $28,000 for services rendered to Cylink by Mr. Breeden in 2002, which represents a $42,000 reduction in his target bonus for that year.

        All of Mr. Breeden's outstanding, unvested, and in-the-money options (representing 69,375 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        Mr. Chillingworth.    In accordance with his employment agreement, Mr. Chillingworth will receive a severance payment in the amount of $130,000, to be paid in six monthly installments following termination of his employment, plus a severance payment equal in amount to the premiums for his COBRA coverage for Cylink's health insurance plan during such six month period.

        Mr. Chillingworth also received a bonus in the amount of $100,000 on November 4, 2002. Such bonus was awarded to Mr. Chillingworth as a special bonus for his dedication in negotiating a restructuring of Cylink's lease of its principle offices in Santa Clara, California, and because this lease restructuring is a condition to closing the merger, pursuant to the merger agreement.

        At the time of the closing of the merger, Mr. Chillingworth will also receive payment of a bonus in an amount equal to $28,000, for services rendered by Mr. Chillingworth to Cylink in 2002, which represents a $72,000 reduction in his target bonus for that year.

        All of Mr. Chillingworth's outstanding, unvested, and in-the-money options (representing 69,375 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        Ms. Drew.    In accordance with her employment agreement, Ms. Drew will receive a severance payment in the amount of $89,935, to be paid in six monthly installments following termination of her employment, plus a severance payment equal in amount to the premiums for her COBRA coverage for Cylink's health insurance plan during such six month period.

        At the time of the closing of the merger, Ms. Drew will also receive payment of a bonus in an amount equal to $19,500, for services rendered by Ms. Drew in 2002, which represents a $25,500 reduction in her target bonus for that year.

        All of Ms. Drew's outstanding, unvested, and in-the-money options (representing 31,875 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        Mr. Fougner.    In accordance with his retention agreement with Cylink, Mr. Fougner will receive a severance payment in the amount of $256,153, to be paid immediately upon termination of his employment, plus a severance payment in an amount equal to the premiums for his COBRA coverage for Cylink's health insurance plan during the twelve month period following the termination of his employment.

        At the time of the closing of the merger, Mr. Fougner will also receive a special bonus equal in amount to the amount of certain bonuses and salary withheld by Cylink in prior periods, which amount as of November 1, 2002 is equal to $110,962. In addition, at the time of closing, Mr. Fougner will receive payment of a bonus equal to $23,000 for services rendered by Mr. Fougner in 2002, which represents a $47,000 reduction in his target bonus for that year.

        All of Mr. Fougner's outstanding, unvested, and in-the-money options (representing 63,750 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        Upon termination of his employment with Cylink, Mr. Fougner is also entitled to the transfer of title of a Cylink owned vehicle, a laptop computer and certain periphial equipment, and a two year consulting contract. All of Mr. Fougner's options will remain outstanding and exercisable during the term of this consulting agreement and no minimum amount of consulting services are to be owed to Cylink under this consulting agreement.

        Mr. Reilly.    In accordance with his employment agreement, Mr. Reilly will receive a severance payment in the amount of $92,500, plus an amount equal to any additional performance bonus earned pursuant to Cylink's policies during the prior six month period, to be paid in six monthly installments following termination of his employment.

        All of Mr. Reilly's outstanding, unvested, and in-the-money options (representing 132,083 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        Mr. Walsh.    In accordance with his employment agreement, Mr. Walsh will receive a severance payment in the amount of $110,000, to be paid in six monthly installments following termination of his employment, plus a severance payment equal in amount to the premiums for his COBRA coverage for Cylink's health insurance plan during such six month period.

        At the time of closing, Mr. Walsh will receive payment of a bonus in an amount equal to $25,500 for services rendered by Mr. Walsh to Cylink in 2002, which represents a $39,500 reduction in his target bonus for that year.

        All of Mr. Walsh's outstanding, unvested, and in-the-money options (representing 60,000 options as of December 26, 2002) will be accelerated and become fully vested at the time of closing.

        SafeNet is obligated to notify each of the above Cylink executives prior to the date of closing of SafeNet's decision whether or not to continue such executive's employment with Cylink under such executive's existing employment agreement after the closing. In the event SafeNet notifies an executive that it does not intend to continue his employment, or the executive is otherwise entitled to terminate his agreement for good reason at the time of the closing, SafeNet has agreed to guarantee payment of the foregoing severance obligations.

        Upon completion of the merger, SafeNet and Cylink may enter into employment arrangements with some of the executive officers of Cylink which, among other things, may include grants of additional options by SafeNet. SafeNet and certain members of Cylink's management are currently discussing the possibility of employment; however, the parties have not yet reached agreement on any material employment terms. SafeNet expects that any executive officers of Cylink that are offered employment would be offered employment according to SafeNet's standard terms of employment with additional terms to be agreed upon by the parties.

        The Directors and officers of Cylink may therefore be more likely to vote to approve the merger agreement and the merger than if they did not have these interests.

        Indemnification and Directors' and Officers' Insurance.    Under their existing indemnity agreements with Cylink, Cylink's Directors and officers are entitled to be held harmless and to be indemnified by Cylink against liabilities arising out of their services as an officer or Director of Cylink. Pursuant to the merger agreement, the surviving corporation in the merger has agreed to purchase directors' and officers' liability insurance to cover any such liabilities of the past officers and Directors of Cylink for the six year period following the consummation of the merger, provided that the surviving company is not be obligated to pay premiums for such insurance in excess of 150% of the current annual cost paid by Cylink for such insurance.

Completion and Effectiveness of the Merger.

        SafeNet and Cylink will complete the merger when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger agreement and the merger by the shareholders of Cylink and adoption of the merger agreement and approval of the issuance of SafeNet common stock thereunder by the SafeNet stockholders. The merger will become effective on the filing of the agreement of merger with the State of California. SafeNet and Cylink are working towards completing the merger as quickly as reasonably possible. For a complete description of the conditions that must be satisfied or waived prior to the consummation of the merger, see "Terms of the Merger Agreement—Conditions to Completion of the Merger," beginning on page 100 of this proxy statement/prospectus.

Management of Cylink after the Merger.

        After the merger, Cylink will continue to operate as a subsidiary of SafeNet. Employees of Cylink who are retained by SafeNet will continue as employees of the surviving corporation or of SafeNet.

Management of SafeNet after the Merger.

        The management of SafeNet after the transactions will remain unchanged. Information about the current Directors and executive officers of SafeNet can be found in SafeNet's Form 10-K for the year ended December 31, 2001, which is incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" beginning on page 131 of this proxy statement/prospectus.

Material Federal Income Tax Consequences.

        The following discussion sets forth the material U.S. federal income tax considerations of the merger to holders of shares of Cylink common stock who exchange their shares of Cylink common stock for SafeNet shares in the merger. This discussion and the tax opinions described below are based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury regulations, administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect. Any such change could alter the tax consequences described in this summary and the tax opinions described below.

        This discussion of material federal income tax consequences of the merger is not intended to provide a complete analysis or description of all potential federal income tax consequences of the merger. It does not address all aspects of federal income taxation that may be important to a holder of shares of Cylink common stock in light of that shareholder's particular circumstances or to a shareholder subject to special rules, such as:

  •
  A foreign entity or an individual shareholder who is not a citizen or resident of the United States;

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  A financial institution or insurance company;

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  A tax-exempt organization;

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  A dealer or broker in securities;

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  A shareholder who is subject to the alternative minimum tax provisions of the Code;

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  A shareholder whose shares are qualified small business stock for purposes of Section 1202 of the Code;

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  A shareholder who holds shares of Cylink common stock as part of a hedge, appreciated financial position, straddle, constructive sale or conversion transaction;

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  A shareholder who acquired shares of Cylink common stock pursuant to the exercise of incentive stock options or who holds shares of Cylink common stock that are subject to a substantial risk of forfeiture; or

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  A shareholder who does not hold shares of Cylink common stock as capital assets.

        In addition, this discussion does not address any state, local or foreign income tax or non-income tax consequences of the merger or of any transactions effectuated prior or subsequent to, or concurrently with, the merger (whether or not any such transactions are undertaken in connection with the merger). SafeNet urges holders of shares of Cylink common stock to consult their own tax advisors to determine the particular federal income tax or other tax consequences to them of the merger.

        Qualification of the Merger as a Reorganization.    Subject to the assumptions and limitations discussed in such opinions and in the discussion below, in the opinion of Venable, Baetjer and Howard, LLP, counsel to SafeNet, and of Morrison & Foerster LLP, counsel to Cylink, the transaction will be treated for federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code if the merger is completed under the current terms of the merger agreement. These legal opinions are filed as exhibits to the registration statement on Form S-4 of which this proxy statement/prospectus forms a part. Based upon the qualification of the merger as a "reorganization" as described above, the following federal income tax consequences will generally result:

  •
  Holders of Cylink common stock will not recognize any gain or loss upon the exchange of their shares solely for shares of SafeNet common stock (except with respect to cash, if any, received in lieu of fractional shares of SafeNet common stock);

  •
  If a holder of shares of Cylink common stock receives cash in lieu of fractional shares of SafeNet common stock, such holder will be treated as having received the cash in redemption of the SafeNet fractional share interest. Assuming that, immediately after the merger, the holder owns a minimal interest in SafeNet, exercises no control over SafeNet and, as a result of the deemed redemption and after giving effect to certain constructive ownership rules, experiences an actual reduction in the holder's interest in SafeNet, the shareholder will recognize gain or loss equal to the difference, if any, between the amount of cash received and the portion of the tax basis of that holder's shares of Cylink common stock allocable to that fraction of a share. Otherwise, the cash payment may be taxable to the holder as a dividend. Any capital gain or loss will be long-term capital gain or loss if the holder of shares of Cylink common stock has held the shares of Cylink common stock exchanged for that fraction of a SafeNet share for more than one year at the time the shares of Cylink common stock are accepted at the completion of the merger;

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  A holder of shares of Cylink common stock will have a tax basis in the SafeNet shares received in the merger (including any fraction of a share of SafeNet stock deemed received) equal to the tax basis in the shares of Cylink common stock surrendered by that shareholder in the merger;

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  The holding period for SafeNet shares received in exchange for shares of Cylink common stock in the merger will include the holding period for shares of Cylink common stock surrendered in the merger; and

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  No gain or loss will be recognized by SafeNet, Sapphire Acquisition Corp. or Cylink solely as a result of the merger.

        Cylink shareholders, if any, who receive a payment for their Cylink shares as a result of the exercise of dissenters' rights generally should recognize capital gain or loss based upon the difference between the amount realized and their basis in their Cylink shares, provided that the payment is not essentially equivalent to a dividend. A sale of Cylink shares pursuant to an exercise of appraisal or dissenters' rights will generally not be essentially equivalent to a dividend if, as a result of such exercise, the shareholders exercising dissenters' rights own no Cylink common stock or SafeNet common stock (either actually or constructively within the meaning of Section 318 of the Code) immediately after the merger. If, however, a shareholder's sale of Cylink shares for cash pursuant to an exercise of dissenters' rights is essentially equivalent to a dividend, then such shareholder may recognize ordinary income for federal income tax purposes in an amount equal to the entire amount of cash so received.

        Tax Opinions.    The completion of the merger is conditioned upon the receipt by SafeNet and Cylink of tax opinions from Venable, Baetjer and Howard, LLP and Morrison & Foerster LLP, respectively, dated as of the closing date of the merger, in each case stating that the merger will constitute a "reorganization" under Section 368(a) of the Code. These opinions, and the opinions contained herein, are based upon representations and covenants made by SafeNet and Cylink, including representations in certificates of officers of SafeNet and Cylink delivered to tax counsel on or before the date of the issuance of the relevant opinion, and upon certain assumptions, including the absence of changes in facts or in law between the date of the delivery of the representations and the completion of the merger. If any of those representations, covenants or assumptions is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. The opinions of counsel are based on law existing and in effect as of the date of each opinion, and future legislation, regulations, administrative interpretations and court decisions could change current law or adversely affect existing interpretations of current law, in each case potentially on a retroactive basis. Furthermore, Venable, Baetjer and Howard LLP's and Morrison & Foerster LLP's opinions represent only their best judgment of the tax consequences of the merger. Such opinions will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service or the courts from adopting a contrary position. Neither Cylink nor SafeNet intends to obtain a ruling from the Internal Revenue Service with respect to the tax consequences of the merger. Accordingly, it is possible that the merger may not qualify as a reorganization, and the tax consequences of the merger could differ materially from those summarized above.

        The condition that Cylink and SafeNet receive legal opinions dated as of the date of the completion of the merger may be waived in writing by the parties. In the event that these tax opinions are withdrawn or otherwise not delivered at the closing, or if the condition is waived, the vote of the Cylink shareholders will be resolicited if the federal income tax consequences to them are determined to be materially different from those described above under "Qualification of the Merger as a Reorganization." In brief, however, if the merger were not treated as a reorganization, the Cylink shareholders would recognize taxable gain or loss with respect to each share of Cylink common stock surrendered equal to the difference between each shareholder's basis in such share and the fair market value, as of the date of the merger, of the SafeNet stock received in exchange therefor (including any cash received in lieu of a fractional share of stock). In such event, a Cylink shareholder's aggregate basis in the SafeNet stock so received would equal its fair market value, and the holding period of such stock would begin the day after the date of the merger.

        SafeNet urges each holder of shares of Cylink common stock to consult his or her own tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences of the merger.

Accounting Treatment.

        SafeNet will account for the merger as a purchase under accounting principles generally accepted in the United States. Under the purchase method of accounting, the assets and liabilities of Cylink will be recorded, as of the completion of the merger, at their respective fair values and added to those of SafeNet. Reported financial condition and results of operations of SafeNet reported after completion of the merger will reflect Cylink's balances and results after completion of the merger, but will not be restated retroactively to reflect the historical financial position or results of operations of Cylink.

Following the completion of the merger, the earnings of the combined company will reflect purchase accounting adjustments.

Regulatory Approvals.

        Other than the Securities and Exchange Commission declaring SafeNet's registration statement on Form S-4 relating to this merger effective and the filing of an agreement of merger under California law with respect to the merger, SafeNet does not believe that any additional material governmental filings are required with respect to the merger and the other transactions contemplated by the merger agreement.

Approval of the Merger.

        Under California law, the approval of the Board of Directors of Cylink and the affirmative vote of holders of at least a majority of the shares of Cylink common stock outstanding on the record date are required to approve the merger agreement and the merger. At its meeting on October 30, 2002, Cylink's Board of Directors unanimously approved the merger agreement and the merger. SafeNet stockholders are required to approve the issuance of shares of SafeNet common stock pursuant to the merger under the rules of the Nasdaq National Market because the number of shares of SafeNet common stock that SafeNet is obligated to issue in the merger is expected to exceed 20% of the SafeNet common stock outstanding before the merger. Under the Nasdaq rules, Delaware law and SafeNet's certificate of incorporation, the affirmative vote of holders of at least a majority of the shares of SafeNet common stock present in person or by proxy at a meeting at which there is a quorum is required to approve the issuance of shares of SafeNet common stock pursuant to the merger.

Appraisal Rights.

        The following summary of the statutory procedure to be followed by a dissenting Cylink shareholder in order to exercise his, her or its appraisal or dissenters' rights under Chapter 13 of the California Corporations Code is not a complete statement of the law relating to dissenters' rights and is qualified in its entirety by reference to the full text of Chapter 13 of the California Corporations Code. This discussion and Chapter 13 of the California Corporations Code should be reviewed carefully by any Cylink shareholder who wishes to exercise statutory dissenters' rights or who wishes to preserve the right to do so, because failure to comply with the procedures set forth in Chapter 13 of the California Corporations Code will result in the loss or waiver of dissenters' rights. A copy of Chapter 13 of the California Corporations Code is attached to this proxy statement/prospectus as Annex E and is incorporated in this document by reference.

        If the merger agreement and the merger are approved by the required vote of Cylink shareholders, each Cylink shareholder who DOES NOT vote in favor of the merger agreement and the merger and who follows the procedures set forth in Chapter 13 of the California Corporations Code will be entitled to exercise dissenters' rights under the California Corporations Code and thereby have his, her or its Cylink shares purchased by Cylink for cash at the fair market value of the Cylink shares. A shareholder who exercises his, her or its dissenters' rights loses the right to receive shares of SafeNet common stock.

        If the dissenting shareholder's shares are outstanding as of the record date and if the merger is approved, then the dissenting shareholder may, by complying with the provisions of Chapter 13 of the California Corporations Code, require Cylink to purchase each share not voted in favor of the merger for cash at fair market value. The fair market value of Cylink shares will be determined as of the day before the first announcement of the terms of the proposed merger, excluding any appreciation or depreciation in consequence of the proposed merger (i.e. valuing the Cylink shares as if the merger had not occurred), but adjusted for any stock split, reverse stock split or stock dividend that becomes effective thereafter.

        Shares of Cylink common stock must satisfy each of the following requirements to qualify as dissenting shares under California law: (1) the shares of Cylink common stock, immediately prior to the merger, were not listed on any national securities exchange certified by the Commissioner of Corporations or listed on the National Market System of the Nasdaq Stock Market, unless there exists with respect to such shares any restriction on transfer imposed by the corporation or by any law or regulation or if demands for payment are filed with respect to 5% or more of the outstanding shares of that class; (2) the shares of Cylink common stock must have been outstanding on the record date; (3) the shares of Cylink common stock must not have been voted in favor of the merger; (4) the holder of such shares of Cylink common stock must make a written demand that Cylink repurchase such shares of Cylink common stock at fair market value; and (5) the holder of such shares of Cylink common stock must submit share certificates for endorsement.

        Within 10 days after the date of the approval of the merger, Cylink must mail a notice of the approval of the merger to each shareholder who has not voted to adopt and approve the merger agreement and the merger, together with a statement of the price determined by Cylink to represent the fair market value of the Cylink shares, a brief description of the procedure to be followed in order for the shareholder to pursue dissenters' rights, and a copy of Sections 1300 to 1304 of Chapter 13 of the California Corporations Code. The statement of price by Cylink constitutes an offer by Cylink to purchase all properly dissenting shares at the stated amount.

        In order to exercise rights as a dissenting shareholder, within 30 days after the date on which notice of the approval of the merger by the outstanding shares of Cylink common stock is mailed to dissenting shareholders, Cylink must receive a dissenting shareholder's written demand that Cylink repurchase such dissenting shareholder's dissenting shares setting forth the number of dissenting shares held of record by such dissenting shareholder that the dissenting shareholder demands that Cylink purchase, and a statement of what the dissenting shareholder claims to be the fair market value of the dissenting shares as of the day before the announcement of the proposed merger. The statement of the fair market value in such demand by the dissenting shareholder constitutes an offer by the dissenting shareholder to sell the dissenting shares at such price to Cylink. Such holder must also submit to Cylink, within 30 days after the date on which notice of the approval by the outstanding shares was mailed to shareholders, share certificates representing any dissenting shares that the dissenting shareholder demands that Cylink purchase, so that such dissenting shares may either be stamped or endorsed with the statement that the shares are dissenting shares or exchanged for certificates of appropriate denomination so stamped or endorsed.

        If the dissenting shareholder and Cylink agree that the shares qualify as dissenting shares and agree upon the price of the shares, the dissenting shareholder will be entitled to the agreed upon price plus the legal rate of interest on judgments from the date of such agreement, to be paid to the dissenting shareholder within the later of 30 days after the date of such agreement or 30 days after any statutory or contractual conditions to the consummation of the merger are satisfied or waived, subject to surrender, by the dissenting shareholder, of his, her or its certificates representing the dissenting shares to Cylink.

        If the dissenting shareholder and Cylink fail to agree upon the fair market value of the dissenting shares or whether the shares qualify as dissenting shares, the dissenting shareholder may file a complaint in superior court in Santa Clara county within six months after the date on which notice of the approval of the merger is mailed to shareholders requesting that the court determine the fair market value of the dissenting shares and/or whether the shares qualify as dissenting shares. California law provides, among other things, that a dissenting shareholder may not withdraw the demand for payment of the fair market value of dissenting shares unless Cylink consents to such request for withdrawal.

        Under the provisions of Section 500 et seq. and Section 1306 of the California Corporations Code, a California corporation is legally prohibited from purchasing shares of stock through the payment of cash or other property, even if all dissenters' rights conditions are fulfilled, unless the corporation satisfies certain financial conditions. Due to these legal restrictions, Cylink may not be legally able to repurchase all or any dissenting shares of the dissenting shareholders for cash following the merger.

        To the extent that the above-mentioned provisions of the California Corporations Code prohibit cash payments to holders of dissenting shares who exercise and perfect their dissenters' rights, such dissenting shareholders will become creditors of Cylink for an amount equal to the fair market value of their shares as to which the dissenters' rights are perfected plus interest accrued thereon at the legal rate on judgments until the date of payment. The rights of such dissenting shareholders, however, will be subordinate to the rights of all other creditors of Cylink in any liquidation proceeding.

        Dissenting shareholders considering seeking appraisal should be aware that the fair market value of their shares of capital stock, as determined under Chapter 13 of the California Corporations Code, could be more than, the same as or less than the amount that would be paid to them pursuant to the merger agreement. The costs and expenses of the appraisal proceeding will be determined by the court and assessed against Cylink unless the court determines that the dissenting shareholder did not act in good faith in demanding payment of the fair market value of his, her or its shares, in which case such costs and expenses may be assessed against the dissenting shareholder.

        If any Cylink shareholder who demands the purchase of his, her or its shares under Chapter 13 of the California Corporations Code fails to perfect, or effectively withdraws or loses his, her or its right to such purchase, the shares of such holder will be converted into a right to receive the applicable merger consideration with respect thereto in accordance with the terms of the merger agreement.

        Dissenting shares lose their status as dissenting shares and the holders of dissenting shares cease to be dissenting shareholders and cease to be entitled to require Cylink to purchase their shares if (1) the merger is abandoned; (2) the shares are transferred prior to their submission for the required endorsement; (3) the dissenting shareholder and Cylink do not agree upon the status of the shares as dissenting shares or do not agree on the purchase price, but neither Cylink nor the shareholder files a complaint or intervenes in a pending action within six months after mailing of the notice of approval of the merger; or (4) with Cylink's consent, the shareholder delivers to Cylink a written withdrawal of such shareholder's demand for purchase of his, her or its shares.

        Except as expressly limited by provisions of California law pertaining to dissenters' rights, holders of dissenting shares continue to have all the rights and privileges incident to their shares until the fair market value of their shares is agreed upon or determined.

        Failure to follow the steps required by Chapter 13 of the California Corporations Code for perfecting dissenters' rights may result in the loss of such rights (in which event a shareholder will be entitled to receive the applicable merger consideration with respect to such dissenting shares in accordance with the merger agreement). In view of the complexity of the provisions of Chapter 13 of the California Corporations Code, Cylink shareholders who are considering objecting to the merger should consult their own legal advisors.

Relationships between SafeNet and Cylink.

        Except as described under the section below titled "The Voting Agreements" beginning on page 107 of this proxy statement/prospectus, or as otherwise described in this proxy statement/prospectus, neither SafeNet nor, to the best of SafeNet's knowledge, any of its Directors, executive officers or other affiliates has any contract, arrangement, understanding or relationship with any other person with respect to any securities of Cylink, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as described in this proxy statement/prospectus, there have been no contacts, negotiations or transactions since January 1, 1997 between SafeNet or, to the best of SafeNet's knowledge, any of its Directors, executive officers or other affiliates on the one hand, and Cylink or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, a tender offer or other acquisition of securities, an election of Directors, or a sale or other transfer of a material amount of assets. Neither SafeNet nor, to the best of SafeNet's knowledge, any of its Directors, executive officers or other affiliates has since January 1, 1997 had any transaction with Cylink or any of its officers, Directors or affiliates that would require disclosure under the rules and regulations of the Securities and Exchange Commission applicable to the merger.

        Neither SafeNet nor, to the best of SafeNet's knowledge, any of its Directors, executive officers or other affiliates beneficially owns or has any right to acquire, directly or indirectly, any shares of Cylink common stock.

        Neither SafeNet nor, to the best of SafeNet's knowledge, any of its Directors, executive officers or other affiliates has effected any transaction in shares of Cylink common stock during the past 60 days.

Restrictions on Resale of SafeNet Common Stock by Affiliates.

        The issuance of SafeNet shares to Cylink shareholders in connection with the merger has been registered under the Securities Act. Such shares may be traded freely and without restriction by those Cylink shareholders who are not deemed to be Cylink "affiliates," as that term is defined under the Securities Act, at the time the merger agreement is submitted for approval by the Cylink shareholders at the special meeting. An affiliate of Cylink is a person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Cylink. Any subsequent transfer of SafeNet common stock issued in the merger by any Cylink affiliate will, under existing law, require one of the following:

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  Registration of the transfer under the Securities Act;

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  Compliance with Rule 145 under the Securities Act, which allows limited sales under specified circumstances; or

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  Availability of another exemption from registration.

        Cylink's affiliates have executed written agreements to the effect that they will not offer, sell or otherwise dispose of any of the shares of SafeNet common stock issued to them in the merger in violation of the Securities Act or the rules and regulations promulgated thereunder.

        This registration statement, including this proxy statement/prospectus, does not cover any resales of SafeNet common stock by former Cylink shareholders, including SafeNet common stock issuable upon the exercise of any assumed options or warrants to be received by Cylink shareholders upon completion of the merger. No person is authorized to make use of this proxy statement/prospectus in connection with any resale of SafeNet securities received by them in the merger.

Anti-Dilution Adjustments.

        If between October 30, 2002 and the effective date of the merger, the outstanding shares of SafeNet common stock or Cylink common stock are changed into a different number of shares because of any reclassification, recapitalization, split-up, combination or other like change, increase or decrease, or exchange of shares, or if any dividend payable in stock or other securities is declared on such shares with a record date within this period, the merger agreement requires that the exchange ratio be adjusted accordingly to provide the same economic effect as contemplated by the merger agreement before such reclassification, recapitalization, split-up, combination, change, exchange or dividend.

Exchange of Certificates.

        SafeNet has agreed to deposit the certificates representing the shares of SafeNet common stock to be issued under the merger agreement and cash to be paid instead of fractional shares with American Stock Transfer & Trust Co., who will act as exchange agent in the merger for the benefit of the holders of issued and outstanding shares of Cylink common stock. SafeNet has agreed to deposit such certificates and cash with its exchange agent within one business day after the closing of the merger. Additionally, SafeNet will cause the exchange agent to mail a letter of transmittal to each holder of Cylink common stock within one business day of the closing of the merger. The letter of transmittal will contain instructions on how Cylink shareholders may surrender their Cylink stock certificates to the exchange agent in order to exchange them for new SafeNet certificates.

        If you are a Cylink shareholder, you should NOT return your stock certificates with the enclosed proxy, and you should NOT forward them to SafeNet's exchange agent until you receive the letter of transmittal. Following your receipt of the letter of transmittal, you should forward the certificates only in accordance with the instructions specified in the letter.

        After the effective time of the merger, and until a Cylink shareholder surrenders their certificates representing their Cylink common stock for exchange to SafeNet's exchange agent, holders of these certificates will not be paid any dividends or other distributions declared after the effective time of the merger on the SafeNet common stock. Any such unpaid dividends or other distributions on such SafeNet common stock will be paid, without interest, only to those former Cylink shareholders who have properly tendered their Cylink common stock certificates for exchange. All Cylink stock certificates presented after the effective time of the merger will be canceled and exchanged for a certificate or certificates representing the applicable number of shares of SafeNet common stock and cash instead of fractional shares to be received by such Cylink shareholder in the merger.

        Any shares of SafeNet common stock that remain undistributed one year after the effective date of the merger will be delivered to SafeNet on demand. After that time, certificates representing Cylink common stock must be surrendered for exchange to SafeNet, provided, however, that the failure of Cylink shareholder to deliver its Cylink stock certificates and/or a duly executed letter of transmittal to SafeNet's exchange agent within such year period shall in no way affect such Cylink shareholder's right to receive SafeNet common stock and cash in lieu of fractional shares in exchange for such Cylink common stock in the merger. SafeNet and Cylink, as the surviving corporation of the merger, will not be liable for any shares of SafeNet common stock or for any cash amounts delivered to a public official under any abandoned property, escheat or similar laws.

        If a certificate representing Cylink common stock has been lost, stolen or destroyed, the exchange agent will issue the consideration payable under the merger agreement when the claimant submits an affidavit of loss, theft or destruction, and, if required by SafeNet in the case of any certificate representing more than 1,000 shares of Cylink common stock, post a reasonable bond as indemnity against any claim that may be made later with respect to the lost certificate.

Fees and Expenses.

        SafeNet and Cylink have agreed that each company will pay its own expenses incurred in connection with the merger agreement, whether or not the merger is consummated, subject to certain exceptions described below in the section titled "Terms of the Merger Agreement—Termination Fee; Expenses" on page 105 of this proxy statement/prospectus.

        Cylink has retained MacKenzie Partners, Inc. to solicit proxies from Cylink shareholders in connection with the merger. MacKenzie Partners may contact holders of shares of Cylink common stock by mail, telephone, telex, telegraph, e-mail and personal interview and may request brokers, dealers and other nominee stockholders to forward material relating to the merger to beneficial owners of shares of Cylink common stock. Cylink has agreed to pay MacKenzie Partners reasonable and customary compensation for these services in addition to reimbursing MacKenzie Partners for its reasonable out-of-pocket expenses. Cylink has agreed to indemnify MacKenzie Partners against certain liabilities and expenses in connection with the merger, including certain liabilities under the U.S. federal securities laws. MacKenzie Partners may be reached at 1-800-322-2885.

        In addition, SafeNet and Cylink have agreed to reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding this proxy statement/prospectus and other offering materials to their customers in connection with the solicitation of proxies for the SafeNet special meeting and the Cylink special meeting, respectively.

        SafeNet has retained American Stock Transfer & Trust Co. as the exchange agent. SafeNet has agreed to pay the exchange agent reasonable and customary compensation for its services in connection with the merger, has agreed to reimburse the exchange agent for its reasonable out-of-pocket expenses and has agreed to indemnify the exchange agent against certain liabilities and expenses, including certain liabilities under the U.S. federal securities laws.

        Except as described above, neither SafeNet nor has Cylink agreed to pay any fees or commissions to any broker, dealer or other person for soliciting proxies pursuant to the merger.

TERMS OF THE MERGER AGREEMENT

        The following describes certain aspects of the proposed merger, including the material terms of the merger agreement. The following description of the merger agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached as Annex A to this proxy statement/prospectus and is incorporated into this proxy statement/prospectus by reference. All SafeNet stockholders and Cylink shareholders are urged to read the merger agreement carefully and in its entirety.

The Merger.

        Generally.    The merger agreement provides that at the closing of the merger Sapphire Acquisition Corp, a wholly-owned subsidiary of SafeNet, will be merged with and into Cylink. Upon completion of the merger, Cylink will continue as the surviving corporation and will be a wholly-owned subsidiary of SafeNet. The merger is expected to be accounted for as a purchase transaction for accounting and financial reporting purposes and is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code for federal income tax purposes.

        The Completion of the Merger.    The merger will be completed and become effective when the agreement of merger is filed with the Secretary of State of the State of California or at such other time as specified in the agreement of merger. SafeNet and Cylink anticipate that the merger will be completed no later than the second business day after all of the conditions to the merger contained in the merger agreement are satisfied or, where permissible, waived.

        Articles of Incorporation and Bylaws of the Surviving Corporation.    The articles of incorporation of Cylink, as amended by the agreement of merger, will become the articles of incorporation of Cylink as the surviving corporation after the merger. The bylaws of Cylink, as amended by the agreement of merger, will become the bylaws of Cylink as the surviving corporation after the merger.

        Directors and Officers of Cylink after the Merger.    The Directors and officers of Sapphire Acquisition Corp. will be the initial Directors and officers of Cylink as the surviving corporation of the merger, and will serve until their successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal.

        Manner and Basis of Converting Shares of Cylink Common Stock into SafeNet Common Stock in the Merger.     Under the terms of the merger agreement, upon completion of the merger, each share of Cylink common stock will be converted into the right to receive 0.05 of a share of SafeNet common stock as described in "The Merger—General Description of the Merger and Conversion of Cylink Common Stock" beginning on page 53 of this proxy statement/prospectus. The merger consideration will not be payable in respect of shares of Cylink common stock held by Cylink as treasury stock immediately prior to completion of the merger or shares of Cylink common stock owned by SafeNet immediately prior to the completion of the merger.

        SafeNet will not issue certificates representing fractional shares of its common stock in the merger. Instead, each former Cylink shareholder who would otherwise be entitled to a fractional share of SafeNet common stock by virtue of the merger (after aggregating all fractional shares of SafeNet common stock that otherwise would be received by the shareholder) will receive cash (rounded to the nearest whole cent), without interest, equal to the product obtained by multiplying:

  •
  That fraction of a share of SafeNet common stock to which such shareholder is entitled by virtue of the merger (after aggregating all fractional shares of SafeNet common stock that otherwise would be received by such shareholder), by

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  The closing sale price of one share of SafeNet common stock on the Nasdaq National Market (as reported in the Wall Street Journal or, if not reported therein, any other authoritative source) on the trading day immediately preceding the date of completion of the merger.

        The merger agreement provides that, within one business day after the date of completion of the merger, the exchange agent will mail to each record holder of a certificate or certificates, that, immediately prior to the completion of the merger represented outstanding shares of Cylink common stock, a letter of transmittal and instructions for use in exchanging Cylink common stock certificates for the SafeNet common stock certificates and any cash payable in lieu of a fractional share of SafeNet common stock. In addition, the merger agreement contemplates that, as soon as reasonably practicable after the exchange agent receives back from the record holder of shares of Cylink common stock the Cylink common stock certificate, the letter of transmittal and any other documents that are required by the letter of transmittal, the exchange agent will mail to the record holder a certificate or certificates representing the appropriate number of shares of SafeNet common stock together with the amount of any cash payable in lieu of a fractional share. Additionally, record holders of Cylink common stock may, at their option after the completion of the merger, physically surrender their Cylink common stock certificates in person at the offices of the exchange agent listed on the back of this proxy statement/prospectus for the SafeNet common stock certificates and any cash payable in lieu of a fractional share of SafeNet common stock.

        After the completion of the merger, until it is surrendered and exchanged, each certificate that previously evidenced Cylink common stock will be deemed to evidence the right to receive shares of SafeNet common stock and any cash payable in lieu of a fractional share of SafeNet common stock. SafeNet will not pay dividends or other distributions on any shares of SafeNet common stock to be issued in exchange for any Cylink common stock certificate that is not surrendered until the Cylink common stock certificate is properly surrendered, as provided in the merger agreement. No interest will be paid on any cash to be paid upon the surrender and exchange of certificates of Cylink common stock.

Treatment of Cylink Stock Options, Warrants and Cylink Stock Purchase Rights.

        At the effective time of the merger, SafeNet will assume certain options and warrants to purchase Cylink common stock as follows:

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  SafeNet will assume all outstanding options to purchase Cylink common stock that are vested and held by individuals who are employees (including officers) of Cylink at any time within 30 days of the effective time of the merger and would have, if then exchanged in the merger on the terms described below, an exercise price equal to or less than the greater of (1) the average of the closing sales prices of the SafeNet common stock for the five (5) trading days ending on the fifth business day prior to the date of the Cylink shareholders meeting or (2) $12.50, which, based on the exchange ratio of 0.05; assuming an average closing price per share of SafeNet common stock of $12.50 or higher, such options would be converted into options to acquire approximately 171,804 shares of SafeNet common stock at the closing of the merger;

  •
  SafeNet will assume options issued under the Cylink/ARL 1997 Stock Option Plan to purchase 119,784 shares of Cylink common stock, which, based on the exchange ratio of 0.05, would be converted into options to acquire 5,989 shares of SafeNet common stock at the closing of the merger; and

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  SafeNet will assume a warrant to purchase 500,000 shares of Cylink common stock, which, based on the exchange ratio of 0.05, would be converted into a warrant to purchase 25,000 shares of SafeNet common stock at the closing of the merger.

        All remaining options to purchase Cylink common stock shall terminate as of the closing of the merger and shall not be assumed by SafeNet.

        Each assumed Cylink option or warrant will be converted into an option or warrant to purchase shares of SafeNet common stock equal to the number of shares of Cylink common stock subject to the option or warrant multiplied by 0.05, rounded down to the nearest whole share. The exercise price per share of SafeNet common stock issuable under the assumed options and warrant will equal the exercise price per share of Cylink stock issuable under the applicable option or warrant immediately before the effective time of the merger, divided by 0.05, then rounded up to the nearest cent. Except for the number of shares issuable and the exercise price for each assumed option and warrant and the vesting of certain assumed options described below, the assumed options and warrant will remain subject to the same terms and conditions that were in effect before the merger. All assumed options held by persons who are offered and accept employment with SafeNet or Cylink effective after the closing of the merger and who execute SafeNet's nondisclosure agreement shall be 100% vested immediately prior to the effective time of the merger notwithstanding anything to the contrary in any Cylink stock option plan or stock option agreement. Additionally, certain options to purchase Cylink common stock, by their terms, provide for acceleration of vesting upon the closing of the merger.

        SafeNet will not assume any Cylink stock purchase rights in the merger. Under the terms of the merger agreement, each outstanding Cylink stock purchase right that has been issued pursuant to Cylink's employee stock purchase plan will be exercised upon the next scheduled purchase date under the plan prior to the Cylink shareholder meeting and the Cylink employee stock purchase plan will be terminated immediately thereafter.

Representations and Warranties.

        SafeNet and Cylink each made a number of customary representations and warranties in the merger agreement, relating to, among other things, aspects of their respective businesses, assets, financial condition, structure and their ability to complete the merger. The representations and warranties of each party will expire upon completion of the merger.

        Representations and Warranties of Cylink.    The representations given by Cylink cover the following topics, among others, as they relate to Cylink and its subsidiaries:

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  Corporate organization and its subsidiaries;

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  Capitalization of Cylink and its subsidiaries;

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  Authorization and binding nature of the merger agreement;

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  Securities and Exchange Commission filings and financial statements;

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  The absence of material changes, events or effects;

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  Proprietary assets;

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  Material contracts;

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  The absence of material liabilities;

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  Compliance with legal requirements;

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  Governmental authorizations;

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  Tax matters;

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  Employee and labor matters, and Cylink benefit plans;

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  Environmental matters and applicable environmental laws;

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  Legal proceedings and orders;

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  Required shareholder vote;

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  Merger will not result in a violation of Cylink's organizational documents, laws or material contracts;

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  Material third party consents necessary to complete the merger;

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  Fairness opinion rendered by Cylink's financial advisors;

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  Financial advisor and brokers' and finders' fees;

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  Takeover laws;

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  Competing proposals or offers;

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  Information to be supplied for registration statement;

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  Foreign Corrupt Practices Act; and

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  Disclosures in registration statement.

        Representations and Warranties of SafeNet.    The representations given by SafeNet cover the following topics, among others, as they relate to SafeNet and its subsidiaries, including Sapphire Acquisition Corp.:

  •
  Corporate organization and its subsidiaries;

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  Capitalization of SafeNet and Sapphire Acquisition Corp.;

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  Authorization and binding nature of the merger agreement;

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  Securities and Exchange Commission filings and financial statements;

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  The absence of material liabilities;

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  Merger will not result in a violation of SafeNet's or Sapphire Acquisition Corp.'s organizational documents or laws;

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  Interim operations of Sapphire Acquisition Corp.;

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  Information to be supplied for registration statement;

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  Legal proceedings and orders;

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  Required stockholder vote; and

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  Disclosures in registration statement.

        The representations and warranties in the merger agreement are complicated and not easily summarized. You are urged to carefully read sections 2 and 3 of the merger agreement titled "Representations and Warranties of the Company" and "Representations and Warranties of Parent and Merger Sub."

        Any reference to a "material adverse effect" on Cylink means any event, violation, inaccuracy, circumstance or other matter that is materially adverse to (1) the business, condition, capitalization, assets, liabilities, operations or financial performance of Cylink taken as a whole, or (2) the ability of Cylink consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its obligations under the merger agreement prior to the termination of the merger agreement; provided, however, that none of the following shall be taken in account in determining whether there has been or will be a material adverse effect on Cylink: (a) any change in the market price or trading volume of Cylink's common stock after October 30, 2002; (b) the delisting of Cylink from the Nasdaq SmallCap Market of Nasdaq; (c) any adverse change attributable to conditions affecting the industries as a whole in which Cylink has material operations, the U.S. economy as a whole or the foreign economies as a whole in any locations where Cylink has material operations; or

(d) any adverse change due to compliance with the terms of, or the taking of any action required by, the merger agreement.

        Any reference to a "material adverse effect" on SafeNet means an event, violation, inaccuracy, circumstance or other matter that is materially adverse to (1) the business, condition, capitalization, assets, liabilities, operations or financial performance of SafeNet and its subsidiaries taken as a whole or (2) the ability of SafeNet to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its obligations under the merger agreement prior to the termination of the merger agreement provided, however, that none of the following shall be taken in account in determining whether there has been or will be a material adverse effect on SafeNet and its subsidiaries: (a) any change in the market price or trading volume of SafeNet's common stock after October 30, 2002; or (b) any adverse change attributable to conditions affecting the industries as a whole in which SafeNet and its subsidiaries have material operations, the U.S. economy as a whole or the foreign economies as a whole in any locations where any of the SafeNet and its subsidiaries has material operations.

Conduct of Cylink's Business before Completion of the Merger.

        Cylink has agreed until the earlier of the completion of the merger or the termination of the merger agreement, or unless SafeNet consents in writing, to carry on its business in the ordinary course consistent past practices and in material compliance with legal and contractual terms. Cylink has further agreed to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, to keep available the services of its present officers and employees and to preserve its relationships and good will with customers, suppliers, distributors, licensors, licensees and others having business dealings with it. Additionally, Cylink has agreed to (1) promptly notify SafeNet of any event or occurrence not in the ordinary course of its business, and of any event which could reasonably be expected to have a material adverse effect on the intellectual property of Cylink; and (2) keep in full force and effect all insurance policies in effect as of October 30, 2002.

        Cylink has also agreed that until the earlier of the completion of the merger or the termination of the merger agreement, or unless SafeNet consents in advance in writing, Cylink and its subsidiaries will not do any of the following:

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  Declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

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  Sell, issue, grant or authorize the issuance or grant of any capital stock, option, call, warrant, right, instrument or obligation that is or may become convertible into or exchangeable for any shares of capital stock or other securities of Cylink (except that, prior to the completion of the merger, Cylink may issue shares of common stock pursuant to Cylink stock options or Cylink stock purchase rights outstanding);

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  Amend or waive any of its rights under, or accelerate the vesting under, any provision of any outstanding option, warrant or restricted stock purchase agreement or otherwise modify any of the terms of any outstanding option, warrant, or other security or related contract;

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  Amend or permit the adoption of any amendment to its articles of incorporation, bylaws or similar organizational documents, or effect or become a party to any acquisition transaction, recapitalization, reclassification of shares, stock split, reverse stock split, or similar transaction;

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  Form any subsidiary or acquire any equity interest or other interest in any other entity;

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  Make any capital expenditure to the extent such new capital expenditures exceed $200,000 in the aggregate;

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  Enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any contract with obligations in excess of $100,000, or waive, release, or assign any rights or claims, or modify or terminate any contract with obligations in excess of $100,000, except for standard purchase agreements with no minimum quantity requirements entered into in the ordinary course of business;

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  Acquire, or agree to acquire by merger, consolidation or purchase of assets or equity or otherwise, any business or any corporation, partnership, association or other business organization or division thereof, or any assets of any other person, other than the purchase of assets from suppliers or vendors in the ordinary course of business;

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  Sell, lease, exchange, mortgage, pledge, transfer or otherwise encumber or dispose of any assets outside the ordinary course of business;

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  Incur any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any agreement having the economic effect of any of the foregoing, except for borrowings incurred in the ordinary course of business, or make any loans, advances or capital contributions to, or investments in, any other person other than travel and payroll advances made to employees in the ordinary course of business;

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  Pay, discharge, settle or satisfy any claims, liabilities or obligations, other than payments, discharges or satisfactions of less than $75,000 or payments, discharges or satisfactions in the ordinary course of business of liabilities reflected in Cylink's financial statements;

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  Waive any material benefits of, or agree to modify in any respect, and confidentiality, standstill or similar agreements to which Cylink or any subsidiary is a party;

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  Except as expressly permitted in the merger agreement, increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee;

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  Enter into, amend or change in any way, or make any severance or termination payments under, any agreement or other arrangement not in existence as of the date of the merger agreement;

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  Establish, adopt, enter into or amend any employee benefit plan or collective bargaining agreement, except as required by law;

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  Pay or make available any benefit not provided for under any Cylink benefit plan or other arrangement;

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  Grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or other benefit plan or arrangement, including the grant of stock options, stock appreciation rights, stock-based or stock-related performance awards, or remove any existing restrictions in any existing Cylink benefit plan or other arrangement or award;

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  Take any action to fund prior to when due or otherwise secure the payment of any compensation or benefits under any agreement;

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  Hire or promote any director, officer or employee, or fire any employee without first giving SafeNet twenty-four hours prior notice and an opportunity to discuss the termination with Cylink;

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  Change any methods of accounting or accounting practices in any respect, except as required by generally accepted accounting principles;

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  Make any material tax election;

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  Commence or settle any material action, suit or legal proceeding;

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  Take any other material action outside the ordinary course of business or inconsistent with past practices;

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  Except as provided in the merger agreement, take, or permit the taking of any action, which could reasonably be expected to cause the vesting of any Cylink stock options to be accelerated in accordance with the terms of any of Cylink's stock option plans;

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  Take, agree to take, or omit to take any action that would cause Cylink not to be able to satisfy any of the conditions set forth in the merger agreement prior to the termination of the merger agreement; or

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  Agree or commit to take any of the above actions except as otherwise permitted by the merger agreement.

        The agreements in the merger agreement related to the conduct of Cylink's business before the completion of the merger are complicated and not easily summarized. You are urged to carefully read section 4.2 of the merger agreement titled "Operation of the Company's Business."

Reasonable Efforts to Complete the Merger.

        SafeNet and Cylink are required to use reasonable best efforts to take all actions necessary to complete the merger.

Limitation on Cylink's Ability to Consider Other Acquisition Proposals.

        Until the merger is completed or the merger agreement is terminated, Cylink has agreed that, subject to certain exceptions, neither it nor any of its subsidiaries and the officers, directors, employees or other agents of Cylink and its subsidiaries will, directly or indirectly:

  •
  Solicit, initiate, induce or facilitate the making, submission or announcement of any "acquisition proposal" (as defined below);

  •
  Furnish any nonpublic information regarding Cylink or its subsidiaries to any person (other than SafeNet or any designees of SafeNet) in connection with or in response to any acquisition proposal or an inquiry or indication of interest that Cylink reasonably believes could lead to an acquisition proposal;

  •
  Engage in discussions or negotiations with any person (other than SafeNet or any designees of SafeNet) with respect to an acquisition proposal;

  •
  Approve, endorse or recommend any acquisition proposal; or

  •
  Enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any acquisition proposal.

        However, Cylink or Cylink's Board of Directors may furnish nonpublic information regarding Cylink or any subsidiary of Cylink to, or entering into discussions or negotiations with, any person in response to a "superior offer" (as defined below) if:

  •
  Cylink receives an unsolicited bona fide written superior offer that is not withdrawn;

  •
  Cylink's Board of Directors concludes in good faith, after consultation with Cylink's outside legal counsel, that such action is required in order for Cylink's Board of Directors to comply with its fiduciary obligations to Cylink's shareholders under applicable law;

  •
  Within twenty-four hours after receipt of the superior offer, Cylink gives SafeNet written notice of the identity of the party making the superior offer and of Cylink's intention to furnish nonpublic information to, or enter into discussions with, such party;

  •
  At substantially the same as furnishing any nonpublic information to the party making the superior offer, Cylink furnishes such nonpublic information to SafeNet (to the extent such nonpublic information has not been previously furnished by Cylink to SafeNet); and

  •
  SafeNet receives from such party an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such party by or on behalf of Cylink.

        Cylink must promptly, and in any event within twenty-four hours after receipt of any acquisition proposal, inquiry or indication of interest that could lead to an acquisition proposal or request for nonpublic information, advise SafeNet orally and in writing of the proposal, inquiry or request, the identity of the person making the proposal, inquiry or request and the terms thereof. Cylink must keep SafeNet fully informed as to the status of any such acquisition proposal, inquiry, indication of interest or request and any modification or proposed modification thereto.

        Under the terms of the merger agreement, as of October 30, 2002 Cylink has agreed to cease and cause to be terminated any existing discussions with any person that related to any acquisition proposal.

        In addition, at any time prior to the completion of the merger, Cylink's Board of Directors may withhold, withdraw or modify its recommendations that Cylink shareholders adopt the merger agreement and approve the merger if:

  •
  An unsolicited, bona fide written offer is made to Cylink by a third party for an "acquisition transaction" (as defined below) and such offer is not withdrawn;

  •
  Cylink's Board of Directors determines in good faith, after consultation with its financial advisor, that such offer constitutes a superior offer;

  •
  Following consultation with Cylink's outside legal counsel, Cylink's Board of Directors determines that the withdrawal or modification of the recommendations is required in order for Cylink's Board of Directors to comply with its fiduciary obligations to Cylink's shareholders under applicable law;

  •
  The recommendations are not withdrawn or modified in a manner adverse to SafeNet at any time prior to three business days after SafeNet receives written notice from Cylink confirming that Cylink's Board of Directors has determined that such offer is a superior offer; and

  •
  For a period of three business days after providing written notice to SafeNet of Cylink's Board of Directors' determination, Cylink, if requested by SafeNet, must negotiate in good faith with SafeNet to make adjustments to the terms and conditions of the merger agreement as would enable the Cylink Board of Directors to continue to recommend the merger with SafeNet on those adjusted terms.

        Pursuant to the merger agreement, except with respect to the execution of a definitive agreement in connection with a superior offer, Cylink has agreed not to release any person (other than SafeNet) from, or waive any provision of any confidentiality, "standstill" or similar agreement to which Cylink is a party and to use its reasonable best efforts to enforce each such agreement at the request of SafeNet.

        An "acquisition proposal" means any bona fide offer, proposal, or indication of interest received from a third party (other than an offer, proposal, inquiry or indication of interest by SafeNet) contemplating or otherwise relating to any acquisition transaction.

        A "superior offer" means an acquisition proposal on terms that the Cylink Board of Directors determines, in good faith, after consultation with Cylink's outside legal counsel and independent financial advisor, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the offer and the person making the offer, and would, if consummated, be in the best interests of Cylink when compared to the transactions contemplated by the merger agreement. However, any such offer shall not be deemed to be a "superior offer" if any financing required to consummate the transaction contemplated by such offer is not committed or is not, in the good faith judgment of Cylink, reasonably capable of being obtained by such third party on a timely basis.

        An "acquisition transaction" means any transaction or series of transactions involving:

  •
  Any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which Cylink or any subsidiary of Cylink is a constituent corporation, any person or "group" (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Cylink or any subsidiary of Cylink, or Cylink, or any subsidiary of Cylink, issues securities representing more than 20% of the outstanding securities of any class of its voting securities;

  •
  Any direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or of assets or rights that constitute or account for 20% or more of the consolidated net revenues, net income or assets of Cylink or any subsidiary of Cylink; or

  •
  Any liquidation or dissolution of Cylink or any subsidiary of Cylink.

        The terms of the merger agreement do not prohibit Cylink or Cylink's Board of Directors from taking and disclosing to Cylink shareholders a position with respect to a tender offer or an exchange offer by a third party, or from making any disclosure required by applicable law. However, in connection with any acquisition proposal, Cylink's Board of Directors may not withhold, withdraw, modify or change in a manner adverse to SafeNet, or fail to make, a recommendation that Cylink shareholders adopt the merger agreement and approve the merger, and Cylink's Board of Directors may not approve, endorse or recommend any acquisition proposal, unless the conditions described above under the caption "Limitation on Cylink's Ability to Consider Other Acquisition Proposals" beginning on page 97 are satisfied.

Employee Benefits.

        If requested by SafeNet, Cylink shall, immediately prior to the closing of the merger, terminate its employee benefit plans and no further contributions shall be made to such plans. SafeNet or any of its subsidiaries, including Cylink as the surviving corporation after the completion of the merger, shall provide or cause to be provided that under each employee benefit plan, policy, program or arrangement where service is relevant to a determination of an employee's eligibility to participate, vesting, or level or amount of benefits (other than benefit accruals under a pension plan), employees of Cylink who become employees of SafeNet or any of its subsidiaries shall be credited with their period of service with Cylink prior to the closing of the merger, to the extent permitted by applicable law and applicable tax qualification requirements, and subject to any generally applicable break in service or similar rules. Subject to the approval of any insurance carrier and to the extent consistent with applicable law and applicable tax qualification requirements, SafeNet or any of its subsidiaries shall make available to those employees of Cylink who become employees of SafeNet or any of its subsidiaries employee benefit plans and programs, without regard to any preexisting condition limitation, actively-at-work requirement or similar limitation, provided, and only to the extent, that any analogous restriction applied to such employee under an analogous plan of Cylink had been satisfied as of the closing of the merger.

Indemnification.

        Following the merger, Cylink, as the surviving corporation, will indemnify (1) each named current or former director and officer of Cylink or any of its subsidiaries as an insured party in Cylink's directors' and officers' liability insurance policies as of October 30, 2002 and (2) those persons covered by indemnification agreements effective as October 30, 2002 to the extent provided in Cylink's current articles of incorporation, bylaws or existing indemnification agreements. The surviving corporation also will provide, for a period of six years after the effective time of the merger, directors' and officers' liability insurance for acts and omissions occurring on or prior to the effective time of the merger. See "The Merger—Interests of Cylink's Officers and Directors in the Merger—Indemnification and Directors' and Officers' Insurance" on page 81 of this proxy statement/prospectus.

Conditions to Completion of the Merger.

        Conditions to SafeNet's and Cylink's Obligation to Complete the Merger.    The obligations of SafeNet and Cylink to complete the merger are subject to the satisfaction or waiver of the following conditions before the completion of the merger:

  •
  The merger agreement, the agreement of merger and the merger must have been adopted and approved by Cylink shareholders and the merger agreement, the merger and the issuance of shares of SafeNet common stock pursuant to the merger must have been adopted and approved by SafeNet stockholders;

  •
  No provision of any applicable law or regulation and no judgment, injunction, order or decree prohibits the completion of the merger or the other transactions contemplated by the merger agreement;

  •
  The registration statement on Form S-4 relating to the merger must have become effective and must not be the subject of any stop order or proceedings seeking a stop order, and any material "blue sky" or other state securities laws applicable to the registration and qualification of shares of SafeNet's common stock must have been complied with;

  •
  The SafeNet common stock to be issued in the merger must be approved for listing on the Nasdaq National Market, subject to official notice of issuance; and

  •
  SafeNet, Sapphire Acquisition Corp. and Cylink must have timely obtained from each governmental body all approvals, waivers and consents, if any, necessary for completion of the merger and any material transaction contemplated by the merger agreement.

        Conditions to SafeNet's Obligation to Complete the Merger.    The obligations of SafeNet to complete the merger are subject to the satisfaction or waiver of the following additional conditions before the completion of the merger:

  •
  There must not be pending or threatened any legal proceeding in which a governmental body is:

  (1)
  Challenging or seeking to restrain or prohibit the consummation of the merger or any other material transactions contemplated by the merger agreement;

  (2)
  Seeking to prohibit or limit in any material respect SafeNet's or any subsidiary of SafeNet's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the surviving corporation;

  (3)
  Seeking to materially and adversely affect the right of SafeNet, the surviving corporation or any of their respective subsidiaries to own the assets or operate the business of Cylink or any subsidiary of Cylink; or

    (4)
    Seeking to compel Cylink, SafeNet or any of their respective subsidiaries to dispose of or hold separate any material assets as a result of the merger or any of the transactions contemplated by the merger agreement;

  •
  Cylink must have performed or complied in all material respects with its covenants, obligations or agreements required to be performed or complied with under the merger agreement prior to the effective time of the merger;

  •
  The representations and warranties of Cylink contained in the merger agreement must have been accurate as of October 30, 2002 and must be accurate on and as of the effective date of the merger, except:

  (1)
  Where the failure to be accurate has not had, and is not reasonably expected to have, a material adverse effect on Cylink;

  (2)
  For changes contemplated by the merger agreement; and

  (3)
  For those representations and warranties which address matters only as of a particular date, which representations must have been true (subject to the material adverse effect qualifications and limitations described above) as of such particular date;

  •
  There must not have been a material adverse effect on Cylink or any of its subsidiaries;

  •
  Holders of less than 10% in the aggregate of Cylink common stock shall have filed demands for payment under Chapter 13 of the California Corporations Code or shall otherwise continue to have dissenters' rights under Chapter 13 of the California Corporations Code;

  •
  SafeNet must have received an opinion from Venable, Baetjer and Howard, LLP, in form and substance reasonably satisfactory to SafeNet, to the effect that the merger will be a "reorganization" for federal income tax purposes, and the opinion must not have been subsequently rescinded;

  •
  Cylink and the plaintiffs in a class action securities suit involving Cylink must have entered into a stipulation and settlement agreement substantially in the form attached to the merger agreement; and

  •
  The amendment to a certain lease to which Cylink is a party and the warrant to be issued by Cylink in connection with such lease amendment must have been approved by all required parties on terms and conditions no less favorable to Cylink than set forth in the draft amendment and warrant provided to SafeNet prior to the execution of the merger agreement.

As of the date of this proxy statement/prospectus, Cylink has satisfied certain of the above closing conditions to SafeNet's obligation to complete the merger.

  •
  Specifically, on October 16, 2002, Cylink entered into an agreement with all plaintiffs to settle the several securities class action complaints that were filed against Cylink and certain of its current and former Directors and officers in federal courts in California for $6.2 million. The securities class action lawsuits were ordered consolidated into a single action pending in the United States District Court for the Northern District of California, captioned In Re Cylink Securities Litigation, No. C98-4292 (VRW). The settlement amount will be paid entirely from insurance proceeds under insurance policies held by Cylink. The settlement agreement is subject to approval by the United States District Court for the Northern District of California. The court preliminarily approved the settlement agreement on November 12, 2002 and Cylink expects that the settlement agreement will receive final approval in March 2003. For more information on this lawsuit and the settlement, see Part II, Item 1. "Legal Proceedings." in Cylink's Quarterly Reports on Form 10-Q and Form 10-Q/A for the period ended September 29, 2002 which Quarterly Reports are incorporated by reference herein and are delivered with this proxy statement/prospectus. The Stipulation and Agreement of Settlement filed on November 5, 2002 in the referenced action is attached as an exhibit to Cylink's Quarterly Report on Form 10-Q for the period ended September 29, 2002.

  •
  Also, on October 30, 2002, Cylink entered into a lease modification agreement with its landlord for its Santa Clara headquarters and manufacturing facility to terminate its lease obligations on approximately 46,724 square feet effective November 1, 2002, and another 49,104 square feet effective March 1, 2003 in exchange for the payment of $3.2 million, $1.0 million to come from an existing security deposit held by the landlord, and a warrant to purchase 500,000 shares of Cylink common stock at a price of $0.3838 per share (the average closing price of Cylink's common stock for the 15 business days prior to the effective date of the lease modification agreement). Cylink will continue to lease approximately 46,724 square feet as its headquarters and manufacturing facility from the existing landlord at the previous rates set forth in its lease agreement. The Second Amendment to Lease and Partial Termination Agreement, Assignment of Sublease; Consent of Landlord and Warrant effecting the above are attached as exhibits to Cylink's Quarterly Report on Form 10-Q for the period ended September 29, 2002.

        Conditions to Cylink's Obligation to Complete the Merger.    The obligations of Cylink to complete the merger are subject to the satisfaction or waiver of the following additional conditions before the completion of the merger:

  •
  Each of SafeNet and Sapphire Acquisition Corp. must have performed or complied in all material respects with its covenants, obligations or agreements required to be performed or complied with under the merger agreement prior to the effective time of the merger;

  •
  The representations and warranties of each of SafeNet and Sapphire Acquisition Corp. contained in the merger agreement must have been accurate as of October 30, 2002 and must be accurate on and as of the effective date of the merger, except:

  (1)
  Where the failure to be accurate has not had, and is not reasonably expected to have, a material adverse effect on SafeNet;

  (2)
  For changes contemplated by the merger agreement; and

  (3)
  For those representations and warranties which address matters only as of a particular date, which representations must have been true (subject to the material adverse effect qualifications and limitations described above) as of such particular date;

  •
  There must not have been a material adverse effect on SafeNet; and

  •
  Cylink must have received an opinion from Morrison & Foerster LLP, in form and substance reasonably satisfactory to Cylink, to the effect that the merger will be a "reorganization" for federal income tax purposes, and the opinion must not have been subsequently rescinded.

Termination of the Merger Agreement.

        Termination by Mutual Agreement.    SafeNet and Cylink may terminate the merger agreement at any time prior to the completion of the merger by mutual written consent.

        Termination by either SafeNet or Cylink.    Either SafeNet or Cylink may terminate the merger agreement at any time prior to the effective time of the merger if:

  •
  The merger has not been completed on or before March 29, 2003, or a later date agreed upon by written mutual consent of both SafeNet and Cylink, except that the right to terminate the merger agreement for this reason is not available to any party whose action or failure to act has been the cause of the failure of the merger to have been completed on or before such date and the action or failure to act constitutes a breach of the merger agreement;

  •
  Holders of at least a majority of the outstanding shares of Cylink common stock do not vote to adopt and approve the merger agreement and merger at the Cylink special meeting;

  •
  Holders of at least a majority of the shares of SafeNet common stock present in person or by proxy at the SafeNet special meeting do not vote to approve the issuance of shares of SafeNet common stock pursuant to the terms of the merger agreement; or

  •
  A court of competent jurisdiction or other governmental body issues a final and nonappealable order, decree or ruling, or takes any other action, having the effect of permanently restraining, enjoining or other prohibiting the merger.

        Termination by SafeNet.    SafeNet may terminate the merger agreement at any time prior to the effective time of the merger, if any of the following "triggering events" occurs:

  •
  Cylink's Board of Directors fails to recommend that Cylink shareholders vote to adopt and approve the merger agreement and the merger;

  •
  Cylink's Board of Directors withdraws or modifies in a manner adverse to SafeNet its recommendation that Cylink shareholders adopt and approve the merger agreement and the merger;

  •
  Cylink fails to include its recommendation that Cylink shareholders adopt and approve the merger agreement and the merger in this proxy statement/prospectus;

  •
  Cylink's Board of Directors approves, endorsers or recommends, or resolves or announces an intention to approve, endorse or recommend, any acquisition proposal;

  •
  Cylink enters into any letter of intent or similar document or any contract relating to any acquisition proposal;

  •
  Any tender offer or exchange offer relating to securities of Cylink is commenced and either (1) Cylink recommends acceptance of the tender offer or exchange offer, (2) Cylink does not send to its securityholders, within 10 business days of the commencement of the tender offer or exchange offer, a statement recommending rejection of such tender offer or exchange offer, or (3) Cylink's Board of Directors fails to reaffirm in writing, within five business days after a written request from SafeNet, the recommendation that Cylink shareholders adopt and approve the merger agreement and the merger;

  •
  An acquisition proposal is publicly announced, and Cylink either (1) fails to issue a press release announcing its opposition to such acquisition proposal within five business days after such acquisition proposal is announced, or (2) Cylink's Board of Directors fails to reaffirm in writing, within five business days after a written request from SafeNet, the recommendation that Cylink shareholders adopt and approve the merger agreement and the merger; or

  •
  Cylink breaches its obligations described in the section titled "Terms of the Merger Agreement—Limitation on Cylink's Ability to Consider Other Acquisition Proposals" beginning on page 97 of this proxy statement/prospectus, except for any inadvertent breach of any notice provision that is cured within forty-eight hours of its occurrence.

        In addition, SafeNet may terminate the merger agreement at any time prior to the effective time of the merger if:

  •
  Any of the representations and warranties of Cylink contained in the merger agreement were inaccurate as of October 30, 2002 or have become inaccurate after such date, provided that:

  (1)
  Such inaccuracy is not the result of changes contemplated by the merger agreement and has had, or is reasonably expected to have, a material adverse effect on Cylink;

    (2)
    Cylink does not cure such inaccuracy within 20 days after it receives written notice of such inaccuracy; and

    (3)
    SafeNet is not in breach of the merger agreement;

  •
  Cylink is in breach of any of its covenants, obligations or agreements required to be performed or complied with under the merger agreement prior to the effective time of the merger, provided that:

  (1)
  Cylink does not cure such breach within 20 days after it receives written notice of such breach (other than any breach of it obligations described in the section titled "Terms of the Merger Agreement—Limitation on Cylink's Ability to Consider Other Acquisition Proposals" beginning on page 97 of this proxy statement/prospectus or its obligations under the merger agreement with respect to public statements regarding the merger, which obligations cannot be cured); and

  (2)
  SafeNet is not in breach of the merger agreement; or

  •
  There has been a material adverse effect on Cylink or any of its subsidiaries.

        Termination by Cylink.    Cylink may terminate the merger agreement at any time prior to the effective time of the merger if:

  •
  Any of the representations and warranties of SafeNet contained in the merger agreement were inaccurate as of October 30, 2002 or have become inaccurate after such date, provided that:

  (1)
  Such inaccuracy is not the result of changes contemplated by the merger agreement and has had, or is reasonably expected to have, a material adverse effect on SafeNet;

  (2)
  SafeNet does not cure such inaccuracy within 20 days after it receives written notice of such inaccuracy; and

  (3)
  Cylink is not in breach of the merger agreement;

  •
  SafeNet is in breach of any of its covenants, obligations or agreements required to be performed or complied with under the merger agreement prior to the effective time of the merger, provided that:

  (1)
  SafeNet does not cure such breach within 20 days after it receives written notice of such breach (other than any breach of it obligations under the merger agreement with respect to public statements regarding the merger, which obligations cannot be cured); and

  (2)
  Cylink is not in breach of the merger agreement; or

  •
  There has been a material adverse effect on SafeNet.

        If the merger agreement is terminated pursuant to any of the provisions described above in this section, the merger agreement will become void and of no effect, with no liability on the part of SafeNet or Cylink, except as described below under the caption titled "Terms of the Merger Agreement—Termination Fee; Expenses." The agreements in the merger agreement related to SafeNet's and Cylink's ability to terminate the merger agreement are complicated and not easily summarized. You are urged to carefully read sections 7.1 and 7.2 of the merger agreement titled "Termination" and "Effect of Termination," respectively.

Termination Fee; Expenses.

        Termination Fee.    Cylink has agreed to pay to SafeNet a termination fee in cash if the merger agreement is terminated and any of the following additional circumstances exist:

  •
  The merger agreement is terminated by SafeNet because a triggering event has occurred; or

  •
  The merger agreement is terminated by either SafeNet or Cylink because (1) the merger has not been completed on or before March 29, 2003 (or a later date agreed upon by SafeNet and Cylink), or (2) Cylink shareholders do not vote at the Cylink special meeting to adopt and approve the merger agreement and the merger, and:

  (1)
  At or prior to the termination of the merger agreement, an acquisition proposal is disclosed, announced, commenced, submitted or made; and

  (2)
  Within nine months following the termination of the merger agreement, Cylink enters into a definitive agreement related to, or consummates, an Acquisition Transaction with any person.

        The amount of the termination fee will equal the product determined by multiplying:

  •
  0.05; by

  •
  The product determined by multiplying $19.02, the closing sale price of SafeNet common stock on October 29, 2002, by the total number of shares of SafeNet common stock issued pursuant to the merger.

        Based on the number of shares of Cylink common stock outstanding on December 26, 2002, the termination fee would be $1,585,093.

        Expenses.    The merger agreement provides that all expenses, other than any termination fee, incurred in connection with the merger agreement and the transactions contemplated by the merger agreement are to be paid by the party incurring such expenses, except that if:

  •
  The merger agreement is terminated by SafeNet because Cylink has breached any of its representations and warranties or any of its covenants, obligations or agreements under the merger agreement, or there has been a material adverse effect on Cylink or any of its subsidiaries; or

  •
  The merger agreement is terminated by Cylink because SafeNet has breached any of its representations and warranties or any of its covenants, obligations or agreements under the merger agreement, or there has been a material adverse effect on SafeNet;

the terminating party will be entitled to reimbursement within two (2) business days after the breaching party receives termination notice for all of the actual, documented, reasonable costs and expenses incurred by such party in connection with the merger agreement and the transactions contemplated under the merger agreement and to seek recovery for any actual damages incurred.

Amendments to the Merger Agreement; Waiver.

        Amendments.    The merger agreement may be amended by SafeNet's or Cylink's Boards of Directors at any time (whether before or after adoption and approval of the merger agreement and the merger by Cylink shareholders) if the amendment is in writing and signed by SafeNet and Cylink. However, after the adoption and approval of the merger agreement and the merger by the Cylink shareholders, no amendment shall be made which by law requires further approval of Cylink shareholders without the further approval of Cylink shareholders.

        Waiver.    At any time prior to the closing date of the merger, SafeNet or Cylink may waive any inaccuracy in the representations and warranties in the merger agreement or waive compliance by the other party with any agreement or condition contained in the merger agreement if such waiver is in writing and signed by the party against whom the waiver is to be effective.

Restrictions on the Ability of Affiliates of Cylink to Sell SafeNet Stock.

        Under the merger agreement, SafeNet will be entitled to place appropriate legends on the certificates evidencing any SafeNet common stock to be received by affiliates of Cylink. In addition, affiliates of Cylink have also acknowledged the resale restrictions imposed by Rule 145 under the Securities Act on shares of SafeNet common stock to be received by them in the merger. All shares of SafeNet common stock received by you in connection with the merger will be freely transferable unless you are considered an affiliate of either SafeNet or Cylink under the federal securities laws. Shares of SafeNet common stock held by affiliates of SafeNet may only be sold pursuant to a registration statement or exemption under the Securities Act, or as permitted under the rules of the Securities Act.

Operations After the Merger.

        Following the merger, Cylink will continue its operations as a wholly-owned subsidiary of SafeNet. Some officers of SafeNet may serve as officers of Cylink Some of the executives of Cylink may assume certain roles and positions with either the surviving corporation or SafeNet as described under "The Merger—Interests of Cylink's Officers and Directors in the Merger" beginning on page 78 of this proxy statement/prospectus. The shareholders of Cylink will become stockholders of SafeNet, and their rights as stockholders of SafeNet will be governed by the SafeNet certificate of incorporation, as currently in effect, the SafeNet bylaws and the laws of the State of Delaware. See "Comparative Rights of SafeNet Stockholders and Cylink Shareholders" beginning on page 119 of this proxy statement/prospectus.

THE VOTING AGREEMENTS

        On October 30, 2002, as an essential condition and inducement to SafeNet and Sapphire Acquisition Corp. entering into the merger agreement, SafeNet, Sapphire Acquisition Corp., all of the Directors and executive officers and certain affiliates of Cylink and the Cylink Directors, referred to herein as the Cylink Principal Shareholders, entered into a voting agreement. Also on October 30, 2002, as an essential condition and inducement to Cylink entering into the merger agreement, Anthony A. Caputo, Chairman, President and Chief Executive Officer of SafeNet, entered into a voting agreement.

        The following is a description of the material terms of these voting agreements. Complete forms of these voting agreements are attached as Annex B-1 and Annex B-2, respectively, to this proxy statement/prospectus and are incorporated into this proxy statement/prospectus by reference. All Cylink shareholders and SafeNet stockholders are urged to read the forms of these voting agreements carefully and in their entirety.

Cylink Principal Shareholders Voting Agreement.

        Under the Cylink Principal Shareholders voting agreement, the Cylink Principal Shareholders have agreed to vote, or cause the record holders of their Cylink securities to vote, the Cylink common stock beneficially owned by them as of October 30, 2002, and any other voting interests in Cylink acquired by them after October 30, 2002, in the following manner:

  •
  In favor of the merger and the adoption of the merger agreement and any other actions contemplated by the merger agreement in connection with any meeting of, or solicitation of consents from, Cylink shareholders where such matters are submitted to a vote of Cylink shareholders;

  •
  Against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Cylink under the merger agreement;

  •
  Against any action or agreement that would cause any of the conditions to the merger under the merger agreement to not be satisfied;

  •
  Against approval or adoption of any extraordinary corporate transaction (other than the merger);

  •
  Against any Acquisition Proposal (other than the merger);

  •
  Against any change in a majority of the members of the Cylink Board of Directors; and

  •
  Against any other action that is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the completion of the merger or any of the other transactions contemplated by the merger agreement and the voting agreement.

        The Cylink common stock beneficially owned by the Cylink Principal Shareholders represented approximately 29.3% of the shares of Cylink common stock outstanding as of December 26, 2002. The Cylink Principal Stockholders consist of the following persons:

  •
  Leo A. Guthart;

  •
  Topspin Associates L.P.;

  •
  Topspin Partners, L.P.;

  •
  James H. Simons;

  •
  Shining Sea Limited;

  •
  William P. Crowell;

  •
  Paul Gauvreau;

  •
  Regis McKenna;

  •
  Howard Morgan;

  •
  William Harris;

  •
  Robert B. Fougner;

  •
  R. Christopher Chillingworth;

  •
  Richard Walsh;

  •
  Philip Breeden;

  •
  Patrick K. Reilly; and

  •
  Pamela Drew.

        Under the voting agreements, each Cylink Principal Shareholder delivered an irrevocable proxy to SafeNet to vote the Cylink shares of such Cylink Principal Shareholder in favor of the merger, as described under "Irrevocable Proxies" below.

        Pursuant to the voting agreements, each of the Cylink Principal Shareholders has agreed not to take any of the following actions until the effective time of the merger or the valid termination of the merger agreement:

  •
  Cause or permit any transfer or other disposition of any shares of Cylink capital stock beneficially owned by such Cylink Principal Shareholder;

  •
  Tender any shares of Cylink capital stock beneficially owned by such Cylink Principal Shareholder to any person;

  •
  Create or permit to exist any encumbrance with respect to any shares of Cylink capital stock beneficially owned by such Cylink Principal Shareholder;

  •
  Deposit any shares of Cylink capital stock beneficially owned by such Cylink Principal Shareholder into a voting trust with instructions inconsistent with the provisions of the voting agreement; or

  •
  Grant any other proxy or enter into any other voting arrangements with respect to any shares of Cylink capital stock beneficially owned by such Cylink Principal Shareholder.

        The voting agreements will terminate on the earlier to occur of the effective time of the merger or on the date the merger agreement is validly terminated.

        Irrevocable Proxies.    Under the voting agreements, and as a condition and inducement to SafeNet entering into the merger agreement, each Cylink Principal Shareholder granted an irrevocable proxy dated October 30, 2002 to SafeNet, with power of substitution and resubstitution. Under the terms of each proxy, SafeNet has the authority to vote the Cylink common stock owned by the applicable Cylink Principal Shareholder as of October 30, 2002, together with all other shares of Cylink capital stock the Cylink Principal Shareholder acquires after October 30, 2002, in favor of the adoption and approval of the merger agreement, the merger and the other transactions contemplated by the merger agreement. Each proxy authorizes SafeNet to vote these shares at any meeting of shareholders of Cylink, or in connection with any solicitation of written consents from shareholders of Cylink, called or solicited for the purpose of voting on the merger agreement, the merger and the other transactions contemplated by the merger agreement. Each proxy is coupled with an interest and is irrevocable. The proxy and the rights contained in it will terminate upon the termination of the voting agreements.

Anthony A. Caputo Voting Agreement.

        Under Mr. Caputo's voting agreement, Mr. Caputo have agreed to vote, or cause the record holders of his SafeNet securities to vote, the SafeNet common stock beneficially owned by him as of October 30, 2002, and any other voting interests in SafeNet acquired by him after October 30, 2002, in favor of the merger and the adoption of the merger agreement and any other actions contemplated by the merger agreement in connection with any meeting of, or solicitation of consents from, SafeNet stockholders where such matters are submitted to a vote of SafeNet stockholders.

        Under the voting agreement, Mr. Caputo delivered an irrevocable proxy to Cylink to vote his SafeNet shares in favor of the merger, as described under "Irrevocable Proxy" below.

        Pursuant to the voting agreement, Mr. Caputo has agreed not to take any of the following actions until the effective time of the merger or the valid termination of the merger agreement:

  •
  Cause or permit any transfer or other disposition of any shares of SafeNet capital stock beneficially owned by him;

  •
  Tender any shares of SafeNet capital stock beneficially owned by him to any person;

  •
  Create or permit to exist any encumbrance with respect to any shares of SafeNet capital stock beneficially owned by him;

  •
  Deposit any shares of SafeNet capital stock beneficially owned by him into a voting trust with instructions inconsistent with the provisions of the voting agreement; or

  •
  Grant any other proxy or enter into any other voting arrangements with respect to any shares of SafeNet capital stock beneficially owned by him.

        The voting agreement will terminate on the earlier to occur of the effective time of the merger or on the date the merger agreement is validly terminated.

        Irrevocable Proxy.    Under the voting agreement, and as a condition and inducement to Cylink entering into the merger agreement, Mr. Caputo granted an irrevocable proxy dated October 30, 2002 to Cylink, with power of substitution and resubstitution. Under the terms of the proxy, Cylink has the authority to vote the SafeNet common stock owned by Mr. Caputo as of October 30, 2002, together with all other shares of SafeNet capital stock Mr. Caputo acquires after October 30, 2002, in favor of the adoption and approval of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The proxy authorizes Cylink to vote these shares at any meeting of stockholders of SafeNet, or in connection with any solicitation of written consents from stockholders of SafeNet, called or solicited for the purpose of voting on the merger agreement, the merger and the other transactions contemplated by the merger agreement. The proxy is coupled with an interest and is irrevocable. The proxy and the rights contained in it will terminate upon the termination of the voting agreements.

INFORMATION RELATING TO CYLINK

        Cylink has elected to deliver this proxy statement/prospectus together with a copy of its latest Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Exchange Act. This proxy statement/prospectus is accompanied by a copy of Cylink's Annual Report on Form 10-K for the year ended December 31, 2001 and Cylink's Amended Form 10-K for the year ended December 31, 2001. Copies of Cylink's Annual Report on Form 10-K for the year ended December 31, 2001 and Cylink's Amended Form 10-K for the year ended December 31, 2001 are accompanied with this proxy statement/prospectus as Exhibits 13.1 and 13.2, respectively.

        Cylink has also elected to provide financial and other information with respect to Cylink in the form required by Part I of Form 10-Q as of the end of its most recent fiscal quarter which ended after the end of its 2001 fiscal year for which audited financial statements were included in Cylink's Form 10-K for the year ended December 31, 2001 by providing without charge to each person to whom this proxy statement/prospectus is delivered a copy of Cylink's Quarterly Report on Form 10-Q for the period ended September 29, 2002, and a copy of Cylink's Quarterly Report on Form 10-Q/A for the period ended September 29, 2002. A copy of Cylink's Quarterly Report on Form 10-Q for the period ended September 29, 2002 and a copy of Cylink's Amended Quarterly Report on Form 10-Q/A for the period ended September 29, 2002 are accompanied with this proxy statement/prospectus as Exhibits 13.3 and 13.4, respectively.

        There have been no material changes in Cylink's affairs which have occurred since the end of the latest fiscal year for which audited financial statements were included in its latest Form 10-K for the year ended December 31, 2001 and that were not described in Cylink's Form 10-Q and Form 10-Q/A for the period ended September 29, 2002.

        With respect to the above disclosures, the following documents are hereby incorporated by reference and are accompanied with this proxy statement/prospectus:

•	As Cylink has elected to deliver its latest annual report to security holders, the information furnished in accordance with the following:
	•	Item 101(b), (c)(1)(i) and (d) of Regulation S-K, segments, classes of similar products or services, foreign and domestic operations and export sales;
	•	Item 201 of Regulation S-K, market price of and dividends on the registrant's common equity and related stockholder matters;
	•	Item 301 of Regulation S-K, selected financial data;
	•	Item 302 of Regulation S-K, supplementary financial information;
	•	Item 303 of Regulation S-K, management's discussion and analysis of financial condition and results of operations;
	•	Item 304 of Regulation S-K, disagreements with accountants on accounting and financial disclosure; and
	•	Item 305 of Regulation S-K, quantitative and qualitative disclosures about market risk.
•
As Cylink has elected to provide a copy of its latest quarterly report which was delivered to security holders, the financial information equivalent to that required to be presented in Part I of Form 10-Q.

        The copies of Cylink's Annual Report on Form 10-K for the year ended December 31, 2001, Cylink's Amended Form 10-K for the year ended December 31, 2001, Cylink's Quarterly Report on Form 10-Q for the period ended September 29, 2002 and Cylink's Quarterly Report on Form 10-Q/A for the period ended September 29, 2002 accompanied with this proxy statement/prospectus do not contain copies of the exhibits that Cylink filed with such reports. For more information on how to receive copies of these exhibits, please see the section entitled "Where You Can Find More Information" beginning on page 131 of this proxy statement/prospectus.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

        The Unaudited Pro Forma Combined Condensed Statements of Operations combine the historical consolidated statements of operations of SafeNet and Cylink as if the merger had occurred on January 1, 2001. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2001 also includes the effect of SafeNet's previous acquisition of Pijnenburg Securealink, Inc. (Securealink), which occurred on January 2, 2002. The Unaudited Pro Forma Combined Condensed Balance Sheet combines the historical consolidated balance sheet of SafeNet and the historical consolidated balance sheet of Cylink, giving effect to the merger as if it had occurred on September 30, 2002. SafeNet has adjusted the historical consolidated financial information to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. You should read this information in conjunction with the:

  •
  Accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Data;

  •
  Separate historical unaudited financial statements of SafeNet as of and for the nine months ended September 30, 2002 included in SafeNet's Quarterly Report on Form 10-Q for the nine month period ended September 30, 2002, which is incorporated by reference into this document;

  •
  Separate historical financial statements of SafeNet as of and for the year ended December 31, 2001 included in SafeNet's Current Report on Form 8-K dated May 7, 2002 and filed with the Securities and Exchange Commission on May 22, 2002, which is incorporated by reference into this document;

  •
  Separate pro forma financial statements of SafeNet for the year ended December 31, 2001 to reflect the acquisition of Securealink as if it occurred on January 1, 2001, included in SafeNet's Current Report on Form 8-K dated January 2, 2002 and filed with the Securities and Exchange Commission on March 18, 2002, which is incorporated by reference into this document;

  •
  Separate historical unaudited financial statements of Cylink as of and for the nine months ended September 29, 2002 included in Cylink's Quarterly Report on Form 10-Q/A for the nine month period ended September 29, 2002, which is incorporated by reference into this document;

  •
  Separate historical financial statements of Cylink as of and for the year ended December 31, 2001 included in Cylink's Annual Report on Form 10-K for the year ended December 31, 2001, which is incorporated by reference into this document;

        The unaudited pro forma combined condensed financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the mergers been completed at the dates indicated. In addition, the unaudited pro forma combined condensed financial information does not purport to project the future financial position or operating results of the combined company.

        The unaudited combined condensed financial information was prepared using the purchase method of accounting with SafeNet treated as the acquiror. Accordingly, SafeNet's cost to acquire Cylink will be allocated to the assets acquired and the liabilities assumed based upon their estimated fair values as of the date of acquisition. The allocation is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the purchase price allocation pro forma adjustments have been made solely for the purpose of providing unaudited combined condensed financial information. A final determination of the fair values of Cylink's assets and liabilities will be based on the actual net tangible and intangible assets of Cylink that exist as of the date of completion of the merger and such valuations could change significantly upon the completion of further analyses and asset valuations from those used in the pro forma combined financial data presented below.

SAFENET, INC. AND SUBSIDIARIES
UNAUDITED COMBINED CONDENSED
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(in thousands, except per share amounts)

	Historical SafeNet	Historical Securealink	Pro Forma Adjustments		Pro Forma SafeNet	Historical Cylink	Pro Forma Adjustments		Combined Pro Forma
Revenues	$16,462	$6,883	$—		$23,345	$48,566	$—		$71,911
Cost of revenues	4,525	4,960	136	(1)	9,621	18,637	—		28,258

Gross profit	11,937	1,923	(136)		13,724	29,929	—		43,653

Research and development expenses	6,119	1,996	—		8,115	16,961	—		25,076
Sales and marketing expenses	5,060	1,935	—		6,995	16,288	—		23,283
General and administrative expense	2,203	645	—		2,848	10,528	—		13,376
Amortization of acquired intangible assets	—	—	1,267	(2)	1,267	3,215	522	(h)(j)	5,004
Loss from divestiture	—	—	—		—	2,661	—		2,661
Restructuring charges	—	—	—		—	1,992	—		1,992

Total operating expenses	13,382	4,576	1,267		19,225	51,645	522		71,392

Operating loss	(1,445)	(2,653)	(1,403)		(5,501)	(21,716)	(522)		(27,739)
Interest and other income, net	1,336	(108)	(100	)(3)	1,128	547	—		1,675

Loss from continuing operations before income taxes	(109)	(2,761)	(1,503)		(4,373)	(21,169)	(522)		(26,064)
Income tax benefit	—	—	—		—	(1,119)	—		(1,119)

Loss from continuing operations	$(109)	$(2,761)	$(1,503)		$(4,373)	$(20,050)	$(522)		$(24,945)

Loss from continuing operations per common share
Basic	$(0.02)				$(0.57)	$(0.62)			$(2.69)

Diluted	$(0.02)				$(0.57)	$(0.62)			$(2.69)

Shares used in computation
Basic	7,057				7,632	32,534			9,266
Diluted	7,057				7,632	32,534			9,266

See accompanying notes to unaudited pro forma combined condensed financial statements.

SAFENET, INC. AND SUBSIDIARIES
UNAUDITED COMBINED CONDENSED
PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(in thousands, except per share amounts)

	Historical SafeNet	Historical Cylink	Pro Forma Adjustments		Combined Pro Forma
Revenues	$22,409	$21,572	$—		$43,981
Cost of revenues	6,594	7,552	—		14,146

Gross profit	15,815	14,020	—		29,835

Research and development expenses	6,546	8,305	—		14,851
Sales and marketing expenses	5,198	8,038	—		13,236
General and administrative expense	2,634	5,120	—		7,754
Write-off of acquired in-process research and development costs	3,375	—	—		3,375
Amortization of acquired intangible assets	1,102	1,431	1,371	(h)(j)	3,904
Impairment of goodwill	—	6,222	(6,222	)(i)	—
Restructuring charges	—	2,043	—		2,043

Total operating expenses	18,855	31,159	(4,851)		45,163

Operating loss	(3,040)	(17,139)	(4,851)		(15,328)
Interest and other income, net	421	379	—		800

Loss from continuing operations before income taxes	(2,619)	(16,760)	(4,851)		(14,528)
Income tax benefit	—	(334)	—		(334)

Loss from continuing operations	$(2,619)	$(16,426)	$(4,851)		$(14,194)

Loss from continuing operations per common share
Basic	$(0.34)	$(0.50)	—		$(1.52)

Diluted	$(0.34)	$(0.50)	—		$(1.52)

Shares used in computation
Basic	7,701	32,912			9,345
Diluted	7,701	32,912			9,345

See accompanying notes to unaudited pro forma combined condensed financial statements.

SAFENET, INC. AND SUBSIDIARIES
UNAUDITED COMBINED CONDENSED
PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2002
(dollars in thousands)

	Historical SafeNet	Historical Cylink	Pro Forma Adjustments		Combined Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$5,382	$8,175	$—		$13,557
Short-term investments	22,448	—	—		22,448
Accounts receivable, net	3,934	5,425	—		9,359
Income tax receivable	—	475	—		475
Insurance claim receivable	—	6,200	—		6,200
Inventories, net	1,219	3,565	—		4,784
Other current assets	1,012	1,171	—		2,183
Current assets of discontinued operations	18	—	—		18

Total current assets	34,013	25,011	—		59,024
Restricted cash	—	1,400	—		1,400
Equipment and leasehold improvements, net	1,500	4,553	—		6,053
Computer software development costs, net	507	—	—		507
Goodwill and other intangible assets, net	12,413	8,996	15,919	(a)(b)(d)(e)(f)	37,328
Note receivable, employee	—	1,074	(1,074	)(g)	—
Other assets	999	552	(155	)(d)	1,396

	$49,432	$41,586	$14,690		$105,708

Liabilities and Stockholders' Equity
Current liabilities:
Short-term borrowings	$—	$35	$—		$35
Accounts payable	1,833	1,583	—		3,416
Accrued salaries and commissions	1,545	—	—		1,545
Other accrued expenses	963	6,808	6,951	(c)(d)(e)	14,722
Legal settlement payable	—	6,200	—		6,200
Income taxes payable	—	410	—		410
Advance payments and deferred revenue	1,112	1,824	(1,140	)(f)	1,796
Current liabilities of discontinued operations	568	—	—		568

Total current liabilities	6,021	16,860	5,811		28,692

Restructuring accruals	—	1,140	—		1,140
Deferred revenue, less current portion	—	9	(6	)(f)	3

Stockholders' equity:
Common stock	78	330	(313)		95
Additional paid-in capital	63,944	158,450	(126,005)		96,389
Accumulated deficit	(22,171)	(135,208)	135,208	(b)	(22,171)
Accumulated other comprehensive loss	1,560	5	(5	)(b)	1,560

Net stockholders' equity	43,411	23,577	8,885		75,873

	$49,432	$41,586	$14,690		$105,708

See accompanying notes to unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
(amounts in thousands, except per share amounts)

Note 1    The Merger with Cylink

        The merger agreement requires SafeNet to issue to the Cylink shareholders 0.05 of a share of SafeNet common stock for each share of Cylink common stock outstanding when the merger closes. SafeNet will not issue fractional shares in the merger. As a result, the total number of shares of SafeNet common stock that each Cylink shareholder will receive in the merger will be rounded down to the nearest whole number, and each Cylink shareholder will receive a cash payment for the remaining fraction of a share of SafeNet common stock that he or she would otherwise receive, if any, based on the market value of SafeNet common stock at the close of business at the date the merger becomes effective.

        SafeNet will also assume certain outstanding vested stock options held by certain Cylink employees and outstanding vested warrants to purchase Cylink common stock. The merger will be treated as a purchase by SafeNet under accounting principles generally accepted in the United States. Under the purchase method, the purchase price for accounting purposes is calculated using the fair market value of the SafeNet common stock issued to Cylink shareholders, plus the value of Cylink's stock options and warrants assumed by SafeNet and estimated acquisition related costs. A preliminary estimate of the purchase price for Cylink is as follows:

Number of shares of Cylink common stock outstanding as of September 30, 2002	33,002
Exchange ratio	0.05

Number of shares of SafeNet common stock to be issued	1,650.1
Multiplied by SafeNet's average stock price for the period three days before through three days after the signing of the merger agreement	$18.59

Estimated fair value of SafeNet's common stock to be issued	$30,675
Estimated fair value of Cylink's stock options and warrants to be assumed by SafeNet	2,102
Estimated acquisition related costs to be incurred by SafeNet	975

Estimated purchase price	$32,777

        The stock options to be issued in conjunction with the merger with Cylink were valued using the Black-Scholes Option Pricing model, a generally accepted option valuation methodology, with the following assumptions:

Stock price on date of grant	$18.59
Expected price volatility	1.14-1.53
Risk free interest rate	3.61%-4.66%
Weighted-average exercise price	$8.49
Expected dividend yield	0%
Expected life	1-3 Years

        The stock price on the date of grant was calculated using the average closing price of SafeNet's stock for the three days before through the three days after the signing of the merger agreement. The Black-Scholes option-pricing model with the above assumptions calculated a weighted-average value of $10.40 per share. This value was assigned to the 172 stock options expected to be assumed by SafeNet as of September 30, 2002 to determine a fair value of approximately $1,787. The value of the warrants of $316 was calculated using the Black-Scholes option-pricing model with assumptions similar to the common stock options.

        The unaudited pro forma condensed combined balance sheet and statements of operations are not necessarily indicative of the financial position and operating results that would have been achieved had the merger been completed as of the beginning of the earliest periods presented. They should not be construed as being a representation of financial position or future operating results of the combined companies. Management does not expect significant changes to the preliminary valuation of the transaction. However, the final purchase price allocation could be significantly different from the amounts reflected in the unaudited pro forma combined condensed information. In addition, the unaudited pro forma combined condensed financial information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any integration or merger related costs, or any potential cost savings or other synergies that management expects to realize as a result of the merger.

Note 2    The Merger with Securealink

        On January 2, 2002, SafeNet acquired 100% of the outstanding common shares of Pijnenburg Securealink, Inc. (Securealink) in accordance with an Agreement and Plan of Reorganization dated December 14, 2001. The purchase price the Company paid to the stockholders of Securealink in connection with the acquisition totaled $14,780 and consisted of the following:

Number of SafeNet shares of common stock	575
Multiplied by SafeNet's average stock price for the period three days before through three days after the closing of the transaction	$18.50

Estimated fair value of SafeNet's common stock to be issued	10,638
Cash paid to sellers	2,000
Contingent convertible promissory notes with an aggregate principal amount of $2.0 million, the resolution and payment of which were satisfied on May 16, 2002 in the aggregate amount of $1.6 million	1,617
Estimated acquisition related costs to be incurred by SafeNet	525

Estimated purchase price	$14,780

        For more information on the merger with Securealink, refer to SafeNet's Current Report on Form 8-K dated January 2, 2002 and filed with the Securities and Exchange Commission on March 18, 2002, which is incorporated by reference into this document.

Note 3    Adjustments to Unaudited Pro Forma Condensed Combined Financial Statements

        The adjustments to the unaudited pro forma condensed combined balance sheet as of September 30, 2002 and the pro forma condensed combined statements of operations for the year ended December 31, 2001 and for the nine months ended September 30, 2002 in connection with the proposed merger with Cylink and the completed merger with Securealink are presented below:

  Adjustments to Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2002

        (a) The fair values of Cylink's net assets have been estimated for the purpose of allocating the purchase price and determining the pro forma effect of the acquisition on the combined financial statements. The estimated purchase price of $32,777 has been assigned to the tangible and intangible assets acquired and liabilities assumed as follows:

Current and other assets at September 30, 2002	$31,676
Goodwill and other intangibles	24,915

$56,591

Less liabilities assumed and acrued by SafeNet as of September 30, 2002	(23,814)

$32,777

        (b) This adjustment is to eliminate the common stock ($330), additional paid in capital ($158,450), accumulated deficit ($135,208), and accumulated other comprehensive loss ($5) of Cylink.

        (c) This adjustment is an estimate of the costs to register the securities to be issued to Cylink's stockholders totaling $315.

        (d) This adjustment is an estimate of the acquisition costs to complete the merger. This adjustment includes SafeNet's estimated costs totaling $975, of which $155 has been accrued and deferred in the September 30, 2002 balance sheet. This adjustment also includes Cylink's estimated costs to be incurred subsequent to September 30, 2002 of $967.

        (e) This adjustment is an estimate of the liabilities to be accrued in connection with the purchase business combination, consisting primarily of severance and employee relocation costs and totaling $4,849.

        (f) This adjustment is to recognize the fair value of deferred revenue for maintenance contracts. The fair value of the deferred revenue was based on an estimate of the underlying costs to satisfy the underlying maintenance contracts, plus an estimated market-based profit margin of 25%.

        (g) This adjustment is to eliminate the note receivable from a Cylink employee that will be forgiven concurrent with the merger.

  Adjustments to Unaudited Pro Forma Condensed Statements of Operations for Cylink Merger

        (h) This adjustment is to eliminate amortization expense recorded by Cylink related to goodwill recorded on previous acquisitions and other intangible assets of $3,215 in 2001 and $1,431 in the nine month period ended September 30, 2002.

        (i) This adjustment is to eliminate the charge for the impairment of goodwill that was recorded by Cylink during the nine month period ended September 30, 2002. Assuming the acquisition occurred on January 1, 2001, goodwill is adjusted to the fair value determined in connection with the purchase price allocation described in (a).

        (j) This adjustment is to record amortization expense related to the estimated fair value of acquired identifiable intangible asset from the purchase price allocation, which are being amortized over their estimated useful lives of 2 years, of approximately $3,737 in 2001 and $2,802 in the nine month period ended September 30, 2002. For purposes of calculating pro forma amortization expense, we have estimated that the excess of the purchase price over the fair value of tangible net assets acquired of $24,915 will be allocated to identifiable intangible assets totaling $7.5 million and the remaining $17.4 million will represent goodwill, which is not amortized under accounting principles generally accepted in the United States. As previously stated, for thie purpose of this pro forma analysis, the above allocation is based on a preliminary estimate of the fair value of the acquired identifiable intangible assets. Upon the completion of the merger, we will perform a formal valuation of the acquired assets and we will adjust these amounts to the amounts determined by the valuation. We believe that the identifiable intangible assets will include: completed technology, core technology including patents, trademark and brand names, and customer related intangibles.

  Adjustments to Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2001 for Securealink Merger

        (1) This adjustment is to record amortization expense for the fair value of the acquired identified intangible asset of customer backlog and purchase orders. This asset is being amortized over its useful life of one year.

        (2) This adjustment is to record amortization expense for the fair value of all other acquired identified intangible assets of $2,100, including patents, core technology, and developed technology. These assets are being amortized over useful lives ranging from one to five years.

        (3) This adjustment is to record estimated interest expense related to the promissory notes issued to the sellers at the date of the merger at an average interest rate of 5%.

Note 4    Items Not Adjusted

        The pro forma statements do not reflect any effect of operating efficiencies, cost savings and other benefits anticipated by SafeNet's management as a result of the merger. Additionally, certain integration costs may be recorded subsequent to the merger that, under purchase accounting, will not be treated as part of the Cylink purchase price. These costs, estimated to range between $4,000 and $5,000, have not been reflected in these unaudited pro forma condensed statements of operations because they are not expected to have a continuing impact on the combined results.

Note 5    Pro Forma Net Loss Per Share

        The pro forma basic and diluted loss from continuing operations per share is computed by dividing the pro forma loss from continuing operations by the pro forma basic and diluted weighted average number of shares outstanding, assuming SafeNet, Securealink and Cylink had merged at the beginning of the earliest period presented. The pro forma weighted average basic and diluted number of shares outstanding is calculated as follows for the year ended December 31, 2001 and the nine months ended September 30, 2002:

Basic and Diluted
For the year ended December 31, 2001:
Cylink's common shares outstanding on January 1, 2001	32,681
Multiplied by	0.05

Equivalent SafeNet shares issued to Cylink shareholders	1,634
Add SafeNet shares issued to Securealink stockholders	575
Add SafeNet weighted average common shares outstanding	7,057

Pro forma combined weighted average shares outstanding	9,266
For the nine months ended September 30, 2002:
Cylink's common shares outstanding on January 1, 2002	32,872
Multiplied by	0.05

Equivalent SafeNet shares issued to Cylink shareholders	1,644
Add SafeNet weighted average common shares outstanding	7,701

Pro forma combined weighted average shares outstanding	9,345

        The pro forma diluted loss from continuing operations per share for the year ended December 31, 2001 and the nine months ended September 30, 2002 do not include the common shares to be issued upon the exercise of the Cylink common stock options and warrants assumed in the merger since the impact of these potential common shares would be anti-dilutive.

COMPARATIVE RIGHTS OF SAFENET STOCKHOLDERS AND CYLINK SHAREHOLDERS

        Cylink is a California corporation and a public company, and the rights of Cylink's shareholders are governed by the California Corporations Code and Cylink's amended and restated articles of incorporation, as amended, and bylaws, as amended. Following the merger, Cylink shareholders will be stockholders of SafeNet, which is a Delaware corporation and a public company, and their rights as SafeNet stockholders will be governed by the Delaware General Corporation Law and SafeNet's restated certificate of incorporation and bylaws, as amended.

        The following discussion of certain similarities and significant differences, which SafeNet and Cylink believe are all the material differences, between the rights of SafeNet stockholders under SafeNet's restated certificate of incorporation and bylaws, as amended, and Cylink shareholders under Cylink's amended and restated articles of incorporation, as amended, and bylaws, as amended. The summary below also includes discussion of some of the material differences between the rights of a stockholder under Delaware law and the rights of a shareholder under California law. This summary is not an exhaustive or complete description of the similarities and differences, and is qualified in its entirety by reference to the Delaware General Corporation Law and the California Corporations Code, the common law thereunder and the full text of SafeNet's restated certificate of incorporation and bylaws, as amended, and Cylink's amended and restated articles of incorporation, as amended, and bylaws, as amended. While SafeNet and Cylink believe the description covers the material differences between the two, this summary may not contain all the information that is important to you. You should carefully review this entire document and the other documents referred to for a more complete understanding of the differences between being a stockholder of SafeNet and being a shareholder of Cylink. Copies of these documents may be obtained as described under "Where You Can Find More Information" beginning on page 131 of this proxy statement/prospectus.

Authorized Shares of Capital Stock.

        SafeNet.    SafeNet's authorized capital stock currently consists of 50,000,000 shares of common stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $0.01 per share. Under SafeNet's certificate of incorporation, SafeNet's Board of Directors currently has the authority, without further action by SafeNet stockholders, to issue all of the authorized shares of SafeNet preferred stock in one or more series and to fix the voting powers, designations, preferences and the relative participating, optional or other special rights and qualifications, limitations and restrictions of each series, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series.

        Cylink.    Cylink's authorized capital stock currently consists of 55,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Under Cylink's articles of incorporation, Cylink's Board of Directors currently has the authority, without further action by Cylink shareholders, to issue all of the authorized shares of Cylink preferred stock in one or more series and to fix the voting powers, designations, preferences and the relative participating, optional or other special rights and qualifications, limitations and restrictions of each series, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series.

Voting Rights.

        SafeNet.    Each outstanding share of SafeNet common stock is entitled to one vote on each matter submitted to a vote of the stockholders of SafeNet. Shares of SafeNet common stock are not entitled to any cumulative voting rights.

        Cylink.    Each outstanding share of Cylink common stock is entitled to one vote on each matter submitted to a vote of the shareholders of Cylink. Shares of Cylink common stock are not entitled to any cumulative voting rights.

Preemptive Rights.

        SafeNet.    SafeNet common stock has no preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of SafeNet or any other securities convertible into shares of any class of stock of SafeNet under SafeNet's certificate of incorporation.

        Cylink.    Cylink common stock has no preemptive rights enabling a holder to subscribe to any or all issuances of shares of any class of stock of Cylink or any other securities convertible into shares of any class of stock of Cylink under Cylink's articles of incorporation.

Business Combinations; Supermajority Voting Requirements.

        SafeNet.    SafeNet is subject to Section 203 of the Delaware General Corporation Law, which, with specified exceptions, prohibits a Delaware corporation from engaging in any "business combination" with any "interested stockholder" for a period of three years following the time that the stockholder became an interested stockholder unless:

  •
  Before that time, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  •
  Upon completion of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are Directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  At or after that time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

        Section 203 defines "business combination" to include the following:

  •
  Any merger or consolidation of the corporation with the interested stockholder;

  •
  Any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

  •
  Subject to specified exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

  •
  Any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

  •
  Any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 defines an "interested stockholder" as any entity or person who beneficially owns 15% or more of the outstanding voting stock of the corporation, is an affiliate or associate of the corporation and was the owner of 15% or more of such stock at any time within the three-year period immediately prior to the date in question, or any entity or person affiliated with, controlling or controlled by that entity, person, affiliate or associate.

        SafeNet's certificate of incorporation and bylaws do not have supermajority or other special voting requirements for business combinations or other transactions.

        Cylink.    Under California law, there is no comparable provision to Section 203 of the Delaware General Corporation Law. However, California law does provide that, except where the fairness of the terms and conditions of the transaction has been approved by the California Commissioner of Corporations and except in a "short-form" merger (the merger of a parent corporation into a subsidiary in which the parent owns at least 90% of the outstanding shares of each class of the subsidiary's stock), if the surviving corporation or its parent corporation owns, directly or indirectly, shares of the target corporation representing more than 50% of the voting power of the target corporation prior to the merger, the nonredeemable common shares or nonredeemable equity securities of a target corporation may be converted only into nonredeemable common shares of the surviving corporation or its parent corporation, unless all of the shareholders of the class consent. The effect of this provision is to prohibit a cash-out merger of minority shareholders, except where the majority shareholders already own 90% or more of the voting power of the target corporation and could, therefore, effect a short-form merger to accomplish such a cash-out of minority shareholders.

        Cylink's articles of incorporation and bylaws do not have supermajority or other special voting requirements for business combinations or other transactions.

Appraisal Rights

        SafeNet.    SafeNet's certificate of incorporation does not provide for appraisal rights other than those rights designated by the Delaware General Corporation Law. The Delaware General Corporation Law provides for appraisal rights only in the case of specified mergers or consolidations and not, unless the certificate of incorporation of a corporation so provides, in the case of other mergers, a sale or transfer of all or substantially all of its assets or an amendment to its certificate of incorporation. In addition, the Delaware General Corporation Law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation of a corporation so provides, to the holders of shares of a constituent corporation listed on a national securities exchange, or designated as a national market system security by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 stockholders, unless the applicable agreement of merger or consolidation requires the holders of those shares to receive, in exchange for those shares, any property other than shares of stock of the resulting or surviving corporation, shares of stock of any other corporation listed on a national securities exchange or designated as described above, or held of record by more than 2,000 holders, cash in lieu of fractional shares or any combination of the foregoing. The Delaware General Corporation Law also denies appraisal rights to the stockholders of the surviving corporation in a merger if such merger did not require approval by the stockholders of the surviving corporation.

        Cylink.    Under California law, if the approval of the outstanding shares of the corporation is required for a merger or reorganization, each shareholder entitled to vote on the transaction, and who did not vote in favor of the merger, may require the corporation to purchase for cash at their fair market value the shares owned by such shareholder. No appraisal rights are available for shares listed on any national securities exchange certified by the Commissioner of Corporations or listed on the National Market System of NASDAQ Stock Market, unless there exists with respect to such shares any restriction on transfer imposed by the corporation or by any law or regulation or if demands for payment are filed with respect to 5% or more of the outstanding shares of that class.

        For a description of the rights of dissenting shareholders of Cylink under California law in connection with the merger, as well as certain procedural requirements applicable to such dissenting shareholders, see "The Merger—Appraisal Rights" on page 85 of this proxy statement/prospectus.

Special Meetings of Stockholders.

        SafeNet.    SafeNet's bylaws provide that special meetings of the stockholders may be called at any time by:

  •
  The SafeNet Board of Directors;

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  The SafeNet president; or

  •
  The holders of 10% of the then outstanding shares of stock of SafeNet entitled to vote at the meeting, if the holders deliver to the SafeNet secretary one or more written demands for the meeting.

        Cylink.    California law and Cylink's bylaws provide that special meetings of the shareholders may be called at any time by:

  •
  The Cylink Board of Directors;

  •
  The Cylink chairman of the Board of Directors;

  •
  The Cylink president; or

  •
  One or more holders of an aggregate of at least 10% of the then outstanding shares of stock of Cylink entitled to vote at the meeting if the holders deliver to the Cylink chairman of the Board, president, vice president or secretary one or more written demands for the meeting.

Stockholder Action Without a Meeting.

        SafeNet.    SafeNet's bylaws provide that stockholder action may be taken by written consent instead of a meeting, but only if such consent is signed by all of the SafeNet stockholders.

        Cylink.    Cylink's bylaws provide that shareholder action, other than the election of Directors, may be taken by written consent without a meeting if signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Under California law and Cylink's bylaws, unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval of certain actions or transactions must be given at least 10 days before consummation of the action authorized by such approval. Finally, California law and Cylink's bylaws provide that generally Directors may be elected by written consent only by unanimous written consent. However, in the case of an election of a Director by written consent to fill a vacancy, other than a vacancy created by removal of a Director, such election will only require the consent of the majority of the outstanding shares entitled to vote for the election of Directors.

Stockholder Proposal Procedures.

        SafeNet.    SafeNet's certificate of incorporation and bylaws contain no restrictions on nominations for Directors by stockholders or other actions to be brought before stockholders. However, notice of a special meeting shall state the purpose or purposes for which the meeting is called and notice for any meeting at which action is proposed to be taken that would entitle stockholders to receive payment for their shares must include a statement of that purpose.

        Cylink.    Cylink's articles of incorporation and bylaws contain no restrictions on nominations for Directors by shareholders or other actions to be brought before shareholders. However, notice of an annual shall specify: (1) the matters to be acted upon at the meeting; (2) if Directors are to be elected, the names of nominees for election, and (3) the general nature of a proposal to approve a contract or other transaction with an interested Director, an amendment to the articles of incorporation, certain corporate reorganizations, a voluntary dissolution, and certain distributions in dissolution. In addition, notice of a special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

Advance Notice and Record Date.

        SafeNet.    Delaware law and SafeNet's bylaws require that, whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting be given to each stockholder who is entitled to vote at the meeting not less than 10 days nor more than 60 days prior to the meeting date. Delaware law and SafeNet's bylaws permit the Board of Directors to fix, in advance, the record date for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders, provided, that, the record date does not precede the date on which the Board fixes the date and the date is not more than 60 days nor less than 10 days prior to the date of the meeting.

        Cylink.    California law requires that shareholders be provided prior written notice no more than 60 days nor less than 10 days prior to the date of the meeting in which shareholders are required or permitted to take any action at a meeting. California law and the Cylink bylaws permit the Board of Directors to fix in advance a record date for the purpose of determining shareholders entitled to vote at a meeting of shareholders, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action.

Inspection of Books and Records.

        SafeNet.    Delaware law permits any stockholder, upon written demand under oath stating the purpose, to inspect the corporation's stock ledger, a list of its stockholders, and its other books and records, for any proper purpose during the usual hours for business. In addition, pursuant to SafeNet's certificate of incorporation, SafeNet's Board of Directors has the power to determine from time to time whether, and at what time and places and under what conditions, the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

        Cylink.    California law allows any shareholder to inspect the accounting books and records and minutes of proceedings of the shareholders and the Board and to inspect the shareholders' list at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder. California law also provides for an absolute right to inspect and copy the corporation's shareholders list by a shareholder or shareholders holding at least 5% in the aggregate of the corporation's outstanding voting shares, or any shareholder or shareholders holding 1% or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission.

Classified Board of Directors.

        SafeNet.    SafeNet's certificate of incorporation and bylaws do not provide for a classified Board of Directors. The size of SafeNet's Board of Directors is currently fixed by the Board of Directors in accordance with the SafeNet bylaws at six Directors.

        Cylink.    Cylink's articles of incorporation and bylaws provide that the Directors shall be classified into three classes, with each class to contain as near as possible to one-third of the total number of Directors then in office. The members of each class serve for three-year terms and until their successors are elected and shall have qualified or until their earlier death, resignation or removal. The size of the Cylink Board is currently fixed by the Cylink bylaws at seven members, divided into two classes of two Directors and one class of three Directors.

Removal of Directors.

        SafeNet.    Under SafeNet's bylaws, a SafeNet Director may be removed at any time, either with or without cause, by the affirmative vote of holders of at least a majority of shares then entitled to vote at an election of Directors. Additionally, a SafeNet Director may be removed at any time for cause by a majority of the members of the SafeNet Board of Directors.

        Cylink.    California law provides that the Board of Directors may declare vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony. Further, any Director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote thereon; however, no Director may be removed (unless the entire Board is removed) if the number of shares voted against the removal would be sufficient to elect the Director under cumulative voting. Shareholders holding at least 10% of the outstanding shares in any class may sue in superior county court to remove from office any officer or Director for fraud, dishonest acts or gross abuse of authority or discretion.

Vacancies on the Board of Directors.

        SafeNet.    SafeNet's bylaws provide that any vacancy in the SafeNet Board of Directors resulting from an increase in the number of Directors, or the death, resignation, disqualification, removal or inability to act of any Director shall be filled for the remaining term by a majority of the remaining members of the SafeNet Board of Directors, even though less than a quorum.

        Cylink.    Under California law, any vacancy on the Board of Directors other than one created by removal of a Director may be filled by the Board of Directors, unless otherwise provided in the articles or bylaws. A vacancy created by removal of a Director can only be filled by the shareholders unless Board approval is authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders.

        The Cylink bylaws provide that vacancies, other than a vacancy created by removal of a Director, may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected by the Board of Directors to fill a vacancy or newly created Directorship shall hold the office for the remainder of the full term of the class of Directors in which Directorship is part, and until such Director's successor is elected and deemed qualified.

Fiduciary Duties.

        SafeNet.    Directors of corporations organized under the laws of Delaware are charged with fiduciary duties to the corporation and its stockholders. The fiduciary duties of Directors include a duty of care and a duty of loyalty. Under Delaware law, the duty of care requires generally that Directors act in an informed and deliberate manner, such that they exercise informed business judgments. Under Delaware law, the duty of loyalty requires generally that Directors act in good faith and in the best interests of the corporation.

        Cylink.    Directors of corporations incorporated or organized under California law have fiduciary obligations to the corporation and its shareholders. Pursuant to these fiduciary obligations, the Directors must act in accordance with the so-called duties of "due care" and "loyalty." Under California law, the duty of loyalty generally requires Directors to perform their duties in good faith in a manner that the Directors reasonably believe to be in the best interests of the corporation and its shareholders. Under California law, the duty of care requires that the Directors act with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would exercise under similar circumstances.

Indemnification.

        SafeNet.    SafeNet's certificate of incorporation provides that SafeNet will indemnify its Directors and officers to the fullest extent permitted by law. Delaware law generally permits a corporation to indemnify its Directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, suit or proceeding, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation. Such determination will be made, in the case of an individual who is a Director or officer at the time of such determination: (1) by a majority of the disinterested Directors, even though less than a quorum; (2) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum; (3) by independent legal counsel; or (4) by a majority vote of the stockholders, at a meeting at which a quorum is present.

        Delaware law requires indemnification of Directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged to be liable to the corporation.

        Delaware law permits a corporation to advance expenses relating to the defense of any proceeding to Directors and officers contingent upon such individuals' commitment to repay any advances if it is ultimately determined that such individuals are entitled to be indemnified. Under Delaware law, the rights to indemnification and advancement of expenses provided in the law are not exclusive of any rights to which any person may be entitled under any bylaw or agreement with the corporation.

        Cylink.    Under California law, a corporation has the power to indemnify present and former Directors, officers, employees and agents against expenses, judgments, fines, settlements and other amounts (other than in connection with actions by or in the right of the corporation) if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. In addition, a corporation has the power to indemnify, with certain exceptions, any person who is a party to any action by or in the right of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith and in a manner the person believed to be in the best interests of the corporation and its shareholders. The indemnification authorized by the California law is not exclusive, and a corporation may grant its Directors, officers, employees or other agents certain additional rights to indemnification.

        California law also allows for the advance payment of an indemnitee's expenses prior to the final disposition of an action, provided that the indemnitee undertakes to repay any such amount advanced if it is later determined that the indemnitee is not entitled to indemnification with regard to the action for which the expenses were advanced.

        Cylink's articles of incorporation provide that Cylink may provide indemnification to its Directors, officers, employees and agents in excess of the indemnification expressly permitted by Section 317 of the California Corporations Code, subject to the limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

        Cylink has entered into indemnification agreements with its current and former officers and Directors.

        Insofar as indemnification for liabilities under securities laws may be permitted to Directors, officers or persons controlling SafeNet or Cylink, pursuant to the foregoing provisions, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and may therefore be unenforceable.

        In addition, provisions of the recently enacted Sarbanes-Oxley Act of 2002 may otherwise restrict the rights of officers and Directors to be indemnified pursuant to state law.

Limitation of Personal Liability of Directors.

        SafeNet.    SafeNet's certificate of incorporation provides for the elimination and limitation of the personal liability of Directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. In addition, SafeNet's certificate of incorporation provides that if the Delaware General Corporation Law is amended to authorize the further elimination or limitation of the liability of a Director, then the liability of the Directors will be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. The effect of this provision is to eliminate the rights of SafeNet and its stockholders, through stockholder derivative suits on behalf of SafeNet, to recover monetary damages against a Director for breach of the fiduciary duty of care as a Director, including breaches resulting from negligent or grossly negligent behavior, except in certain situations. The provision does not limit or eliminate the rights of SafeNet or any stockholder to seek non- monetary relief such as an injunction or rescission upon breach of a Director's duty of care. This provision is consistent with section 102(b)(7) of the Delaware General Corporation Law, which is designed, among other things, to encourage qualified individuals to serve as Directors of Delaware corporations.

        Cylink.    California law provides that the charter documents of the corporation may include provisions that limit or eliminate the liability of Directors to the corporation or its shareholders, provided such liability does not arise from certain proscribed conduct. Such proscribed conduct includes intentional misconduct or knowing and culpable violation of law, acts or omissions that a Director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the Director, the receipt of an improper personal benefit, acts or omissions that show reckless disregard for the Director's duty to the corporation or its shareholders, where the Director in the ordinary course of performing a Director's duties should be aware of a risk of serious injury to the corporation or its shareholders, acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Director's duty to the corporation and its shareholders, and interested transactions between the corporation and a Director in which a Director has a material financial interest and liability for improper distributions, loans or guarantees. Cylink's articles of incorporation contain a provision limiting to the liability of its Directors to the fullest extent provided by California law.

Derivative Actions.

        SafeNet.    Derivative actions may be brought in Delaware by a stockholder on behalf of, and for the benefit of, the corporation. Delaware law provides that a stockholder must aver in the complaint that he or she as a stockholder of the corporation at the time of the transaction of which he or she complains or that his or her stock devolved upon him or her later by operation of law. A stockholder may not sue derivatively unless he or she first makes demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

        Cylink.    California laws provides that a shareholder bringing a derivative action on behalf of the corporation need not have been a shareholder at the time of the transaction in question, provided that, in such case, the shareholder obtains the prior approval of a court of competent jurisdiction over the matter. The shareholder must make his or her demands on the Board before filing suit, unless the making of such demands would be futile. California law also provides that the corporation or any defendant in a derivative suit who is, or was at the relevant time, a director or officer, may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Interested Director Transactions.

        Both California and Delaware law state that any contract or transaction between a corporation and any of its Directors or officers, or a second corporation or other organization in which a Director or officer is a director or officer or has a material financial interest is not void or voidable solely due to the Director's or officer's interest. Delaware law permits such transactions, if:

  •
  The material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed to the Board of Directors or a committee thereof and the Board of Directors or the committee in good faith authorizes the contract or transaction by majority of vote of the disinterested directors (even if less than a quorum);

  •
  The material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed to the stockholders entitled to vote thereon, and the contract or transaction is approved in good faith by the majority vote of the stockholders; or

  •
  The contract or transaction is fair to the corporation as of the time it is authorized by the Board of Directors, a committee thereof or the stockholders.

Similarly, California law permits such contracts or transactions if the material facts as to the transaction and as to the Director's or officer's interest are fully disclosed and a majority of the disinterested shareholders represented and voting at a duly held meeting approve or ratify the transaction in good faith. California law provides that such a contract or transaction also is not void or voidable if either after full disclosure the transaction is approved by the Board or a committee (excluding the vote of interested Directors) in good faith and the transaction is just and reasonable to the corporation, or the person asserting the validity of the contract or transaction sustains the burden of proving that the contract of transaction was just and reasonable as to the corporation at the time it was authorized, approved or ratified.

Amendment of Governing Documents.

        SafeNet.    Delaware law requires a vote of the corporation's Board of Directors followed by the affirmative vote of a majority of the outstanding stock entitled to vote and the vote of a majority of the outstanding stock of each class entitled to vote for any amendment to the certificate of incorporation, unless a greater level of approval is required by the certificate of incorporation. SafeNet's certificate of incorporation does not require a greater level of approval. In accordance with Delaware law, the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, if the amendment would:

  •
  Increase or decrease the aggregate number of authorized shares of such class;

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  Increase or decrease the par value of the shares of such class; or

  •
  Alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

        Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation is vested in the stockholders entitled to vote provided that the corporation in its certificate of incorporation may confer such power on the Board of Directors in addition to the stockholders. SafeNet's certificate of incorporation expressly authorizes the Board of Directors to make, alter, amend or repeal the SafeNet bylaws.

        Cylink.    Unless otherwise specified in a California corporation's articles of incorporation, an amendment to the articles of incorporation requires the approval of the corporation's Board of Directors and the affirmative vote of a majority of the outstanding shares entitled to vote thereon, either before or after the Board approval, although certain minor amendments may be adopted by the Board alone such as amendments causing stock splits (including an increase in the authorized number of shares in proportion thereto) and amendments changing names and addresses given in the articles. The Cylink articles of incorporation do not require a greater level of approval for an amendment thereto. Under California law, the holders of the outstanding shares of a class of stock are entitled to vote as a class if a proposed amendment to the articles of incorporation would:

  •
  Increase or decrease the aggregate number of authorized shares of such class;

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  Effect an exchange, reclassification or cancellation of all or part of the shares of such class, other than a stock split;

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  Effect an exchange, or create a right of exchange, of all or part of the shares of another class into the shares of such class;

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  Change the rights, preferences, privileges or restrictions of the shares of such class;

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  Create a new class of shares having rights, preferences or privileges prior to the shares of such class, or increase the rights, preferences or privileges or the number of authorized shares having rights, preference or privileges prior to the shares of such class;

  •
  In the case of preferred shares, divide the shares of any class into series having different rights, preferences, privileges or restrictions or authorize the Board of Directors to do so; or

  •
  Cancel or otherwise affect dividends on the shares of such class which have accrued but have not been paid.

        Under California law, a corporation's bylaws may be adopted, amended or repealed either by the Board of Directors or the shareholders of the corporation. Cylink's bylaws provide that the bylaws may be adopted, amended or repealed either by the vote of the holders of a majority of the outstanding shares entitled to vote or by the Board of Directors; provided, however, that the Cylink Board of Directors may amend the Cylink bylaws changing the authorized number of Directors only for the purpose of fixing the exact number of Directors within the maximum and minimum limits specified in the articles of incorporation or the bylaws.

Dividends.

        SafeNet.    Subject to Delaware law and any reserve deemed appropriate by the Board of Directors, the bylaws permit the Board of Directors to declare and pay dividends out of available funds. Delaware law allows Directors, subject to restrictions in a corporation's certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either out of its surplus or, in case there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. SafeNet's certificate of incorporation does not restrict the declaration or payment of dividends, but permits the Board of Directors to fix the time for declaration of payment of dividends.

        Cylink.    Under California law, a corporation may make distributions to its shareholders, if after giving effect to the distribution, (1) the corporation is and in the future is likely to be able to meet its liabilities as they mature, and (2) either (a) the dividend is paid out of its retained earnings, provided that the amount of retained earnings immediately before the distribution equal or exceeds the amount of the proposed distribution or (b) the total corporate assets would be at least one and one-quarter times its liabilities and the total current assets would be at least equal to its current liabilities.

LEGAL MATTERS

        Venable, Baetjer and Howard, LLP, Baltimore, Maryland, will pass on the validity of the shares of SafeNet common stock to be issued to Cylink shareholders in the transaction. Certain tax consequences of the transaction will be passed upon for SafeNet by Venable, Baetjer and Howard, LLP, Baltimore, Maryland, and for Cylink by Morrison & Foerster LLP, Palo Alto, California.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited SafeNet's consolidated financial statements and schedule as of December 31, 2001 and 2000, and for the years then ended, included in SafeNet's current report on Form 8-K dated May 7, 2002, as set forth in their report, which is incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement. SafeNet's financial statements and schedule are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

        SafeNet's consolidated financial statements and schedule for the year ended December 31, 1999, included in SafeNet's current report on Form 8-K dated May 7, 2002, have been incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement in reliance upon the report of KPMG LLP, independent accountants, incorporated by reference herein, and upon their authority as experts in accounting and auditing.

        Ernst & Young Accountants, independent auditors, have audited the consolidated financial statements of Pijnenburg Securealink, Inc. as of December 31, 2001 and for the year then ended, included in SafeNet's current report on 8-K/A dated January 2, 2002, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. The consolidated financial statements of Pijnenburg Securealink, Inc. are incorporated by reference in reliance on Ernst & Young Accountants' report, given on their authority as experts in accounting and auditing.

        The financial statements of Cylink Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, included and incorporated by reference in this prospectus and the related financial statement schedule incorporated by reference in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and incorporated by reference and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the existence of conditions that raise substantial doubt about Cylink's ability to continue as a going concern), and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

Stockholder Proposals.

        SafeNet. A SafeNet stockholder who wishes to present a proposal for action at the 2003 annual meeting of stockholders of SafeNet should submit the proposal in writing to:

SafeNet, Inc.
8029 Corporate Drive
Baltimore, Maryland 21236
Attention: Secretary

        Under the rules and regulations of the Securities and Exchange Commission, SafeNet must receive a proposal on or before January 3, 2003 in order for the proposal to be considered for inclusion in SafeNet's proxy materials for the 2003 annual meeting; provided, however, that if SafeNet changes the date of the 2003 annual meeting by more than 30 days from the date of the 2002 annual meeting of stockholders (July 22, 2002), then the deadline is a reasonable time before SafeNet begins to print and mail its proxy materials. If a SafeNet stockholder delivers a proposal to be presented at SafeNet's 2003 annual meeting of stockholders to SafeNet after March 19, 2003, the proxy holders designated for the 2003 annual meeting will vote upon such proposal in their discretion.

        Cylink.    Cylink does not currently expect to hold a 2003 annual meeting of shareholders because Cylink will be wholly-owned by SafeNet and will not be a separate public company if the merger has been completed at that time. If the merger is not consummated and Cylink holds its 2003 annual meeting of shareholders, then a Cylink shareholder who wishes to present a proposal for action at the 2003 annual meeting must give timely notice of the proposal in writing to:

Cylink Corporation
3131 Jay Street
Santa Clara, California 95054
Attention: Robert B. Fougner, Esq.
Secretary

        To be timely for the 2003 annual meeting, the shareholder's notice must be delivered or mailed to and received by Cylink's secretary between January 28, 2003 and February 27, 2003. A shareholder's notice must set forth, as to each matter the shareholders proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the shareholder proposing such business, (3) the class and number of shares of Cylink stock beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business.

        Under the rules and regulations of the Securities and Exchange Commission, Cylink must receive a shareholder proposal on or before December 14, 2002 in order for the proposal to be considered for inclusion in Cylink's proxy materials for the 2003 annual meeting; provided, however, that if Cylink changes the date of the 2003 annual meeting by more than 30 days from the date of the 2002 annual meeting of shareholders (May 15, 2002), then the deadline is a reasonable time before Cylink begins to print and mail its proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

        SafeNet and Cylink file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information in person at the following location of the Securities and Exchange Commission:

Public Reference Room
450 Fifth Street, N.W. Suite 1024,
Washington, D.C. 20549

        You may also obtain copies of this information by mail from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Suite 1024, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330.

        The Securities and Exchange Commission also maintains a website that contains reports, proxy statements and other information about issuers, like SafeNet and Cylink, that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

        SafeNet has filed a registration statement on Form S-4 to register with the Securities and Exchange Commission the shares of SafeNet common stock to be issued pursuant to the transaction. This proxy statement/prospectus is a part of that registration statement. As allowed by Securities and Exchange Commission rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement. You may obtain a copy of the Form S-4, and any amendments to that document, in the manner described above.

        The Securities and Exchange Commission allows SafeNet and Cylink to "incorporate by reference" certain information into this proxy statement/prospectus, which means that they can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded, for purposes of this proxy statement/prospectus, to the extent that a statement contained in or omitted from this proxy statement/prospectus, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents described below that SafeNet and Cylink have previously filed with the Securities and Exchange Commission. These documents contain important information about SafeNet and Cylink.

        The following documents listed below that SafeNet has previously filed with the Securities and Exchange Commission are incorporated herein by reference:

  •
  SafeNet's Form 8-K (File No. 0-20634), filed on January 17, 2002, relating to the acquisition of Pijnenburg Securealink, Inc.;

  •
  SafeNet's Form 8-K/A (File No. 0-20634), filed on March 18, 2002, relating to the acquisition of Pijnenburg Securealink, Inc.;

  •
  SafeNet's Form 10-K for the fiscal year ended December 31, 2001 (File No. 0-20634), filed on March 18, 2002, including information incorporated by reference in the Form 10-K from SafeNet's definitive proxy statement for the 2002 annual meeting of stockholders, filed on June 4, 2002;

  •
  SafeNet's Form 10-Q for the quarter ended March 31, 2002 (File No. 0-20634), filed on May 15, 2002;

  •
  SafeNet's Form 8-K (File No. 0-20634), filed on May 22, 2002, relating to the restatement of SafeNet's consolidated financial statements for each of the three years in the period ended December 31, 2001 to separately disclose as discontinued operations the financial position and results of operations of SafeNet's discontinued Swiss subsidiary;

  •
  SafeNet's Form 8-K (File No. 0-20634), filed on July 16, 2002, relating to the publication of certain financial information on SafeNet's website;

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  SafeNet's Form 10-Q for the quarter ended June 30, 2002 (File No. 0-20634), filed on August 14, 2002;

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  SafeNet's Form 8-K (File No. 0-20634), filed on November 1, 2002, relating to the signing of the merger agreement with Cylink;

  •
  SafeNet's Form 10-Q for the quarter ended September 30, 2002 (File No. 0-20634), filed on November 7, 2002; and

  •
  The description of SafeNet's common stock contained in SafeNet's registration statement on Form 8-A filed on September 16, 1992, including any amendments or reports filed for the purpose of updating such description.

        All documents that SafeNet files pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, from the date of this proxy statement/prospectus to the date of the special meeting of Cylink shareholders for consideration of the merger shall also be deemed to be incorporated by reference into this proxy statement/prospectus.

        SafeNet documents incorporated by reference are available from SafeNet, without charge, upon oral or written request to SafeNet, Inc., Investor Relations, 8029 Corporate Drive, Baltimore, Maryland 21236, attn: Michelle Layne, Investor Relations, Telephone Number: (410) 931-7500. In order to receive timely delivery, you must make your request no later than January 30, 2003. If you request any incorporated documents from SafeNet, SafeNet will mail them to you by first class mail, or another equally prompt means, within one business day after SafeNet receives your request.

        The following documents listed below that Cylink has previously filed with the Securities and Exchange Commission are incorporated herein by reference:

  •
  Cylink's Form 10-K for the fiscal year ended December 31, 2001 (File No. 0-27742), filed on April 1, 2002, including information incorporated by reference in the Form 10-K from Cylink's definitive proxy statement for the 2002 annual meeting of shareholders, filed on April 12, 2002;

  •
  Cylink's Form 10-Q for the quarter ended March 31, 2002 (File No. 0-27742), filed on May 15, 2002

  •
  Cylink's Form 10-Q for the quarter ended June 30, 2002 (File No. 0-27742), filed on August 14, 2002;

  •
  Cylink's Form 8-K (File No. 0-27742), filed on September 30, 2002;

  •
  Cylink's Form 8-K (File No. 0-27742), filed on October 9, 2002;

  •
  Cylink's Form 10-K/A for the fiscal year ended December 31, 2001 (File No. 0-27742), filed on October 30, 2002;

  •
  Cylink's Form 10-Q for the quarter ended September 29, 2002 (File No. 0-27742), filed on November 13, 2002; and

  •
  Cylink's Form 10-Q/A for the quarter ended September 29, 2002 (File No. 0-27742), filed on November 29, 2002.

        Cylink documents incorporated by reference are available from Cylink, without charge, upon oral or written request to Cylink Corporation, Investor Relations, 3131 Jay Street, Santa Clara, California 95054, attn: R. Christopher Chillingworth, Telephone Number: (408) 855-6000. In order to receive timely delivery, you must make your request no later than January 30, 2003. If you request any incorporated documents from Cylink, Cylink will mail them to you by first class mail, or another equally prompt means, within one business day after Cylink receives your request.

        SafeNet has not authorized anyone to give any information or make any representation about the merger that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that SafeNet has incorporated by reference into this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the SafeNet common stock offered by this document are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer of SafeNet common stock presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document, unless the information specifically indicates that another date applies.

        SafeNet® is a registered trademark of SafeNet, Inc. All other trade names and trademarks appearing in this proxy statement/prospectus are the property of their holders.

ANNEX A

AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

SAFENET, INC.

SAPPHIRE ACQUISITION CORP.

AND

CYLINK CORPORATION

Dated as of October 30, 2002

AGREEMENT AND PLAN OF REORGANIZATION

SECTION 1. THE MERGER		A-1
1.1	MERGER OF MERGER SUB INTO THE COMPANY	A-1
1.2	EFFECT OF THE MERGER	A-2
1.3	CLOSING; EFFECTIVE TIME	A-2
1.4	ARTICLES OF INCORPORATION AND BYLAWS	A-2
1.5	CONVERSION OF SHARES IN THE MERGER	A-2
1.6	CLOSING OF THE COMPANY'S TRANSFER BOOKS	A-3
1.7	EXCHANGE OF CERTIFICATES	A-4
1.8	FURTHER ACTION	A-5
1.9	TAX CONSEQUENCES	A-5
SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-5
2.1	DUE ORGANIZATION; SUBSIDIARIES	A-5
2.2	AUTHORITY; BINDING NATURE OF AGREEMENT	A-6
2.3	CAPITALIZATION, ETC.	A-6
2.4	SEC FILINGS; FINANCIAL STATEMENTS	A-7
2.5	ABSENCE OF CHANGES	A-8
2.6	PROPRIETARY ASSETS	A-9
2.7	CONTRACTS	A-11
2.8	LIABILITIES	A-12
2.9	COMPLIANCE WITH LEGAL REQUIREMENTS	A-12
2.10	GOVERNMENTAL AUTHORIZATIONS	A-13
2.11	TAX MATTERS	A-13
2.12	EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS	A-14
2.13	ENVIRONMENTAL MATTERS	A-17
2.14	LEGAL PROCEEDINGS; ORDERS	A-18
2.15	VOTE REQUIRED	A-18
2.16	NON-CONTRAVENTION; CONSENTS	A-19
2.17	FAIRNESS OPINION	A-19
2.18	FINANCIAL ADVISOR	A-19
2.19	TAKEOVER STATUTES; NO DISCUSSIONS	A-20
2.20	INFORMATION TO BE SUPPLIED	A-20
2.21	FOREIGN CORRUPT PRACTICES ACT	A-20
2.22	DISCLOSURE	A-20
SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-21
3.1	DUE ORGANIZATION; SUBSIDIARIES	A-21
3.2	AUTHORITY; BINDING NATURE OF AGREEMENT	A-21
3.3	CAPITALIZATION, ETC.	A-21
3.4	SEC FILINGS; FINANCIAL STATEMENTS	A-22
3.5	LIABILITIES	A-22
3.6	NON-CONTRAVENTION; CONSENTS	A-23
3.7	INTERIM OPERATIONS OF MERGER SUB	A-23
3.8	INFORMATION TO BE SUPPLIED	A-23
3.9	ABSENCE OF CHANGES	A-24
3.10	LEGAL PROCEEDINGS; ORDERS	A-24
3.11	VOTE REQUIRED	A-24
3.12	DISCLOSURE	A-24

SECTION 4. CERTAIN COVENANTS OF THE COMPANY AND PARENT		A-24
4.1	ACCESS AND INVESTIGATION	A-24
4.2	OPERATION OF THE COMPANY'S BUSINESS	A-25
4.3	NO SOLICITATION BY THE COMPANY	A-28
4.4	NO SOLICITATION OF EMPLOYEES PRIOR TO CLOSE	A-29
4.5	INTEGRATION PLAN	A-29
SECTION 5. ADDITIONAL COVENANTS OF THE PARTIES		A-29
5.1	REGISTRATION STATEMENT AND PROXY STATEMENT FOR SHAREHOLDER APPROVAL	A-29
5.2	COMPANY SHAREHOLDERS' MEETING AND PARENT STOCKHOLDERS' MEETING	A-30
5.3	REGULATORY APPROVALS	A-31
5.4	ASSUMPTION OF STOCK OPTIONS; EMPLOYEE STOCK PURCHASE PLAN; 401(K) PLAN; EMPLOYEES AND BENEFITS	A-32
5.5	INDEMNIFICATION OF OFFICERS AND DIRECTORS	A-34
5.6	ADDITIONAL AGREEMENTS	A-35
5.7	PUBLIC DISCLOSURE	A-35
5.8	TAX MATTERS	A-35
5.9	RESIGNATION OF DIRECTORS	A-36
5.10	LISTING	A-36
5.11	TAKEOVER LAWS; ADVICE OF CHANGES	A-36
5.12	FORM S-8; SECTION 16	A-36
5.13	AFFILIATES	A-37
5.14	LITIGATION	A-37
5.15	KEY EMPLOYEES	A-37
SECTION 6. CONDITIONS TO THE MERGER		A-37
6.1	CONDITIONS TO EACH PARTY'S OBLIGATION	A-37
6.2	ADDITIONAL CONDITIONS TO PARENT'S AND MERGER SUB'S OBLIGATIONS	A-38
6.3	ADDITIONAL CONDITIONS TO THE COMPANY'S OBLIGATIONS	A-39
SECTION 7. TERMINATION		A-40
7.1	TERMINATION	A-40
7.2	EFFECT OF TERMINATION	A-41
7.3	EXPENSES; TERMINATION FEES	A-41
SECTION 8. MISCELLANEOUS PROVISIONS		A-42
8.1	AMENDMENT	A-42
8.2	WAIVER	A-42
8.3	NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES	A-42
8.4	ENTIRE AGREEMENT; COUNTERPARTS	A-43
8.5	APPLICABLE LAW; JURISDICTION	A-43
8.6	ATTORNEYS' FEES	A-43
8.7	ASSIGNABILITY; THIRD PARTY BENEFICIARIES	A-43
8.8	NOTICES	A-43
8.10	COOPERATION	A-44
8.11	CONSTRUCTION	A-44
EXHIBIT A	CERTAIN DEFINITIONS
EXHIBIT B-1	COMPANY SHAREHOLDERS SIGNING VOTING AGREEMENTS
EXHIBIT B-2	FORM OF COMPANY SHARHEOLDER VOTING AGREEMENTS
EXHIBIT B-3	PARENT STOCKHOLDER SIGNING VOTING AGREEMENTS
EXHIBIT B-4	FORM OF PARENT STOCKHOLDER VOTING AGREEMENT
EXHIBIT C	AGREEMENT OF MERGER
EXHIBIT D	FORM OF WAIVER AGREEMENT
EXHIBIT E	FORM OF AFFILIATE AGREEMENT
EXHIBIT F	FORM OF NONCOMPETITION AGREEMENT
EXHIBIT G	FORM OF RELEASE
EXHIBIT H	FORM OF STIPULATION

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into on October 30, 2002, by and among SAFENET, INC., a Delaware corporation ("Parent"), SAPPHIRE ACQUISITION CORP., a California corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and CYLINK CORPORATION a California corporation (the "Company"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        WHEREAS, Parent, Merger Sub and the Company intend to effect a merger (the "Merger") of Merger Sub into the Company in accordance with this Agreement and the General Corporation Law of the State of California (the "CGCL"). Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent;

        WHEREAS, it is intended that the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        WHEREAS, the Board of Directors of the Company (i) has determined that the Merger is in the best interests of the Company and its shareholders, (ii) has approved and adopted this Agreement, the Agreement of Merger, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the shareholders of the Company adopt and approve this Agreement, the Agreement of Merger and the Merger;

        WHEREAS, the Board of Directors of Parent (i) has determined that the Merger is in the best interests of the Parent and its stockholders, (ii) has approved and adopted this Agreement, the Agreement of Merger, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the stockholders of Parent adopt and approve this Agreement, the Agreement of Merger, the Merger and certain of the transactions contemplated by this Agreement;

        WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent and Merger Sub to enter into this Agreement, Parent and certain shareholders of the Company listed on Exhibit B-1 (collectively, the "Shareholders") are entering into Voting Agreements in the form of Exhibit B-2 (the "Voting Agreements") pursuant to which the Shareholders have agreed to vote all of their shares of Company Common Stock in favor of the adoption and approval of this Agreement, the Agreement of Merger and the Merger and to take certain other actions in connection with the transactions contemplated hereby; and

        WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company to enter into this Agreement, Company and the stockholder of the Parent listed in Exhibit B-3 are entering into a voting agreement in the form of Exhibit B-4 pursuant to which such stockholder has agreed to vote all of his shares of Parent Common Stock in favor of the adoption and approval of this Agreement, Agreement of Merger and the Merger and to take certain other actions in connection with the transactions contemplated hereby.

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.    THE MERGER

        1.1    MERGER OF MERGER SUB INTO THE COMPANY.

        Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the "Surviving Corporation") and will be a wholly owned subsidiary of Parent.

        1.2    EFFECT OF THE MERGER.

        The Merger shall have the effects set forth in this Agreement and the applicable provisions of the CGCL.

        1.3    CLOSING; EFFECTIVE TIME.

        The consummation of the Merger (the "Closing") shall take place at the offices of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201 at 10:00 a.m. on the date (the "Closing Date"), which date shall be no later than the second business day after the last to be satisfied or waived of the conditions set forth in Section 6 shall have been so satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or such other date as Parent and the Company shall mutually agree; and provided that the Closing shall in no event take place prior to December 6, 2002. Subject to the provisions of this Agreement, the agreement of merger in the form attached hereto as Exhibit C (the "Agreement of Merger"), together with such other documents as may be required by the relevant provision of the CGCL, shall be duly executed on behalf of the Company and simultaneously with the Closing delivered to the Secretary of State of the State of California for filing. The Merger shall become effective upon the date and time of the filing of the Agreement of Merger with the Secretary of State of the State of California or such other date and time as may be mutually agreed upon by Parent and the Company and set forth in the Agreement of Merger (the "Effective Time").

        1.4    ARTICLES OF INCORPORATION AND BYLAWS.

        Unless otherwise determined by Parent prior to the Effective Time:

        (a)  The articles of incorporation of the Surviving Corporation shall be amended and restated immediately after the Effective Time to conform to the articles of incorporation of the Merger Sub as in effect immediately prior to the Effective Time, except the name of the Surviving Corporation shall be "Crystal Corporation."

        (b)  The bylaws of the Surviving Corporation shall be amended and restated immediately after the Effective Time to conform to the bylaws of the Merger Sub as in effect immediately prior to the Effective Time.

        (c)  The directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.

        1.5    CONVERSION OF SHARES IN THE MERGER.

        (a)  At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any shareholder of the Company, subject to Sections 1.5(b) and 1.5(c), each share of Company Common Stock then issued and outstanding, other than Excluded Shares, if any, shall be converted into 0.05 of a share (the "Exchange Ratio") of Parent Common Stock, plus (B) any cash in lieu of fractional shares of Parent Common Stock as set forth in Section 1.5(c) (collectively, the "Merger Consideration").

        (b)  If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or Parent Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other like change, decrease or increase, then the Exchange Ratio shall be appropriately adjusted to the extent the record date for any such event is between the date of this Agreement and the Effective

Time, so as to provide holders of Company Common Stock and Parent the same economic effect as contemplated by this Agreement prior to such stock split, reverse split, stock dividend, reorganization, recapitalization, or like change, decrease or increase.

        (c)  No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock in the Merger (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder's Company Stock Certificate(s) (as defined in Section 1.6), be paid in cash the dollar amount (rounded to the nearest whole cent), without interest equal to the product obtained by multiplying (A) that fraction of a share of Parent Common Stock to which such shareholder is entitled (after aggregating all fractional shares of Parent Common Stock issuable to such holder) by (B) the closing sales price of one (1) share of Parent Common Stock as reported on the Nasdaq National Market (as reported in the Wall Street Journal or, if not reported therein, any other authoritative source) on the trading day immediately preceding the Closing Date.

        (d)  Notwithstanding anything to the contrary contained in this Agreement, to the extent that the provisions of Chapter 13 of the CGCL are or prior to the Effective Time may become applicable to the Merger by reason of a delisting of the Company Common Stock from the Nasdaq National Market, any shares of Company Common Stock that, as of the Effective Time, are or may become "dissenting shares" within the meaning of Section 1300(b) of the CGCL shall not be converted into or represent the right to receive Parent Common Stock in accordance with Section 1.5(a) (or cash in lieu of fractional shares in accordance with Section 1.5(c)), and the holder or holders of such shares shall be entitled only to such rights as may be granted to such holder or holders in Chapter 13 of the CGCL; provided, however, that if the status of any such shares as "dissenting shares" shall not be perfected, or if any such shares shall lose their status as "dissenting shares", then, as of the later of the Effective Time or the time of the failure to perfect such status or the loss of such status, such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) Parent Common Stock in accordance with Section 1.5(a) (and cash in lieu of fractional shares in accordance with Section 1.5(c)).

        (e)  The Company shall give Parent (i) prompt notice of any written demand received by the Company prior to the Effective Time to require the Company to purchase shares of Company Common Stock pursuant to Chapter 13 of the CGCL and of any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the CGCL, and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument upon the reasonable request of Parent. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand unless Parent shall have consented in writing to such payment or settlement offer, which consent shall not be unreasonably withheld, and provided that Company may make payments or offers to settle such demands provided that (A) such settlement or payment is made in respect of "dissenting shares"; (B) the per share payment or settlement amount does not exceed the closing market price per share of the Company's Common Stock as of the last day of trading prior to the announcement of the Merger; and (C) the "dissenting shares" so settled do not exceed 10% of the outstanding Company Common Stock.

        1.6    CLOSING OF THE COMPANY'S TRANSFER BOOKS.

        At the Effective Time: (a) all shares of Company Common Stock ("Shares") outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing Shares that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all Shares outstanding immediately prior to the Effective Time. No further transfer of any such Shares shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any Shares (a "Company Stock Certificate") is presented to the Exchange Agent (as defined in Section 1.7) or to the Surviving Corporation or Parent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.7.

        1.7    EXCHANGE OF CERTIFICATES.

        (a)  Prior to the Closing Date, Parent shall select a reputable bank or trust company to act as exchange agent in the Merger (the "Exchange Agent"). Within one (1) business day after the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of Shares, (i) certificates representing the shares of Parent Common Stock issuable pursuant to this Section 1, and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 1.5(c) (such cash and shares of Parent Common Stock, together with any dividends or distributions with respect thereto, being referred to as the "Exchange Fund").

        (b)  Parent shall use its commercially reasonable best efforts to cause the Exchange Agent to mail, as soon as reasonably practicable after the Effective Time (but in any event within one (1) business day after the Effective Time), to the record holders of Company Stock Certificates (i) a letter of transmittal in customary form and containing such provisions as Parent and the Company may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Exchange Agent), and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for the Merger Consideration. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent, (A) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor the Merger Consideration, and (B) the Company Stock Certificate so surrendered shall be immediately canceled. Until surrendered as contemplated by this Section 1.7, each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration and any distribution or dividend the record date for which is after the Effective Time. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the issuance of any certificate representing Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and, in the case of any shareholder of the Company holding at least 1,000 shares of Company Common Stock to deliver a bond (in such reasonable sum as Parent may reasonably direct), as indemnity against any claim that may be made against the Exchange Agent, Parent or the Surviving Corporation with respect to such Company Stock Certificate, and, in such case, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Company Stock Certificates the Merger Consideration. Parent shall use commercially reasonable best efforts to cause the Exchange Agent to issue shares of Parent Common Stock to the Company shareholders of record within three (3) business days after each such shareholder surrenders their Company Stock Certificate(s) and/or a duly executed letter of transmittal to the Exchange Agent.

        (c)  No dividends or other distributions declared or made with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Parent Common Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate in accordance with this Section 1.7 (at which time such holder shall be entitled, subject to the effect of applicable escheat or similar Legal Requirements, to receive all such dividends and distributions, without interest).

        (d)  Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date one (1) year after the Effective Time shall be delivered to Parent upon demand, and any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates to the Exchange Agent in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for the Merger Consideration to which such holder is entitled pursuant hereto, provided, however, that the failure of any Company shareholder to deliver its Company Stock Certificates and/or a duly executed letter of transmittal to the Exchange Agent within such year period shall in no way affect such Company shareholder's right to receive Merger Consideration in exchange for such Company Common Stock hereunder.

        (e)  Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

        (f)    Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official in compliance with any applicable abandoned property law, escheat law or similar Legal Requirement.

        1.8    FURTHER ACTION.

        If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action. Parent, Merger Sub and Surviving Corporation also shall take such further actions as may be necessary or desirable to ensure that the Exchange Agent sends out the letters of transmittal to the shareholders of the Company and issues certificates representing Parent Common Stock to such shareholders in accordance with Section 1.7.

        1.9    TAX CONSEQUENCES.

        For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as specifically set forth in the Disclosure Schedule delivered by the Company to Parent and Merger Sub prior to the execution and delivery of this Agreement (the "Company Disclosure Schedule") and referenced in the Company Disclosure Schedule to the section(s) of this Section 2 to which such disclosure applies, the Company hereby represents and warrants to Parent and Merger Sub that:

        2.1    DUE ORGANIZATION; SUBSIDIARIES.

        Each of the Acquired Corporations (as defined below) is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation. Each of the Acquired Corporations has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its material obligations under all Company Material Contracts. Each of the Acquired Corporations is qualified to do business as a foreign corporation, and is in good standing, under the Legal Requirements of all jurisdictions where the failure to be so qualified would have a Material Adverse Effect on the Acquired Corporations. The Company has delivered to Parent accurate and complete copies of the articles of incorporation, bylaws and other charter or organizational documents of each of the Acquired Corporations, including all amendments thereto (collectively, the "Company Organization Documents"). The Company has no Subsidiaries, except for the corporations identified in Schedule 2.1 of the Company Disclosure Schedule. The Company and each of its Subsidiaries identified in Schedule 2.1 of the Company Disclosure Schedule are collectively referred to herein as the "Acquired Corporations". None of the Acquired Corporations has any equity interest or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any Entity, other than the Acquired Corporations' interests in their Subsidiaries identified in Schedule 2.1 of the Company Disclosure Schedule.

        2.2    AUTHORITY; BINDING NATURE OF AGREEMENT.

        The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. The Company hereby represents that its Board of Directors, at a meeting duly called and held on or prior to the date hereof, has by unanimous vote (i) determined that the Merger is in the best interests of the Company, (ii) approved and adopted the this Agreement, the Agreement of Merger, the Merger and the other transactions contemplated by this Agreement, and (iii) resolved to recommend that the shareholders of the Company adopt and approve this Agreement, the Agreement of Merger and the Merger (the unanimous recommendations referred to in this clause (iii) are collectively referred to in this Agreement as the "Company Recommendations").

        2.3    CAPITALIZATION, ETC.

        (a)  The authorized capital stock of the Company consists of: 55,000,000 shares of Company Common Stock and 5,000,000 shares of Company Preferred Stock. As of October 29, 2002, 32,986,000 shares of Company Common Stock have been issued and are outstanding and no shares of the Company Preferred Stock have been issued and are outstanding. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. There are no shares of Company Common Stock held by any of the Company's Subsidiaries. None of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or subject to any right of first refusal in favor of the Company. There is no Contract to which the Company is a party and, to the Company's knowledge, there is no Contract between other Persons, relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Common Stock, other than the Voting Agreements. None of the Acquired Corporations is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock.

        (b)  As of October 29, 2002: (i) 12,424,000 shares of Company Common Stock are reserved for issuance pursuant to stock options under the Amended and Restated 1994 Flexible Stock Incentive Plan, as amended, of which options to acquire 5,844,523 shares of Company Common Stock are outstanding; (ii) 2,000,000 shares of Company Common Stock are reserved for issuance pursuant to stock options under the 2001 Non-Qualified Stock Incentive Plan, of which options to acquire 874,083 shares of Company Common Stock are outstanding; (iii) 300,000 shares of Company Common Stock are reserved for issuance pursuant to stock options under the ATM Technology Center 2000 Stock Option Plan, of which options to acquire 213,000 shares of Company Common Stock are outstanding; (iv) 410,000 shares of Company Common Stock are reserved for issuance pursuant to stock options under the Cylink/ARL 1997 Stock Option Plan, of which options to acquire 119,784 shares of Company Common Stock are outstanding; and (v) 322,430 shares of Company Common Stock remain available for purchase pursuant to the 2000 Employee Stock Purchase Plan of the Company (the "ESPP Plan"). The outstanding stock options listed above under the Amended and Restated 1994 Flexible Stock Incentive Plan include options exercisable for 1,000 shares of Company Common Stock that were granted under the 1987 Non-Qualified Stock Option Plan, with the shares reserved for such options having been rolled into the Amended and Restated 1994 Flexible Stock Incentive Plan. Stock options granted by the Company pursuant to the Company Stock Option Plans, as well as any stock options granted outside of the Company Stock Option Plans, are referred to collectively herein as "Company Options." Schedule 2.3(b) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of October 29, 2002: (i) the particular plan pursuant to which such Company Option was granted; (ii) the name of the optionee; (iii) the number of shares of Company Common Stock subject to such Company Option; (iv) the current exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the extent to which such Company Option is vested and exercisable as of the date of this Agreement; (vii) the vesting schedule of such Company Option including any acceleration of vesting upon a change in control of the Company; (viii) the expiration date of the Company Option; and (ix) the period of time following termination of employment during which the Company Option may be exercised if not expired. The Company has delivered to Parent accurate and complete copies of all stock option plans pursuant to which the Company has granted Company Options, and the forms of all stock option agreements evidencing such options. There have been no repricings of any Company Options through amendments, cancellation and reisssuance or other means during the current or prior two calendar years.

        (c)  Except as set forth in Section 2.3(a) or Section 2.3(b) above, as of the date of this Agreement, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of any of the Acquired Corporations; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Acquired Corporations; (iii) rights agreement, shareholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which any of the Acquired Corporations are or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) current investigation by the Company of any condition or circumstance that the Company reasonably believes would give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of any of the Acquired Corporations (items (i) through (iv) above, collectively, "Company Stock Rights").

        (d)  All outstanding shares of Company Common Stock, all outstanding Company Options and all outstanding shares of capital stock of each Subsidiary of the Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts. All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and are validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company, free and clear of any Encumbrances.

        2.4    SEC FILINGS; FINANCIAL STATEMENTS.

        (a)  All registration statements, proxy statements and other statements, reports, schedules, forms (including exhibits thereto) and other documents filed by the Company with the SEC since January 1,

1999 (the "Company SEC Documents") have been made available to Parent. All statements, reports, schedules, forms, exhibits and other documents required to have been filed by the Company with the SEC since January 1, 1999 have been so filed. As of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amendment or superseding filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b)  The financial statements (including related notes, if any) contained in the Company SEC Documents (the "Company Financial Statements"): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not have contained footnotes and were subject to normal and recurring year-end adjustments which were not, or are not reasonably expected to be, individually or in the aggregate, material in amount); and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby. For purposes of this Agreement, "Company Balance Sheet" means that consolidated balance sheet of the Company and its consolidated subsidiaries as of June 30, 2002 set forth in the Company's Quarterly Report on Form 10-Q filed with the SEC and the "Company Balance Sheet Date" means June 30, 2002.

        2.5    ABSENCE OF CHANGES.

        Except as set forth on Schedule 2.5 of the Disclosure Schedule, since the Company Balance Sheet Date (provided, that after the date hereof, nothing listed below shall be deemed to prohibit the Company from conducting its business as permitted pursuant to Section 4.2 hereof and any actions taken by Company pursuant to Section 4.2 or upon written request of Parent shall not be a breach of this Section 2.5):

        (a)  each of the Acquired Corporations has operated its respective business in all material respects in the ordinary course and consistent with past practices;

        (b)  except for facts, events, circumstances or conditions which exist or have occurred which are reasonably attributable to general economic conditions or general conditions affecting similarly situated corporations in the same industry as the Acquired Corporations, there has not been any event that has had a Material Adverse Effect on the Acquired Corporations, and no fact, event, circumstance or condition exists or has occurred that could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations;

        (c)  none of the Acquired Corporations has (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock; (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities; (iii) sold, issued or granted, or authorized the issuance of, (A) any capital stock or other security (except for Company Common Stock issued upon the valid exercise of outstanding Company Options), (B) any option, warrant or right to acquire any capital stock or any other security (except for Company Options outstanding on the date hereof or issued in accordance with Section 4.2), or (C) any instrument convertible into or exchangeable for any capital stock or other security; (iv) made any capital expenditure which, when added to all other capital expenditures made on behalf of the Acquired Corporations since the Company Balance Sheet Date, exceeds $150,000 in the aggregate; (v) made any material Tax election;

(vi) commenced or settled any Legal Proceeding; or (vii) entered into or consummated any transactions with any affiliate;

        (d)  none of the Acquired Corporations has (i) sold or otherwise disposed of, or acquired, leased, licensed, waived or relinquished any material right or other material asset to, from or for the benefit of, any other Person except for rights or other assets sold, disposed of, acquired, leased, licensed, waived or relinquished in the ordinary course of business and consistent with past practice; (ii) mortgaged, pledged or subjected to any lien any of their respective property, business or assets, except for purchase money or similar security interests granted in connection with the purchase of equipment or supplies in the ordinary course of business in an amount not exceeding $100,000 in the aggregate; (iii) entered into or amended any lease of real property or material personal property (whether as lessor or lessee); or (iv) canceled or compromised any debt or claim other than accounts receivable in the ordinary course of business consistent with past practice;

        (e)  none of the Acquired Corporations has (i) amended or waived any of its material rights under, or permitted the acceleration of vesting under, any provision of any of the Company Employee Plans or any provision of any agreement or Company Stock Option Plan evidencing any outstanding Company Option; (ii) established or adopted any Company Employee Plan; (iii) caused or permitted any Company Employee Plan to be amended in any material respect; or (iv) paid any bonus or made any profit-sharing or similar payment to, or materially increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers, employees, consultants or agents;

        (f)    there has been no material labor trouble (including any work slowdown, stoppage or strike) involving the Acquired Corporations or any material change in any of their respective personnel or the terms and conditions of the employment of such personnel;

        (g)  none of the Acquired Corporations has made any change in (i) their respective methods of accounting or accounting practices or (ii) their respective pricing policies or payment or credit practices or failed to pay any creditor any amount owed to such creditor when due or granted any extensions or credit other than in the ordinary course of business consistent with past practice;

        (h)  none of the Acquired Corporations has terminated or closed any material facility, business or operation;

        (i)    none of the Acquired Corporations has made any loan, advance or capital contributions to, or any other investment in, any Person, except for travel and payroll advances made to employees in the ordinary course of business which are disclosed on Schedule 2.5(i);

        (j)    none of the Acquired Corporations has written up or written down any of its respective material assets other than has been disclosed in subsequent financial reports or other filings made by the Company pursuant to the Securities Act or the Exchange Act;

        (k)  there has been no loss, destruction or damage to any material item of property of the Acquired Corporations, whether or not insured, which has had or could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations; and

        (l)    none of the Acquired Corporations has entered into any contractual obligation to do any of the things referred to elsewhere in this Section 2.5.

        2.6    PROPRIETARY ASSETS.

        (a)  Schedule 2.6(a) of the Company Disclosure Schedule sets forth all U.S. and foreign patents, patent applications, trademarks, trademark applications, copyright registrations and copyright applications owned by any of the Acquired Corporations. Each Acquired Corporation has good, valid and marketable title to, or has a valid right to use, license or otherwise exploit, all of the Acquired

Corporation Proprietary Assets necessary for the conduct of such Acquired Corporation's business as presently conducted, free and clear of all Encumbrances, except for any lien for current taxes not yet due and payable. None of the Acquired Corporations have developed jointly with any other Person any Acquired Corporation Proprietary Asset with respect to which such other Person has any rights. There is no Company Material Contract (with the exception of end user license agreements and software and maintenance agreements in the forms similar in all material respects to the forms previously delivered by the Company to Parent) pursuant to which any Person has any right (whether or not currently exercisable) to use, license or otherwise exploit any Acquired Corporation Proprietary Asset owned or exclusively licensed by any of the Acquired Corporations.

        (b)  (i) To the Company's knowledge, all Acquired Corporation Proprietary Assets owned by any of the Acquired Corporations are valid and enforceable; (ii) all Acquired Corporation Proprietary Assets owned by any of the Acquired Corporations are subsisting and in effect; (iii) to the Company's knowledge, none of the Acquired Corporation Proprietary Assets owned by any of the Acquired Corporations and no Proprietary Asset that is currently being developed by any of the Acquired Corporations (either by itself or with any other Person) infringes or misappropriates any Proprietary Asset owned or used by any other Person; (iv) (iv) to the knowledge of the Company, none of the products or services that are or have been designed, created, developed, assembled, performed, manufactured or sold by any of the Acquired Corporations is infringing, misappropriating or making any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and, to the knowledge of the Company, none of such products or services has at any time infringed, misappropriated or made any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person; (v) none of the Acquired Corporations has received any written notice or other communication of any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of, any Proprietary Asset owned or used by any other Person, (vi) to the Company's knowledge, the operation of the business of each Acquired Corporation as it currently is conducted does not infringe or misappropriate or make any unlawful or unauthorized use of any Proprietary Asset of any other Person; and (vii) to the Company's knowledge, no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Acquired Corporation Proprietary Asset owned by the Acquired Corporations. None of the Acquired Corporations has (A) except with respect to the Company Material Contracts and end user license agreements and software and maintenance agreements in the forms which are the same in all material respects to the forms previously delivered by the Company to Parent, licensed any of the Acquired Corporation Proprietary Assets to any Person, or (B) entered into any covenant not to compete or any Contract limiting its ability to exploit fully any Acquired Corporation Proprietary Assets owned or exclusively licensed by such Acquired Corporation.

        (c)  Each Acquired Corporation has taken all reasonable steps that are required to protect such Acquired Corporation's rights in confidential information and trade secrets of the Acquired Corporation or provided by any other person to the Acquired Corporation. Without limiting the foregoing, each Acquired Corporation has, and enforces, a policy requiring each employee, consultant and contractor to execute a proprietary information and confidentiality agreement, substantially in the forms attached to the Company Disclosure Schedule as Schedule 2.6(c), and all current and former employees, consultants and contractors of such Acquired Corporation have executed such an agreement.

        (d)  The Acquired Corporation Proprietary Assets owned by the Acquired Corporations do not contain any shareware, open source code or freeware. The Company has used commercially reasonable efforts to prohibit the public disclosure of any of its source code.

        2.7    CONTRACTS.

        (a)  For purposes of this Agreement, each of the following shall be deemed to constitute a "Company Material Contract" which Company Material Contracts are listed on Schedule 2.7 and copies of which have been made available to Parent:

          (i)    any Acquired Corporation Contract that is required by the rules and regulations of the SEC to be filed as an exhibit to the Company SEC Documents;

          (ii)  any Acquired Corporation Contract relating to the employment of any employee, and any Contract pursuant to which any of the Acquired Corporations is or may become obligated to make any severance, termination, bonus or relocation payment or any other payment (other than payments in respect of salary) in excess of $20,000, to any current or former employee or director;

          (iii)  any Acquired Corporation Contract relating to the acquisition, transfer, development, sharing or license of any material Proprietary Asset (except for any Acquired Corporation Contract pursuant to which (A) any material Proprietary Asset is licensed to the Acquired Corporations under any third party software license generally available for sale to the public, or (B) any material Proprietary Asset is licensed by any of the Acquired Corporations to any Person on a non-exclusive basis);

          (iv)  any Acquired Corporation Contract which provides for indemnification of any current or former officer, director or employee;

          (v)  any Acquired Corporation Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities;

          (vi)  any Acquired Corporation Contract that involves the payment or expenditure of in excess of $50,000 that may not be terminated by the applicable Acquired Corporation (without penalty) within sixty (60) days after the delivery of a termination notice by the applicable Acquired Corporation;

          (vii) any Acquired Corporation Contract contemplating or involving (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of $100,000 in the aggregate, or (B) the performance of services having a value in excess of $100,000 in the aggregate;

          (viii)  any Government Contract (A) creating or relating to the creation of any Encumbrance with respect to any asset owned or used by any Acquired Corporation having a value in excess of $50,000; (B) involving or incorporating any liability, obligation, guaranty, pledge, performance or completion bond, indemnity (other than customary intellectual property indemnities for hardware and software sold by any Acquired Corporation), right of contribution or surety arrangement, any of which obligations involve or may reasonably be expected to involve an Acquired Corporation obligation in excess of $50,000 per year; or (C) contemplating or involving (1) the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 in the aggregate, or (2) the performance of services having a value in excess of $50,000 in the aggregate; and

          (ix)  any Acquired Corporation Contract imposing any restriction on the right or ability of any Acquired Corporation to (A) compete with any other Person, (B) acquire any material product or other material asset or any services from any other Person, sell any material product or other material asset to or perform any services for any other Person or transact business or deal in any other manner with any other Person, or (C) develop or distribute any material technology.

          (x)  any other Acquired Corporation Contract, if a breach of such Acquired Corporation Contract would have a Material Adverse Effect on the Acquired Corporations by itself, and specifically excluding any Acquired Corporation Contract which would have been disclosed under (ii) or (vi)-(viii) above, but for the thresholds set forth in such subsections.

        (b)  (i) As against the Company, each Company Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms subject to (A) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) rules of law governing specific performance, injunctive relief and other equitable remedies; and (ii) to the knowledge of Company, as against the other parties thereto, each Company Material Contract is valid and in full force and effect, and enforceable in accordance with its terms subject to (A) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) rules of law governing specific performance, injunctive relief and other equitable remedies.

        (c)  None of the Acquired Corporations has materially violated or breached, or committed any material default under, any Company Material Contract. To the Company's knowledge, no other Person has violated or breached, or committed any default under, any Company Material Contract.

        (d)  To the Company's knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (i) result in a material violation or material breach of any provision of any Company Material Contract by any of the Acquired Corporations; (ii) give any Person the right to declare a default or exercise any material remedy under any Company Material Contract; (iii) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iv) give any Person the right to accelerate the maturity or performance of any Company Material Contract; or (v) give any Person the right to cancel or terminate, or modify in any material respect, any Company Material Contract.

        (e)  To the knowledge of the Acquired Corporations, with respect to Government Contracts, there is, as of the date hereof, no (i) civil fraud or criminal investigation by any Governmental Body, (ii) Acquired Corporation, or current officers, employees or affiliates thereof, currently suspended or debarred, or suspension of debarment proceeding (or equivalent proceeding) against any of the Acquired Corporations, their current officers, employees or affiliates, (iii) request by any Governmental Body for a contract price adjustment based on a claimed disallowance by any Governmental Body or at the direction of any Governmental Body or written notice of defective pricing other than as reserved for on the Company Financial Statements in accordance with GAAP, (iv) claim or equitable adjustment by the Acquired Corporations against the U.S. Government or any third party in excess of $50,000 in the aggregate, (v) written notice challenging, questioning or disallowing any cost(s) in excess of $50,000 in the aggregate, (vi) notice of contract termination, cure notice or show cause notice, or (vii) violation of any statutory, regulatory or contractual provision that could result in any fine or penalty of a criminal, civil or administrative nature.

        2.8    LIABILITIES.

        None of the Acquired Corporations has any material accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements prepared in accordance with GAAP and whether due or to become due), except for: (a) liabilities that are reflected in the "Liabilities" column of the Company Balance Sheet and the notes thereto, and (b) normal and recurring liabilities that have been incurred by the Acquired Corporations since the Company Balance Sheet Date in the ordinary course of business and consistent with past practices that, individually or in the aggregate, are not material in nature.

        2.9    COMPLIANCE WITH LEGAL REQUIREMENTS.

        Each of the Acquired Corporations is, and at all times since September 30, 1997, has been, in compliance in all material respects with all applicable Legal Requirements. Since September 30, 1997, none of the Acquired Corporations has received any written notice or, to the Company's knowledge, other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

        2.10    GOVERNMENTAL AUTHORIZATIONS.

        Each of the Acquired Corporations holds all Governmental Authorizations necessary to enable such Acquired Corporation to conduct its business in the manner in which such business is currently being conducted except where the failure to hold such Governmental Authorizations would not be reasonably likely to have a Material Adverse Effect on the Acquired Corporations. All such Governmental Authorizations are valid and in full force and effect. Each Acquired Corporation is, and at all times since September 30, 1997 has been, in compliance in all material respects with the terms and requirements of such Governmental Authorizations. Since September 30, 1997, none of the Acquired Corporations has received any notice or other communication from any Governmental Body regarding (a) any actual or possible violation of or failure to comply with any term or requirement of any Governmental Authorization, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization.

        2.11    TAX MATTERS.

        (a)  The Acquired Corporations have paid or reserved for all Taxes, due and payable by any of them (whether or not shown on any Tax Return) for or with respect to all periods up to and including the date hereof (without regard to whether or not such Taxes are or were disputed), whether or not shown on any Tax Return.

        (b)  Each of the Acquired Corporations has filed on a timely basis (taking into account any extensions of time an Acquired Corporation was granted) all material Tax Returns that it was required to file except for Tax Returns for the year which includes the Closing Date. All such Tax Returns were accurate and complete in all material respects. None of the Acquired Corporations currently is the beneficiary of any extension of time within which to file any Tax Return. No claim that has not been resolved has ever been made to an Acquired Corporation by an authority in a jurisdiction where the Acquired Corporations do not file Tax Returns that any one of them is or may be subject to taxation by that jurisdiction. None of the Acquired Corporations has given any currently effective waiver of any statute of limitations in respect of Taxes or agreed to any currently effective extension of time with respect to a Tax assessment or deficiency. There are no security interests on any of the assets of any of the Acquired Corporations that arose in connection with any failure (or alleged failure) to pay any Tax (other than liens for Taxes not yet due and payable).

        (c)  The Acquired Corporations have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party except for such withholding or payments to be made at or before Closing.

        (d)  The Company is not currently investigating any facts or circumstances which the Company reasonably believes could give rise to an expectation that any relevant taxing authority may assess additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any liability for Taxes of the Acquired Corporations either (i) claimed or raised by any authority in writing or (ii) as to which such Acquired Corporation has knowledge based upon personal contact with any agent of such authority. Schedule 2.11(d) to the Company Disclosure Schedule sets forth a complete and accurate list of all federal and state income and franchise Tax Returns filed by or on behalf of the Acquired Corporations with any Governmental Body with respect to the taxable periods of the Acquired Corporations ended on or after December 31, 2001 (the "Company Tax Returns"); and Schedule 2.11(d) to the Company Disclosure Schedule indicates those Company Tax Returns that have been audited and indicates those Company Tax Returns that currently are the subject of an audit.

        (e)  The unpaid Taxes of the Acquired Corporations (i) did not, as of the date of the most recent Company Financial Statements, exceed the aggregate reserve for Tax Liability (as opposed to any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Company Balance Sheet and (ii) will not, as of the Closing Date, exceed that aggregate reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Acquired Corporations in filing their Tax Returns.

        (f)    None of the Acquired Corporations is a party to any Tax allocation or sharing agreement. None of the Acquired Corporations has made any distribution of any "Controlled Corporation" as that term is defined in Section 355(a)(1) of the Code. None of the Acquired Corporations (i) has been a member of an "affiliated group," as defined in Section 1504(a) of the Code, filing a consolidated federal income Tax Return other than an affiliated group the common parent of which is the Company or (ii) has any Liability for the Taxes of any Person (other than any of the Acquired Corporations) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

        (g)  None of the Acquired Corporations have filed a consent under Section 341(f) of the Code concerning collapsible corporations. None of the acquired corporations will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481 of the Code, (ii) closing agreement as described in Section 7121 of the Code executed on or prior to the Closing Date, (iii) deferred intercompany gain on any excess loss account described in regulations under Section 1502 of the Code or (iv) installment sale or open transaction disposition made on or prior to the Closing Date.

        2.12    EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.

        (a)  Schedule 2.12(a) of the Company Disclosure Schedule lists (i) all employee pension benefit plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (ii) all employee welfare benefit plans (as defined in Section 3(1) of ERISA), (iii) all other pension, bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance, fringe benefits and other similar benefit plans (including, without limitation, any fringe benefit under Section 132 of the Code and any foreign plans), programs, Contracts, arrangements or policies (including a specific identification of those which contain change of control provisions or pending change of control provisions), and (iv) any employment, executive compensation or severance agreements (including a specific identification of those which contain change of control provisions or pending change of control provisions), whether written or otherwise, as amended, modified or supplemented, of any Acquired Corporation or any other Entity (whether or not incorporated) which is a member of a controlled group which includes any of the Acquired Corporations or which is under common control with any of the Acquired Corporations within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001(a) (14) or (b) of ERISA ("ERISA Affiliates") (all such plans, programs, Contracts, agreements, arrangements or policies as described in this Section 2.12 (a) shall be collectively referred to as the "Company Employee Plans") for the benefit of, or relating to, any former or current employee, officer or director (or any of their beneficiaries) of any Acquired Corporation or any other ERISA Affiliate. The Company has made available to Parent, in a reasonable time, place and manner, true and complete copies of (i) each such written Company Employee Plan (or a written description of any Company Employee Plan which is not written) and all related trust agreements, insurance and other contracts (including policies), summary plan descriptions, summaries of material modifications, registration statements (including all attachments), prospectuses and communications distributed to plan participants, (ii) the three most recent annual reports on Form 5500 series, with accompanying schedules and attachments, filed with respect to each Company Employee Plan required to make such a filing, (iii) the most recent actuarial valuation for each Company Employee Plan subject to Title IV of ERISA, (iv) the latest reports which have been filed with the U.S. Department of Labor with respect to each Company Employee Plan required to make such filing, (v) the most recent favorable determination letters issued for each Company Employee Plan and related trust which is intended to be qualified under Section 401(a) of the Code (and, if an application for such determination is pending, a copy of the application for such determination), and (vi) financial and other information regarding current and projected liabilities, if any, with respect to each Company Employee Plan for which the filings described in (ii), (iii) or (iv) above are not required under ERISA.

        (b)  (i) None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person (other than continuation coverage to the extent required by law, whether pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 or otherwise), (ii) none of the Company Employee Plans is a "Multiple Employer Welfare Arrangement" (as defined in Section 3(40) of ERISA), or a "Multiemployer Plan" (as defined in Section 3(37) of ERISA), (iii) no party in interest or disqualified person (as defined in Section 3(14) of ERISA and Section 4975 of the Code, respectively) has at any time engaged in a transaction with respect to any Company Employee Plan which could subject any of the Acquired Corporations, directly or indirectly, to any material tax, material penalty or other material liability for prohibited transactions under ERISA or Section 4975 of the Code; (iv) no fiduciary of any Company Employee Plan has breached any of the responsibilities or obligations imposed upon fiduciaries under Title I of ERISA which shall subject any of the Acquired Corporations, directly or indirectly, to any material penalty or liability for breach of fiduciary duty; (v) all Company Employee Plans have been established and maintained in accordance with their terms and have been operated in substantial compliance with all applicable Legal Requirements; (vi) all Company Employee Plans may by their terms be amended and/or terminated at any time without the consent of any other Person subject to applicable Legal Requirements and the terms of each Company Employee Plan; (vii) each of the Acquired Corporations has performed all obligations required to be performed by them under, and are not in any material respect in default under or in violation of, any Company Employee Plan; (viii) none of the Acquired Corporations has any knowledge of any default or violation by any other Person with respect to any of the Company Employee Plans; (ix) each Company Employee Plan which is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service as to such plan's qualified status under Section 401(a) of the Code (or comparable letter, such as an opinion or notification letter as to the form of plan adopted by one or more Acquired Corporations) or has time remaining under applicable Treasury guidance to seek such a determination, and nothing has occurred to the knowledge of the Company since the issuance of such letter (or could reasonably be expected to occur) which might impair such favorable determination or otherwise impair the qualified status of such plan; (x) no Acquired Corporation is currently subject to any penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or 4975 through 4980 F of the Code, or has any outstanding liability for any such penalty or tax which is not otherwise reserved for or reflected on the Company Financial Statements; and (xi) all contributions required to be made or reserved, and all premiums required to be paid by the Acquired Corporations, as appropriate, with respect to any Company Employee Plan pursuant to the terms of the Company Employee Plan, any Legal Requirements or any collective bargaining agreement, have been made, paid or reserved on or before their due dates (including any extensions thereof).

        (c)  None of the Acquired Corporations or any other ERISA Affiliate currently maintains, sponsors or participates in, or within the last five years has maintained, sponsored or participated in, any "Employee Benefit Plan" (as defined in Section 3(3) of ERISA) that is subject to Section 412 of the Code or Title IV of ERISA.

        (d)  The consummation of the transactions contemplated by this Agreement will not cause or result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any former or current employee, independent contractor or consultant (or any of their beneficiaries) of any of the Acquired Corporations.

        (e)  There are no Legal Proceedings pending or, to the knowledge of the Company, threatened in respect of or relating to any Company Employee Plan.

        (f)    The Company is not currently investigating any facts or circumstances which the Company reasonably believes could be expected to give rise to any such Legal Proceeding (other than routine, uncontested benefit claims) in respect of or relating to any Company Employee Plan.

        (g)  (i) None of the Acquired Corporations has ever maintained an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code) or any other Company Employee Plan that invests in Company capital stock; (ii) since August 23, 2002, none of the Acquired Corporations has proposed or agreed to any increase in benefits under any Company Employee Plan (or the creation of new benefits) or change in employee coverage which would materially increase the expense of maintaining any Company Employee Plan; and (iii) except as disclosed on Schedule 2.12(g), no person will be entitled to any severance benefits or the acceleration of any options under the terms of any Company Employee Plan as a result of the consummation of the transactions contemplated by this Agreement.

        (h)  To the extent that any Company Employee Plan is required by any applicable Legal Requirement to be covered by any bond (e.g., fidelity or otherwise) in any particular amount, each such Company Employee Plan required to be covered by such bond has at all times been covered by such bond in accordance and compliance with all applicable Legal Requirements.

        (i)    (i) There are no controversies pending or, to the knowledge of the Company, threatened, between any of the Acquired Corporations and any of their respective foreign or domestic former or current employees, officers, directors, independent contractors or consultants (or any of their beneficiaries); (ii) there is no labor strike, dispute, slowdown, work stoppage or lockout actually pending or, to the knowledge of the Company, threatened against or affecting any Acquired Corporation; (iii) none of the Acquired Corporations is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Acquired Corporations, (iv) none of the employees of the Acquired Corporations are represented by any labor organization and none of the Acquired Corporations have any knowledge of any current union organizing activities among the employees of the Acquired Corporations, (v) the Acquired Corporations have each at all times been in compliance in all material respects with all applicable Legal Requirements respecting employment, employment and labor practices, and with any collective bargaining agreements (both foreign and domestic), (vi) there is no unfair labor practice charge or complaint against any of the Acquired Corporations pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency, (vii) there is no grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Acquired Corporations pending, or to the knowledge of the Company, threatened, before the National Labor Relations Board or any similar state or foreign agency, (viii) to the knowledge of the Company, neither the Occupational Safety and Health Administration nor any corresponding state agency is threatening to file any citation, and there are no pending citations, relating to the Acquired Corporations, and (ix) there are no pending or, to the knowledge of the Company, threatened claims by any current or former employee of the Acquired Corporations or any employment-related claims or investigations by any Governmental Authority, including any charges to the Equal Employment Opportunity Commission or state employment practice agency, investigations regarding compliance with federal, state or local wage and hour Legal Requirements, audits by the Office of Federal Contractor

Compliance Programs, complaints of sexual harassment or any other form of unlawful harassment, discrimination, or retaliation.

        (j)    No Company Employee Plan is a Voluntary Employees' Beneficiary Association within the meaning of Section 501(c)(9) of the Code.

        (k)  All Welfare Plans and the related trusts that are "group health plans" as defined under the respective provision comply with and have been administered in substantial compliance with the health care continuation-coverage requirements under Section 4980B(f) of the Code (formerly Section 162(k) of the Code), Sections 601 through 607 of ERISA, and all final Treasury regulations under Section 4890B of the Code explaining those requirements, and all other applicable Legal Requirements regarding continuation and/or conversion coverage and with Code Section 4980D and ERISA Sections 701 through 734.

        (l)    Set forth on Schedule 2.12(l) is a list of all employees of each Acquired Corporation as of the date of the Agreement. Schedule 2.12(l) also contains, with respect to each such employee: (i) the employee's base salary, whether such employee is a bonus or commission employee, an approximate calculation of any bonus payable to such employee as of the date of this Agreement, and any commission schedule applicable to such employee; (ii) accrued paid time off payable to such employee as of October 29, 2002; (iii) any amounts payable to any employee as salary, severance or bonus which were withheld under an austerity program for fiscal years ending before the date of this Agreement, and (iv) any severance that would be due upon termination with or without cause of such employee. Copies of all loans and commission plans have been made available to Parent.

        (m)  None of the Acquired Corporations has effectuated (i) a "plant closing" (as defined in the Worker Adjustment and Retraining Notification Act) ("WARN Act") affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of the Acquired Corporations or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Acquired Corporations, nor has the Acquired Corporations been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law.

        (n)  None of the Acquired Corporations has received a written notice, or to the Company's knowledge any other communication, of any violation of any immigration and naturalization laws relating to employment and employees and all of the Acquired Corporations have properly completed and maintained in all material respects all applicable forms (including, but not limited to, I-9 forms) and each of the Acquired Corporations is in compliance in all material respects with all such immigration and naturalization Legal Requirements and there are no citations, investigations, administrative proceedings or formal complaints of violations of immigration or naturalization Legal Requirements pending or, to the knowledge of the Company threatened, before the Immigration and Naturalization Service of any federal, state or administrative agency or court against or involving the Acquired Corporations.

        2.13    ENVIRONMENTAL MATTERS.

        (a)  Each of the Acquired Corporations is in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by each of the Acquired Corporations of all material permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. None of the Acquired Corporations has received any written notice or, to its knowledge other communication, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that any of the Acquired Corporations is not in compliance with any Environmental Law. The Company is not currently investigating any circumstances that the Company reasonably believes could prevent or interfere with the material compliance by any of the Acquired Corporations with any Environmental Law. To the

Company's knowledge, no current or prior owner of any property leased or controlled by any of the Acquired Corporations has received any written notice or other communication, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that such current or prior owner or any of the Acquired Corporations is not in compliance with any Environmental Law. To the Company's knowledge, all property that is or has been leased to, controlled by or used by the Acquired Corporations, and all surface water, groundwater and soil associated with or adjacent to such property is in clean and healthful condition and is free of any material environmental contamination of any nature and none of the Acquired Corporations has any liability for any clean-up or remediation under any Environmental Law. To the Company's knowledge, all property that is leased to, controlled by or used by any of the Acquired Corporations is free of any friable asbestos or asbestos-containing material.

        (b)  For purposes of this Section 2.13:

          (i)    "Environmental Law" shall mean any foreign, federal, state or local statute, law, rule, regulation, ordinance, treaty, code, policy or rule of common law now or from time to time in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, natural resources, health, safety or Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; the Hazardous Materials Transportation Act, as amended; the Clean Water Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Safe Drinking Water Act, as amended; the Atomic Energy Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; and the Occupational Safety and Health Act, as amended; and

          (ii)  "Hazardous Materials" shall mean (A) petroleum or petroleum products (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas useable for fuel, or any mixture thereof), polychlorinated biphenyls (PCBs), asbestos or asbestos containing materials, urea formaldehyde foam insulation, and radon gas; (B) any substance defined as or included in the definition of "hazardous substance," "hazardous waste," "hazardous material," "extremely hazardous waste," "restricted hazardous waste," "waste," "special waste," "toxic substance," "toxic pollutant," "contaminant" or "pollutant," or words of similar import, under any applicable Environmental Law (as defined below); (C) infectious materials and other regulated medical wastes; (D) any substance which is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental agency; and (E) any other substance, material or waste the presence of which requires investigation or remediation under any Environmental Law.

        2.14    LEGAL PROCEEDINGS; ORDERS.

        Except as set forth in the Company SEC Documents, there is no pending material Legal Proceeding and, to the Company's knowledge, no Person has threatened to commence any material Legal Proceeding, that involves any of the Acquired Corporations or any of the material assets owned or used by any of the Acquired Corporations; and there is no Order, writ, injunction, judgment or decree to which any of the Acquired Corporations, or any of the material assets owned or used by any of the Acquired Corporations, is subject.

        2.15    VOTE REQUIRED.

        The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Shareholders' Meeting is the only vote of the holders of any class or series of the Company's capital stock necessary to adopt this Agreement and otherwise approve the Merger.

        2.16    NON-CONTRAVENTION; CONSENTS.

        Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger, or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

        (a)  contravene, conflict with or result in a violation of any of the provisions of the Company Organization Documents or any resolution adopted by the shareholders, the Board of Directors or any committee of the Board of Directors of any of the Acquired Corporations;

        (b)  contravene, conflict with or result in a violation of, or give any Governmental Body the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order, writ, injunction, judgment or decree to which any of the Acquired Corporations, or any of the material assets owned or used by any of the Acquired Corporations, is subject;

        (c)  contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Acquired Corporations or is otherwise material to the business of any of the Acquired Corporations or to any of the assets owned or used by any of the Acquired Corporations; or

        (d)  contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any Company Material Contract, (ii) a rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract, (iii) accelerate the maturity or performance of any Company Material Contract, or (iv) cancel, terminate or modify any term of any Company Material Contract, except in each case to the extent that such violations, breaches or defaults would not result in a Material Adverse Effect.

        Except as may be required by the Exchange Act, the CGCL and the rules and regulations of the Nasdaq Stock Market (as such rules and regulations relate to the Registration Statement and the Proxy Statement), and such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR") none of the Acquired Corporations was, is or will be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement, except in each case, where the failure to obtain any Consent would not, individually or in the aggregate, have a Material Adverse Effect on the Acquired Corporations.

        2.17    FAIRNESS OPINION.

        The Company's Board of Directors has received the written opinion of First Analysis Securities Corporation, financial advisor to the Company, as of the date of this Agreement, to the effect that the consideration to be received by the shareholders of the Company in the Merger is fair to the shareholders of the Company from a financial point of view. The Company will furnish an accurate and complete copy of said opinion to Parent.

        2.18    FINANCIAL ADVISOR.

        Except with respect to First Analysis Securities Corporation, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Acquired Corporations. The Company has furnished to Parent accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid or may become payable and all indemnification and other agreements related to any such engagement.

        2.19    TAKEOVER STATUTES; NO DISCUSSIONS

        No Takeover Laws are applicable to the Merger, this Agreement or any of the transactions contemplated hereby. As of the date of this Agreement, none of the Acquired Corporations, and no Representative of any of the Acquired Corporations, is engaged, directly or indirectly, in any discussions or negotiations with any other Person relating to any Company Acquisition Proposal.

        2.20    INFORMATION TO BE SUPPLIED.

        None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement is filed with the SEC or becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the shareholders of the Company or at the time of the Company Shareholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub that is contained in the foregoing documents.

        2.21    FOREIGN CORRUPT PRACTICES ACT.

        Neither the Company, any other Acquired Corporation, any of the Acquired Corporation's officers, directors, nor, to the Company's knowledge, any employees or agents (or shareholders), distributors, representatives or other persons acting on the express, implied or apparent authority of any Acquired Corporation, have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or Governmental Body in the United States or elsewhere in connection with or in furtherance of the business of any of the Acquired Corporations (including, without limitation, any unlawful offer, payment or promise to pay money or other thing of value (a) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist any Acquired Corporation in obtaining business for or with, or directing business to, any person, or (b) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised unlawfully to any such official or party for such purposes). Neither the business of the Company nor any other Acquired Corporation is in any manner dependent upon the making or receipt of such unlawful payments, discounts or other inducements. Neither the Company nor any other Acquired Corporation has otherwise taken any action that could cause the Company or any other Acquired Corporation to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, the regulations thereunder, or any applicable Legal Requirements of similar effect.

        2.22    DISCLOSURE.

        Between the Company Balance Sheet Date and the date of this Agreement, no event has occurred which has not been disclosed to Parent which the Company would have been required to disclose in a registration statement for the offering of securities under the Securities Act. The representations and warranties of the Company contained in Section 2 of this Agreement (as modified by the Company

Disclosure Schedule) do not contain any representation or warranty that is materially false or misleading with respect to any material fact, and the Company Disclosure Schedule does not omit to state any material fact necessary in order to make the representations and warranties of the Company contained in Section 2 of this Agreement (in the light of the circumstances under which such representations and warranties were or will be made or provided) not materially false or misleading.

SECTION 3.    REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as disclosed in the Disclosure Schedule delivered by Parent and Merger Sub to the Company prior to the execution and delivery of this Agreement (the "Parent Disclosure Schedule") and referenced in the Parent Disclosure Schedule to the section(s) of this Section 3 to which such disclosure applies, Parent and Merger Sub represent and warrant to the Company as follows:

        3.1    DUE ORGANIZATION; SUBSIDIARIES.

        Parent is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the State of California. Each Subsidiary is an Entity duly organized, validly existing and in good standing under the Legal Requirements of its state of incorporation or formation. Each of Parent and Merger Sub has all necessary corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. Each of Parent and Merger Sub is qualified to do business as a foreign corporation, and is in good standing, under the Legal Requirements of all jurisdictions where the nature of its business requires such qualification and where the failure to be so qualified would have a Material Adverse Effect on Parent. Parent has made available to the Company accurate and complete copies of the certificate of incorporation and bylaws of each of Parent and Merger Sub, including all amendments thereto (collectively, the "Parent Organization Documents").

        3.2    AUTHORITY; BINDING NATURE OF AGREEMENT.

        Each of Parent and Merger Sub has all requisite corporate power and authority, subject to stockholder approval, to enter into and to perform its obligations under this Agreement. The Board of Directors of Parent (at a meeting duly called and held) has authorized and approved the execution, delivery and performance of this Agreement by Parent and approved the Merger. This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies and (c) the approval of the stockholders of Parent. Parent hereby represents that its Board of Directors, at a meeting duly called and held on or prior to the date hereof, has by unanimous vote (i) determined that the Merger is in the best interests of Parent, (ii) approved and adopted this Agreement, the Agreement of Merger, the Merger and the other transactions contemplated by this Agreement, and (iii) resolved to recommend that the stockholders of Parent adopt and approve this Agreement, the Agreement of Merger, the Merger and the issueance of Parent Common Stock in accordance herewith (the unanimous recommendations referred to in this clause (iii) are collectively referred to in this Agreement as the "Parent Recommendations").

        3.3    CAPITALIZATION, ETC.

        (a)  As of September 26, 2002, the authorized capital stock of Parent consists of: (i) 50,000,000 shares of Parent Common Stock and (ii) 500,000 shares of Parent Preferred Stock. As of September 26, 2002, 7,772,285 shares of Parent Common Stock have been issued and are outstanding, no shares of Parent Preferred Stock have been issued or are outstanding. No shares of Parent Common Stock are held in Parent's treasury. All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or subject to any right of first refusal in favor of Parent.

        (b)  All outstanding shares of Parent Common Stock and all outstanding shares of capital stock of each Subsidiary of Parent have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Parent Contracts. All of the outstanding shares of capital stock of each of the Subsidiaries of Parent have been duly authorized and are validly issued, are fully paid and nonassessable and are owned beneficially and of record by Parent, free and clear of any Encumbrances. The Parent Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable and in compliance with all applicable securities laws and other applicable Legal Requirements. The shares of Parent Common Stock to be issued upon exercise of Company Options assumed by Parent in connection with the Merger will, when issued, be issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Parent Contracts.

        (c)  Parent owns directly all of the outstanding stock of Merger Sub.

        3.4    SEC FILINGS; FINANCIAL STATEMENTS.

        (a)  All registration statements, proxy statements and other statements, reports, schedules, forms (including exhibits) and other documents filed by Parent with the SEC since January 1, 1999 (the "Parent SEC Documents") are available to Company on EDGAR. All statements, reports, schedules, forms and other documents required to have been filed by Parent with the SEC since January 1, 1999 have been so filed. As of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amendment or superseding filing): (i) each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b)  The financial statements (including any related notes) contained in the Parent SEC Documents (the "Parent Financial Statements"): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not have contained footnotes and were subject to normal and recurring year-end adjustments which were not, or are not reasonably expected to be, individually or in the aggregate, material in amount), and (iii) fairly presented in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Parent and its consolidated subsidiaries for the periods covered thereby. For purposes of this Agreement, "Parent Balance Sheet" means that consolidated balance sheet of the Company and its consolidated subsidiaries as of June 30, 2002 set forth in the Company's Quarterly Report on Form 10-Q filed with the SEC and the "Parent Balance Sheet Date" means June 30, 2002.

        3.5    LIABILITIES.

        Neither of Parent nor any Subsidiary of Parent has any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements prepared in accordance with generally accepted accounting principles, and whether due or to become due), except for: (a) liabilities required to be identified as such in the "Liabilities" column of the Parent Balance Sheet, including the notes thereto; (b) normal and recurring liabilities that have been incurred by Parent and its Subsidiaries since the Parent Balance Sheet Date in the ordinary course of business and consistent with past practices that, individually or in the aggregate, have not had or could not reasonably be expected to have, a Material Adverse Effect on Parent; and (c) liabilities incurred under this Agreement.

        3.6    NON-CONTRAVENTION; CONSENTS.

        Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

        (a)  contravene, conflict with or result in a violation of any of the provisions of the Parent Organization Documents or any resolution adopted by the stockholders, the Board of Directors or any committee of the Board of Directors of Parent or any Subsidiary of Parent; or

        (b)  contravene, conflict with or result in a violation of, or give any Governmental Body the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which Parent, or any of the material assets owned or used by Parent, is subject.

        Except as may be required by the Securities Act, the Exchange Act, and the rules and regulations of the Nasdaq Stock Market (as it relates to the approval of the Merger by stockholders of Parent and Registration Statement and the Proxy Statement), and such filings as may be required under HSR, none of Parent or any Subsidiary of Parent was, is or will be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement, except in each case, where the failure to make any filing, give any notice or obtain any Consent would not have a Material Adverse Effect on Parent.

        3.7    INTERIM OPERATIONS OF MERGER SUB.

        Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

        3.8    INFORMATION TO BE SUPPLIED.

        None of the information supplied or to be supplied by or on behalf of Parent for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement is filed with the SEC or becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the shareholders of the Company or at the time of the Company Shareholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by the Company that is contained in the foregoing documents.

        3.9    ABSENCE OF CHANGES.

        Since June 30, 2002 and except as set forth in any documents filed by Parent or any Subsidiary with the SEC since June 30, 2002:

        (a)  Each of Parent and its Subsidiaries has operated its business in all material respects in the ordinary course and consistent with past practices; and

        (b)  Except for facts, events, circumstances or conditions which exist or have occurred which are reasonably attributable to general economic conditions or general conditions affecting similarly situated corporations in the same industry as the Parent, there has not been any event that has had a Material Adverse Effect on Parent, and no fact, event, circumstance or condition exists or has occurred that could reasonably be expected to have a Material Adverse Effect on Parent.

        3.10    LEGAL PROCEEDINGS; ORDERS.

        Except as set forth in the Parent SEC Documents, there is no pending material Legal Proceeding and, to the Parent's knowledge, no Person has threatened to commence any material Legal Proceeding, that involves any of Parent, the Merger Sub or any material subsidiary of Parent or any of the material assets owned or used by the same; and there is no Order, writ, injunction, judgment or decree to which any of Parent, the Merger Sub or any material subsidiary of Parent, or any of the material assets owned or used by any of the same, is subject.

        3.11    VOTE REQUIRED.

        The affirmative vote of the holders of a majority of the shares of Parent Common Stock outstanding on the record date for the Parent Shareholders' Meeting is the only vote of the holders of any class or series of the Parent's capital stock necessary to approve the Merger and the issuance of Parent Common Stock as Merger Consideration pursuant to this Agreement and otherwise allow Parent to consummate the Merger as set forth herein.

        3.12    DISCLOSURE.

        Between the Parent Balance Sheet Date and the date of this Agreement, no event has occurred which has not been disclosed to Company which Parent would have been required to disclose in a registration statement for the offering of securities under the Securities Act. The representations and warranties of Parent contained in Section 3 of this Agreement (as modified by the Parent Disclosure Schedule) do not contain any representation or warranty that is materially false or misleading with respect to any material fact, and the Parent Disclosure Schedule does not omit to state any material fact necessary in order to make the representations and warranties of Parent contained in Section 3 of this Agreement (in the light of the circumstances under which such representations and warranties were or will be made or provided) not materially false or misleading.

SECTION 4.    CERTAIN COVENANTS OF THE COMPANY AND PARENT

        4.1    ACCESS AND INVESTIGATION.

        During the period from the date of this Agreement through the Effective Time unless this Agreement shall be terminated in accordance with Section 7 (the "Pre-Closing Period"), subject to applicable antitrust laws and regulations relating to the exchange of information, (a) the Company shall, and shall cause the respective Representatives of the Acquired Corporations to: (i) provide Parent and Parent's Representatives with reasonable access during normal business hours to the Acquired Corporations' Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations; and (ii) provide Parent and Parent's Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations, and with such additional financial, operating and other data and information regarding the Acquired Corporations, in each case, as Parent may reasonably request. Each party acknowledges that the Company and Parent have previously entered into a Mutual Nondisclosure Agreement dated July 5, 2001, as amended by an amendment dated July 5, 2002 which will continue in full force and effect in accordance with its terms.

        4.2    OPERATION OF THE COMPANY'S BUSINESS.

        (a)  During the Pre-Closing Period the Company shall: (i) ensure that each of the Acquired Corporations conducts its business and operations (A) in the ordinary course in accordance with past practices, and (B) in material compliance with all applicable Legal Requirements and the requirements of all Company Material Contracts; (ii) use reasonable efforts to ensure that each of the Acquired Corporations preserves intact its current business organization, keeps available the services of its current officers and employees and maintains its relations and goodwill at least as favorable as at the date of this Agreement with all suppliers, customers, distributors, landlords, creditors, licensors, licensees and other Persons having business relationships with the respective Acquired Corporations; (iii) provide all notices, assurances and support required by any Company Material Contract relating to any Proprietary Asset to prevent the occurrence of a condition under such Contract which would result in any transfer of a material Proprietary Asset or disclosure of material source code by any Acquired Corporation; and (iv) keep in full force and effect (with the same scope and limits of coverage) all insurance policies in effect as of the date of this Agreement covering all material assets of the Acquired Corporations.

        (b)  During the Pre-Closing Period, except as set forth in Schedule 4.2(b) of the Company Disclosure Schedule, the Company shall not (without the prior written consent of Parent), and shall not permit any of the other Acquired Corporations to:

          (i)    declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

          (ii)  sell, issue, grant or authorize the issuance or grant of (A) any capital stock, other security (including the sale, transfer or grant of any treasury shares) or any obligation convertible or exchangeable for capital stock or (B) any Company Stock Right (except that, prior to the Effective Time, the Company may issue Company Common Stock upon the valid exercise of Company Options outstanding as of the date of this Agreement and in connection with issuances of shares previously authorized under the ESPP Plan);

          (iii)  amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Company Stock Option Plans, any provision of any agreement evidencing any outstanding stock option or any restricted stock purchase agreement, or otherwise modify any of the terms of any outstanding option, warrant, or other security or any related Contract;

          (iv)  amend or permit the adoption of any amendment to the Company Organization Documents, or effect or become a party to any Company Acquisition Transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

          (v)  form any Subsidiary or acquire any equity interest or other interest in any other Entity;

          (vi)  make any capital expenditure to the extent such new capital expenditures exceed $200,000 in the aggregate;

          (vii) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any Contract with obligations in excess of $100,000, or waive, release, or assign any rights or claims, or modify or terminate any Company Material Contract with obligations in excess of $100,000, except for standard purchase agreements with no minimum quantity requirements entered into in the ordinary course of business;

          (viii)  acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other person (other than the purchase of assets from suppliers or vendors in the ordinary course of business);

          (ix)  sell, lease, exchange, mortgage, pledge, transfer or otherwise subject to any Encumbrance or dispose of any of its assets, except for sales, dispositions or transfers in the ordinary course of business;

          (x)  (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any agreement having the economic effect of any of the foregoing, except for borrowings incurred in the ordinary course of business, or (B) make any loans, advances or capital contributions to, or investments in, any other person other than travel and payroll advances made to employees in the ordinary course of business;

          (xi)  pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute or contingent, matured or unmatured, known or unknown), other than the payments, discharges or satisfactions (A) of less than $75,000 or (B) in the ordinary course of business which are materially in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the Company Financial Statements or waive any material benefits of, or agree to modify in any material respect, any confidentiality, standstill or similar agreements to which any Acquired Company is a party;

          (xii) (A) except as set forth in Schedule 4.2.(b)(ii) increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee; (B) grant any severance or termination pay (other than pursuant to the normal severance practices or existing agreements of the Company in effect on the date of this Agreement) to, or enter into any severance agreement with, any director, officer or employee, or enter into any employment agreement with any director, officer or employee or otherwise without the prior written consent of Parent; (C) establish, adopt, enter into or amend any Company Benefit Plan or other arrangement, except as may be required to comply with Applicable Legal Requirements; (D) pay any benefit not provided for under any Company Benefit Plan or other arrangement; (E) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Benefit Plan or other arrangement (including the grant of stock options, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock, or the removal of existing restrictions in any Company Benefit Plan or other arrangement or agreement or awards made thereunder); (F) take any action to fund prior to when due or in any other way secure the payment of compensation or benefits under any agreement; or (G) hire or promote any director, officer or employee, or fire any employee without first giving Parent 24 hours prior notice and an opportunity to discuss the termination with the Company;

          (xiii)  change any of its methods of accounting or accounting practices in any respect, except as required by GAAP;

          (xiv)   make or rescind any material election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes which would reasonably be expected to result in a Material Adverse Effect on the Acquired

  Corporations, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns;

          (xv) commence or settle any Legal Proceeding;

          (xvi)   take any other material action outside the ordinary course of business or inconsistent with past practices;

          (xvii)  except as otherwise disclosed in this Agreement or the Company Disclosure Schedule, or as otherwise directed by Parent or the terms of this Agreement, take, or permit the taking of any action, which could reasonably be expected to cause the vesting of any Company Options to be accelerated in accordance with the terms of any of the Company Stock Option Plans;

          (xviii)  take, agree to take, or omit to take any action which would cause the Company not to be able to satisfy any of the conditions set forth in Section 6 prior to the Termination Date; or

          (xix)   agree or commit to take any of the actions described in clauses (i) through (xviii) of this Section 4.2(b).

        The Parent shall respond promptly to a request by the Company for consent to take any action contemplated in this Section 4.2.

        (c)  During the Pre-Closing Period, the Company shall promptly notify Parent in writing of: (i) the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by the Company in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by the Company in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of the Company; (iv) any employee who resigns, voluntarily terminates, or otherwise gives the Company notice of his intent to resign, or voluntarily terminate his employment with the Company; and (v) any event, condition, fact or circumstance that would make the timely satisfaction of any condition set forth in Section 6 impossible or unlikely or that has had or could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations. No notification given to Parent pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement.

        (d)  During the Pre-Closing Period, Parent shall promptly notify the Company in writing of: (i) the discovery by Parent or Merger Sub of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by Parent or Merger Sub in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by Parent in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of Parent or Merger Sub; and (iv) any event, condition, fact or circumstance that would make the timely satisfaction of any condition set forth in Section 6 impossible or unlikely or that has had or could reasonably be expected to have a Material Adverse Effect on Parent. No notification given to the Company pursuant to this Section 4.2(d) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent or Merger Sub contained in this Agreement.

        4.3    NO SOLICITATION BY THE COMPANY.

        (a)  During the Pre-Closing Period, the Company shall not directly or indirectly, and shall not authorize or permit any of the other Acquired Corporations or any Representative of any of the Acquired Corporations directly or indirectly to, (i) take any action to solicit, initiate, induce or seek to facilitate the making, submission or announcement of any Company Acquisition Proposal, (ii) furnish any nonpublic information regarding any of the Acquired Corporations to any Person (other than Parent or Merger Sub) in connection with or in response to a Company Acquisition Proposal or an inquiry or indication of interest that the Company reasonably believes could be expected to lead to a Company Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Company Acquisition Proposal, (iv) approve, endorse or recommend any Company Acquisition Proposal, or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Company Acquisition Transaction; provided, however, that this Section 4.3 shall not prohibit (A) the Company, or the Board of Directors of the Company, from furnishing nonpublic information regarding the Acquired Corporations to, or entering into discussions or negotiations with, any Person in response to a Company Superior Offer that is submitted to the Company by such Person (and not withdrawn) if (1) neither the Company nor any Representative of any of the Acquired Corporations shall have violated any of the restrictions set forth in this Section 4.3, (2) the Board of Directors of the Company concludes in good faith, after consultation with its outside legal counsel, that such action with respect to such Company Superior Offer is required to comply with the fiduciary duties of the Board of Directors of the Company to the Company shareholders under applicable Legal Requirements, and (3) the Board of Directors determines in good faith, after consultation with its outside legal counsel, that taking such action would be reasonably likely to lead to the consummation of a Company Superior Offer, (4) the Company gives Parent prompt written notice (in any event, within 24 hours of receipt of any Company Acquisition Proposal) of the identity of such Person and of the Company's intention to furnish nonpublic information to, or enter into discussions with, such Person, and the Company receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person or any of such Person's Representatives by or on behalf of the Company, and (5) the Company furnishes such nonpublic information to such Person and to Parent at substantially the same time (to the extent such nonpublic information has not been previously furnished by the Company to Parent); or (B) the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to any Company Acquisition Proposal. Without limiting the generality of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of any of the Acquired Corporations, whether or not such Representative is purporting to act on behalf of any of the Acquired Corporations, shall be deemed to constitute a breach of this Section 4.3 by the Company.

        (b)  The Company shall promptly (and in no event later than twenty four (24) hours after receipt of any Company Acquisition Proposal, any indication of interest that the Company reasonably believes could result in a Company Acquisition Proposal, or any request for nonpublic information relating to any of the Acquired Corporations) advise Parent orally and in writing of such Company Acquisition Proposal, such indication of interest or request (including providing the identity of the Person making or submitting such Company Acquisition Proposal, indication of interest or request, and a summary of the material terms thereof, if the Company Acquisition Proposal is not in writing, or a copy of the Company Acquisition Proposal if it is in writing) that is made or submitted by any Person during the Pre-Closing Period. The Company shall keep Parent fully informed on a reasonably prompt basis with respect to the status of any such Company Acquisition Proposal, indication of interest or request and any modification or proposed modification thereto.

        (c)  Upon the execution of this Agreement, the Company shall immediately cease and cause to be terminated any discussions existing as of the date of this Agreement with any Person (other than Parent) that relate to any Company Acquisition Proposal.

        (d)  Except with respect to the execution of a definitive agreement with respect to a Company Superior Offer, the Company agrees not to release any Person (other than Parent) from or waive any provision of any confidentiality, "standstill" or similar agreement to which the Company is a party and will use its reasonable best efforts to enforce each such agreement at the request of Parent.

        (e)  Notwithstanding anything in this Agreement to the contrary, the Board of Directors of the Company may withhold, withdraw or modify the Company Recommendations in a manner adverse to Parent if: (i) an unsolicited, bona fide offer is made to the Company by a third party for a Company Acquisition Transaction, and such offer is not withdrawn; (ii) the Company's Board of Directors determines in good faith, after consultation with its financial advisor, that such offer constitutes a Company Superior Offer and that such offer is reasonably likely to be consummated; (iii) following consultation with outside legal counsel, the Company's Board of Directors determines that the withdrawal or modification of such Company Recommendations is required to comply with the fiduciary duties of the Board of Directors of Company to the shareholders of Company under applicable Legal Requirements; (iv) the Company Recommendations are not withdrawn or modified in a manner adverse to Parent at any time prior to three (3) business days after Parent receives written notice from the Company confirming that the Company's Board of Directors has determined that such offer is a Company Superior Offer, and (v) for a period of three (3) business days after notifying Parent of such determination, the Company, if requested by Parent, shall negotiate in good faith with Parent to make such adjustments to the terms and conditions of this Agreement as would enable the Board of Directors of the Company to continue to recommend the Merger on such adjusted terms.

        4.4    NO SOLICITATION OF EMPLOYEES PRIOR TO CLOSE

        Without the prior written consent of the Company or Parent, as the case may be, during the Pre-Closing Period or prior to August 23, 2003, neither the Parent or Company, directly or indirectly, shall solicit for employment any employee of the other party, provided that the foregoing restriction shall not prevent Parent from employing any Company employees upon the consummation of this Merger or prevent either party from making general solicitations for employment or employing any person who either responds to such general solicitations or otherwise contacts such party on his or her own initiative without solicitation by such party in contravention of the above restrictions.

        4.5    INTEGRATION PLAN

        The Parent shall direct its representatives no later than two (2) weeks subsequent to the date hereof to present as fully developled a plan as commercially reasonably possible with respect to the integration of the business of the Company with the Parent to the Company's management (the "Integration Plan"). The Integration Plan shall, at a minimum, identify (i) Parent's overall integration strategy, (ii) functional areas that are not critical to the initial integration period, (iii) integration initiatives and synergy identification by functional area, (iv) integration focus areas and (v) the integration management team that will provide centralized oversight and coordination of the Integration Plan. Parent and the Company shall cooperate and use their reasonable combined efforts to implement the Integration Plan prior to Closing.

SECTION 5.    ADDITIONAL COVENANTS OF THE PARTIES

        5.1    REGISTRATION STATEMENT AND PROXY STATEMENT FOR SHAREHOLDER APPROVAL.

        As soon as practicable following the execution of this Agreement, Parent and the Company shall jointly prepare, and Parent shall file with the SEC, a joint registration and proxy statement consisting of a proxy statement of the Company in connection with the Merger complying with applicable Legal Requirements and including the opinion of First Analysis Securities (the "Company Proxy Statement"), a proxy statement of Parent in connection with the Merger and issuance of Parent Common Stock in the Merger and complying with applicable Legal Requirements (the "Parent Proxy Statement") and a registration statement on Form S-4 (such registration statement, together with the amendments thereto being the "Registration Statement") for the offer and sale of Parent Common Stock pursuant to the Merger and in which the Company Proxy Statement and the Parent Proxy Statement will be included as a prospectus. Each of the Company and Parent shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after its filing. The Company and Parent will use reasonable efforts to cause the Company Proxy Statement to be mailed to the Company's shareholders, the Parent Proxy Statement to be mailed to the Parent's stockholders, as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Parent shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities laws and other applicable Legal Requirements in connection with the issuance of Parent Common Stock in the Merger and the Company shall furnish all information concerning the Company and the holders of capital stock of the Company as may be reasonably requested in connection with any such action and the preparation, filing and distribution of the Company Proxy Statement. No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to, the Registration Statement or Parent Proxy Statement will be made by Parent, or with respect to the Company Proxy Statement will be made by the Company, without providing the other party a reasonable opportunity to review and comment thereon. Parent will advise the Company, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for the amendment of the Company Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. Parent will advise the Company, promptly after it receives notice thereof, of any request by the SEC for the amendment of the Registration Statement or the Parent Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to the Company or Parent, or any of their respective affiliates, officers or directors, is discovered by the Company or Parent which should be set forth in an amendment or supplement to either the Registration Statement, the Company Proxy Statement or the Parent Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Legal Requirements, disseminated to the shareholders of the Company or the stockholders of Parent, as the case may be.

        5.2    COMPANY SHAREHOLDERS' MEETING AND PARENT STOCKHOLDERS' MEETING.

        (a)  Parent and the Company shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Company Common Stock to vote on a proposal to adopt this Agreement, the Agreement of Merger and the Merger (the "Company Shareholders' Meeting"). The Company Shareholders' Meeting shall be held as soon as reasonably practicable after the Registration Statement is declared effective under the Securities Act. Subject to Section 4.3, the Company shall use reasonable efforts to take all actions necessary or advisable to solicit proxies in favor of the Merger and shall ensure that all proxies solicited in connection with the

Company Shareholders' Meeting are solicited in compliance with all applicable Legal Requirements. Once the Company Shareholders' Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Shareholders' Meeting (other than for the absence of a quorum) without the consent of Parent.

        (b)  The Company Proxy Statement shall include the Company Recommendations, and, subject to Section 4.3(e), the Company Recommendations shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the Board of Directors of the Company or any committee thereof to withdraw or modify the Company Recommendations in a manner adverse to Parent shall be adopted or proposed.

        (c)  The Company's obligation to call, give notice of and hold the Company Shareholders' Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Company Superior Offer or other Company Acquisition Proposal, or by any withdrawal or modification of the Company Recommendations.

        (d)  The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Company Proxy Statement, the Parent Proxy Statement and the Registration Statement, (ii) in determining whether any action by or in respect of, or filing with, any Governmental Body is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement, the Parent Proxy Statement and the Registration Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

        (e)  Parent shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Parent Common Stock to vote on a proposal to adopt this Agreement, the Merger and the issuance of Parent Common Stock pursuant to the Merger (the "Parent Stockholders' Meeting"). The Parent Stockholders' Meeting shall be held as soon as reasonably practicable after the Registration Statement is declared effective under the Securities Act. The Parent Proxy Statement shall include the Parent Recommendations, and such Parent Recommendations shall not be withdrawn or modified in a manner adverse to the Company and no resolution by the Board of Directors of the Parent or any committee thereof to withdraw or modify such Parent Recommendations in a manner adverse to the Company shall be adopted or proposed. Parent shall use reasonable efforts to take all actions necessary or advisable to solicit proxies in favor of the Merger and shall ensure that all proxies solicited in connection with the Parent Stockholders' Meeting are solicited in compliance with all applicable Legal Requirements.    Once the Parent's Stockholders' Meeting has been called and noticed, the Company shall not postpone or adjourn the Parent Stockolders' Meeting (other than for the absence of a quorum) without the consent of Company or unless otherwise required by applicable Legal Requirements.

        5.3    REGULATORY APPROVALS.

        Each of the Company and Parent shall use its reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Body. Each of the Company and Parent shall (i) give the other party prompt notice of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by this Agreement, (ii) keep the other party informed as to the status of any such Legal Proceeding or threat, and (iii) promptly inform the other party of any communication to or from any Governmental Body regarding the Merger.

        5.4    ASSUMPTION OF STOCK OPTIONS; EMPLOYEE STOCK PURCHASE PLAN; 401(K) PLAN; EMPLOYEES AND BENEFITS

        (a)  (i) At the Effective Time (A) the Warrant to purchase shares of Company Common Stock issuable to Orchard Gateway Investors, LLC described in Section 4.2(b) of the Disclosure Schedule (the "Warrant"), (B) all Company Options then outstanding under all Company Stock Option Plans held by individuals who are employees (including officers) of the Company at any time within 30 days of the Effective Time which are then vested and would have, if then exchanged in the Merger on the terms described below, an exercise price equal to or less than the greater of (I) the average of the closing sales prices of the Parent Common Stock for the five (5) trading days ending on the fifth business day prior to the date of the Company Stockholders' Meeting or (II) $12.50 ("Option Price") and (C) all outstanding Company Options issued under the Cylink/ARL 1997 Stock Option Plan, shall be assumed by Parent and each such Company Option and Warrant shall be converted into an option (or warrant with respect to the Warrant) to purchase shares of Parent Common Stock. Except as provided herein, each such assumed, vested Company Option shall be subject to the other terms and conditions (as in effect as of the date of this Agreement) of the Company Stock Option Plan under which it was issued and the terms and conditions of its respective stock option agreement, if any, by which it is evidenced. All remaining Company Options shall terminate as of the Effective Time and shall not be assumed by Parent. From and after the Effective Time, (i) each Company Option and Warrant assumed by Parent may be exercised solely for shares of Parent Common Stock, (ii) the number of shares of Parent Common Stock subject to each such Company Option or Warrant shall be equal to the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding down to the nearest whole share, (iii) the per share exercise price under each such Company Option or Warrant shall be adjusted by dividing the per share exercise price under such Company Option or Warrant by the Exchange Ratio and rounding up to the nearest cent, and (iv) any restriction on the exercise of any such Company Option or Warrant shall continue in full force and effect and, except as set forth in Section 5.4(a)(ii) the term, exercisability and other provisions of such Company Option or Warrant shall otherwise remain unchanged; provided, however, that reference to service for the Company in any such Company Option shall mean service for the Surviving Corporation after the Effective Time. As soon as practicable following Closing, but in any event, within three (3) business days thereof, Parent shall deliver to each holder of a Company Option assumed by Parent hereunder (i) a duly executed replacement option agreement which replacement option agreement shall exactly mirror the terms of the holder's option agreement with the Company except for the adjustments to (A) vesting as provided under Section 5.4(a)(ii), (B) the number of shares of Parent Common Stock subject to each such Company Option; and (C) the per share exercise price under each such Company Option to reflect the Exchange Ratio or (ii) an amendment to such Company Option having the same effect.

            (ii) Immediately prior to the Effective Time, all Company Options then outstanding under all Company Stock Option Plans (whether vested or unvested) with an exercise price equal to or less than the Option Price which are held by individuals who are at that time employees (including officers) of any Acquired Corporation and who have been offered and accepted employment with the Parent or the Surviving Corporation effective after the Closing and who have executed a nondisclosure agreement satisfactory to Parent, shall, notwithstanding anything to the contrary regarding vesting in any Company Stock Option Plan or any stock option agreement, with respect thereto, become one hundred percent (100%) vested as of immediately prior to the Effective Time.

        (b)  Prior to the Effective Time, the Company and Parent shall take all action that may be necessary (under the plans pursuant to which Company Options are outstanding and otherwise) to effectuate the provisions of this Section 5.4. Such actions shall include without limitation notice to holders of Company Options not being assumed by Parent in such form reasonably satisfactory to Parent and Company as to the termination of such option at the Effective Time of the Merger. Such actions shall also include the Company's using its best efforts to obtain from holders of all outstanding

Company Options granted under the Company 1987 Non-Qualified Stock Option Plan signed written consents to the termination of such Company Options on or before the Closing Date in such form and for such consideration as is satisfactory to Parent. The Company shall, if requested by Parent, take all action that may be necessary (under the plans pursuant to which Company Options are outstanding and otherwise) to accelerate the vesting of Company Options as provided in Section 5.4 (a)(ii) or otherwise provided in the respective Company Option.

        (c)  Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery under the Company Stock Options Plans assumed in accordance with this Section 5.4.

        (d)  Parent shall not assume the ESPP Plan or any outstanding options to purchase shares of the Company under the ESPP Plan. The Company shall take all actions necessary to cause all outstanding purchase rights under the ESPP Plan to be exercised upon the earlier of (i) the next scheduled purchase date under the Company ESPP, or (ii) immediately prior to the date of the Company Shareholders Meeting, and each participant in the Company ESPP Plan shall accordingly be issued shares of Company Common Stock at that time in accordance with the provisions of the ESPP which shall be converted into shares of Parent Common Stock in the Merger. The Company shall take all actions necessary to terminate the Company ESPP immediately following such exercise date (including without limitation providing notice to ESPP participants as to the termination in such form reasonably satisfactory to Parent), and no purchase rights shall be subsequently granted or exercised under the Company ESPP.

        (e)  The Company shall terminate, effective as of the day immediately preceding the Effective Time, any and all 401(k) plans sponsored or maintained by Company and any other Acquired Corporation unless Parent provides written notice to Company prior to the Effective Time that any such 401(k) plan shall not be terminated. Parent shall receive from Company evidence that Company's plan(s) and/or program(s) have been terminated pursuant to resolutions of Company's Board of Directors (the form and substance of such resolutions shall be subject to review and approval of Parent), effective as of the day immediately preceding the Effective Time. The Company shall cause any such 401(k) plan to be filed with the IRS for a determination letter as to the qualification of the plan under Code Sections 401(a) and (k) at its termination and shall cause such plan to provide for final distributions to participants after receipt of such determination letter. Company employees shall be eligible to participate in a 401(k) plan sponsored by Parent as soon as administratively practicable after the Effective Time in the event the respective company 401(k) plan is terminated under this Section.

        (f)    If the Parent or the Surviving Corporation terminates any Company employee without cause (provided that a failure to sign Parent's form of nondisclosure/proprietary information agreement will not be considered a reason for Parent to terminate with cause) within one (1) year of the Effective Time, Parent shall pay, or shall cause the Surviving Corporation to pay, any such terminated employee severance pursuant to the Company's severance policies set forth on Schedule 5.4(f) and provided that any such terminated employee signs a release reasonably satisfactory to Parent.

        (g)  If requested by Parent, Company shall, immediately prior to the Closing Date, terminate the Company Employee Plans and no further contributions shall be made to the Company Employee Plans. Parent and/or Surviving Corporation shall provide or cause to be provided that under each employee benefit plan, policy, program or arrangement where service is relevant to a determination of an employee's eligibility to participate, vesting, or level or amount of benefits (other than benefit accruals under a pension plan), employees of Company who become employees of Parent and/or Surviving Corporation shall be credited with their period of service with Company prior to the Closing, to the extent permitted by applicable law and applicable tax qualification requirements, and subject to any generally applicable break in service or similar rules. Subject to the approval of any insurance carrier and to the extent consistent with applicable law and applicable tax qualification requirements, Parent and/or Surviving Corporation shall make available, or cause to be made available, to those employees of Company who become employees of Parent and/or Surviving Corporation, employee benefit plans and programs, without regard to any preexisting condition limitation, actively-at-work requirement or similar limitation, provided, and only to the extent, that any analogous restriction applied to such employee under an analogous plan of Company had been satisfied as of the Closing Date. In determining an employee's share of the cost of coverage under any plan or program of Parent and/or Surviving Corporation for the year in which the Closing occurs, Parent and/or Surviving Corporation shall make commercially reasonable efforts to credit the employee with any pre-Closing co-pays and deductibles made by or on behalf of such employee under each comparable plan maintained by Company prior to the Effective Time for such year. Parent shall not be required to have any preexisting condition limitation, actively-at-work requirement or similar limitation waived or to credit any pre-Closing co-pays and deductibles made by or on behalf of such employee unless Company (or its successor entity) or the applicable insurance carrier makes available a HIPAA Certificate evidencing prior coverage under the corresponding or analogous Company plan. Company shall provide to Parent (i) executed resolutions by the Board of Directors of Company authorizing the termination of any of its Company Employee Plans that are to be terminated and (ii) an executed amendment to the Plans sufficient to assure compliance with all applicable requirements of the Code and regulations thereunder so that the tax-qualified status of the Plan will be maintained at the time of termination. Nothing in this subsection 5.4(g) shall be construed to prohibit or restrict Parent or Surviving Corporation from amending, suspending or terminating any of its employee benefit plans following the Closing Date or terminating any of its employees or modifying their pay or employee benefits following such date.

        (h)  Company shall obtain a release, in substantially the form attached hereto as Exhibit G, from each of its employees to the extent a release is required under any written employment agreement with such employees with respect to the payment of any severance, benefit or other compensation due upon Closing as the result of this Agreement or otherwise. The Company shall obtain releases in substantially the form attached hereto as Exhibit G from all other employees with respect to the payment of any severance, benefit or other compensation due on or prior to the Closing in accordance with the Company's severance practices as described in Schedule 2.12. The Company shall arrange for tax withholding as required by applicable Legal Requirements with respect to any such payment, benefit, compensation or severance (regardless of whether a release is required or obtained) and shall provide evidence of such arrangement(s) to Parent upon request.

        5.5    INDEMNIFICATION OF OFFICERS AND DIRECTORS.

        (a)  The Surviving Corporation shall cause all rights to indemnification existing in favor of those Persons (i) who are named as an insured party in any officers' and directors' liability insurance policy held by the Company as of the date of this Agreement (the "Indemnified Persons") and (ii) who have indemnification agreements with the Company as of the date of this Agreement, for acts and omissions occurring prior to or at the Effective Time, as provided in the Company's articles of incorporation and bylaws and under each indemnification agreement with the Indemnified Persons to which the Company is a party (as each is in effect as of the date of this Agreement), to continue in effect without modification or amendment after the consummation of the Merger and to be observed by the Surviving Corporation to the fullest extent permitted by California law.

        (b)  The Surviving Corporation shall provide officers' and directors' liability insurance for the benefit of each such Person (other than the Company) named as an insured party in any officers' and directors' liability insurance policy held by the Company as of the date of this Agreement, covering only those acts or omissions occurring prior to or at the Effective Time provided that the Surviving Corporation will not be required to maintain such policies except to the extent that the aggregate cost of maintaining such policy is not in excess of one hundred fifty percent (150%) of the current annual cost, in which case the Surviving Corporation shall obtain and maintain as much comparable insurance for an annual cost equal to one hundred fifty percent (150%) of the current annual amount.

        (c)  The provisions of this Section 5.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and representatives.

        (d)  In the event Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of Surviving Corporation, as the case may be, honor the indemnification obligations set forth in this Section 5.5.

        (e)  All current employees and directors of the Company who have indemnification agreements with the Company as of the date of this Agreement or who are entitled to enter into indemnity agreements under the Company's standard form shall execute a waiver in the form attached hereto as Exhibit D pursuant to which such employees waive their rights to the establishment of a trust pursuant to Section 7 of such agreements and agree that such Agreement shall not be binding upon Parent as a direct or indirect successor of the Company.

        5.6    ADDITIONAL AGREEMENTS.

        Each of Parent and the Company shall use its reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing each party to this Agreement (a) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Agreement; (b) shall use its reasonable best efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Agreement; and (c) shall use its reasonable best efforts to lift any restraint, injunction or other legal bar to the Merger. The Company shall promptly deliver to Parent a copy of each such filing made, each such notice given and each such Consent obtained by it during the Pre-Closing Period.

        5.7    PUBLIC DISCLOSURE.

        The initial press release relating to this Agreement shall be a joint press release prepared jointly by both Parent and Company. Thereafter Parent and the Company shall consult with each other and use reasonable efforts to agree upon the text of any press release or public statement before issuing any press release or otherwise making any public statements with respect to the transactions contemplated hereunder and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by Legal Requirements or any listing agreement with, or the rules of, Nasdaq.

        5.8    TAX MATTERS.

        At or prior to the filing of the Registration Statement, the Company and Parent shall execute and deliver to Morrison and Foerster LLP and to Venable, Baetjer and Howard, LLP tax representation letters in customary form satisfactory to such counsel. Parent, Merger Sub and the Company shall each confirm to Morrison and Foerster LLP and to Venable, Baetjer and Howard, LLP on such dates as shall be reasonably requested by Morrison and Foerster LLP and Venable, Baetjer and Howard, LLP, the accuracy and completeness of the tax representation letters delivered pursuant to the immediately preceding sentence. Upon the request of counsel, the Company and Parent shall execute and deliver updated tax representation letters in customary form satisfactory to such counsel on or before the Closing Date in connection with the opinions of counsel referred to in Section 6.2(g) and Section 6.3(e). Each of Parent and the Company shall use its reasonable best efforts prior to and following the Effective Time to cause the Merger to qualify as a reorganization under Section 368(a) of the Code. Following delivery of the tax representations letters pursuant to the first sentence of this Section 5.8, each of Parent and the Company shall use its reasonable efforts to cause Morrison and Foerster LLP and Venable, Baetjer and Howard, LLP, respectively, to deliver to it a tax opinion satisfying the requirements of Item 601 of Regulation S-K promulgated under the Securities Act. In rendering such opinions, each of such counsel shall be entitled to rely on the tax representation letters referred to in this Section 5.8.

        5.9    RESIGNATION OF DIRECTORS.

        The Company shall use its best efforts to obtain and deliver to Parent prior to the Closing the resignation of each director of each of the Acquired Corporations, effective as of the Effective Time.

        5.10    LISTING.

        Parent shall use its best efforts to cause the shares of Parent Common Stock being issued in the Merger to be approved for listing (subject to official notice of issuance) on the Nasdaq National Market.

        5.11    TAKEOVER LAWS; ADVICE OF CHANGES.

        (a)  If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated in this Agreement, each of Parent and the Company and the members of their respective Boards of Directors will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable, and in any event prior to the Termination Date, on the terms and conditions contemplated hereby and thereby and otherwise act to eliminate the effect of any Takeover Law on any of the transactions contemplated by this Agreement.

        (b)  Each of the Company and Parent will give prompt notice to the other (and will subsequently keep the other informed on a current basis of any developments related to such notice) upon its becoming aware of the occurrence or existence of any fact, event or circumstance that (i) is reasonably likely to result in any Material Adverse Effect on the Acquired Corporations or on Parent and its Subsidiaries, respectively, (ii) would cause or constitute a breach of any representations, warranties or covenants contained herein or (iii) is reasonably likely to result in any of the conditions set forth in Section 6 not being able to be satisfied prior to the Termination Date.

        5.12    FORM S-8; SECTION 16.

        (a)  Parent agrees to file one or more registration statements on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Options within five (5) days subsequent to the Effective Time and keep any such registration statements effective until all shares registered thereunder have been issued, provided, however, that it shall not be considered a breach of this Section 5.13 by Parent if Parent cannot file such S-8 within five (5) days due to the fact that Parent does not receive a required independent auditors consent within five (5) days after using commercially reasonable efforts to obtain such consent; and provided that Parent continues to use commercially reasonable efforts to obtain such consent and file such S-8 promptly after such consent is obtained.

        (b)  Parent shall, prior to the Effective Time, cause Parent's Board of Directors to approve the issuance of shares of Parent Common Stock in connection with the Merger (including shares of Parent Common Stock to be issued in connection with the exercise of any Company Options assumed by Parent under Section 5.4), with respect to any employees of the Company who as of the Effective Time are subject or will become subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such issuance to be an exempt acquisition pursuant to SEC Rule 16b-3, provided, however, that Parent shall not be deemed to have violated this covenant if the Company does not provide to the Board of Directors of Parent at least five (5) business days prior to the Effective Time, all information reasonably requested by Parent for the purpose of effecting such exemption. Prior to the Effective Time, the Board of Directors of the Company shall approve the disposition of Company Common Stock in connection with the Merger by those directors and officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such disposition to be an exempt disposition pursuant to SEC Rule 16b-3.

        5.13    AFFILIATES.

        Attached as Schedule 5.13 to this Agreement is a list of all Persons who are, to the Company's knowledge, affiliates of the Company for purposes of Rule 145 under the Securities Act. Prior to the effectiveness of the Registration Statement, the Company shall deliver or cause to tbe delivered an executed Rule 145 affiliate agreement in the form attached hereto as Exhibit E from each of the persons listed on Schedule 5.13. Parent shall place the appropriate Rule 145 legend on the stock certificates representing Parent Common Stock issued in the Merger to such affiliates. Parent shall use its reasonable efforts to remove such legends promptly when such legends are no longer required by applicable Legal Requirements.

        5.14    LITIGATION.

        The Company shall give Parent the opportunity to participate in the defense of any litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement and the Voting Agreements.

        5.15    KEY EMPLOYEES

        (a)  Each of the Key Company Employees shall have entered into noncompetition agreements in substantially the form attached hereto as Exhibit F.

        (b)  Parent shall, or shall cause Surviving Corporation to, expressly assume each of the employment or severance agreements listed on Schedule 5.15(b). Prior to Closing, Parent shall notify each party to the agreements listed on Schedule 5.15(b) whether the Surviving Company will continue their employment pursuant to such agreements following the Closing. Prior to Closing, with respect to each party that is not offered continuing employment, or is otherwise entitled to terminate his employment upon a change of control, the Company shall pay all amounts (subject to the receipt of an executed release substantially in the form attached hereto as Exhibit G by such party) and take all action due under such agreements with respect to each party that is not offered continuing employment pursuant to such agreements immediately prior to the consummation of the Merger. Effective as of the Closing, Parent hereby unconditionally guarantees the payment when due of all amounts set forth on Schedule 5.15(b).

        (c)  Parent will create a pool of funds equal to the amount of reduction taken by certain executive officers in their bonus for the year ended December 31, 2002 to be available for any payments that Parent, in its sole discretion, deems advisable to employees who agree to continue employment with the Company if asked by Parent and who complete established transition objectives. Parent has no obligation to make any such payments.

SECTION 6.    CONDITIONS TO THE MERGER

        6.1    CONDITIONS TO EACH PARTY'S OBLIGATION.

        The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by each party on or prior to the Effective Time of each of the following conditions:

        (a)  This Agreement, the Agreement of Merger and the Merger shall have been adopted and approved by requisite vote of the shareholders of the Company and this Agreement, the Merger and the issuance of shares of Parent Common Stock issuable pursuant to the Merger shall have been adopted and approved by requisite vote of the stockholders of the Parent;

        (b)  No provision of any applicable Legal Requirements and no judgment, injunction, Order or decree shall prohibit the consummation of the Merger or the other transactions contemplated by this Agreement;

        (c)  The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order, and any material "blue sky" and other state securities laws applicable to the registration and qualification of the Parent Common Stock shall have been complied with;

        (d)  The shares of Parent Common Stock to be issued in the Merger shall have been authorized for listing on the Nasdaq National Market (subject to official notice of issuance); and

        (e)  Parent, Merger Sub and Company shall have timely obtained from each Governmental Body all approvals, waivers and consents, if any, necessary for consummation of the Merger and any material transaction contemplated hereby, including but not limited to such approvals, waivers and consents as may be required under HSR.

        6.2    ADDITIONAL CONDITIONS TO PARENT'S AND MERGER SUB'S OBLIGATIONS.

        The respective obligations of the Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by Parent and Merger Sub on or prior to the Effective Time of each of the following conditions:

        (a)  there shall not be pending or threatened any Legal Proceeding in which a Governmental Body is: (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any other material transactions contemplated by this Agreement; or (ii) seeking to prohibit or limit in any material respect Merger Sub's or Parent's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; (iii) seeking to materially and adversely affect the right of Parent, the Surviving Corporation or any Subsidiary of Parent to own the assets or operate the business of the Acquired Corporations; or (iv) seeking to compel Parent or the Company, or any subsidiary of Parent or the Company, to dispose of or hold separate any material assets, as a result of the Merger or any of the other transactions contemplated by this Agreement;

        (b)  the Company shall have performed or complied in all material respects with its covenants, obligations or agreements required to be performed or complied with under the Agreement prior to the Effective Time;

        (c)  (i) the representations and warranties of the Company contained in this Agreement not qualified with any "materiality" or "Material Adverse Effect" qualifiers and (ii) the representations and warranties of the Company contained in this Agreement qualified with any "materiality" or "Material Adverse Effect" qualifiers, shall be accurate in all respects, in the case of each of (i) and (ii) above, as of the date of this Agreement and as of the date of the Effective Time; except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be accurate as of such date; and except in each case, (A) for changes contemplated by this Agreement, or (B) where the failure to be accurate has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company;

        (d)  there shall not have been a Material Adverse Effect on the Acquired Corporations; and

        (e)  Holders of less than ten percent (10%) in the aggregate of the Company Common Stock shall have filed demands for payment under Chapter 13 of the CGCL or shall otherwise continue to have dissenters' rights under Chapter 13 of the CGCL;

        (f)    Parent shall have received a certificate from an executive officer of the Company certifying as to the matters set forth in paragraphs (b), (c), (d) and (e) of this Section 6.2; and

        (g)  Parent shall have received and Venable, Baetjer and Howard, LLP shall not have subsequently rescinded an opinion of Venable, Baetjer and Howard, LLP, in form and substance reasonably satisfactory to Parent, on the basis of customary facts, representations and assumptions set forth in such opinion, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In connection with the opinion referred to in this Section 6.2(g), Venable, Baetjer and Howard, LLP shall be entitled to request and rely upon the tax representation letters of Parent and the Company referred to in Section 5.8.

        (h)  The Company and the plaintiff shall have entered into a Stipulation and Settlement Agreement substantially in the form attached hereto as Exhibit H.

        (i)    The amendment to the Orchard Jay lease and Warrant shall have been approved by all required parties on terms and conditions no less favorable to the Company set forth in the draft amendment and warrant provided by the Company to Parent.

        The foregoing conditions are for the sole benefit of Parent and Merger Sub and may, subject to the terms of the Agreement, be waived by Parent and Merger Sub, in whole or in part at any time and from time to time, in the sole discretion of Parent and Merger Sub. The failure by Parent and Merger Sub at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

        6.3    ADDITIONAL CONDITIONS TO THE COMPANY'S OBLIGATIONS.

        The obligations of the Company to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by the Company on or prior to the Effective Time of each of the following conditions:

        (a)  Parent or Merger Sub shall have performed or complied in all material respects with all of its covenants, obligations or agreements required to be performed or complied with under the Agreement prior to the Effective Time;

        (b)  (i) the representations and warranties of Parent and Merger Sub contained in this Agreement not qualified with any "materiality" or "Material Adverse Effect" qualifiers, and (ii) the representations and warranties of Parent and Merger Sub contained in this Agreement qualified with any "materiality" or "Material Adverse Effect" qualifiers, shall be accurate in all respects, in the case of each of (i) and (ii) above, as of the date of this Agreement and as of the date of the Effective Time; except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall have been accurate as of such date; and except in each case, (A) for changes contemplated by this Agreement, or (B) where the failure to be accurate has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Parent;

        (c)  there shall have not been a Material Adverse Effect on the Parent;

        (d)  the Company shall have received a certificate from an executive officer of Parent certifying as to the matters set forth in paragraphs (a), (b) and (c) of this Section 6.3; and

        (e)  the Company shall have received and Morrison and Foerster LLP shall not have subsequently rescinded an opinion of Morrison and Foerster LLP in form and substance reasonably satisfactory to the Company, on the basis of customary facts, representations and assumptions set forth in such opinion, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In connection with the opinion referred to in this Section 6.3(e), Morrison and Foerster LLP shall be entitled to request and rely upon the tax representation letters of Parent and the Company referred to in Section 5.8.

        The foregoing conditions are for the sole benefit of the Company and may, subject to the terms of the Agreement, be waived by the Company, in whole or in part at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

SECTION 7.    TERMINATION

        7.1    TERMINATION.

        This Agreement may be terminated prior to the Effective Time, whether before or after adoption of this Agreement by the Company's shareholders:

        (a)  by mutual written consent of Parent and the Company;

        (b)  by either Parent or the Company if (i) the Merger shall not have been consummated by the date which is one hundred and fifty (150) days after the date of this Agreement (provided, a later date may be agreed upon in writing by the parties hereto, and provided further that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been the cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement); or (ii) a Company Shareholders Meeting is held and the holders of Company Common Stock do not approve this Agreement and the Merger; or (iii) a Parent Stockholder Meeting is held and the holders of Parent Securities do not approve the issuance of Parent Common Stock pursuant to the terms hereof;

        (c)  by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable Order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

        (d)  by Parent, at any time prior to the Effective Time, if a Company Triggering Event shall have occurred;

        (e)  by Parent, at any time prior to the Effective Time, if (i) any of the Company's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in paragraph (c) of Section 6.2 would not be satisfied and such inaccuracy shall not have been cured within twenty (20) days of receipt by Company of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Parent under this Section 7.1(e)(i) shall not be available to Parent where Parent is at that time in breach of this Agreement, (ii) any of the Company's covenants contained in this Agreement shall have been breached (except for a breach of Sections 4.3 and 5.7 which by the terms cannot be cured) such that the condition set forth in paragraph (b) of Section 6.2 would not be satisfied and such breach shall not have been cured within twenty (20) days of receipt by Company of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Parent under this Section 7.1(e)(ii) shall not be available to Parent where Parent is at that time in breach of this Agreement, or (iii) there shall have been a Material Adverse Effect on the Acquired Corporations; and

        (f)    by Company, at any time prior to the Effective Time, if (i) any of the Parent's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in paragraph (c) of Section 6.3 would not be satisfied and such inaccuracy shall not have been cured within twenty (20) days of receipt by Parent of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Company under this Section 7.1(f)(i) shall not be available to Company where Company is at that time in breach of this Agreement, (ii) any of the Parent's covenants contained in this Agreement shall have been breached (except for a breach of Section 5.7 which by its terms cannot be cured) such that the condition set forth in paragraph (b) of Section 6.3 would not be satisfied and such breach shall not have been cured within twenty (20) days of receipt by Parent of written notice of such breach (describing the details of such breach) provided that the right to terminate this Agreement by Company under this Section 7.1(f)(ii) shall not be available to Company where Company is at that time in breach of this Agreement, or (iii) there shall have been a Material Adverse Effect on Parent.

        7.2    EFFECT OF TERMINATION.

        In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 7.2, Section 7.3 and Section 8 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any party from any liability or damages for any breach of any provision contained in this Agreement.

        7.3    EXPENSES; TERMINATION FEES.

        (a)  Expenses. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

        (b)  Expense Reimbursement.

          (i)    If Parent terminates this Agreement pursuant to Section 7.1(e), then Company shall promptly (and within two (2) business days of its receipt of such termination notice from Parent) reimburse Parent for all of the actual, documented, reasonable out-of-pocket costs and expenses incurred by Parent in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its outside advisors, outside accountants and outside legal counsel).

          (ii)  If Company terminates this Agreement pursuant to Section 7.1(f), then Parent shall promptly (and within two (2) business days of its receipt of such termination notice from Company) reimburse the Company for all of the actual, documented, reasonable out-of-pocket costs and expenses incurred by the Company in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its outside advisors, outside accountants and outside legal counsel).

          (iii)  In addition to the right to receive the above expense reimbursement, the Party invoking the right to terminate under Section 7.1(e) or 7.1(f), as appropriate, shall also have the right to seek recovery of any actual damages incurred by such Party, provided that actual damages shall not include damages in the nature of speculative, consequential or incidental damages, including damage to reputation or goodwill or other items of a speculative nature. The right to receive an expense reimbursement and to seek actual damages shall be such Party's sole and exclusive remedies in connection with the termination of the Agreement pursuant to the above Sections.

        (b)  Termination Fee.

          (i)    If (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b) (i) or (ii) and at or prior to the time of such termination a Company Acquisition Proposal shall have been disclosed, announced, commenced, submitted or made, and within nine (9) months after such termination pursuant to Section 7.1(b) (i) or (ii) the Company enters into a definitive agreement for, or consummates, a Company Acquisition Transaction with any Person, or (B) this Agreement is terminated by Parent pursuant to Section 7.1(d), then, in the case of each of (A) and (B), the Company shall pay to Parent, in immediately available funds a nonrefundable fee in the amount of five percent (5%) of the total value of the Merger Consideration based upon the closing price of the Parent's Common Stock as reported on the Nasdaq National Market on the business day prior to the execution of this Agreement (the "Termination Fee").

          (ii)  Upon a termination of this Agreement by Parent or Company pursuant to Section 7.1(b) (i) or (ii), the Termination Fee shall be paid to Parent by the Company within fifteen (15) business days of the consummation of the transactions contemplated by the Company Acquisition Proposal. In the case of termination of this Agreement by Parent pursuant to Section 7.1(d), the Termination Fee shall be paid to Parent by the Company within fifteen (15) business days of such termination.

          (iii)  The above payments shall be made to the applicable parties in immediately available funds and shall be such party's sole and exclusive remedy in connection with its termination of the Agreement pursuant to the above Sections.

        (c)  The Company acknowledges that the agreements contained in this Section 7.3 are an integral part of the transaction contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement. Accordingly, if either party fails to pay the Termination Fee or other amounts due under Section 7.3 in a timely manner and if a party makes a claim against the other party in order to obtain payment of such amounts and the claim results in a judgment against such for the amounts due under this Section 7.3, the non-prevailing party shall pay to the prevailing party its actual, documented, reasonable out-of-pocket costs and expenses incurred by the prevailing party (including attorneys' fees and expenses) in connection with such suit, together with interest on the amounts due from and including the date on which such payment was to be made in accordance with Section 7.3 but excluding the date of payment thereof, at the prime rate published by The Wall Street Journal, as that rate may vary from time to time, or if no longer published, a comparable rate. Payment of the fees and expenses described in this Section 7.3 shall not be in lieu of damages incurred in the event of a fraudulent breach of this Agreement.

SECTION 8.    MISCELLANEOUS PROVISIONS

        8.1    AMENDMENT.

        This Agreement may be amended with the approval of the respective boards of directors of the Company and Parent at any time (whether before or after adoption of the Agreement of Merger by the shareholders of the Company); provided, however, that after any such adoption of the Plan of Merger by the Company's shareholders, no amendment shall be made which by law requires further approval of the shareholders of the Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        8.2    WAIVER.

        (a)  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

        (b)  No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        8.3    NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

        None of the representations, warranties or agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Effective Time, except for agreements which by their terms survive the Effective Time. This Section 8.3 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

        8.4    ENTIRE AGREEMENT; COUNTERPARTS.

        This Agreement constitutes the entire agreement among the parties hereto and all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

        8.5    APPLICABLE LAW; JURISDICTION.

        This Agreement shall be governed by, and construed in accordance with, the Legal Requirements of the State of Delaware, regardless of the Legal Requirements that might otherwise govern under applicable principles of conflicts of laws thereof; provided that the applicable provisions of the CGCL and the Legal Requirements of the State of California shall govern the Merger. In any action between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of courts in the State of Maryland; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of Maryland; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 8.8.

        8.6    ATTORNEYS' FEES.

        In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

        8.7    ASSIGNABILITY; THIRD PARTY BENEFICIARIES.

        This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the Company's rights hereunder may be assigned by the Company without the prior written consent of Parent, and any attempted assignment of this Agreement or any of such rights by the Company without such consent shall be void and of no effect; provided, further, however, that, except for assignments by Merger Sub to a wholly owned Subsidiary of Parent, neither this Agreement nor any of Parent's or Merger Sub's rights hereunder may be assigned by Parent or Merger Sub without the prior written consent of the Company, and any attempted assignment of this Agreement or any of such rights by the Company without such consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for rights, benefits and remedies granted to Company employees and option holders under Section 5.4, to the Indemnified Persons under Section 5.5 and to the Company employees under Section 5.15.

        8.8    NOTICES.

        Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when actually delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto); provided, however, that a written notice delivered via facsimile shall be deemed delivered only if at the time of, or shortly after, such facsimile transmission the party giving the notice confirms by telephone the actual receipt by the other party of such facsimile transmission:

        If to Parent or Merger Sub:

    SafeNet, Inc.
    8029 Corporate Drive
    Baltimore, Maryland 21236
    Facsimile No. (410) 931-2229
    Attention: Anthony Caputo, Chief Executive Officer

        with a copy to (which copy shall not constitute notice hereunder):

    Venable, Baetjer and Howard, LLP
    8010 Towers Crescent Drive
    Vienna, Virginia 22182
    Facsimile No. (703) 821-8949
    Attention: Elizabeth R. Hughes, Esq.

        If to the Company:

    Cylink Corporation
    3131 Jay Street
    Santa Clara, California 95056-0952
    Facsimile No.: (408) 855-6106
    Attention: Robert B. Fougner, Esq.

        with a copy to (which copy shall not constitute notice hereunder):

    Morrison & Foerster LLP
    755 Page Mill Road
    Palo Alto, California 94304-1018
    Facsimile No.: (650) 494-0792
    Attention: Paul "Chip" Lion, III, Esq.

        8.10    COOPERATION.

        The parties agree to cooperate fully with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement. In addition, Company shall take such actions prior to the Closing with respect to employees, employee benefits and accounting matters as may be reasonably requested by Parent, subject to the prior approval of Company, not to be unreasonably withheld.

        8.11    CONSTRUCTION.

        (a)  For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

        (b)  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

        (c)  As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (d)  Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SAFENET, INC.
By:	/s/ ANTHONY A. CAPUTO Name: Anthony A. Caputo Title: Chief Executive Officer
By:	/s/ CAROLE D. ARGO Name: Carole D. Argo Title: Secretary
SAPPHIRE ACQUISITION CORP.
By:	/s/ ANTHONY A. CAPUTO Name: Anthony A. Caputo Title: Chief Executive Officer
By:	/s/ CAROLE D. ARGO Name: Carole D. Argo Title: Secretary
CYLINK CORPORATION
By:	/s/ WILLIAM P. CROWELL Name: William P. Crowell Title: CEO
By:	/s/ ROBERT B. FOUGNER Name: Robert B. Fougner Title: Secretary

EXHIBIT A

CERTAIN DEFINITIONS

        For purposes of the Agreement (including this Exhibit A):

        "Acquired Corporation Contract" shall mean any Contract: (a) to which any of the Acquired Corporations is a party; (b) by which any of the Acquired Corporations or any asset of any of the Acquired Corporations is or may become bound or under which any of the Acquired Corporations has, or may become subject to, any obligation; or (c) under which any of the Acquired Corporations has or may acquire any right or interest.

        "Acquired Corporation Proprietary Asset" shall mean any Proprietary Asset owned by or licensed to any of the Acquired Corporations or otherwise used by any of the Acquired Corporations.

        "Acquired Corporations" is defined in Section 2.1 to this Agreement.

        "Agreement" is defined in the Preamble to this Agreement.

        "Agreement of Merger" is defined in Section 1.3 to this Agreement.

        "CGCL" is defined in the Recitals to this Agreement.

        "Closing" is defined in Section 1.3 to this Agreement.

        "Closing Date" is defined in Section 1.3 to this Agreement.

        "Code" is defined in the Recitals to this Agreement.

        "Company" is defined in the Preamble to this Agreement.

        "Company Acquisition Proposal" shall mean any bona fide offer, proposal or indication of interest received from a third party (other than an offer, proposal, inquiry or indication of interest by Parent) contemplating or otherwise relating to any Company Acquisition Transaction.

        "Company Acquisition Transaction" shall mean any transaction or series of transactions involving:

        (a)  any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which (i) any of the Acquired Corporations is a constituent corporation, (ii) a Person or "Group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of any of the Acquired Corporations, or (iii) any of the Acquired Corporations issues securities representing more than 20% of the outstanding securities of any class of voting securities of any of the Acquired Corporations;

        (b)  any direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or of assets or rights that constitute or account for 20% or more of the consolidated net revenues, net income or assets of the Acquired Corporations; or

        (c)  any liquidation or dissolution of any of the Acquired Corporations.

        "Company Balance Sheet" is defined in Section 2.4(b) to this Agreement.

        "Company Balance Sheet Date" is defined in Section 2.4(b) to this Agreement.

        "Company Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

        "Company Disclosure Schedule" is defined in Section 2 to this Agreement.

        "Company Employee Plans" is defined in Section 2.12(a) to this Agreement.

        "Company Financial Statements" is defined in Section 2.4(b) to this Agreement.

        "Company Material Contract" is defined in Section 2.7(a) to this Agreement.

        "Company Options" is defined in Section 2.3(b) to this Agreement.

        "Company Organization Documents" is defined in Section 2.1 to this Agreement.

        "Company Preferred Stock" shall mean the Preferred Stock, $.01 par value per share, of the Company.

        "Company Proxy Statement" is defined in Section 5.1 to this Agreement.

        "Company Recommendations" is defined in Section 2.2 to this Agreement.

        "Company SEC Documents" is defined in Section 2.4(a) to this Agreement.

        "Company Shareholders' Meeting" is defined in Section 5.2(a) to this Agreement.

        "Company Stock Certificate" is defined in Section 1.6 to this Agreement.

        "Company Stock Option Plans" shall mean the Company, as amended, 1994 Flexible Stock Incentive Plan, 2001 Non-Qualified Stock Incentive Plan, the 1987 Non-Qualified Stock Option Plan, the ATM Technology Center 2000 Stock Option Plan and the Cylink/ARL 1997 Stock Option Plan, and all stock option agreements evidencing option grants under each of the foregoing stock option plans.

        "Company Superior Offer" shall mean a Company Acquisition Proposal on terms that the Board of Directors of the Company determines, in good faith, after consultation with its outside legal counsel and its independent financial advisor, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the offer and the Person making the offer, and would, if consummated, be in the best interests of the Company when compared to the Merger; provided, however, that any such Company Acquisition Proposal shall not be deemed to be a "Company Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed or is not, in the good faith judgment of the Company, reasonably capable of being obtained by such third party on a timely basis.

        "Company Tax Returns" is defined in Section 2.11(d) to this Agreement.

        A "Company Triggering Event" shall be deemed to have occurred if: (i) the Board of Directors of the Company shall have failed to make the Company Recommendations or shall have withdrawn or modified in a manner adverse to Parent or Merger Sub the Company Recommendations (including by issuing a public announcement or other public release that makes it reasonably apparent that the Board of Directors of the Company desires to withdraw, modify or amend the Company Recommendations); (ii) the Company shall have failed to include the Company Recommendations in the Registration Statement or the Proxy Statement; (iii) the Board of Directors of the Company shall have approved, endorsed or recommended any Company Acquisition Proposal or shall have resolved or announced an intention to do so; (iv) the Company shall have entered into a letter of intent or similar document or any Contract relating to any Company Acquisition Proposal; (v) a tender or exchange offer relating to securities of the Company shall have been commenced and (A) the Company shall have recommended such tender offer, or (B) the Company shall not have sent to its securityholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer (it being understood that taking no position or indicating its inability to take a position does not constitute recommending a rejection of such tender or exchange offer), or (C) the Board of Directors of the Company fails to reaffirm in writing the Company Recommendations within five (5) business days after Parent requests in writing that such Company Recommendations be reaffirmed, (vi) a Company Acquisition Proposal is publicly announced, and the Company (A) fails to issue a press release announcing its opposition to such Company Acquisition Proposal within five (5) business days after such Company Acquisition Proposal is announced, or (B) the Board of Directors of the Company fails to reaffirm in writing the

Company Recommendations within five (5) business days after Parent requests in writing that such Company Recommendations be reaffirmed; or (vii) the Company breaches its obligations under Section 4.3 of this Agreement, except for any inadvertent breach of any notice provision contained in Section 4.3 which breach has been cured within forty-eight (48) hours of its occurrence.

        "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

        "Contract" shall mean any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

        "Effective Time" is defined in Section 1.3 to this Agreement.

        "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset); provided that the term Encumbrance shall not be deemed to include (a) liens for current Taxes or income Taxes not yet due and payable, (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby or otherwise materially impair the operations of the Acquired Corporations involving such properties, and (c) liens of mechanics or materialmen securing obligations incurred in the ordinary course of business that are not yet due and payable. Notwithstanding the foregoing, encumbrances, claims, options, rights of first refusal, licenses and other rights and restrictions relating to intellectual property rights do not constitute Encumbrances.

        "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

        "Environmental Law" is defined in Section 2.13(b)(i) to this Agreement.

        "ERISA" is defined in Section 2.12(a) to this Agreement.

        "ERISA Affiliates" is defined in Section 2.12(a) to this Agreement.

        "ESPP Plan" is defined in Section 2.3(b) to this Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        "Exchange Agent" is defined in Section 1.7(a) to this Agreement.

        "Exchange Fund" is defined in Section 1.7(a) to this Agreement.

        "Exchange Ratio" is defined in Section 1.5(a) of this Agreement.

        "Excluded Shares" shall mean any shares of Company Common Stock held as of the Effective Time (a) by Parent, Merger Sub or any Subsidiary of Parent or Merger Sub, (b) by any Subsidiary. or (c) by the Company as treasury shares.

        "GAAP" is defined in Section 2.4(b) to this Agreement.

        "Government Contract" shall mean any prime contract, subcontract, letter contract, purchase order or delivery order, task order, or other agreement of any kind executed or submitted to or on behalf of any Governmental Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime contractor otherwise has or may acquire any right or interest.

        "Governmental Authorization" shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

        "Governmental Body" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

        "Hazardous Materials" is defined in Section 2.13(b)(ii) to this Agreement.

        "Indemnified Persons" is defined in Section 5.6(a) to this Agreement.

        "Key Company Employee" shall mean the executive officers of the Company and the following employees of the Company: Terry Hirsh, Mel Snyder, Kane Hardy and Gary Bacon.

        "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

        "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NYSE, NASD or Nasdaq), including, without limitation, any Environmental Law.

        "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

        An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on, or shall be deemed to be "material" to, the Acquired Corporations, taken as a whole, if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of the Acquired Corporations taken as a whole, or (ii) the ability of the Company to consummate the Merger or any of the other transactions contemplated by this Agreement or to perform any of its obligations under this Agreement prior to the Termination Date such that the conditions in Section 6 would not be satisfied by the Company; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect on the Acquired Corporations: (a) any change in the market price or trading volume of Company's stock after the date hereof; (b) the delisting of the Company from the Nasdaq National Market or the Nasdaq SmallCap Market of Nasdaq; (c) any adverse change attributable to conditions affecting the industries as a whole in which the Acquired Corporations have material operations, the U.S. economy as a whole or the foreign economies as a whole in any locations where any of the Acquired Corporations has material operations; or (d) any adverse change due to compliance with the terms of, or the taking of any action required by, this Agreement. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on, or shall be deemed to be "material" to, Parent and its Subsidiaries, taken as a whole, if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have or give rise to a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of Parent and its Subsidiaries taken as a whole or (ii) the ability of Parent to consummate the Merger or any of the other transactions contemplated by this Agreement or to perform any of its obligations under this Agreement prior to the Termination Date provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect on the Parent and its Subsidiaries: (a) any change in the market price or trading volume of Parent's stock after the date hereof; or (b) any adverse change attributable to conditions affecting the industries as a whole in which the Parent and its Subsidiaries have material operations, the U.S. economy as a whole or the foreign economies as a whole in any locations where any of the Parent and its Subsidiaries has material operations.

        "Merger" is defined in the Recitals to this Agreement.

        "Merger Consideration" is defined in Section 1.5(a)(i) to this Agreement.

        "Merger Sub" is defined in the Preamble to this Agreement.

        "Multiemployer Plan" is defined in Section 2.12(b) to this Agreement.

        "Multiple Employer Welfare Arrangement" is defined in Section 2.12(b) to this Agreement.

        "NASD" shall mean the National Association of Securities Dealers, Inc.

        "Nasdaq" shall mean the National Association of Securities Dealers automated quotation system.

        "Order" shall mean any: (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or (b) Contract with any Governmental Body entered into in connection with any Legal Proceeding.

        "Parent" is defined in the Preamble to this Agreement.

        "Parent Balance Sheet Date" shall mean June 30, 2002.

        "Parent Common Stock" shall mean the Common Stock, $0.01 par value per share, of Parent.

        "Parent Contract" shall mean any Contract: (a) to which Parent or any Subsidiary of Parent is a party; (b) by which Parent or any Subsidiary of Parent or any asset of Parent or any Subsidiary of Parent is or may become bound or under which Parent or any Subsidiary of Parent has, or may become subject to, any obligation; or (c) under which Parent or any Subsidiary of Parent has or may acquire any right or interest.

        "Parent Disclosure Schedule" is defined in Section 3 to this Agreement.

        "Parent Preferred Stock" shall mean the Preferred Stock, $.01 par value, of Parent.

        "Parent Financial Statements" is defined in Section 3.4(b) to this Agreement.

        "Parent Organization Documents" is defined in Section 3.1 to this Agreement.

        "Parent Proxy Statement" is defined in Section 5.1 to this Agreement.

        "Parent Recommendations" is defined in Section 3.2 to this Agreement.

        "Parent SEC Documents" is defined in Section 3.4(a) to this Agreement.

        "Parent Stockholders' Meeting" is defined in Section 5.2(e) to this Agreement.

        "Person" shall mean any individual, Entity or Governmental Body.

        "Pre-Closing Period" is defined in Section 4.1 to this Agreement.

        "Proprietary Asset" shall mean any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), domain name, copyright application, copyright registration, maskwork right, maskwork right application, trade secret, or any other intellectual property right, including any of the foregoing rights relating to any know-how, customer list, franchise, system, computer software, source code, algorithm, invention, design, blueprint, engineering drawing, proprietary product, technology or other intangible asset; or (b) right to use or exploit any of the foregoing.

        "Registration Statement" is defined in Section 5.1 of this Agreement.

        "Representatives" shall mean officers, directors, employees, agents, attorneys, accountants, advisors, consultants and representatives.

        "SEC" shall mean the U.S. Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended and the regulations promulgated thereunder.

        "Shareholders" is defined in the Recitals to this Agreement.

        "Shares" is defined in Section 1.6 of this Agreement.

        An entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's Board of Directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

        "Surviving Corporation" is defined in Section 1.1 to this Agreement.

        "Takeover Laws" means any "Moratorium," "Control Share Acquisition," "Fair Price," "Supermajority," "Affiliate Transactions," or "Business Combination Statute or Regulation" or other similar state antitakeover laws and regulations.

        "Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or other fee in the nature of a tax, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

        "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

        "Termination Date" is defined in Section 7.1(b) to this Agreement.

        "Termination Fee" is defined in Section 7.3(b)(i) to this Agreement.

        "U.S. Government" shall mean the federal government of the United States of America and any of its branches and instrumentalities, including its departments, agencies, bureaus, commissions, boards, courts, corporations, offices, and other entities, and any divisions or units thereof.

        "Voting Agreements" is defined in the Recitals to this Agreement.

ANNEX B-1

VOTING AGREEMENT
CYLINK PRINCIPAL SHAREHOLDERS

ANNEX B-1

VOTING AGREEMENT

        THIS VOTING AGREEMENT is entered into as of October 30, 2002, by and between SafeNet, Inc., a Delaware corporation ("Parent"), Sapphire Acquisition Corp., a California corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and each of the undersigned shareholders (each a "Shareholder" and collectively, the "Shareholders") of Cylink Corporation, a California corporation (the "Company").

RECITALS

        A. Parent, Merger Sub and the Company are entering into an Agreement and Plan of Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) among other things, for the merger (the "Merger") of Merger Sub with and into the Company pursuant to the terms and conditions of the Agreement of Merger (the "Agreement of Merger") thereto, and the terms and conditions of the Reorganization Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Reorganization Agreement. Certain capitalized terms are defined in Section 5 herein.

        B. In order to induce Parent and Merger Sub to enter into the Reorganization Agreement, the Shareholders, solely in their individual capacities as Shareholders of the Company, are entering into this Voting Agreement.

AGREEMENT

        The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.    VOTING OF SHARES

        1.1    Voting.    Each Shareholder hereby agrees to appear, or cause the holder of record of any Subject Securities on any applicable record date (the "Record Holder") to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of the Company and at any adjournment thereof for the purpose of voting on each of the Agreement of Merger and the Reorganization Agreement and the transactions contemplated thereby (a "Meeting"). Each Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any Meeting, however called, and in any action by written consent of the shareholders of the Company, each Shareholder shall vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted) in such Shareholder's sole capacity as a shareholder of the Company:

        (a)  in favor of the Merger and the adoption of the Agreement of Merger, Reorganization Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company and by Parent) in connection with any meeting of, or solicitation of consents from, the shareholders of the Company at which or in connection with which the Merger, the Agreement of Merger or the Reorganization Agreement are submitted for the consideration and vote of the shareholders of the Company;

        (b)  against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement;

        (c)  against any action or agreement that would cause any provision contained in Section 6 of the Reorganization Agreement to not be satisfied;

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        (d)  against approval or adoption of any extraordinary corporate transaction (other than the Merger, Agreement of Merger, the Reorganization Agreement or the transactions contemplated thereby) including, without limitation, any transaction involving (i) the sale or transfer of all or substantially all of the capital stock of the Company, whether by merger, consolidation or other business combination, (ii) a sale or transfer of all or substantially all of the assets of the Company or its subsidiaries, (iii) a reorganization, recapitalization or liquidation of the Company or its subsidiaries, or (iv) any amendment to the Company's governing instruments creating any new class of securities of the Company or otherwise affecting the rights of any class of security as currently in effect; and

        (e)  against the following actions (other than the Merger, Agreement of Merger and the transactions contemplated by the Reorganization Agreement): (i) any Company Acquisition Proposal; (ii) any change in a majority of the members of the board of directors of the Company; or (iii) any other action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger, the Agreement of Merger or any of the other transactions contemplated by the Reorganization Agreement or this Voting Agreement.

        To the extent inconsistent with any of the foregoing provisions of this Section 1.1, each Shareholder revokes any and all previous proxies with respect to Subject Securities owned beneficially and/or of record by such Shareholder and such Shareholder agrees not to grant any proxy inconsistent with any of the foregoing provisions of this Section 1.1 with respect to any other voting interests in the Company owned or hereafter acquired beneficially or of record by such Shareholder

        1.2.    Proxy; Further Assurances.    Contemporaneously with the execution of this Voting Agreement: (i) each Shareholder shall execute and deliver to Parent a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) each Shareholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are Owned by such Shareholder, if applicable, which proxy shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein, and which shall also be considered the "Proxy" for purposes of Section 2.2. The proxy granted herein is intended to comply with the requirements of Section 705 of the California Corporations Code applicable to irrevocable proxies.

SECTION 2.    TRANSFER OF SUBJECT SECURITIES

        2.1.    Transferee of Subject Securities to Be Bound By this Agreement.    Each Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, such Shareholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected; (ii) tender any of the Subject Securities to any Person or (ii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect, directly or indirectly, the right of the Shareholder or Parent to vote the Subject Securities as provided herein ("Permitted Encumbrances")).

        2.2.    Transfer of Voting Rights.    Each Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, such Shareholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust with voting instructions inconsistent with any of the foregoing provisions of Section 1.1; and (b) other than the Proxy, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities that is inconsistent with any of the foregoing provisions of Section 1.1.

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        2.3.    Stop-Transfer Instructions.    Each Shareholder agrees and consents to the entry of stop transfer instructions by the Company against the transfer of any Subject Securities consistent with the terms of Section 2.1.

SECTION 3.    REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

        Each Shareholder hereby, severally and not jointly, represents and warrants to Parent as follows:

        3.1.    Authorization, Etc.    Such Shareholder has the legal capacity and absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by such Shareholder and constitute legal, valid and binding obligations of such Shareholder, enforceable against such Shareholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        3.2.    No Conflicts or Consents.

        (a)  The execution and delivery of this Voting Agreement and the Proxy by such Shareholder do not, and the performance of this Voting Agreement and the Proxy by such Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to such Shareholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction (other than Permitted Encumbrances) on any of the Subject Securities pursuant to, any contract to which such Shareholder is a party or by which such Shareholder or any of his affiliates or properties is or may be bound or affected.

        (b)  The execution and delivery of this Voting Agreement and the Proxy by such Shareholder do not, and the performance of this Voting Agreement and the Proxy by such Shareholder will not, require any consent or approval of any Person.

        3.3.    Title To Securities.    As of the date of this Voting Agreement: (a) such Shareholder holds of record free and clear of any Encumbrances or restrictions (other than Permitted Encumbrances) the number of outstanding shares of Company Common Stock reflected on Schedule A as being Owned by such Shareholder under the heading "Shares Held of Record"; (b) such Shareholder holds free and clear of any Encumbrances or restrictions (other than Permitted Encumbrances) the options, warrants and other rights to acquire shares of Company Common Stock reflected on Schedule A as being Owned by such Shareholder under the heading "Options, Warrants and Other Rights"; (c) such Shareholder Owns the additional securities of the Company reflected on Schedule A as being Owned by such Shareholder under the heading "Additional Securities Beneficially Owned"; and (d) such Shareholder does not directly or indirectly Own any shares of Company Common Stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Company Common Stock or other securities of the Company, other than the shares and options, warrants and other rights reflected on Schedule A as being Owned by such Shareholder.

SECTION 4.    MISCELLANEOUS

        4.1.    Survival of Representations, Warranties and Agreements.    All representations, warranties, covenants and agreements made by the Shareholders in this Voting Agreement shall survive until the Expiration Date.

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        4.2.    Expenses.    All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

        4.3.    Notices.    Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when actually delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto); provided, however, that a written notice delivered via facsimile shall be deemed delivered only if at the time of, or shortly after, such facsimile transmission the party giving the notice confirms by telephone the actual receipt by the other party of such facsimile transmission:

        IF TO PARENT:

  SafeNet, Inc.
  8029 Corporate Drive
  Baltimore, Maryland 21236
  Facsimile No. (410) 931-2229
  Attention: Anthony Caputo, Chief Executive Officer

        WITH COPIES TO (WHICH COPIES SHALL NOT CONSTITUTE NOTICE):

  Venable, Baetjer and Howard, LLP
  8010 Towers Crescent Drive, Suite 300
  Vienna, Virginia 22182
  Facsimile No. (703) 821-8949
  Attention: Elizabeth R. Hughes, Esq.

        IF TO ANY SHAREHOLDER:

  at the address set forth below such Shareholder's signature on the signature page hereof

        WITH A COPY TO (WHICH COPY SHALL NOT CONSTITUTE NOTICE):

  Cylink Corporation
  3131 Jay Street
  Santa Clara, California 95056-0952
  Facsimile No.: (408) 855-6106
  Attention: Robert B. Fougner

  Morrison & Foerster LLP
  755 Page Mill Road
  Palo Alto, California 94304-1018
  Facsimile No.: (650) 494-0792
  Attention: Paul "Chip" Lion, III, Esq.

        4.4.    Waiver of Appraisal Rights.    Each Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights (including under Sections 1300 through 1309 of the California Corporations Code) and any similar rights relating to the Merger or any related transaction that such Shareholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock Owned by Shareholder.

        4.5.    No Solicitation.    Each Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, such Shareholder shall not, directly or indirectly, and such Shareholder shall ensure that his Representatives (as defined in the Reorganization Agreement)

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do not, directly or indirectly: (i) take any action to solicit, initiate, induce or seek to facilitate the making, submission or announcement of any Company Acquisition Proposal (as defined in the Reorganization Agreement) or take any action that could reasonably be expected to lead to a Company Acquisition Proposal; (ii) furnish any nonpublic information regarding any of the Acquired Corporations to any Person (other than Parent or Merger Sub) in connection with or in response to a Company Acquisition Proposal or an inquiry or indication of interest that the Shareholder reasonably believes could be expected to lead to a Company Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Company Acquisition Proposal. Each Shareholder shall immediately cease and discontinue, and such Shareholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person (except Parent and Merger Sub) that relate to any Company Acquisition Proposal.

        4.6.    Severability.    If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

        4.7.    Entire Agreement.    This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

        4.8.    Assignment; Binding Effect.    Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any Shareholder or Parent without the prior written consent of the non-assigning parties, which consent shall not be unreasonably withheld, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon, and inure to the benefit of, the Shareholders and their respective heirs, estate, executors, Representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature. Each Shareholder specifically agrees that the obligation of such Shareholder hereunder shall not be terminated by operation of law, whether by death or incapacity of such Shareholder or otherwise.

        4.9.    Specific Performance.    The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Each Shareholder agrees that, in the event of any breach or threatened breach by such Shareholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Parent and Merger Sub shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an

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injunction restraining such breach or threatened breach. Each Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.9, and each Shareholder irrevocably waives any objection to the imposition of such relief or any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        4.10.    Non-Exclusivity.    The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Voting Agreement, and the obligations and liabilities of Shareholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Shareholder's obligations, or the rights or remedies of Parent, under any agreement between Parent and Shareholder; and nothing in any such agreement shall limit any of Shareholder's obligations, or any of the rights or remedies of Parent, under this Voting Agreement.

        4.11.    Governing Law; Venue.

        (a)  This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        (b)  Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Maryland. Shareholder and Parent each:

          (i)    expressly and irrevocably consents and submits to the exclusive jurisdiction and venue of any state or federal court in the State of Maryland and the applicable courts of appeals therefrom, in connection with any such legal proceeding;

          (ii)  agree that if any action is commenced in a state court, then subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of Maryland;

          (iii)  agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 4.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

          (iv)  agrees that each state and federal court located in the State of Maryland, shall be deemed to be a convenient forum; and

          (v)  agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Maryland, any claim by either Shareholder or Parent that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

        Nothing contained in this Section 4.11 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

        (c)  SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING

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AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

        4.12.    Counterparts.    This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        4.13.    Captions.    The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        4.14.    Waiver.    No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        4.15.    Construction.

        (a)  For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

        (b)  The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

        (c)  As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (d)  Except as otherwise indicated, all references in this Voting Agreement to "Schedules," "Sections" and "Exhibits" are intended to refer to Schedules of this Voting Agreement, Sections of this Voting Agreement and Exhibits to this Voting Agreement.

        4.16.    Shareholder Capacity.    No person executing this Voting Agreement who is a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. Without limiting the generality of the foregoing, Shareholder executes this Voting Agreement solely in its capacity as the Owner of Subject Securities and nothing herein shall limit, restrict or otherwise affect in any way any actions taken by the Shareholder in its capacity as an officer or director of the Company, in exercising the Company's rights under the Reorganization Agreement or in exercising its fiduciary duties and responsibilities, it being agreed and understood that this Voting Agreement shall apply to Shareholder solely in his or her capacity as a shareholder of Company and shall not apply to his actions, judgements or decisions as a director or officer of the Company, but provided further, that no obligation of Shareholder to the Company as an officer or director of the Company shall affect, impair or impede Shareholder's obligations under this Voting Agreement, including Shareholder's obligation to vote the Subject Securities in accordance with Section 1.2 hereof.

        4.17.    Amendment.    This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

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SECTION 5.    CERTAIN DEFINITIONS

        For purposes of this Voting Agreement:

        (a)  "Company Common Stock" shall mean the common stock, $.01 par value, of the Company.

        (b)  "Expiration Date" shall mean the date upon which the Reorganization Agreement is terminated or upon the Effective Date.

        (c)  Each Shareholder shall be deemed to "Own" or to have acquired "Ownership" of a security if such Shareholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security; provided, however, that each Shareholder shall not be deemed to Own a security solely because of such Shareholder's status as an executive officer, director, partner or member of a Person that owns such security.

        (d)  "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

        (e)  "Subject Securities" with respect to each Shareholder shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by such Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which such Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

        A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, assigns, pledges, mortgages, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, assignment of, pledge of, mortgage of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership interest in or risk relating to any such security.

[SIGNATURE PAGE TO FOLLOW]

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        IN WITNESS WHEREOF, Parent, Merger Sub and each Shareholder have caused this Voting Agreement to be executed as of the date first written above.

PARENT:
SAFENET, INC.
By:	/s/ ANTHONY A. CAPUTO Anthony A. Caputo Chief Executive Officer
MERGER SUB:
SAPPHIRE ACQUISITION CORP.
By:	/s/ ANTHONY A. CAPUTO Anthony A. Caputo Chief Executive Officer
SHAREHOLDERS:
/s/ LEO A. GUTHART Leo A. Guthart
Address:

Facsimile:
/s/ JAMES H. SIMONS James H. Simons
Address:

Facsimile:

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TOPSPIN ASSOCIATES, L.P.
By:	Topspin Management, LLC
/s/ LEO A. GUTHART Leo A. Guthart, Manager
Address:

Facsimile:
TOPSPIN PARTNERS, L.P.
By:	Topspin Management, LLC
/s/ LEO A. GUTHART Leo A. Guthart, Manager
Address:

Facsimile:
SHINING SEA LTD.
By:	/s/ MARY JANE GUTTERIDGE Mary Jane Gutteridge, Director
Address:

Facsimile:
/s/ WILLIAM P. CROWELL William P. Crowell
Address:

Facsimile:

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/s/ ROBERT B. FOUGNER Robert B. Fougner
Address:

Facsimile:
/s/ R. CHRISTOPHER CHILLINGWORTH R. Christopher Chillingworth
Address:

Facsimile:
/s/ PAUL R. GAUVREAU Paul R. Gauvreau
Address:

Facsimile:
/s/ REGIS MCKENNA Regis McKenna
Address:

Facsimile:
/s/ WILLIAM HARRIS William Harris
Address:

Facsimile:

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/s/ RICHARD F. WALSH Richard F. Walsh
Address:

Facsimile:
/s/ PHILIP BREEDEN Philip Breeden
Address:

Facsimile:
/s/ PATRICK K. REILLY Patrick K. Reilly
Address:

Facsimile:
/s/ PAMELA E. DREW Pamela E. Drew
Address:

Facsimile:

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SCHEDULE A

Shareholder	Shares Held of Record	Options, Warrants and Other Rights	Additional Securities Beneficially Owned
Leo Guthart	315,000	54,145	7,577,514
Topspin Partners, L.P.	7,235,010	—	—
Topspin Associates, L.P.	342,504	—	—
Jim Simons	—	20,920	—
Shining Sea Ltd.	1,748,605	—	—
William Crowell	—	1,150,000	—
Robert Fougner	—	401,303	—
R. Christopher Chillingworth	3,607	345,000	—
Paul Gauvreau	50,000	16,800	—
Regis McKenna	—	78,225	—
William Harris	—	24,145	—
Richard Walsh	—	335,000	—
Philip Breeden	—	240,017	—
Patrick Reilly	—	240,000	—
Pamela Drew	8,826	135,640	—
Howard Morgan	12,000	24,415	—

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IRREVOCABLE PROXY

        The undersigned shareholder of Cylink Corporation, a California corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints Anthony A. Caputo or Bruce R. Thaw of SafeNet, Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Company Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Company Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of the Company Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence, except for shares which are not Subject Securities (as defined in the Voting Agreement), are collectively referred to in this proxy as the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Reorganization, dated as of the date hereof, among Parent, Sapphire Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent, and the Company (the "Reorganization Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Reorganization Agreement. The proxy granted herein is executed in accordance with and intended to comply with the requirements of Section 705 of the California Corporations Code applicable to irrevocable proxies.

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the shareholders of the Company, however called, and in any action by written consent of the Shareholders of the Company:

        (i)    in favor of the Merger and the adoption of the Agreement of Merger, Reorganization Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company) in connection with any meeting of, or solicitation of consents from, the shareholders of the Company at which or in connection with which the Merger, the Agreement of Merger or the Reorganization Agreement are submitted for the consideration and vote of the shareholders of the Company;

        (ii)  against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement;

        (iii)  against any action or agreement that would cause any provision contained in Section 6 of the Reorganization Agreement to not be satisfied;

        (iv)  against approval or adoption of any extraordinary corporate transaction (other than the Merger, Agreement of Merger, the Reorganization Agreement or the transactions contemplated thereby) including, without limitation, any transaction involving (i) the sale or transfer of all or substantially all of the capital stock of the Company, whether by merger, consolidation or other business combination, (ii) a sale or transfer of all or substantially all of the assets of the Company or its subsidiaries, (iii) a reorganization, recapitalization or liquidation of the Company or its subsidiaries, or (iv) any amendment to the Company's governing instruments creating any new class of securities of the Company or otherwise affecting the rights of any class of security as currently in effect; and

        (v)  against the following actions (other than the Merger, Agreement of Merger and the transactions contemplated by the Reorganization Agreement): (i) any Company Acquisition Proposal; (ii) any change in a majority of the members of the board of directors of the Company; or (iii) any

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other action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger, the Agreement of Merger or any of the other transactions contemplated by the Reorganization Agreement or this Voting Agreement.

        THE ATTORNEYS AND PROXIES NAMED ABOVE MAY NOT EXERCISE THIS IRREVOCABLE PROXY ON ANY OTHER MATTER EXCEPT AS PROVIDED ABOVE. THE UNDERSIGNED SHAREHOLDER MAY VOTE THE SHARES ON ALL OTHER MATTERS.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the valid termination of the Voting Agreement.

[next page is a signature page]

B-1-15

Dated: October 30, 2002.

[NAME]
Number of shares of common stock of the Company owned of record or beneficially as of the date of this irrevocable proxy:

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ANNEX B-2

VOTING AGREEMENT
ANTHONY A. CAPUTO

ANNEX B-2

PARENT STOCKHOLDER VOTING AGREEMENT

        THIS VOTING AGREEMENT is entered into as of October 30, 2002, by and between Cylink Corporation, a California corporation (the "Company") and the undersigned stockholder ("Stockholder") of SafeNet, Inc., a Delaware corporation ("Parent").

RECITALS

        A. Parent, Sapphire Acquisition Corp., a California corporation and wholly-owned subsidiary of Parent ("Merger Sub") and the Company are entering into an Agreement and Plan of Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) among other things, for the merger (the "Merger") of Merger Sub with and into the Company pursuant to the terms and conditions of the Agreement of Merger (the "Agreement of Merger") thereto, and the terms and conditions of the Reorganization Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Reorganization Agreement. Certain capitalized terms are defined in Section 5 herein.

        B. In order to induce Company to enter into the Reorganization Agreement, the Stockholder, solely in his individual capacity as a stockholder of Parent, is entering into this Voting Agreement.

AGREEMENT

        The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.    VOTING OF SHARES

        1.1    Voting.    Stockholder hereby agrees to appear, or cause the holder of record of any Subject Securities on any applicable record date (the "Record Holder") to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of Parent and at any adjournment thereof for the purpose of voting on each of the Agreement of Merger and the Reorganization Agreement and the transactions contemplated thereby (a "Meeting"). Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any Meeting, however called, and in any action by written consent of the stockholders of the Parent, Stockholder shall vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted) in the Stockholder's sole capacity as a stockholder in favor of the Merger and the adoption of the Agreement of Merger, Reorganization Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Parent) in connection with any meeting of, or solicitation of consents from, the stockholders of the Parent at which or in connection with which the Merger, the Agreement of Merger or the Reorganization Agreement are submitted for the consideration and vote of the stockholders of the Parent.

        To the extent inconsistent with any of the foregoing provisions of this Section 1.1, Stockholder revokes any and all previous proxies with respect to Subject Securities owned beneficially and/or of record by the Stockholder and agrees not to grant any proxy with respect to and any other voting interests in the Company owned or hereafter acquired beneficially or of record by the Stockholder.

        1.2.    Proxy; Further Assurances.    Contemporaneously with the execution of this Voting Agreement: (i) the Stockholder shall execute and deliver to Company a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) the Stockholder shall cause to be delivered to Company an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Parent Common Stock that are Owned by the

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Stockholder, which proxy shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein, and which shall also be considered the "Proxy" for purposes of Section 2.2.

SECTION 2.    TRANSFER OF SUBJECT SECURITIES

        2.1.    Transferee of Subject Securities to Be Bound By this Agreement.    Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected; (ii) tender any of the Subject Securities to any Person or (iii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect, directly or indirectly, the right of Company to vote the Subject Securities as provided herein ("Permitted Encumbrances")).

        2.2.    Transfer of Voting Rights.    Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust with voting instructions inconsistent with any of the foregoing provisions of Section 1.1; and (b) other than the Proxy, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities that is inconsistent with any of the foregoing provisions of Section 1.1.

        2.3.    Stop-Transfer Instructions.    Stockholder agrees and consents to the entry of stop transfer instructions by Company against the transfer of any Subject Securities consistent with the terms of Section 2.1.

SECTION 3.    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Stockholder hereby represents and warrants to Parent as follows:

        3.1.    Authorization, Etc.    Stockholder has the legal capacity and absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by the Stockholder and constitute legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        3.2.    No Conflicts or Consents.

        (a)  The execution and delivery of this Voting Agreement and the Proxy by the Stockholder do not, and the performance of this Voting Agreement and the Proxy by the Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction (other than Permitted Encumbrances) on any of the Subject Securities pursuant to, any contract to which the Stockholder is a party or by which the Stockholder or any of his affiliates or properties is or may be bound or affected.

        (b)  The execution and delivery of this Voting Agreement and the Proxy by the Stockholder do not, and the performance of this Voting Agreement and the Proxy by the Stockholder will not, require any consent or approval of any Person.

        3.3.    Title To Securities.    As of the date of this Voting Agreement: (a) the Stockholder holds of record free and clear of any Encumbrances or restrictions (other than Permitted Encumbrances) the number of outstanding shares of Parent Common Stock reflected on Schedule A as being Owned by the Stockholder under the heading "Shares Held of Record"; (b) the Stockholder holds free and clear

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of any Encumbrances or restrictions (other than Permitted Encumbrances) the options, warrants and other rights to acquire shares of Parent Common Stock reflected on Schedule A as being Owned by the Stockholder under the heading "Options, Warrants and Other Rights"; (c) the Stockholder Owns the additional securities of the Parent reflected on Schedule A as being Owned by the Stockholder under the heading "Additional Securities Beneficially Owned"; and (d) the Stockholder does not directly or indirectly Own any shares of Parent Common Stock or other securities of the Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Parent Common Stock or other securities of the Parent, other than the shares and options, warrants and other rights reflected on Schedule A as being Owned by the Stockholder.

SECTION 4.    MISCELLANEOUS

        4.1.    Survival of Representations, Warranties and Agreements.    All representations, warranties, covenants and agreements made by the Stockholder in this Voting Agreement shall survive until the Expiration Date.

        4.2.    Expenses.    All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

        4.3.    Notices.    Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when actually delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto); provided, however, that a written notice delivered via facsimile shall be deemed delivered only if at the time of, or shortly after, such facsimile transmission the party giving the notice confirms by telephone the actual receipt by the other party of such facsimile transmission:

        IF TO COMPANY:

  Cylink Corporation
  3131 Jay Street
  Santa Clara, California 95056-0952
  Facsimile No.: (408) 855-6106
  Attention: Robert B. Fougner

        WITH A COPY TO (WHICH COPY SHALL NOT CONSTITUTE NOTICE):

  Morrison & Foerster LLP
  755 Page Mill Road
  Palo Alto, California 94304-1018
  Facsimile No.: (650) 494-0792
  Attention: Paul "Chip" Lion, III, Esq.

        IF TO STOCKHOLDER:

  at the address set forth below the Stockholder's signature on the signature page hereof

        WITH COPIES TO (WHICH COPIES SHALL NOT CONSTITUTE NOTICE):

  Venable, Baetjer and Howard, LLP
  8010 Towers Crescent Drive
  Suite 300
  Vienna, Virginia 22182
  Facsimile No. (703) 821-8949
  Attention: Elizabeth R. Hughes, Esq.

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        4.4.    Severability.    If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

        4.5.    Entire Agreement.    This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

        4.6.    Assignment; Binding Effect.    Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Stockholder or Company without the prior written consent of the non-assigning parties, which consent shall not be unreasonably withheld, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon, and inure to the benefit of, the Stockholder and his heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Company and its successors and assigns) any rights or remedies of any nature. Stockholder specifically agrees that the obligation of the Stockholder hereunder shall not be terminated by operation of law, whether by death or incapacity of the Stockholder or otherwise.

        4.7.    Specific Performance.    The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by the Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.7, and Stockholder irrevocably waives any objection to the imposition of such relief or any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        4.8.    Non-Exclusivity.    The rights and remedies of Company under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Company under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of

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Stockholder's obligations, or the rights or remedies of Company, under any agreement between Company and Stockholder; and nothing in any such agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Company, under this Voting Agreement.

        4.9.    Governing Law; Venue.

        (a)  This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        (b)  Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Maryland. Stockholder and Company each:

          (i)    expressly and irrevocably consents and submits to the exclusive jurisdiction and venue of any state or federal court in the State of Maryland and the applicable courts of appeals therefrom, in connection with any such legal proceeding;

          (ii)  agree that if any action is commenced in a state court, then subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of Maryland;

          (iii)  agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 4.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

          (iv)  agrees that each state and federal court located in the State of Maryland, shall be deemed to be a convenient forum; and

          (v)  agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Maryland, any claim by either Stockholder or Company that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

        Nothing contained in this Section 4.9 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

        (c)  STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

        4.10.    Counterparts.    This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        4.11.    Captions.    The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        4.12.    Waiver.    No failure on the part of Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right,

B-2-5

privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Company shall not be deemed to have waived any claim available to Company arising out of this Voting Agreement, or any power, right, privilege or remedy of Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        4.13.    Construction.

        (a)  For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

        (b)  The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

        (c)  As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (d)  Except as otherwise indicated, all references in this Voting Agreement to "Schedules," "Sections" and "Exhibits" are intended to refer to Schedules of this Voting Agreement, Sections of this Voting Agreement and Exhibits to this Voting Agreement.

        4.14.    Stockholder Capacity.    Stockholder makes no agreement or understanding herein in his capacity as a director or officer of Parent. Without limiting the generality of the foregoing, Stockholder executes this Voting Agreement solely in its capacity as Owner of Subject Securities and nothing herein shall limit or affect any actions taken by Stockholder in his capacity as an officer or director of Parent in exercising Parent's rights under the Reorganization Agreement, provided, that no obligation of Stockholder to Parent as an officer or director of Parent shall affect, impair or impede Stockholder's obligations under this Voting Agreement including the obligation to vote the Subject Securities in accordance with Section 1.2 hereof.

        4.15.    Amendment.    This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

SECTION 5.    CERTAIN DEFINITIONS

        For purposes of this Voting Agreement:

        (a)  "Parent Common Stock" shall mean the common stock, $.01 par value, of Parent.

        (b)  "Expiration Date" shall mean the date upon which the Reorganization Agreement is terminated or upon the Effective Date.

        (c)  Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if the Stockholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security; provided, however, that each Stockholder shall not be deemed to Own a security solely because of the Stockholder's status as an executive officer, director, partner or member of a Person that owns such security.

        (d)  "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

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        (e)  "Subject Securities" with respect to each Stockholder shall mean: (i) all securities of the Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) Owned by the Stockholder as of the date of this Agreement; and (ii) all additional securities of the Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which the Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

        A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, assigns, pledges, mortgages, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, assignment of, pledge of, mortgage of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership interest in or risk relating to any such security.

[SIGNATURE PAGE TO FOLLOW]

B-2-7

        IN WITNESS WHEREOF, Company and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

COMPANY:
CYLINK CORPORATION
By:	/s/ WILLIAM P. CROWELL Name: William Crowell Title: CEO
STOCKHOLDER:
/s/ ANTHONY CAPUTO Anthony Caputo
Address:

Facsimile:

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SCHEDULE A

Stockholder	Shares Held of Record	Options, Warrants and Other Rights	Additional Securities Beneficially Owned
Anthony A. Caputo	594,600	277,962	—

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IRREVOCABLE PROXY

        The undersigned stockholder of SafeNet, Inc., a Delaware corporation (the "Parent"), hereby irrevocably (to the fullest extent permitted by law) appoints Robert Fougner and William Crowell of Cylink Corporation, a California corporation ("Company"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Parent Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Parent Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of the Parent Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence, except for shares which are not Subject Securities (as defined in the Voting Agreement), are collectively referred to in this proxy as the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Reorganization, dated as of the date hereof, among Parent, Sapphire Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent, and the Company (the "Reorganization Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Reorganization Agreement.

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the stockholders of the Parent, however called, and in any action by written consent of the stockholders of the Parent in favor of the Merger and the adoption of the Agreement of Merger, Reorganization Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Parent) in connection with any meeting of, or solicitation of consents from, the stockholders of the Parent at which or in connection with which the Merger, the Agreement of Merger or the Reorganization Agreement are submitted for the consideration and vote of the stockholders of the Company.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the valid termination of the Voting Agreement.

[next page is a signature page]

B-2-10

Dated: October 30, 2002.

Anthony Caputo
Number of shares of common stock of the Parent owned of record or beneficially as of the date of this irrevocable proxy:

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ANNEX C

OPINION OF FIRST ANALYSIS SECURITIES CORPORATION

October 29, 2002

Board of Directors
Cylink Corporation
3131 Jay Street
Santa Clara, CA 95054

Gentlemen:

We understand that Cylink Corporation ("Cylink" or the "Company"), a California corporation, SafeNet, Inc. ("SafeNet" or the "Acquiror"), a Delaware corporation, and Sapphire Acquisition Corp. ("Sapphire"), a California corporation and wholly-owned subsidiary of SafeNet, propose to enter into an Agreement and Plan of Reorganization to be dated October 30, 2002 (the "Merger Agreement") which provides, among other things, for the merger of Sapphire with and into Cylink, pursuant to which the separate existence of Sapphire will cease, Cylink will be the surviving corporation and be a wholly-owned subsidiary of SafeNet (the "Merger"). As set forth more fully in the Merger Agreement, owners of the common stock of Cylink, $0.01 par value, will be converted into 0.050 shares (the "Exchange Ratio") of SafeNet stock, $0.01 par value, per common share. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked us whether, in our opinion, the Exchange Ratio as defined in the Merger Agreement to be paid to Cylink's common stockholders pursuant to the Merger is fair to Cylink's common stockholders from a financial point of view.

In arriving at our opinion set forth below, we have, among other things:

  1)
  Reviewed the terms of the Agreement and Plan of Reorganization and the associated exhibits thereto in the form of the draft received by us via electronic mail on October 25, 2002 from Cylink management (which, for the purposes of this opinion, we have assumed, with your permission, to be identical in all material respects to the agreement to be executed);

  2)
  Reviewed the Non-binding Indication of Interest Regarding a Potential Transaction executed by both Cylink and SafeNet on August 23, 2002;

  3)
  Reviewed Cylink's Annual Report and Form 10-K for the fiscal year ended December 31, 2001, including the audited financial statements included therein, the Definitive Proxy Statement and Notice of Annual Meeting of Shareholders of Cylink dated April 12, 2002, and Cylink's Form 10-Q for the quarterly period ended June 30, 2002, including the unaudited financial statements included therein;

  4)
  Reviewed SafeNet's Form 10-K for the fiscal year ended December 31, 2001, including the audited financial statements included therein, the Definitive Proxy Statement and Notice of Annual Meeting of Stockholders of SafeNet dated April 25, 2002, and SafeNet's Form 10-Q for the quarterly period ended June 30, 2002, including the unaudited financial statements included therein;

  5)
  Reviewed Cylink press releases from March, 2001 to present;

  6)
  Reviewed Cylink's Form 8-K filed on September 30, 2002 pertaining to its application to move from the Nasdaq National Market to the Nasdaq SmallCap Market;

  7)
  Reviewed Cylink's Form 8-K filed on October 9, 2002 pertaining to its move from the Nasdaq National Market to the Nasdaq SmallCap Market;

  8)
  Reviewed the potential de-listing notification letter from the NASDAQ to Cylink dated June 27, 2002;

  9)
  Noted the going concern opinion expressed by Deloitte & Touche LLP, independent auditors to Cylink, in the Notes to Consolidated Financial Statements in Cylink's Form 10-K for the fiscal year ended December 31, 2001;

  10)
  Reviewed certain internal financial and operating information, including financial forecasts and projections for the fiscal years ending December 31, 2002 through December 31, 2007, relating to the business, earnings, cash flow, assets and prospects of Cylink;

  11)
  Conducted discussions with members of the management of Cylink concerning the operations, business strategy, financial performance and prospects for Cylink;

  12)
  Discussed with the management of Cylink its view of the strategic rationale for the Merger;

  13)
  Reviewed the historical market prices and trading activity of the common stock of Cylink;

  14)
  Reviewed the historical market exchange ratios between the individual shares of common stock of Cylink and SafeNet;

  15)
  Compared the results of Cylink with that of certain public companies which we deemed to be reasonably comparable to Cylink;

  16)
  Compared the financial terms of the Merger with the financial terms of certain other precedent mergers and acquisitions of companies we deemed to be comparable to Cylink;

  17)
  Performed a discounted cash flow analysis of the projected free cash flows of Cylink on a stand-alone basis, based on projections provided by Cylink management;

  18)
  Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed appropriate for purposes of this opinion, including our assessment of general economic, market, industry, competitive, monetary and other conditions.

In rendering our opinion, we have assumed and relied, without responsibility for independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the management of Cylink that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Cylink as to the future financial performance of Cylink, and we have relied upon Cylink to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We have not made or been provided with an independent evaluation or appraisal of any assets or liabilities (contingent or otherwise) of Cylink nor have we made any physical inspection of any properties or assets of Cylink. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, information made available to us, as of the date hereof, and any material change in such information would require a reevaluation of this opinion.

The preparation of the opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. While we considered many factors, none were dispositive and none were given any particular weight in rendering our opinion. Selecting portions of the analyses or of the summary, without considering the analyses as a whole, could create an incomplete view of the process underlying our opinion.

In connection with the preparation of this opinion, we have not been authorized by either the Company or the Board of Directors to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or any part of the Company. Consequently, we express no opinion as to whether any alternative transaction might produce consideration for the shareholders of the Company in an amount exceeding that contemplated in the Merger.

We have been engaged to render this opinion to the Board of Directors in connection with the Merger and will be paid a fee for this Fairness Opinion. We will also receive an advisory fee for our services, payable in cash upon closing of the Merger, based on the value of the Merger. We have also, from time to time, provided investment banking and other financial services to Cylink for which we have received compensation, including advising Cylink on the acquisition of Celotek Corporation in August 2000. In addition, Cylink has agreed to indemnify us against certain liabilities arising out of our engagement. We are actively engaged in the investment banking business and regularly undertake the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. We do provide equity research coverage on both Cylink and SafeNet, with a current underweight rating on Cylink and equal weight rating on SafeNet. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Cylink and/or SafeNet for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. We are not affiliated with and have no conflicts of interest with any parties to the Merger Agreement except as noted above.

This opinion expressed herein is provided for the information of the Board of Directors of Cylink in their evaluation of the proposed Merger. Further, our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any Company stockholder as to how such stockholder should vote on the Merger. We have not considered, nor are we expressing any opinion herein with respect to, the prices at which the shares of either the Company or Acquiror will trade following the announcement of the Merger, or the price at which shares of the Acquiror will trade following consummation of the Merger. We express no opinion as to whether the Cylink/SafeNet combination will be profitable post-Merger, or whether the two businesses can be easily integrated. Our opinion may not be published or otherwise used or referred to, nor shall any public reference to First Analysis Securities Corporation be made, without our prior written consent, which shall not be unreasonably withheld. First Analysis Securities Corporation hereby consents to references to, and the inclusion of this opinion in its entirety in the proxy statement to be distributed to Cylink's common stockholders in connection with the Merger. Our opinion is provided to you pursuant to the terms of our engagement letter dated March 16, 2001, as amended July 2, 2001 and August 7, 2002.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair to Cylink's common stockholders from a financial point of view.

First Analysis Securities Corporation
By:	/s/ MICHAEL SIEMPLENSKI Michael Siemplenski Managing Director

ANNEX D

OPINION OF PACIFIC GROWTH EQUITIES, INC.

October 29, 2002

Board of Directors
SafeNet, Inc.
8029 Corporate Drive
Baltimore, MD 21236

Members of the Board of Directors:

You have asked for our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share ("SafeNet Common Stock") of SafeNet, a Delaware corporation ("SafeNet" or the "Company") of certain transactions in which SafeNet is considering participating.

Background of Transactions

SafeNet plans to enter into an Agreement and Plan of Reorganization dated October 30, 2002 (the "Agreement and Plan of Reorganization") by and among SafeNet, Sapphire Acquisition Corp, a California corporation and wholly owned subsidiary of SafeNet ("Merger Sub") and Cylink Corporation, a Delaware corporation ("Cylink"), pursuant to which SafeNet will acquire Cylink. That acquisition (the "Merger") is to be accomplished through the merger of the Merger Sub with and into Cylink. Upon consummation of the Merger, Merger Sub will cease to exist and Cylink will become a wholly owned subsidiary of SafeNet. In connection with the Merger, all of the outstanding shares of Cylink common stock, par value $0.01 per share, will be converted into a number of shares (the "Conversion Shares") of SafeNet Common Stock at the conversion ratio specified in the Agreement and Plan of Reorganization (the "Exchange Ratio"). The Agreement and Plan of Reorganization indicates that the Exchange Ratio shall equal .05 shares of SafeNet Common Stock to be received for each share of SafeNet Common Stock resulting in a transaction value of approximately $34.99 million. The Merger is to be accounted for as a purchase transaction and is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

Investigation and Analysis

In conducting our investigation and analysis and in arriving at the opinion set forth below, we reviewed such information and took into account such financial and economic factors as we deemed relevant under the circumstances. In that connection, we, among other things: (i) reviewed the Agreement and Plan of Reorganization; (ii) reviewed publicly available information about Cylink, including but not limited to Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy and other information filed with the Securities and Exchange Commission, and equity analyst research reports prepared by various investment banking firms; (iii) reviewed publicly available information about SafeNet, including but not limited to Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy and other information filed with the Securities and Exchange Commission, and equity analyst research reports prepared by various investment banking firms; (iv) analyzed information regarding the market prices of SafeNet and Cylink over various periods; (v) analyzed information on publicly-traded comparable companies; and (vi) analyzed information about prices paid in acquisitions of other networking software and communications software companies between January 1, 2000 and October 29, 2002.

We reviewed with senior management of Cylink the state of Cylink's business and operations and other information prepared and furnished to us by Cylink. We held discussions with certain members of Cylink's senior management concerning Cylink's historical and current business condition and operating results. We considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that we deemed relevant for the preparation of this opinion. We did not consider any benefits that may inure to any particular stockholder of the Company as a result of the Merger or any related transactions. In addition, we have not been requested to make and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Cylink, nor have we been furnished with any such evaluation or appraisals.

In arriving at our opinion, we assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us by or on behalf of SafeNet and Cylink, and all of the publicly available financial and other information referred to above, and did not attempt independently to verify any such information. With respect to financial projections, forecasts and other forward looking statements provided to us and used in our analysis, we have assumed that such information was prepared in good faith and was based on reasonable estimates and represents Cylink's managements best judgment as to future performance. We also assumed, with your consent, that the Merger would be consummated in accordance with the terms of the Agreement and Plan of Reorganization, without any amendment thereto and without waiver by SafeNet or Cylink of any of the conditions to their respective obligations thereunder. In addition, we have assumed that all governmental, regulatory and other consents and approvals necessary for consummation of the transaction will be obtained without a material adverse effect.

Our opinion necessarily is based upon economic, monetary and market conditions as they exist and could be evaluated on the date hereof, and does not predict or take into account any changes that could occur, or information that could become available, after the date of our opinion, including without limitation changes in the terms of the Agreement and Plan of Reorganization. It should be understood that subsequent developments may affect this opinion and we do not have any obligation to update, revise or reaffirm this opinion. Except as noted above, this opinion does not address the relative merits of the Merger and any other potential transactions or business strategies considered by the Board of Directors of SafeNet. We did not participate in the negotiation of the terms of the Merger, provide any legal advice or provide any advice with respect to any possible alternatives to the Merger. We did however provide advice to SafeNet designed to assist them in establishing the financial parameters of the transaction.

PGE received a fee for rendering this written opinion pursuant to the terms of an engagement letter. PGE and/or its employees may from time to time trade the securities of Cylink and/or SafeNet for its or their own account/s or the accounts of PGE's customers and, accordingly, may at any time hold long or short positions in such securities.

In addition, in the past Pacific Growth Equities has acted as an advisor to SafeNet in connection with private and public financings.

Opinion

Based upon and subject to the foregoing and other matters we deem relevant, we are of the opinion that, as of the date hereof, the Merger is fair, from a financial point of view, to the holders of SafeNet Common Stock.

Our opinion was prepared solely for the information of the Board of Directors of SafeNet, and may not be used for any other purpose or disclosed to or relied upon by any other party without the prior written consent of PGE; provided, however, that if SafeNet proposes to state in any proxy statement prospectus filed with the Securities and Exchange Commission that PGE rendered this written opinion and/or describe the conclusions reached herein, PGE's consent shall not be unreasonably withheld. This letter does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote in connection with the proposed merger.

Very truly yours,
/s/ Pacific Growth Equities, Inc.

ANNEX E

CHAPTER 13 OF THE CALIFORNIA CORPORATIONS CODE

  § 1300. Right to Require Purchase—"Dissenting Shares" and "Dissenting Shareholder" Defined.

        (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

        (b)  As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

          (1)  Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

          (2)  Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

          (3)  Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

          (4)  Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

        (c)  As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

  § 1301. Demand for Purchase.

        (a)  If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

        (b)  Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

        (c)  The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

  § 1302. Endorsement of Shares.

        Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

  § 1303. Agreed Price—Time for Payment.

        (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

        (b)  Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

  § 1304. Dissenter's Action to Enforce Payment.

        (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

        (b)  Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

        (c)  On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

  § 1305. Appraisers' Report—Payment—Costs.

        (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

        (b)  If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

        (c)  Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

        (d)  Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

        (e)  The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

  § 1306. Dissenting Shareholder's Status as Creditor.

        To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

  § 1307. Dividends Paid as Credit Against Payment.

        Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

  § 1308. Continuing Rights and Privileges of Dissenting Shareholders.

        Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

  § 1309. Termination of Dissenting Shareholder Status.

        Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

        (a)  The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

        (b)  The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

        (c)  The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

        (d)  The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

  § 1310. Suspension of Proceedings for Payment Pending Litigation.

        If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

  § 1311. Exempt Status.

        This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

  § 1312. Attacking Validity of Reorganization or Merger.

        (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

        (b)  If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

        (c)  If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

PROXY

CYLINK CORPORATION

3131 Jay Street
Santa Clara, California 95056

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING ON FEBRUARY 5, 2003

The undersigned shareholder of Cylink Corporation hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus for the Special Meeting of Shareholders of Cylink Corporation to be held on Wednesday, February 5, 2003 at 9:00 a.m., Pacific Time at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California 94304 and revoking all prior proxies, hereby appoints Robert Fougner and R. Christopher Chillingworth, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Cylink Corporation held of record by the undersigned on December 26, 2002 at the Special Meeting to be held on February 5, 2003, or any postponement or adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Please mark your votes as this example. ☒

Shares represented by this proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted for the election of all directors and for the appointment of the independent auditors.

  1.
  To approve the Agreement and Plan of Reorganization, dated October 30, 2002, by and among SafeNet, Inc., Sapphire Acquisition Corp., a wholly-owned subsidiary of SafeNet, Inc. and Cylink Corporation ('Cylink'). Under the terms of the proposed merger agreement, Sapphire Acquisition Corp. will merge with and into Cylink, and Cylink will survive the merger as a wholly-owned subsidiary of Safenet, Inc. In the merger, holders of outstanding shares of common stock of Cylink will receive 0.05 of a share of SafeNet, Inc. common stock for each share of Cylink common stock they hold. Approval of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement.

                                ☐ FOR                ☐ AGAINST                ☐ ABSTAIN

  2.
  In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

☐ Mark here for address change and note below

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:

Signature:	Date:

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE MERGER
SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
MARKET PRICE AND DIVIDEND INFORMATION
SAFENET SELECTED HISTORICAL FINANCIAL DATA (in thousands, except per share data)
CYLINK CORPORATION SELECTED HISTORICAL FINANCIAL DATA (in thousands, except per share data)
SUMMARY PRO FORMA COMBINED CONDENSED FINANCIAL DATA
COMPARATIVE PER SHARE DATA
RISK FACTORS
FORWARD LOOKING STATEMENTS
THE SPECIAL MEETINGS
THE MERGER
TERMS OF THE MERGER AGREEMENT
THE VOTING AGREEMENTS
INFORMATION RELATING TO CYLINK
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA
SAFENET, INC. AND SUBSIDIARIES UNAUDITED COMBINED CONDENSED PRO FORMA STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001 (in thousands, except per share amounts)
SAFENET, INC. AND SUBSIDIARIES UNAUDITED COMBINED CONDENSED PRO FORMA STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30, 2002 (in thousands, except per share amounts)
SAFENET, INC. AND SUBSIDIARIES UNAUDITED COMBINED CONDENSED PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 2002 (dollars in thousands)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (amounts in thousands, except per share amounts)
COMPARATIVE RIGHTS OF SAFENET STOCKHOLDERS AND CYLINK SHAREHOLDERS
LEGAL MATTERS
EXPERTS
ADDITIONAL INFORMATION FOR STOCKHOLDERS
WHERE YOU CAN FIND MORE INFORMATION
  ANNEX A

AGREEMENT AND PLAN OF REORGANIZATION
RECITALS
AGREEMENT
EXHIBIT A CERTAIN DEFINITIONS
ANNEX B-1 VOTING AGREEMENT CYLINK PRINCIPAL SHAREHOLDERS
  ANNEX B-1
VOTING AGREEMENT
RECITALS
AGREEMENT
IRREVOCABLE PROXY
ANNEX B-2 VOTING AGREEMENT ANTHONY A. CAPUTO
  ANNEX B-2
PARENT STOCKHOLDER VOTING AGREEMENT
RECITALS
AGREEMENT
IRREVOCABLE PROXY
ANNEX C OPINION OF FIRST ANALYSIS SECURITIES CORPORATION
ANNEX D OPINION OF PACIFIC GROWTH EQUITIES, INC.
ANNEX E CHAPTER 13 OF THE CALIFORNIA CORPORATIONS CODE